UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Schroders Funds
Annual Report
October 31, 2022

■ Hartford Schroders China A Fund
■ Hartford Schroders Diversified Emerging Markets Fund
■ Hartford Schroders Emerging Markets Equity Fund
■ Hartford Schroders Emerging Markets Multi-Sector Bond Fund
■ Hartford Schroders International Contrarian Value Fund
■ Hartford Schroders International Multi-Cap Value Fund
■ Hartford Schroders International Stock Fund
■ Hartford Schroders Securitized Income Fund
■ Hartford Schroders Sustainable International Core Fund
■ Hartford Schroders Tax-Aware Bond Fund
■ Hartford Schroders US MidCap Opportunities Fund
■ Hartford Schroders US Small Cap Opportunities Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2021 through October 31, 2022.
Market Review
During the 12 months ended October 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 14.61%. The decline was an unsettling reminder that equities have experienced an exceptionally volatile period marked by persistent inflation, the U.S. Federal Reserve (Fed) interest rate increases, and, lately, growing fears of recession.
Many investors would prefer to remember the brief period from late-June to late-August in 2022 when stocks came off their June 2022 lows for the year and climbed on hopes of a pause in the Fed’s interest-rate increases. But Fed Chair Jerome Powell’s Jackson Hole speech on August 26, 2022, made it clear the Fed would not be backing off its campaign of rate hikes until it felt inflation had been brought under control. The mid-summer rally quickly faded as Powell’s words sank in and as the August 2022 Consumer Price Index (CPI)2 report of 8.3% annual inflation appeared to stiffen the Fed’s resolve. The CPI’s small retreat to 8.2% in September 2022 produced no change in Fed sentiment.
With all the volatility we’ve seen these past 12 months, it may seem hard to believe that markets at the start of the period were, in fact, on their way to setting new positive records. Even as the Fed had begun expressing concerns in late 2021 over the likely persistence of inflation, the S&P 500 Index was on a steady climb on its way to a record high as of January 3, 2022.
As inflation numbers steadily worsened, Fed policymakers acknowledged that higher prices wouldn't be as transitory as they would have hoped. Soon thereafter, the Fed embarked on a cycle of rate hikes and Treasury balance-sheet reductions designed to slow the economy and soak up the massive amounts of liquidity put in place to support a faltering economy.
Any review of the period would be incomplete without noting the impact of the February 24, 2022 invasion of Ukraine by Russia’s armed forces, a decision that continues to threaten global security and strain worldwide food and energy supplies. With the continued backdrop of geopolitical instability, the Fed kept its anti-inflationary policy stance in focus in March 2022 by enacting a quarter-percent increase in the federal funds rate.
After a surprise jump in consumer prices in May 2022, the Fed in June 2022 raised rates by three-quarters of a percent. Although declining gasoline prices offered consumers a measure of relief during the summer, core inflation, which excludes volatile food and energy prices, remained persistently high as the period came to an end. As the Fed added another three-quarter-percent rate hike in September and October 2022, markets remained highly volatile.
As we approach the winter months, recession concerns are likely to grow as a result of the impact of Fed rate hikes on labor markets, currencies, and corporate profits. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Schroders Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. With the exception of Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders International Contrarian Value Fund, and Hartford Schroders Sustainable International Core Fund, Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges, and returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses. Fund performance reflected in the Manager Discussion for each of Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders International Contrarian Value Fund, and Hartford Schroders Sustainable International Core Fund reflect the returns of such Fund's Class SDR shares and returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Schroders China A Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 03/31/2020 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (03/31/2020 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	Since Inception[1]
Class A2	-35.01%	4.75%
Class A3	-38.58%	2.48%
Class C2	-34.97%	4.25%
Class C4	-35.61%	4.25%
Class I2	-34.86%	4.99%
Class Y2	-34.77%	5.08%
Class F2	-34.71%	5.17%
Class SDR[2]	-34.75%	5.17%
MSCI China A Onshore Index (Net)	-34.78%	1.51%

[1]	Inception: 03/31/2020
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.94%	1.45%
Class C	2.66%	2.25%
Class I	1.65%	1.15%
Class Y	1.65%	1.11%
Class F	1.54%	0.99%
Class SDR	1.54%	0.99%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

2

Hartford Schroders China A Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Manager
Hartford Schroders China A Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Jack Lee, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders China A Fund returned -35.01%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the MSCI China A Onshore Index (Net), which returned -34.78% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -43.78% average return of the Lipper China Region peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Chinese equities markets declined in the final months of 2021 amid constant regional COVID-19 outbreaks in China. China’s “zero COVID” policy continued to trigger a series of sporadic lockdowns in major cities, which put a damper on consumer confidence and domestic demand. Additionally, the ongoing liquidity concerns around Chinese property developers and the heightened U.S.-China relations also depressed market sentiment somewhat. The markets remained volatile entering into 2022, as they continued to be driven by macroeconomic factors including the outlook for U.S. interest rates, geopolitical tensions, and the outbreak of the Omicron strain of COVID-19 in China. Although the market rebounded briefly in mid-March 2022 on positive policy guidance from policymakers, overall sentiment towards the China market remained weak in the remaining months of the period given the concerns around COVID lockdowns and their longer-term impact on the economy. The closely watched Chinese Communist Party 20th Congress also concluded in October 2022, which reinforced President Xi’s authority but failed to signal any near-term easing of the country’s “zero-COVID” policy.
Outside of China, the macroeconomic backdrop continued to be increasingly challenging during the period. Global growth momentum seemed to be softening, inflation proxies remained elevated on high commodity prices and lingering supply-chain issues, and central banks and governments globally took steps to normalize monetary policy by withdrawing stimulus at a record-matching pace. The divergence in the monetary-policy trajectories between China and the U.S. during the period caused the Chinese renminbi to decline against the U.S. dollar, which was not favorable to the Chinese market.
During the period, the Fund delivered negative returns while performing broadly in line with the MSCI China A Onshore Index (Net). Sector allocation effect was positive, driven by the Fund’s underweight exposure to the Consumer Staples and Industrials sectors, as well as an overweight exposure to the Healthcare sector. Cash allocation in the down market also had a positive impact. Stock selection was mostly neutral, as positive selection in the Technology and Healthcare sectors was offset by weak selection in the Financials sector.
At the stock level, satellite image processing software provider Piesat Information was the top contributor, thanks to the strong growth in revenue and earnings driven by the boom in China’s remote sensing satellite industry. Medical equipment manufacturer Micro-Tech advanced on expectations that the Chinese government will spend more on hospital infrastructure going forward. Real estate company Poly Development also contributed positively to Fund performance, as investors believed the company could benefit from the reshaping of the industry landscape given its strong balance sheet and state-owned background. On the negative side, bakery shop Toly Bread underperformed as its business was severely impacted by the recurring COVID lockdowns in China. New media service provider Mango Excellent underperformed because its business, especially the advertising side, was impacted by the depressing macro environment. Lastly, ceramic material producer Shandong Sinocera traded lower as demand for consumer electronic products was weak amid the downcycle in the tech industry.
During the period, the Fund used p-notes and non-standard warrants, which are types of derivatives, to gain access to the broader A-share universe. These derivatives had no material impact on the Fund's overall performance for the period.
What is the outlook as of the end of the period?
As of the end of the period, China’s markets remained depressed by the twin overhangs of the “dynamic-zero-COVID” policy and the ongoing contraction in real estate activity, both of which have negatively affected economic activity and seriously impacted earnings in many sectors of the market.
Against the weak macroeconomic backdrop, we have started to see more policy measures announced to support the real estate market, increase infrastructure investment, and encourage consumption.
Although it seems unlikely that restrictive COVID-19 policies will soften much in the near term, in the last few months markets have started to anticipate a return to normalcy in the medium term. There is some hope that the Shanghai lockdown-related weakness could represent the low point for growth in this market cycle and mark the peak of restrictions. In our view, year-on-year comparisons should also look better as we head towards 2023, and a stronger rebound in activity may occur, as the authorities may become more relaxed about the downside risks from easing controls.
Looking ahead, we expect that policy implementation in line with President Xi’s stated policy priorities should accelerate after the

3

Hartford Schroders China A Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

change of leadership in China. We also expect a ramp-up of supporting policies, which may support China's domestic growth. More details of economic policy from the new leadership team will likely be available in the Central Economic Work Conference in late December 2022. Before that, the market is likely to continue to consolidate as domestic and external uncertainties continue without much clarity in sight.
China reopening and the possibility of a pivot by the Federal Reserve to slow down the pace of future interest-rate increases (or a confirmation of an inflation peak in the U.S.) remain the most visible and powerful upside catalysts for the market in early 2023, in our view.
In terms of the Fund’s portfolio strategy, as of the end of the period we have maintained our focus on sectors that we believe will see structural growth over the medium term. As of the end of the period, the Fund is most overweight in the Healthcare sector, as we believe the sector’s risk and reward profile has appeared to become more attractive after the corrections over the past year or so. The sector outlook is still well underpinned by the structural increase in government spending on healthcare equipment/products. As of the end of the period, we still favor select domestic Chinese consumer-facing businesses with strong brand value and pricing power. We also like the Technology sector as of the end of the period, believing it should benefit from the “new infrastructure” initiative, localization, and the structural increase in renewables in the medium term given carbon neutrality goals globally. Alongside these structural growth companies in the Fund’s portfolio are exposures to more cyclical businesses (petrochemical and select material names) that we believe help to balance the overall portfolio.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. ●The Fund invests in China A shares through Stock Connect, which is subject to a number of restrictions that may affect the Fund’s investments and returns. To the extent the Fund invests in China A shares listed on the Science and Technology Innovation Board of the Shanghai stock exchange and/or the ChiNext market of the Shenzhen stock exchange, the risks are heightened. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. Focusing investments in China subjects the Fund to more volatility and greater risk of loss than a fund with more geographically diverse investments. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets, such as China. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.8%
Consumer Discretionary	8.9
Consumer Staples	6.7
Financials	15.2
Health Care	10.6
Industrials	17.7
Information Technology	13.8
Materials	19.0
Real Estate	0.7
Total	95.4%
Short-Term Investments	0.8
Other Assets & Liabilities	3.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
4

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 09/30/2021 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $5,000,000 Investment (09/30/2021 - 10/31/2022)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	Since Inception[1]
Class A2	-31.63%	-28.92%
Class A3	-35.39%	-32.53%
Class C2	-32.03%	-29.30%
Class C4	-32.71%	-29.30%
Class I2	-31.43%	-28.73%
Class Y2	-31.43%	-28.73%
Class F2	-31.63%	-28.92%
Class SDR[2]	-31.63%	-28.92%
MSCI Emerging Markets Index (Net)	-31.03%	-28.19%

[1]	Inception: 09/30/2021
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. The share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Classes A, C, I, Y, and F commenced operations on 02/28/2022 and performance prior to that date is that of the Fund’s Class SDR shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.40%	1.34%
Class C	2.14%	2.14%
Class I	1.15%	1.04%
Class Y	1.15%	0.99%
Class F	1.05%	0.89%
Class SDR	1.05%	0.89%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

5

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Hartford Schroders Diversified Emerging Markets Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Tom Wilson, CFA
Portfolio Manager
David Philpotts
Portfolio Manager
Gordon Huang
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders Diversified Emerging Markets Fund returned -31.63% for the twelve-month period ended October 31, 2022, modestly underperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned -31.03% for the period. Over the same period, the Class SDR shares of the Fund outperformed the -32.69% average return of the Lipper Emerging Markets Funds peer group, which is a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the twelve-month period ended October 31, 2022, the emerging-markets equity asset class was under pressure along with broader global equities. Russia’s invasion of Ukraine, the ensuing energy crisis, supply-chain disruptions, China’s zero-Covid policy and regulatory crackdown, and tighter global monetary policy all weighed heavily on investor sentiment. The strength of the U.S. dollar against emerging-market currencies was also detrimental to the Fund’s performance relative to the MSCI Emerging Markets Index (Net) for the period. The sharp underperformance of China over the period chiefly benefited commodity-heavy markets in Latin America and the Middle East, while also benefitting Indian equities, which were regarded as a relative safe haven given India’s more robust economic growth during the period.
In selecting investments for the Fund, we combine both fundamental and quantitative analysis along with our sustainable investing criteria. At the portfolio level, exposure to Europe, the Middle East and Africa (EMEA) and Latin America added value over the twelve-month period. Within EMEA, a sizable underweight to Russia leading up to its unprovoked invasion of Ukraine was additive to relative performance as the market ultimately collapsed and was swiftly removed from the MSCI Emerging Markets Index (Net). Adverse signals from our country risk monitor prompted a timely de-risking of the Fund’s exposure to Russian equities. The United Arab Emirates (UAE) was a positive contributor to Fund performance, as robust oil prices underpinned a relatively upbeat domestic economy. Positions in high-quality, attractively valued banks and a select, well-capitalized diversified property investment & developer also lifted relative performance. The favorable performance outcome in Latin America was primarily driven by an overweight position in Mexico alongside strong stock selection during the period. In particular, a mix of contributions from high-quality, attractively valued banks and defensive staples (e.g., Kimberly-Clark de Mexico) underpinned relative performance.
However, positioning in Asian emerging markets was an overall detractor from performance during the period, offsetting some of the aforementioned gains. China was a volatile market over the twelve-month period due to rising geopolitical risks related to its relationship with Russia and its intentions towards Taiwan. Moreover, concerns relating to President Xi’s consolidation of power following the Chinese Communist Party’s 20th Congress in October 2022 and his increasing focus on economic security were poorly received by investors. While we maintained a modest underweight to the market, relative performance was negatively impacted by our holdings in internet platform giants Alibaba and JD.com, as well as an insufficient exposure to the outperforming Energy sector. A modest underweight to India also weighed on relative performance during the period, as the market performed strongly despite its lofty valuation.
Brighter spots within the largest region of the MSCI Emerging Markets Index (Net) included Indonesia and South Korea. Indonesia was driven by strong stock selection within banks, benefiting from well-capitalized, quality value opportunities. Exposure to quality cyclicals within the Industrials sector and an underweight to a key internet platform laggard underpinned solid relative performance in South Korea.
Finally, at a broader sector level, the Energy sector was a notable detractor from the Fund’s performance due to a lack of exposure to Brazilian heavyweight Petrobras and an underweight to coal, as the underlying commodity rallied sharply due to supply concerns emanating from the energy crisis. We view the sub-industry as poor-quality cyclical exposure with negative environmental, social and governance (ESG) characteristics.
Derivatives were used within the Fund during the period in the form of index futures, and were only used for efficient management of fund inflows and outflows; these futures had no material impact on overall Fund performance for the period.

6

Hartford Schroders Diversified Emerging Markets Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

What is the outlook as of the end of the period?
It has been another humbling year for economic forecasters, whether they be investors or central banks. Few predicted the current global backdrop even as short a time ago as the start of the year, most notably the level and persistence of inflation. There still remains an unusually high level of uncertainty about the economic outlook and what this means for global interest rates and currencies.
After having held up relatively well through the summer months, emerging markets finally capitulated in September 2022, with emerging-markets equities, fixed income, foreign currency, and credit all underperforming their developed-market counterparts. However, emerging markets are also further along in their monetary policy tightening cycle, which does provide some comfort, particularly if the dollar is close to peaking. The timing of China’s “re-opening” is also a significant “known unknown,” but this seems a pre-requisite for a firmer footing, in our view. We believe there is good value in emerging markets, but it is scarcer than simple valuation multiples suggest due to the greater risks, most notably their inherent cyclicality.
As investors wait for greater clarity, we believe the path of least resistance is probably for a range-bound market (i.e., a market that trades within a certain range) with further downside likely if earnings disappoint expectations or if inflation remains more stubborn than expected. This backdrop reinforces our defensive positioning for the Fund. Fortunately, as of the end of the period, we believe there are opportunities to find quality stocks at reasonable prices. We believe this also offers a natural hedge against such an uncertain environment. But we are also wary of the potential for a pivot by the U.S. Federal Reserve.
More broadly, we still expect stock selection to be more nuanced in the near term than we saw during the 2017-2020 thematic “growth at any price” period. We believe markets will be driven more by the progression of earnings as opposed to multiple expansion as was the case from 2017 to 2020. In our view, companies that the market favored during that period now offer better value but are still not exceptionally cheap, particularly given ongoing regulatory risks and geopolitical tensions. In contrast, in our view, stocks exhibiting both quality and value characteristics still have a way to run for valuations to normalize even before considering their recession-proofing potential.
Finally, we would stress that, given the prospect of ongoing short-term volatility, we believe it is more important than ever to stay true to our investment process. In the short term, we remain disciplined in seeking to find opportunities during periods of excess volatility by trading little but often back to target stock weights.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	12.4%
Consumer Discretionary	10.0
Consumer Staples	6.4
Energy	4.0
Financials	26.5
Health Care	3.8
Industrials	4.6
Information Technology	23.6
Materials	5.9
Real Estate	0.4
Utilities	0.8
Total	98.4%
Short-Term Investments	1.0
Other Assets & Liabilities	0.6
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 03/31/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-33.86%	-3.10%	1.06%
Class A2	-37.51%	-4.19%	0.49%
Class C1	-34.26%	-3.75%	0.75%
Class C3	-34.91%	-3.75%	0.75%
Class I1	-33.63%	-2.86%	1.31%
Class R3[1]	-33.94%	-3.29%	1.05%
Class R4[1]	-33.81%	-2.98%	1.21%
Class R5[1]	-33.62%	-2.82%	1.33%
Class Y1	-33.62%	-2.77%	1.37%
Class F1	-33.55%	-2.68%	1.40%
Class SDR[1]	-33.50%	-2.68%	1.44%
MSCI Emerging Markets Index (Net)	-31.03%	-3.09%	0.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Emerging Market Equity Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Effective as of the close of business on 04/15/2021, the Fund was closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

8

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.45%	1.45%
Class C	2.14%	2.14%
Class I	1.23%	1.23%
Class R3	1.77%	1.77%
Class R4	1.47%	1.47%
Class R5	1.17%	1.17%
Class Y	1.16%	1.16%
Class F	1.05%	1.05%
Class SDR	1.05%	1.05%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Hartford Schroders Emerging Markets Equity Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Tom Wilson, CFA
Portfolio Manager
Robert Davy
Portfolio Manager
James Gotto
Portfolio Manager
Waj Hashmi, CFA
Portfolio Manager
Nicholas Field
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Emerging Markets Equity Fund returned -33.86%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned -31.03% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -32.69% average return of the Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equities, as measured by the MSCI ACWI Index (Net), recorded a negative return over the twelve-month period ended October 31, 2022, against a backdrop of war in Ukraine, slowing growth, heightened inflationary pressure, and rising interest rates. The MSCI Emerging Markets Index (Net) returned -31.03% during the period, underperforming the MSCI World Index, which returned -18.48% for the same period.
Russian equities fell sharply in the run-up to and in the aftermath of the invasion of Ukraine at the end of February 2022. Russia was removed from the MSCI Emerging Markets Index on March 9, 2022. Hungary and Poland, which border Ukraine, were among the weakest index markets amid concern over the impact of the war on their domestic economies and the risk of escalation of Russia’s actions within the region.
China also lagged the MSCI Emerging Markets Index as COVID-19 lockdowns in key cities were introduced, removed, and then introduced again, hampering domestic demand. A crisis in the Real Estate sector also weighed on sentiment. Towards the end of the period, macroeconomic data began to improve, helped by Chinese authorities’ implementation of various economic support policies. Meanwhile, South Korea and Taiwan underperformed as the outlook for global growth and trade deteriorated during the period.
On the positive side, Brazil outperformed as election-related volatility ended with former President Lula winning a third term in October 2022’s presidential election. Turkey was the best-performing market despite inflation that reached over 80% as the central bank cut interest rates to low double digits over the period.

9

Hartford Schroders Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Over the period, the Fund’s country allocation added to performance, while stock selection detracted from performance.
Russia detracted from relative performance over the period. As mentioned earlier, MSCI removed Russia from its indices on March 9, 2022. Outside of Russia, the overweight position to Brazil was a notable contributor to Fund performance. The Fund’s underweight to China was also beneficial, while cash held in a falling market had a positive impact as well. Stock selection was negative overall, most notably in in China (where the Fund was overweight Great Wall Motors and Xpeng, and lacked an allocation to China Construction Bank) but also in Chile (where the Fund was overweight Falabella, and lacked an allocation to SQM). Conversely, stock selection was positive in Korea (where the Fund was overweight to Samsung SDI and Korea Zinc, with no exposure to Kakao Corp).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe the outlook for global growth remains weak, and the inflation path is unclear as the lagged effects of interest-rate increases from major global central banks feed through. Monetary policy tightening is ongoing, leading to lower global liquidity and tighter financial conditions for emerging markets. The slowdown in global trade and the strong U.S. dollar are further challenges for emerging markets. We believe there is potential for further U.S. dollar strength in the near term, which also poses the risk of renewed financial market stress. The U.S. dollar remains expensive relative to history on a real effective exchange rate basis. Any stabilization or weakness would be beneficial for emerging markets in terms of easing pressure on currencies and financial conditions for emerging markets.
We believe there is also the prospect of a cyclical recovery in economic growth in China in 2023. This may be shallow, but Chinese policy is asynchronous relative to the rest of the world. There is potential, in our view, that COVID-related restrictions are gradually eased as we move through the first half of 2023. Early signs of change in China’s zero-COVD policy may include a marked increase in vaccinations and/or a push to encourage greater vaccination uptake, along with an easing in COVID-related border restrictions.
Emerging-markets valuations in aggregate are cheap versus the long-term median on a forward price-earnings (P/E), price-book (P/B), and dividend yield basis, in our view. That said, on a P/E and P/B basis, the margin of cheapness is not significant in our view, and earnings continue to see downgrades which we believe may persist over the coming few quarters. We believe certain growth equities are selectively interesting but in general remain richly valued. Meanwhile, several cyclical areas screen as cheap but may face further downgrades to earnings, in our view. We believe emerging markets yields and currencies in general remain at attractive levels. Most emerging markets’ external accounts are also in reasonable shape, providing greater resilience to U.S. dollar strength compared with previous episodes, in our view.
Near term, we maintain a cautious outlook but continue to look for opportunities that may present themselves as a function of market stress.
At the end of the period, the Fund was overweight to Korea, Argentina, Brazil, Chile, Mexico, Peru, Egypt, Greece, Hungary, and South Africa relative to the MSCI Emerging Markets Index (Net). The Fund was neutrally positioned in Poland and United Arab Emirates (UAE) relative to the MSCI Emerging Markets Index (Net) as of the end of the period. The Fund was underweight to China, India, Indonesia, Malaysia, Philippines, Taiwan, Thailand, Colombia, Czech Republic, Kuwait, Qatar, Saudi Arabia, and Turkey relative to the MSCI Emerging Markets Index (Net) at the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.2%
Consumer Discretionary	11.0
Consumer Staples	5.5
Energy	3.6
Financials	28.1
Health Care	2.9
Industrials	4.8
Information Technology	22.9
Materials	5.3
Real Estate	1.6
Utilities	1.4
Total	96.3%
Short-Term Investments	3.6
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
10

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 06/25/2013 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks to provide a return of long-term capital growth and income.
Comparison of Change in Value of $10,000 Investment (06/25/2013 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	Since Inception[1]
Class A2	-20.83%	-3.96%	-0.13%
Class A3	-24.38%	-4.84%	-0.62%
Class C2	-21.38%	-4.70%	-0.56%
Class C4	-22.13%	-4.70%	-0.56%
Class I2	-20.56%	-3.70%	0.11%
Class R3[2]	-21.04%	-4.03%	-0.11%
Class R4[2]	-20.83%	-3.82%	0.02%
Class R5[2]	-20.52%	-3.67%	0.12%
Class Y2	-20.52%	-3.64%	0.15%
Class F2	-20.49%	-3.63%	0.14%
Class SDR[2]	-20.44%	-3.60%	0.20%
JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted	-20.83%	-2.08%	0.92%

[1]	Inception: 06/25/2013
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.48%	1.15%
Class C	2.32%	1.90%
Class I	1.16%	0.90%
Class R3	1.79%	1.45%
Class R4	1.49%	1.15%
Class R5	1.19%	0.85%
Class Y	1.18%	0.85%
Class F	1.07%	0.75%
Class SDR	1.07%	0.75%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Hartford Schroders Emerging Markets Multi-Sector Bond Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Fernando Grisales, CFA
Portfolio Manager
Autumn Graham
Portfolio Manager
Abdallah Guezour
Portfolio Manager

Manager Discussion
The Class A shares of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund returned -20.83%, before sales charges, for the twelve-month period ended October 31, 2022, performing in line with the Fund’s benchmark, JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted, which returned -20.83% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -22.43% average return of the Lipper International Emerging Markets Hard Currency Debt peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Emerging-markets debt, as measured by the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted, returned -20.83% for the twelve-month period ended October 31, 2022. Emerging-markets bonds declined in the fourth quarter of 2021, as developed-markets’ central banks fell behind the actions of their emerging-markets counterparts in terms of monetary tightening and inflation soared across the globe. Tighter monetary policy along with a market sell-off in response to the Russian invasion of Ukraine were the main drivers of emerging markets during the period. Sanctions mounted against Russia throughout the second and third quarters of 2022, as the conflict dragged out much longer than Russia had originally anticipated. In response, Russia restricted access to energy for parts of Europe, sending energy prices soaring and compounding the already soaring inflation caused by accommodative monetary policies that served to increase liquidity in markets. Emerging-markets bond markets saw rapid outflows throughout the year, as liquidity tightened around the globe in response to these inflationary pressures.
Positioning within local-currency bonds and foreign currency positioning was among the top contributors to the Fund’s performance relative to the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted for the period. Russian local bonds were among the top individual contributors to Fund performance for the period. Initially, the bonds detracted from performance given the Fund’s modest overweight. These bonds were marked to zero and subsequently removed from the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted in March 2022. However, we held onto our exposure due to our belief that we would be able to exit these holdings at more reasonable prices. We were able to exit the Fund’s exposure to Russian local bonds later in the period, which was additive to Fund performance. Throughout the period, the Fund’s holdings in the Corporate Bond sector detracted from performance, led by the Fund’s holdings in Chinese real estate bonds.

12

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Security selection in the Sovereign sector detracted from performance for the period, with significant negative impacts from Ukrainian and Russian dollar-denominated debt offsetting positive performance elsewhere. Credit default swap (CDS) protection and positions in Chilean debt were among the top contributors to Fund performance during the period. Conversely, the Quasi-Sovereign segment detracted from performance for the period, led by names such as Veb Finance, Russian debt that was sanctioned, and Petroleos Mexicanos.
The Fund’s asset allocation in the Local Currency sector was positive on the whole for the period, largely due to the Fund’s underweight to the sector throughout the second and third quarters of 2022. The Fund’s underweight to the sector contributed positively to relative performance for the period, as local-currency assets trailed the broader emerging-markets debt sector. Local currencies were hindered by a strengthening U.S. dollar and the rise in interest rates, which offset positive effects of rising energy prices.
The Fund used foreign exchange (FX) forwards, CDS, and interest-rate futures during the period. FX forwards, a type of derivative used for the purposes of adding or hedging local-currency exposure, aided performance during the period. Likewise, interest-rate futures, used for managing portfolio duration, were additive. Finally, CDS also contributed positively, led by names like South Africa and Colombia.
We have maintained the Fund’s duration overweight against the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted as of the end of the period.
What is the outlook as of the end of the period?
As of the end of the period, the outlook for global financial markets remains challenging in our view, as global growth expectations continue to be slashed, global financial liquidity has tightened severely, and geopolitical risks remain elevated. The sharp deceleration in global monetary aggregates has shown no signs of abating. This tightening in financial liquidity is exacerbated by a persistent contraction in global capital flows and a strong U.S. dollar. Despite this severe tightening, bank lending activity remains surprisingly strong in developed economies. We believe this positive global credit impulse and the continued strength in labor markets has continued to put a floor under the global economy, for now at least. In the absence of a major financial catalyst, the conditions remain in place for the U.S. Federal Reserve (Fed) to keep tightening until inflation is convincingly under control.
In our view, it remains to be seen how inflation in developed countries can be tamed without pushing these economies into severe recession, and without exacerbating the already unsustainable public-sector borrowing requirements. While inflation may have already peaked on a temporary basis thanks to the recent correction in energy prices and the easing dislocations in global supply chains, we believe price pressures appear to be entrenched and will be significantly in excess of central bank targets in developed economies as a result of second round effects (indirect inflationary impacts), elevated wage growth, unsustainable fiscal positions, and commodity supply constraints.
While there are signs of peaking inflation in food and energy prices, as of the end of the period the Fed appears to remain steadfast in its determination to continue its monetary tightening cycle, which has been further supported by a resilient U.S. labor market. We believe that this tightening is likely to continue until something “breaks,” such as the possibility of a global recession.
As of the end of the period, the Fund maintained a material underweight to local currencies and rates, as inflation remained persistent in many emerging markets. We remained broadly positive in our views of Brazil and Mexico given their attractive valuations, elevated commodity prices, and already advanced monetary tightening cycles. The political calendar is also starting to turn more favorable, in our view, as crucial elections in key countries have recently occurred. These observations are particularly valid for Brazil, where growth is recovering, and for Mexico, where there are no major macroeconomic imbalances. We expect high volatility to persist in Brazil and Mexico.
As of the end of the period, the Fund had an overweight to high-yield hard-currency sovereigns, as valuations looked attractive relative to corporate bonds, in our view. We have maintained the Fund’s duration overweight relative to the JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted as of the end of the period, as rates appear to have rallied in recent months and we believe we are approaching the end of the interest-rate hiking cycle in some emerging-markets countries.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
13

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	42.2%
Foreign Government Obligations	50.3
Total	92.5%
Short-Term Investments	8.6
Other Assets & Liabilities	(1.1)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
14

Hartford Schroders International Contrarian Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/24/2022 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $5,000,000 Investment (05/24/2022 - 10/31/2022)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for Class I may vary from what is seen above due to differences in the expenses charged to Class I.
Cumulative Total Returns
for the Period Ended 10/31/2022
Since Inception[1]
Class I	-12.50%
Class SDR	-12.50%
MSCI EAFE Value Index (Net)	-12.68%
MSCI EAFE Index (Net)	-11.48%

[1]	Inception: 05/24/2022
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class I	1.20%	0.85%
Class SDR	1.11%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

15

Hartford Schroders International Contrarian Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Hartford Schroders International Contrarian Value Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Nick Kirrage, CFA
Portfolio Manager
Simon Adler, CFA
Portfolio Manager
Liam Nunn, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders International Contrarian Value Fund returned -12.50% for the period since inception on May 24, 2022 to October 31, 2022, outperforming the Fund’s primary benchmark, the MSCI EAFE Value Index (Net), which returned -12.68% for the same period, and underperforming the Fund’s secondary benchmark, the MSCI EAFE Index (Net), which returned -11.48% for the same period. For the same period, the Class SDR shares of the Fund outperformed the -13.14% average return of the Lipper International Multi-Cap Value peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, international equities struggled as investors became increasingly concerned over rising inflation, higher interest rates, and a global economic slowdown. After a brief rally in July 2022, global equity markets fell and registered negative returns for the third quarter of 2022. Investors’ hopes for interest-rate cuts were broken as central banks reaffirmed their commitment to fighting inflation through tighter monetary policy. The U.S. Federal Reserve (Fed), European Central Bank, and Bank of England all raised interest rates over the period.
In the eurozone, the energy crisis continued to dominate markets. Nord Stream 1, the main pipeline supplying gas to Europe from Russia, was closed for maintenance in July 2022. It came back onstream temporarily before Russia shut it down again in early September 2022. This put further pressure on power generators, many of which needed to buy natural gas from higher-cost sources, and intensified worries over potential energy shortages this winter. The news also sent the euro to a 20-year low versus the U.S. dollar.
From a style perspective, markets continued to favor value over growth during the period.
The Fund outperformed its primary benchmark, the MSCI EAFE Value Index (Net), for the period. Stock selection in names within France and Italy as well as stock selection within the Consumer Discretionary sector more broadly contributed positively towards Fund performance over the period.
French car maker Renault contributed positively to Fund performance for the period. While we believe the company has some risks, not least its balance sheet, we continued to hold the company’s stock within the Fund as of the end of the period.
Educational publisher Pearson was another positive contributor to Fund performance for the period. The group has been engaged in a protracted turnaround process, which we believe is now starting to bear fruit. Pearson has focused on digital courses as well as its traditional textbook publishing. Pearson said in August 2022 that profit margins would be in the mid-teens next year, which would be two years ahead of schedule. The shares continued to perform well over the period, and as a result we progressively reduced the Fund’s position and subsequently sold the Fund’s holding towards the end of the period.
Italian bank UniCredit also contributed positively to returns over the period. The shares performed well on the back of the positive sentiment towards the Banking sector due to the rising interest-rate environment.
On the negative side of the ledger, tires and automotive parts and technology company Continental detracted from performance relative to the MSCI EAFE Value Index (Net) for the period. The cyclical nature of a number of Continental’s service lines (tires, chassis and safety, industrial rubber) have resulted in worsening sentiment towards the business during the period.
Another detractor from Fund performance was British telecommunications name BT Group. After shares approached one-year highs in July 2022, they experienced a tough period. Uncertainty around one of the company’s major shareholders being forced to sell their 18% stake following pressure from the United

16

Hartford Schroders International Contrarian Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Kingdom (U.K.) government (which ultimately didn’t materialize), as well as ongoing employee pay negotiations with labor unions, weighed on the shares.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, the equity market drawdown resulted in plenty of new equities appearing on our valuation screens. We continue to use a long-term time horizon, and one of our most important areas of focus is on balance-sheet strength. We believe this focus on truly understanding a company’s financial position is important at the best of times, and is even more important today. For example, when looking at cyclical businesses we seek to identify companies that trade at a substantial discount to their fair or intrinsic value, with robust capital positions to help them weather short-term downturns in the economic cycle and which have attractive long-term prospects that may be underappreciated today.
Overall, we believe the Fund remains well-diversified and retains a larger-cap bias. The majority of the companies that the Fund holds are “global” in nature (companies generating revenues from multiple different countries in multiple different currencies), which in our view may help to limit the damage from ongoing volatility in the currency markets. As of the end of the period, we are cautious, focusing on areas that stand to benefit the Fund over the coming years.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. The Fund may also hold a limited number of securities.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	19.1%
Consumer Discretionary	17.0
Consumer Staples	11.5
Energy	9.8
Financials	21.1
Health Care	9.1
Industrials	2.9
Materials	9.6
Total	100.1%
Short-Term Investments	3.1
Other Assets & Liabilities	(3.2)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
17

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 08/30/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-19.57%	-1.30%	3.27%
Class A2	-23.99%	-2.40%	2.68%
Class C1	-20.16%	-2.04%	2.91%
Class C3	-20.94%	-2.04%	2.91%
Class I1	-19.29%	-1.02%	3.56%
Class R3[1]	-19.72%	-1.58%	3.19%
Class R4[1]	-19.59%	-1.34%	3.36%
Class R5[1]	-19.31%	-1.05%	3.54%
Class Y1	-19.36%	-0.99%	3.59%
Class F1	-19.19%	-0.93%	3.61%
Class SDR[1]	-19.21%	-0.94%	3.64%
MSCI ACWI ex USA Index (Net)	-24.73%	-0.60%	3.27%
MSCI ACWI ex USA Value Index (Net)	-18.13%	-1.60%	2.21%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.85%	1.85%
Class I	0.86%	0.86%
Class R3	1.47%	1.47%
Class R4	1.17%	1.17%
Class R5	0.85%	0.85%
Class Y	0.86%	0.84%
Class F	0.75%	0.75%
Class SDR	0.75%	0.75%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Hartford Schroders International Multi-Cap Value Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Stephen Langford, CFA
Portfolio Manager
David Philpotts
Portfolio Manager
Lukas Kamblevicius
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders International Multi-Cap Value Fund returned -19.57%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA Index (Net), which returned -24.73% for the period, while underperforming the Fund’s secondary benchmark, the MSCI ACWI ex USA Value Index (Net), which returned -18.13% over the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -19.92% average return of the Lipper International Multi-Cap Value peer group, which is a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the course of the twelve-month period ended October 31, 2022, the market environment continued to favor equities with cheaper valuations. By way of example, the MSCI ACWI ex USA Value Index (Net) outperformed the by MSCI ACWI ex USA Growth Index (Net) by 12.86% over the period. Following a strong rebound in undervalued equities as global economies reopened in late 2020, value stocks led their growth counterparts again in late November 2021 when the U.S. Federal Reserve (Fed) acknowledged inflation was not transitory and began to telegraph tighter monetary policy in an attempt to rein in inflation. The resulting rise in global interest rates was supportive of undervalued companies, most notably in the Financials sector. Supply bottlenecks continued to push oil prices higher, which also benefited Energy equities, another traditional value sector.
Conditions began to deteriorate in global markets following Russia’s invasion of Ukraine in late February 2022, which severely dented global growth forecasts and led to elevated investor uncertainty from a geopolitical perspective. Against this backdrop, quality-oriented value equities, particularly those with robust balance sheets, held up better than the broader market, whereas poorer-quality, high-growth equities suffered a markdown in valuations during this period.
Relative to the MSCI ACWI ex USA Index (Net), the Fund benefited from its broad exposure across sectors in the MSCI ACWI ex USA Index (Net), with nine of eleven sectors adding value over the period. The Energy and Healthcare sectors were the top two contributors to Fund performance for the period, while Consumer Staples and Financials were the only two detracting sectors. An overweight allocation to the Energy sector, which was further boosted by positive stock selection, underpinned relative performance, with positioning in integrated oil & gas (Equinor, Repsol) and exploration & production companies (ARC Resources) adding the most value. Energy was the only sector that did not decline on an absolute basis over the

19

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

twelve-month period (albeit up just 1% at the index level). In the Healthcare sector, the Fund’s holdings in the pharmaceutical industry and an underweight to the more cyclical health equipment providers accounted for most of the relative outperformance during the period.
The Fund’s underweight in the more expensive Consumer Staples sector detracted from performance relative to the MSCI ACWI ex USA Index (Net), as the sector outperformed in a very weak market due to its defensive credentials. More specifically, the Fund’s underweight positioning within drinks, food manufacturers, and tobacco created difficulties overall. Finally, the Fund lagged very slightly within the Financials sector, primarily driven by positioning in investment banks. However, this was partially offset by strong stock selection within European insurance and investment services.
Against the MSCI ACWI ex USA Value Index (Net), Energy and Real Estate were the top two sector contributors to Fund performance for the period, although this was more than offset by lagging performance in the Technology and Communication Services sectors. Notable contributors to performance in the Energy sector were identical to those highlighted above, i.e., Equinor, Respol, and ARC Resources, among others. An underweight stance in the Real Estate sector was another positive contributor, as rapidly rising interest rates impaired the “bond proxy” characteristics of the sector (i.e., beneficiaries of low and declining rates due to more leveraged business models). Short-term financing concerns continued to negatively impact the financial strength characteristics of the group. Positive stock selection within residential and commercial was also supportive.
The Fund’s allocation to the Technology sector was the largest detractor from performance during the period, particularly the Fund’s overweight posture in semiconductors, relative to the MSCI ACWI ex USA Value Index (Net), in conjunction with challenged stock selection in the group. Trends for chip producers and semiconductor capital equipment players deteriorated over the period due to a materially weaker economic backdrop and challenging year-over-year earnings and margin comparisons. The recent U.S. ban on the export of cutting-edge chips to China inserted an additional layer of uncertainty within the group. By the end of the period, the Fund was modestly underweight in semiconductors from a mix of selective profit taking and de-risking. Finally, a modest overweight positioning in broadcasting and online services within the Communication Services sector had a negative impact. In particular, the recent market correction in China in reaction to President Xi’s consolidation of power at the Chinese Communist Party’s 20th Congress in October 2022 triggered another negative performance impact to internet platform giant Tencent.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, it has been another humbling year for economic forecasters, whether they be investors or central banks. Few predicted the current backdrop even as short a time ago as the start of 2022, most notably the level and persistence of inflation alongside the resilience of the labor market. We believe there remains an unusually high level of uncertainty about the economic outlook and what this means for global interest rates. Without falling into the same trap of attempting to predict the future, it seems reasonable to speculate that inflation is close to peaking in most markets. However, it is still far from clear whether the Fed is close to a pivot towards less aggressive interest-rate increases. Investors may need some reassurance on this front as well as evidence of a capitulation in earnings forecasts before they feel comfortable re-entering the market in earnest once again. We believe it would also be optimistic to discount geopolitical risks, which we know from experience can have far-reaching implications, not least to currencies where the “king dollar” reigns supreme.
Despite one of the largest year-on-year de-ratings in the past half century, we believe equity valuations are still not very compelling even before the anticipated drop in earnings per share. There is also the question of what reduced multiple to apply to these earnings compared to recent years. Business prospects are more challenging outside the U.S. due to a greater reliance on imported energy and more open economies, but this is more than reflected in valuations. We believe this is particularly true for emerging markets given their higher sensitivity to global demand. After having held up relatively well through the summer months, emerging markets finally capitulated in September 2022, with emerging-markets equities, interest rates, foreign currency, and credit all underperforming their developed-markets counterparts. However, emerging markets are also further along in their monetary policy tightening cycle, which does provide some comfort, particularly if the dollar is close to peaking. The timing of China’s “re-opening” is also a significant “known unknown,” but this seems a pre-requisite for a firmer footing, in our view. We believe there is good value in emerging markets, but it is scarcer than simple valuation multiples suggest due to the greater risks, most notably their inherent cyclicality.
As investors wait for evidence that the Fed is slowing down interest-rate increases, we believe the path of least resistance is probably for a range-bound market (i.e., a market that trades within a certain range) with further downside likely if earnings disappoint expectations or the central banks continue with tighter monetary policy for longer. This backdrop reinforces the Fund’s defensive positioning and ongoing bias towards recessionary beneficiaries. Fortunately, as of the end of the period, in our view, there are opportunities to find quality stocks at a reasonable price. We believe this also offers a natural hedge against such an uncertain environment. We are also wary of the potential for a pivot by the Fed.
More broadly, we still expect stock selection to be more nuanced in the near term than what we saw during the 2017-2020 thematic “growth at any price” period. We believe markets will be driven more by the progression of earnings as opposed to multiple expansion as was the case from 2017 to 2020. We believe that the companies that the market favored during that period now offer better value but are still not cheap, particularly given their sensitivity to higher yields. In contrast, stocks exhibiting both quality and value characteristics still have a way to run for valuations to normalize even before considering their recession-proofing potential. Finally, we would stress that, given the prospect of ongoing short-term volatility, we believe it is more important than ever to stay true to our investment process. In the short
20

Hartford Schroders International Multi-Cap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

term, we remain disciplined in seeking to find opportunities during periods of excess volatility by trading little but often back to target stock weights.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The exclusion of certain issuers for reasons other than performance may negatively impact the Fund’s performance. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	13.1%
Consumer Discretionary	9.8
Consumer Staples	6.5
Energy	12.2
Financials	20.8
Health Care	9.5
Industrials	6.9
Information Technology	6.8
Materials	7.1
Real Estate	1.3
Utilities	4.3
Total	98.3%
Short-Term Investments	2.2
Other Assets & Liabilities	(0.5)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
21

Hartford Schroders International Stock Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 12/19/1985 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-27.22%	2.37%	5.35%
Class A2	-31.23%	1.22%	4.76%
Class C1	-27.71%	1.62%	5.01%
Class C3	-28.42%	1.62%	5.01%
Class I1	-27.04%	2.66%	5.64%
Class R3[1]	-27.43%	2.19%	5.37%
Class R4[1]	-27.26%	2.40%	5.50%
Class R5[1]	-26.99%	2.65%	5.65%
Class Y1	-27.03%	2.66%	5.66%
Class F1	-26.93%	2.74%	5.69%
Class SDR[1]	-26.96%	2.72%	5.71%
MSCI ACWI ex USA Index (Net)	-24.73%	-0.60%	3.27%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder International Alpha Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

22

Hartford Schroders International Stock Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.06%	1.06%
Class C	1.80%	1.80%
Class I	0.79%	0.79%
Class R3	1.42%	1.42%
Class R4	1.12%	1.12%
Class R5	0.81%	0.81%
Class Y	0.81%	0.81%
Class F	0.70%	0.70%
Class SDR	0.71%	0.71%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Hartford Schroders International Stock Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
James Gautrey, CFA
Portfolio Manager
Simon Webber, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders International Stock Fund returned -27.22%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned -24.73% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -29.71% average return of the Lipper International Large Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the twelve-month period ended October 31, 2022, international equities suffered significant declines amid elevated volatility as investors dealt with Russia’s invasion of Ukraine. The invasion caused an energy crisis and rising inflationary pressures which, alongside sharply rising interest rates, ultimately resulted in an increased risk of a global recession. All major regions faced selling pressure, with the weakest performance seen in emerging markets and the United Kingdom. North America was among the most resilient regions, helped in part by U.S. dollar strength, but still posted losses over the period. Income-driven sectors such as Utilities and Real Estate were among the weaker performers as sharp rises in bond yields offered investors other places to find yield outside of the equity market. Real estate was also impacted by signs of peaking property prices in several markets. Commodity sectors such as Energy and Materials proved to be more resilient as inflationary hedges during the period.
Amid this challenging market backdrop, both stock selection and asset allocation detracted from returns as the Fund underperformed the MSCI ACWI ex USA Index (Net) over the period. Over the period, the Fund’s industrial holdings were the largest detractors from performance. Vestas and Knorr Bremse both experienced profitability challenges from inflation and supply-chain disruption during the period. We sold the Fund’s position in these two companies during the period as a result. Within the Information Technology sector, as the COVID-19 ecommerce boom ended, Mercadolibre and Zalando were also detractors from performance, and we reduced both positions within the Fund to reflect their more challenging near-term outlooks.
Two of the largest positive contributors to returns were the Fund’s holdings in the Energy sector, Equinor and Shell. Both companies have a credible energy transition plan to steadily migrate their businesses towards more sustainable energy. The energy crisis in Europe has made it clear in our view that the energy transition will be difficult, and that until demand is migrated to alternative sources, economies will remain reliant on a steady supply of fossil fuels for some time.
By region, Continental Europe and the Pacific excluding Japan detracted from performance, while holdings in the United Kingdom and emerging markets added value during the period.
In our view, the recent exceptionally swift movement from growth to value stocks being in favor has been a more challenging environment for the Fund compared to recent years. However, we did appreciate that valuations of long-term compounders became extended in valuation terms relative to history. Towards the end of 2021 and early 2022, we sold some of these positions in the Fund where the risk and

23

Hartford Schroders International Stock Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

reward became most unappealing (Xero, SEA Limited) in our view and reduced positions in others where we felt the combination of the strong long-term growth outlook and limited liquidity warranted retaining a smaller position (Sika, Lindt).
As the market then steadily downgraded growth equities, we sought to take advantage by establishing new positions in some businesses where we believed the long-term outlook was underappreciated. These businesses included Nibe, a manufacturer of heat pumps, which we believe is set to see major growth this decade as Europe decarbonizes heating.
The Fund also sold out of some equities where we believed the investment cases were broken, such as Knorr Bremse, a maker of braking systems for rail and trucks. Knorr Bremse failed to demonstrate the pricing power we thought they would have during the period and began losing share in China to domestic competitors. We also sold Adidas as the company came under pressure in China, at least in part due to a public stance on Xianjiang cotton. This undermined their reputation within China and led to very weak sales there.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Outlook predictability was lower than usual as of the end of the period. The COVID-19 pandemic and the unprecedented global fiscal and monetary response to it created an inflationary impulse not seen in decades. Monetary policy raced to catch up, which led to much higher interest rates and a tighter set of financial conditions globally. Combined with rising geopolitical tension and war in Ukraine, risk premiums also rose during the period.
As investors wait for greater clarity, we believe there are reasons to think that inflationary pressures could begin to peak soon. The U.S. and European economies are slowing rapidly and, although labor markets have remained tight for longer than policymakers expected, the first tentative signs of a weaker job market are now starting to appear. We believe the effects of a reduction in disposable income from a major energy price shock will be intense in Europe this winter. Supply-chain disruption has also clearly peaked in our view, with shipping costs and commodity costs falling and the availability of semiconductors and other components improving.
Many companies are still facing significant margin pressure as demand weakens, making it harder for them to pass on prices to consumers. We expect the third- and fourth-quarter reporting seasons to lead to a round of estimate reductions on average, and in this context we need to be thinking about our growth gaps in relative terms as well as absolute ones – simply being able to deliver on consensus earnings estimates may be a very valuable attribute in the 12 months ahead.
Real interest rates have risen significantly to levels not seen since before the global financial crisis in 2008. This gives us optimism that the pressure on long-duration growth equities may have nearly run its course. In recent months, we found more of these types of quality growth companies showing good upside in our long-term growth and valuation models.
Currency markets have moved substantially, with relentless dollar strength being the key feature. Currencies such as the yen, euro, and pound are all now relatively cheap against the dollar as measured by various forms of purchasing power parity. Should current foreign exchange (FX) rates sustain, companies in these regions will have a major competitiveness boost, supporting employment and growth. However, once the U.S. Federal Reserve reaches the peak of its tightening cycle, we would expect to see a partial reversal of such extreme currency rates, representing a boost to international equity returns in U.S.-dollar terms. We are watching developments in Japan given the change in Bank of Japan Governor in March 2023, where a more conservative Governor is almost certain to be selected, in our view.
Our fundamental analysis process seeks to uncover companies with a strong competitive advantage that leads to pricing power and unanticipated growth. We believe there are signs that pricing power is emerging in the Energy sector and banking industry, albeit of a more transitory nature. Within the Energy sector, a lack of investment in supply after years of low prices and societal efforts to shift investment to more sustainable energy has introduced the prospect of a longer upcycle in oil and gas prices than we have seen in past years. In banking, interest rates are rising for the first time in years, reigniting the competitive funding advantage of banks with strong deposit franchises. With credit spreads beginning to normalize as well, it is also not so easy for companies that need to raise capital to bypass banks by accessing capital markets.
With such a different economic and market backdrop to recent years, many of the most powerful structural themes have faced a challenging period of performance. This goes for innovation in the Healthcare and Financial Services sectors, the climate and energy transition, the shift to digital and ecommerce, and manufacturing automation. Our conviction in these themes in the long term is undiminished, and they continue to be a focus of our investment team research and discussions. We continue to look for opportunities to build positions into those themes we feel are long-term winners, particularly as the stock market de-rates them with a short-term view.
There is growing evidence that the rising tension and rivalry between the U.S. (and to a lesser extent its European allies) and China will be a defining theme of this decade. We are working to understand this theme in more detail, but we expect to see consequences for many industries spanning higher costs, diseconomies of scale, and political intervention. The exposure of portfolio holdings to profit pools in China is of particular interest, given that these have been such a powerful source of growth historically but may be seen as vulnerable to homegrown China businesses that find it easier to compete in the future.
As of the end of the period, we have reduced the Fund’s cyclical exposure in light of slowing economic growth, while adding to stocks where we believe earnings risk is less pronounced and valuations discount strong long-term fundamentals. As of the end of the period, the Fund remained overweight in the Industrials sector as labor shortages, supply-chain issues, and higher input costs eased, and valuations began to look attractive, in our view. We also added to the Fund’s holdings in the Information Technology sector as of the end of
24

Hartford Schroders International Stock Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

the period. Conversely, we have trimmed the Fund’s overweight to the Consumer Discretionary sector as of the end of the period, as we expect disposable incomes will fall as consumers struggle with rising inflation and interest rates. As of the end of the period, the Fund remained underweight in the Financials sector as we believe higher rates have dampened activity and increased recession risks, potentially testing banks’ balance-sheet strength.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.1%
Consumer Discretionary	16.8
Consumer Staples	12.7
Energy	5.0
Financials	13.8
Health Care	11.2
Industrials	18.5
Information Technology	13.8
Materials	1.1
Utilities	3.3
Total	99.3%
Short-Term Investments	1.2
Other Assets & Liabilities	(0.5)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
25

Hartford Schroders Securitized Income Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 02/28/2019 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks to provide current income and long-term total return consistent with preservation of capital.
Comparison of Change in Value of $10,000 Investment (02/28/2019 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	Since Inception[1]
Class A2	-6.45%	-0.63%
Class A3	-9.29%	-1.46%
Class C2	-7.42%	-1.37%
Class C4	-8.33%	-1.37%
Class I2	-6.41%	-0.57%
Class Y2	-6.37%	-0.54%
Class F2	-6.27%	-0.47%
Class SDR[2]	-6.28%	-0.49%
ICE BofA 1-3 Year US Corporate Index	-5.79%	0.70%
ICE BofA US ABS & CMBS Index	-9.06%	0.17%
Morningstar LSTA US Leveraged Loan Index (formerly, the S&P/LSTA Leveraged Loan Index)	-1.76%	2.78%

[1]	Inception: 02/28/2019
[2]	Without sales charge
[3]	Reflects maximum sales charge of 3.00%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class’ net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class C shares commenced operations on 02/28/2020 and performance prior to this date reflects Class A shares (excluding sales charges). Performance prior to Class C’s inception date has not been adjusted to reflect the operating expenses of Class C. If the performance were adjusted, it would have been lower.
Effective December 31, 2021, the Fund changed its benchmark to the ICE BofA 1-3 Year US Corporate Index from the ICE BofA US ABS & CMBS Index and the Morningstar LSTA US Leveraged Loan Index (formerly, the S&P/LSTA Leveraged Loan Index). The Fund changed its benchmark because the Fund’s Investment Manager believes the new benchmark’s duration profile and credit quality profile are more representative of the Fund’s investment strategy.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

Hartford Schroders Securitized Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.90%	0.85%
Class C	1.68%	1.68%
Class I	0.64%	0.60%
Class Y	0.63%	0.55%
Class F	0.59%	0.45%
Class SDR	0.59%	0.45%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Hartford Schroders Securitized Income Fund’s sub-adviser is Schroder Investment Management North America Inc.
Michelle Russell-Dowe
Portfolio Manager and Head of Securitized Credit
Anthony Breaks
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Securitized Income Fund returned -6.45%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the ICE BofA 1-3 Year US Corporate Index, which returned -5.79% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -14.33% average return of the Lipper U.S. Mortgage Funds peer group, defined as funds that invest primarily in U.S. government agency and/or non-agency mortgage-backed securities. Effective December 31, 2021, the Fund changed its benchmark to the ICE BofA 1-3 Year US Corporate Index from the ICE BofA US ABS & CMBS Index and the Morningstar LSTA US Leveraged Loan Index (formerly, the S&P/LSTA Leveraged Loan Index). For the same period, Class A shares of the Fund, before sales charges, outperformed the ICE BofA US ABS & CMBS Index, which returned -9.06%, and underperformed the Morningstar LSTA US Leveraged Loan Index, which returned -1.76%.
Why did the Fund perform this way?
Over the period, interest rates generally increased for the five- and ten-year U.S. Treasury notes by 305 basis points (bps) and 250 bps, respectively.
The Fund continued to increase credit exposure in sectors that we believe have strong credit and supportive fundamental factors over the period. The Fund focused on securitized credit, where income is higher relative to corporate credit of comparable ratings. Despite the higher income and generally lower duration exposure compared to the ICE BofA 1-3 Year US Corporate Index, the Fund saw more credit spread widening than the benchmark due to the pullback from banks, which have been material buyers in the low-duration securitized space. The main detractors from performance were the Fund’s allocations to mortgage-backed securities, collateralized loan obligations, and commercial mortgage-backed securities. During the period, the Fund continued to focus on a structural exposure to sectors that we believe have higher income, strong credit, and supportive fundamental factors. During the period, the Fund increased its exposure to senior commercial real estate (CRE) collateralized loan obligations (CLOs) securities and agency mortgage-backed securities (MBS), as both have seen their spreads widen, and both provide good high-quality income, in our view. During the period, the Fund reduced its exposure to European CLOs due to a higher probability of recession in Europe compared to the U.S. Our view during the period was that credit spreads would widen and having exposure to higher-quality income with good collateral protection would be beneficial in an environment bookended by inflation and recession.
Currency futures and forwards were used within the Fund during the period for hedging against currency fluctuations on non-U.S.-dollar bonds; these derivatives did not have a material impact on the Fund’s performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, inflation remains a global challenge, and we believe the long-term economic trends in place are supportive of ongoing inflationary pressure. We believe the labor market is characterized by considerable wage pressure and little slack, while consumer strength is bifurcated. The economic pillars (corporations, banks, and consumers) began the period in a very healthy state. Given the starting point for the consumer, we are concerned about

27

Hartford Schroders Securitized Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

“fringe” products, such as micro finance and peer-to-peer lending (which are untested through crisis), and those associated with a more leveraged, sub-prime borrower.
The U.S. Federal Reserve (Fed) will likely need to do more than the market anticipates, and the impact of the Fed and U.S. dollar strength will negatively impact other countries, in our view.
In a market characterized by uncertainty, we believe we will see more volatility, more limited liquidity, and more idiosyncratic risk. From our perspective, traditional risk premia remain too low given the uncertainty and potential for rapid change.
Within credit, securitized fixed income has been more impacted by the pull-back in demand from banks, which have been material buyers in the lower-duration space. With lower duration, shorter tenor (the length of time to maturity), and stronger fundamentals (collateralization), we believe the value proposition versus other traditional income investments is strong, particularly in AAA-rated securities.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may use repurchase agreements, which can increase risk and volatility. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	1.5%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	87.8%
Corporate Bonds	1.4
U.S. Government Agencies(2)	4.8
Total	94.0%
Short-Term Investments	8.8
Other Assets & Liabilities	(4.3)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
28

Hartford Schroders Sustainable International Core Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/24/2022 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation while giving special consideration to certain sustainability criteria.
Comparison of Change in Value of $5,000,000 Investment (05/24/2022 - 10/31/2022)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for Class I may vary from what is seen above due to differences in the expenses charged to Class I.
Cumulative Total Returns
for the Period Ended 10/31/2022
Since Inception[1]
Class I	-14.00%
Class SDR	-14.00%
MSCI ACWI ex USA Index (Net)	-12.31%

[1]	Inception: 05/24/2022
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class I	1.21%	0.85%
Class SDR	1.12%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

29

Hartford Schroders Sustainable International Core Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Manager
Hartford Schroders Sustainable International Core Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Nicholette MacDonald-Brown, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders Sustainable International Core Fund returned -14.00% for the period since inception on May 24, 2022 to October 31, 2022, underperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned -12.31% for the same period. For the same period, the Class SDR shares of the Fund also underperformed the -12.02% average return of the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, international equities struggled as investors became increasingly concerned over rising inflation, higher interest rates, and a global economic slowdown. Our investment approach does not rely on taking large style or factor bets, but focuses instead on individual mispriced opportunities while seeking to retain diversification. As part of our investment process, we also use our proprietary sustainability tools to evaluate investments for the Fund. Stock selection in the Consumer Staples, Industrials, and Materials sectors detracted from the Fund’s performance during the period.
Within the Consumer Staples sector, China Mengniu Dairy Company, salmon farmer Mowi, and French supermarket Carrefour were the leading detractors from Fund performance for the period. Mowi disappointed in the wake of news that Norway is proposing a new resource tax on salmon and trout farming.
Among companies in the Industrials sector, Chinese multinational manufacturer Sany Heavy Industry as well as Toyota Industries were detractors to the Fund’s relative performance during the period. Toyota Industries is a component supplier within the Toyota Group, which weakened along with most of the auto sector. Chinese equities saw sharper sell-offs compared to other Asian equities. China continued its zero-Covid policy during the period, which had negative implications for global supply chains. Investors also focused on Chinese Premier Xi Jinping’s historic third five-year term and whether that could result in fewer opportunities for foreign investment, as well as rising tensions between Taiwan and China.
The Fund’s cyclical holdings, including miners Newcrest Mining and Rio Tinto, together with stainless steelmaker Outokumpu, led the detractors from relative performance within the Materials sector for the period. Weaker copper pricing influenced Newcrest Mining; however, Outokumpu reported strong earnings and encouraging guidance during the period.
On the positive side, the Fund’s holdings in Bank of Ireland and payments group Network International were among the largest contributors to the Fund’s relative performance during the period. Bank of Ireland benefited from rising interest rates, which had a positive impact on their net interest margins. Network International announced a good set of results and a share buyback program.
Derivatives in the form of futures were used in the Fund during the period, and they had a positive impact on relative performance.
What is the outlook as of the end of the period?
Despite the July 2022 rally, the market environment has been tough for equities as of the end of the period. As we draw near to the end of the third-quarter corporate earnings season, we expect banks to upgrade their earnings expectations due to the rising interest-rate environment, while many others, particularly cyclical sectors, we expect will be announcing downgrades to their earnings expectations.
We have observed that, while market valuations have fallen during the period, we believe the mood for many investors remains one of deep pessimism. A turning point may come if we see signs that inflation is peaking. The cost of freight and some commodities has been dropping, but we are not there yet in terms of seeing the same outcome for overall inflation.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments

30

Hartford Schroders Sustainable International Core Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

occur. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.6%
Consumer Discretionary	9.7
Consumer Staples	9.7
Energy	2.7
Financials	21.7
Health Care	12.1
Industrials	13.7
Information Technology	12.8
Materials	6.2
Real Estate	0.4
Utilities	3.4
Total	98.0%
Short-Term Investments	4.6
Other Assets & Liabilities	(2.6)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
31

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 10/03/2011 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-13.33%	-0.29%	1.53%
Class A2	-17.23%	-1.20%	1.06%
Class C1	-14.04%	-1.13%	1.11%
Class C3	-14.89%	-1.13%	1.11%
Class I1	-13.12%	-0.07%	1.77%
Class Y1	-13.18%	-0.13%	1.74%
Class F1	-13.09%	-0.05%	1.78%
Class SDR[1]	-13.10%	-0.05%	1.77%
Bloomberg Municipal Bond Index	-11.98%	0.37%	1.68%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund and the Predecessor Fund’s predecessor. Prior to 10/24/2016, Class A and Class I were called Advisor Shares and Investor Shares, respectively. Performance for Class A shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Advisor Shares) reflects the performance of the Predecessor Fund’s Investor Shares adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Shares. Class C, Class Y and Class SDR shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016. Performance for the Fund prior to 06/14/2013 reflects performance of the Predecessor Fund’s predecessor.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

32

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.82%	0.71%
Class C	1.64%	1.59%
Class I	0.59%	0.49%
Class Y	0.62%	0.56%
Class F	0.51%	0.46%
Class SDR	0.51%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Hartford Schroders Tax-Aware Bond Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Lisa Hornby, CFA
Portfolio Manager
Neil G. Sutherland, CFA
Portfolio Manager
Julio C. Bonilla, CFA
Portfolio Manager
David May
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders Tax-Aware Bond Fund returned -13.33%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned -11.98% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -14.07% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, inflation was higher and more persistent than anticipated, driven by continuing labor-market strength, supply-side disruption related to the Russia/Ukraine war, and COVID quarantines in China. This led to a more aggressive interest-rate hiking cycle by the U.S. Federal Reserve (Fed), which has driven rates higher across the yield curve. With the 10-year Treasury yield higher by 250 basis points (bps) over the period, fixed-income markets experienced negative absolute returns, negative excess returns, and elevated volatility.
The Fund underperformed the Bloomberg Municipal Bond Index for the twelve-month period ended October 31, 2022 due to negative issuer selection. Specific tax-exempt bonds were the main factor, with tax-exempt federal agency bonds detracting the most from performance, and smaller impacts from tax-exempt housing and tax-exempt transportation bonds. Federal agency bonds saw their spreads widen materially given the material outflows for tax-exempt bonds as a result of higher Treasury yields during the period. For the tax-exempt housing bonds, the story was similar; however, the tax-exempt transportation bonds were also impacted by higher gas prices.
Although the Fund underperformed the Bloomberg Municipal Bond Index for the period, sector allocation was a materially positive factor due to the Fund’s specific underweights within tax-exempt bonds, including underweights to general-obligation bonds (GOs), transportation, utilities, and other revenue bonds (tax-exempt exposure overall was 34% lower than the benchmark on average over the period). These allocations helped offset the negative impact to Fund performance from the Fund’s out-of-benchmark allocation to corporate bonds during the period (which was 24% lower than the benchmark on average over the period). Yield curve and duration impacts were negative factors, which detracted from the Fund’s performance relative to the Bloomberg Municipal Bond Index during

33

Hartford Schroders Tax-Aware Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

the period. These impacts were generally the fallout from the sector allocation decisions, as the corporate bonds in the Fund were not part of the benchmark and resulted in more exposure at the shorter end of the maturity curve where rates rose the most.
During the period, the Fund used derivatives, such as futures, to manage duration within the portfolio. The use of such derivatives had no material impact on performance for the period.
What is the outlook as of the end of the period?
Fixed-income markets have undergone historic drawdowns during the period and have not provided the ballast many investors expected during these market conditions. We believe that fixed-income securities now offer a singular opportunity for longer-term investors seeking attractive absolute yields, diversification, and total returns. With Treasury yields as high as they were at the end of the period, we believe there is less need to extend out along the risk spectrum, particularly given our view that the U.S. economy is likely to enter an economic recession in the coming months. In addition, with generous short corporate break-even buffers (i.e., the yield to which bonds would have to rise for capital losses to offset the income earned over 12 months) combined with accumulated interest-rate increases that are expected to slow the economy, and inflation cresting, we believe the opportunity with fixed income is considerable.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	10.0%
Municipal Bonds	78.3
U.S. Government Agencies(2)	1.0
U.S. Government Securities	9.5
Total	98.8%
Short-Term Investments	2.6
Other Assets & Liabilities	(1.4)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
34

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 03/31/2006 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-10.46%	6.68%	10.99%
Class A2	-15.38%	5.48%	10.36%
Class C1	-11.16%	5.88%	10.59%
Class C3	-11.93%	5.88%	10.59%
Class I1	-10.25%	6.96%	11.28%
Class R3[1]	-10.81%	6.29%	10.86%
Class R4[1]	-10.47%	6.65%	11.08%
Class R5[1]	-10.22%	6.93%	11.25%
Class Y1	-10.29%	6.96%	11.28%
Class F1	-10.18%	7.05%	11.33%
Class SDR[1]	-10.12%	7.05%	11.36%
Russell Midcap Index	-17.17%	7.95%	11.36%
Russell 2500 Index	-17.58%	7.07%	10.70%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
Performance information prior to 05/01/2019 reflect when the Fund invested at least 80% of its assets in securities of companies considered by Schroder Investment Management North America Inc. to be small- or mid-cap companies located in the United States.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

35

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.16%	1.16%
Class C	1.90%	1.90%
Class I	0.89%	0.89%
Class R3	1.52%	1.52%
Class R4	1.22%	1.22%
Class R5	0.92%	0.92%
Class Y	0.91%	0.91%
Class F	0.80%	0.80%
Class SDR	0.80%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Manager
Hartford Schroders US MidCap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.
Robert Kaynor, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders US MidCap Opportunities Fund returned -10.46%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming both the Fund’s primary benchmark, the Russell Midcap Index, which returned -17.17% for the period, and the Fund’s secondary benchmark, the Russell 2500 Index, which returned -17.58% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -10.61% average return of the Lipper Mid-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. mid-capitalization equities, as measured by the Russell Midcap Index, declined over the twelve-month period ended October 31, 2022 by -17.16%. Markets started off the year on the wrong footing, giving back some of the strong gains seen in the fourth quarter of 2021. This was in response to predictions for tighter monetary policy from the U.S. Federal Reserve (Fed) due to higher inflation data. Combined with Russia’s invasion of Ukraine, existing concerns over inflation pressures increased, particularly for food and energy. The first three quarters of 2022 saw negative returns and ended with the reality that inflation was going to be harder to tame than most originally thought.
During the period, we invested the Fund’s assets in a combination of stock types that can be classified into the following three categories: “Steady Eddies” (companies we believe have recurring earnings/cash flow/revenue characteristics), “Turnarounds” (companies we believe have experienced business or operational difficulties but may potentially have a catalyst to help them return to a growth path), and “Mispriced Growth” (companies we believe have unrecognized or under-appreciated growth dynamics that will be rewarded over time).
The Fund’s holdings in the “Mispriced Growth”, “Steady Eddies” and “Turnarounds” categories contributed positively to the Fund’s relative returns for the period.
Over the period, the most significant contribution to the Fund’s outperformance relative to the Russell Midcap Index during the period was stock selection, particularly in the Technology, Financials, and Industrials sectors. Technology was the worst-performing sector in the benchmark, down -37% over the period. Within the Technology sector, stock selection within software, which the Fund was underweight, contributed positively to returns relative to the Russell Midcap Index.
The Fund was overweight to the Financials sector, and particularly to insurance brokers and life insurance, which contributed positively to performance relative to the Russell Midcap Index over the period. Specifically, the Fund’s holdings in insurance brokers performed well, and the Fund also benefited from not owning certain companies within the group that were benchmark constituents. In life insurance, the Fund’s holdings benefited from upbeat earnings results. The Fund tends to have a large weight in life insurance and insurance brokers rather than banks as we believe they are less interest-rate sensitive and more cyclical. Additionally, the Fund’s positioning in the investment services industry contributed positively over the period relative to the Russell Midcap Index due to stock selection within the industry.
Within the Industrials sector, the Fund’s stock selection contributed positively over the period, as did the Fund’s overweight in the defense industry. The start of the war in Ukraine early in 2022 boosted prospects for both defense and nuclear industries. Stock selection within electronic equipment benefited the Fund during the period.
The sectors that detracted the most from Fund performance over the period were the Basic Materials and Consumer Staples sectors. Basic Materials is the smallest weight in the Fund and lagged due to a significant underweight. The Fund holds two names within the sector,

36

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

and that is strictly due to stock selection and the difficulties of investing outside of the specialty chemicals space. The Consumer Staples sector also lagged due to the Fund’s underweight for the period. The Fund only had exposure in the food products industry, which benefited the Fund over the period from a stock selection perspective.
Top contributors to the Fund’s performance relative to the Russell Midcap Index during the period included Hershey Company (Consumer Staples sector), ON Semiconductor (Technology sector), and Amdocs (Technology sector). Hershey produces snack, chocolate, and non-chocolate confectionary. The company announced strong quarterly results over the period with Reese’s demand driving growth, and saw net sales rise year-over-year to over $2 billion. ON Semiconductor designs, manufactures, and markets a portfolio of semiconductor components. The company announced quarterly revenues exceeding $2 billion for the first time ever, driven by industrial and primarily automotive strength. Amdocs specializes in software and services for communications, media, and financial services providers and digital enterprises. The company announced that it acquired U.K. company MYCOM OSI for $188 million. MYCOM provides Software as a Service (SaaS) solutions, allowing Amdocs to expand its portfolio in SaaS-based cloud and service assurance offerings.
Over the period, the largest detractors from the Fund’s performance relative to the Russell Midcap Index were Match Group (Technology sector), Catalent Inc (Healthcare sector) and Masimo Corporation (Healthcare sector). Match Group is a provider of online dating products. The stock fell victim to the higher-growth names trading off later in the period coupled with poor guidance announcements throughout the year. The company also announced the CEO would be stepping down. Catalent provides delivery technologies, development, drug manufacturing, biologics, gene therapies, and consumer health products. The company’s management team issued lower-than-expected initial outlook for fiscal year 2023, which caused concern for investors, and the stock subsequently traded down. Masimo Corporation is a global medical technology company that develops, manufactures, and markets non-invasive technologies and hospital automation solutions. The stock fell in February 2022 as the company announced its biggest deal ever, the acquisition of consumer tech company Sound United for $1 billion.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, markets have been adjusting to the rise in interest rates through a revaluation of the share price multiples for different companies. An increase in interest rates generally means investors will not pay as much for longer-term growth, which is why the share prices of highly valued growth companies have fallen. At some point when there is more clarity about when interest rates might peak, we believe the focus will shift to how company profitability is being affected.
In our view, the next shoe to drop is the delayed impact of monetary policy in the form of interest-rate increases on company earnings. We believe that the impact could be felt in a number of guises. In our view, the most obvious is falling demand, and we expect that it will be felt especially by companies that have not adjusted their inventories in anticipation of a slowing economy. We believe it will also be painful for companies that relied on pricing power to support revenues. We expect that financial strains will intensify as interest rates continue to rise and economic activity slows. In our view, other areas of caution could include margin pressure in retail from elevated inventories stemming from both inflation and economic normalization, longer cycles in technology, and some cancelling of hiring plans and even layoffs.
The next earnings season will start to indicate how companies might be faring into 2023. In our view, this is not a time to buy companies just because their share prices have fallen a long way. In this environment, we believe that very often the cheapest companies can turn out to be the most expensive.
There remains a strong case for investing in U.S. mid- and small-cap companies in the longer term. We believe valuations, in particular, are already pricing in earnings revisions, which offers support for companies who are adjusting their profitability and upside opportunities for companies who beat expectations. U.S. smaller companies are more exposed to the domestic economy, which we believe in some areas will be boosted by the reshoring benefits of U.S. manufacturers and multinationals investing in production and supply chains in the U.S.
Mid and small caps have been outperforming large caps since the end of January 2022, and this trend continued in the third quarter of 2022. This is unusual in a period of recessionary fears, but we believe this partially reflects much cheaper valuations and consequently less risk to earnings revisions. As of the end of the period, we think this outperformance should continue, but stock selection will become increasingly important.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
37

Hartford Schroders US MidCap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.1%
Consumer Discretionary	5.5
Consumer Staples	2.0
Energy	4.5
Financials	16.0
Health Care	8.8
Industrials	19.5
Information Technology	20.9
Materials	3.2
Real Estate	3.4
Utilities	4.8
Total	92.7%
Short-Term Investments	6.9
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
38

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 08/06/1993 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-12.56%	5.84%	10.06%
Class A2	-17.37%	4.65%	9.44%
Class C1	-13.24%	5.05%	9.69%
Class C3	-14.02%	5.05%	9.69%
Class I1	-12.35%	6.15%	10.39%
Class R3[1]	-12.83%	5.55%	10.03%
Class R4[1]	-12.57%	5.91%	10.23%
Class R5[1]	-12.30%	6.17%	10.38%
Class Y1	-12.32%	6.19%	10.41%
Class F1	-12.21%	6.27%	10.45%
Class SDR[1]	-12.23%	6.27%	10.47%
Russell 2000 Index	-18.54%	5.56%	9.93%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective immediately before the opening of business on 10/24/2016, the Schroder U.S. Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 09/28/2015 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.38%	1.35%
Class C	2.12%	2.10%
Class I	1.08%	1.08%
Class R3	1.70%	1.65%
Class R4	1.40%	1.35%
Class R5	1.10%	1.05%
Class Y	1.09%	1.05%
Class F	0.99%	0.95%
Class SDR	0.99%	0.95%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Manager
Hartford Schroders US Small Cap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.
Robert Kaynor, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Schroders US Small Cap Opportunities Fund returned -12.56%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell 2000 Index, which returned -18.54% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -11.64% average return of the Lipper Small-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. small-capitalization equities, as measured by the Russell 2000 Index, returned -18.54% over the twelve-month period ended October 31, 2022. Markets started off the year on the wrong footing, giving back some of the strong gains seen in the fourth quarter of 2021. This was in response to predictions for tighter monetary policy from the U.S. Federal Reserve (Fed) due to higher inflation data. Combined with the war in Ukraine, existing concerns were heightened over inflation pressures, particularly through food and energy. The first three quarters of 2022 saw negative returns and ended with the reality that inflation was going to be harder to tame than most originally thought.
During the period, we invested the Fund’s assets in a combination of stock types that can be classified into the following three categories: “Steady Eddies” (companies we believe have recurring earnings/cash flow/revenue characteristics), “Turnarounds” (companies we believe have experienced business or operational difficulties but may potentially have a catalyst to help them return to a growth path), and “Mispriced Growth” (companies we believe have unrecognized or under-appreciated growth dynamics that will be rewarded over time). The Fund’s holdings in the “Mispriced Growth”, “Steady Eddies” and “Turnarounds” categories contributed positively to the Fund’s relative returns for the period.
The most significant contribution to the Fund’s outperformance relative to the Russell 2000 Index during the twelve-month period was stock selection, particularly in the Consumer Discretionary and Financials sectors. Stock selection contributed positively within the home construction industry, particularly within the manufactured housing industry. Excluding manufactured housing, the Fund was underweight to the Consumer Discretionary sector, a shift that occurred in 2020 and has held since, as consumers have continued to feel pressure from rising prices. Within the Consumer Services sector, the Fund benefited from stock selection as well as an overweight position.
In the Financials sector, the Fund had an equal weight to the Russell 2000 Index over the period, but stock selection drove positive performance relative to the benchmark. The Fund’s exposure in banks was one of the best performers over the period due to an allocation to community banks, which in our view are traditionally higher quality with a more defensive business model type. Noteworthy contributors in the banking industry were First Bancorp, Heritage Financial Corporation, and First Merchants Corporation. The Fund’s lone holding in life insurance, Reinsurance Group of America, was one of the biggest contributors over the period as premiums grew and gave the company the ability to deploy excess capital.
The sector that detracted the most from the Fund’s performance over the period was the Energy sector. Despite having good stock selection in the sector, the Fund has historically been and remains underweight

40

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

to the Energy sector. The sector dominated market performance in the first half of 2022. Due to this underweight, the Fund lagged significantly due to sector allocation specifically in crude producers.
Top contributors to the Fund’s performance relative to the Russell 2000 Index over the period included Plantronics (Telecommunications), Reinsurance Group of America (Financials), and Science Applications International (Industrials). Plantronics designs, manufactures and markets integrated communications such as headsets, video, and voice services. The company reached an agreement with HP to be purchased for $3.3 billion during the period. Reinsurance Group of America provides traditional life and health reinsurance and financial solutions. The company has seen solid premium growth across all regions of their business for the period. Science Applications International is a provider of technical, engineering and enterprise IT services primarily to the United States Government. The company announced strong earnings and guidance numbers over the period and has been executing its Army IT services renewal contracts from last year and winning new contracts and awards.
Over the period, the largest detractors from the Fund’s performance relative to the Russell 2000 Index were LiveRamp Holdings (Technology), NeoGenomics, Inc. (Healthcare), and Semtech Corporation (Technology). LiveRamp Holdings is a global technology company that provides enterprise data connectivity platform that helps organizations to leverage customer data. Despite satisfactory quarterly results during 2022, the company tapered guidance in consecutive quarters as the impending recession fears created caution among LiveRamp’s clients. NeoGenomics, Inc. is an operator of a network of cancer-focused testing laboratories. The company was caught in the growth to value rotation. Additionally, the company announced the departure of its CEO during the period. The company also suspended its annual guidance. Semtech Corporation is a supplier of analog and mixed-signal semiconductor products and advanced algorithms. The company reported a very weak fiscal third-quarter/fourth-quarter outlook with a deteriorating macroeconomic outlook, notably in China, which is driving consumer softness and supply constraints. The company also announced a deal to acquire Sierra Wireless, which received mixed reviews.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, markets have been adjusting to the rise in interest rates through a revaluation of the share price multiples for different companies. An increase in interest rates generally means investors will not pay as much for longer term growth which is why the share prices of highly valued growth companies have fallen. At some point when there is more clarity about when interest rates might peak, we believe the focus will shift to how company profitability is being affected.
In our view, the next shoe to drop is the delayed impact of monetary policy in the form of interest rate increases on company earnings. We believe that the impact could be felt in a number of guises. In our view, the most obvious is falling demand, and we expect that it will be felt especially by companies that have not adjusted their inventories in anticipation of a slowing economy. We believe it will also be painful for companies that relied on pricing power to support revenues. We expect that financial strains will intensify as interest rates continue to rise and economic activity slows. In our view, other areas of caution could include margin pressure in retail from elevated inventories stemming from both inflation and economic normalization, longer cycles in technology and some cancelling of hiring plans and even layoffs.
The next earnings season will start to indicate how companies might be faring into 2023. In our view, this is not a time to buy companies just because their share prices have fallen a long way. In this environment, we believe that very often the cheapest companies can turn out to be the most expensive.
There remains a strong case for investing in U.S. mid- and small-cap companies in the longer term. We believe valuations, in particular, are already pricing in earnings revisions which offers support for companies who are adjusting their profitability and upside opportunities for companies who beat expectations. U.S. smaller companies are more exposed to the domestic economy, which we believe in some areas will be boosted by the reshoring benefits of U.S. manufacturers and multinationals investing in production and supply chains in the U.S.
Mid and small caps have been outperforming large caps since the end of January 2022, and this trend continued in the third quarter of 2022. This is unusual in a period of recessionary fears but we believe this partially reflects much cheaper valuations and consequently less risk to earnings revisions. As of the end of the period, we think this outperformance should continue but stock selection will become increasingly important.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
41

Hartford Schroders US Small Cap Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.4%
Consumer Discretionary	6.5
Consumer Staples	5.0
Energy	5.0
Financials	19.1
Health Care	11.8
Industrials	17.0
Information Technology	13.3
Materials	8.3
Real Estate	2.7
Utilities	3.7
Total	94.8%
Short-Term Investments	6.9
Other Assets & Liabilities	(1.7)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
42

Hartford Schroders Funds
Benchmark Glossary (Unaudited)

Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
ICE BofA US ABS & CMBS Index (reflects no deduction for fees, expenses or taxes) tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market.
ICE BofA 1-3 Year US Corporate Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of US investment-grade corporate debt with a remaining term to maturity of less than 3 years.
JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted (reflects no deduction for fees, expenses or taxes) is a blended index produced by JP Morgan that is comprised of 1/3 JP Morgan GBI Emerging Markets Global Diversified Index, 1/3 JP Morgan EMBI Global Diversified Index, and 1/3 JP Morgan CEMBI Broad Diversified Index. The JEMB - Equal Weighted is designed to blend US dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
MSCI ACWI (All Country World) ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed (excluding the US) and emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid-cap securities across China securities listed on the Shanghai and Shenzhen exchanges. The index covers only those securities that are accessible through “Stock Connect”.
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed market countries, excluding the US and Canada.
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the US and Canada.
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across emerging market countries.
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 2500 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest US Companies based on a combination of their market capitalization and current index membership.
Russell Midcap Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
Morningstar LSTA US Leveraged Loan Index (formerly, the S&P/LSTA Leveraged Loan Index) (reflects no deduction for fees, expenses or taxes) is a market value-weighted index that is designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.

43

Hartford Schroders Funds
Benchmark Glossary (Unaudited) – (continued)

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding MSCI Indices. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
44

Hartford Schroders Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2022 through October 31, 2022, except as noted below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
Hartford Schroders China A Fund
Class A	$ 1,000.00	$ 856.40	$ 6.78	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class C	$ 1,000.00	$ 856.30	$ 6.78	$ 1,000.00	$ 1,017.95	$ 7.38	1.45%
Class I	$ 1,000.00	$ 857.50	$ 5.39	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class Y(1)	$ 1,000.00	$ 857.70	$ 5.25	$ 1,000.00	$ 1,019.56	$ 5.70	1.12%
Class F	$ 1,000.00	$ 857.90	$ 4.64	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class SDR	$ 1,000.00	$ 857.90	$ 4.64	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Hartford Schroders Diversified Emerging Markets Fund
Class A	$ 1,000.00	$ 794.20	$ 3.66	$ 1,000.00	$ 1,020.87	$ 4.13	0.81%
Class C	$ 1,000.00	$ 790.50	$ 7.35	$ 1,000.00	$ 1,017.19	$ 8.29	1.63%
Class I	$ 1,000.00	$ 795.60	$ 2.31	$ 1,000.00	$ 1,022.58	$ 2.60	0.51%
Class Y	$ 1,000.00	$ 795.60	$ 2.13	$ 1,000.00	$ 1,022.89	$ 2.40	0.47%
Class F	$ 1,000.00	$ 793.30	$ 4.02	$ 1,000.00	$ 1,020.92	$ 4.53	0.89%
Class SDR	$ 1,000.00	$ 793.30	$ 4.02	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Hartford Schroders Emerging Markets Equity Fund
Class A	$ 1,000.00	$ 813.80	$ 7.22	$ 1,000.00	$ 1,017.24	$ 8.03	1.58%
Class C	$ 1,000.00	$ 811.00	$ 9.87	$ 1,000.00	$ 1,014.32	$ 10.97	2.16%
Class I	$ 1,000.00	$ 814.80	$ 5.76	$ 1,000.00	$ 1,018.85	$ 6.41	1.26%
Class R3	$ 1,000.00	$ 813.30	$ 7.82	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class R4	$ 1,000.00	$ 813.70	$ 6.77	$ 1,000.00	$ 1,017.74	$ 7.53	1.48%
Class R5	$ 1,000.00	$ 814.80	$ 5.49	$ 1,000.00	$ 1,019.21	$ 6.11	1.20%
Class Y	$ 1,000.00	$ 815.30	$ 5.49	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class F	$ 1,000.00	$ 815.40	$ 4.94	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class SDR	$ 1,000.00	$ 815.80	$ 4.90	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
45

Hartford Schroders Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Class A	$ 1,000.00	$ 926.10	$ 5.58	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class C	$ 1,000.00	$ 922.30	$ 9.20	$ 1,000.00	$ 1,015.68	$ 9.65	1.90%
Class I	$ 1,000.00	$ 927.10	$ 4.37	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R3	$ 1,000.00	$ 924.80	$ 7.03	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class R4	$ 1,000.00	$ 926.10	$ 5.58	$ 1,000.00	$ 1,019.21	$ 5.85	1.15%
Class R5	$ 1,000.00	$ 927.40	$ 4.13	$ 1,000.00	$ 1,020.87	$ 4.33	0.85%
Class Y	$ 1,000.00	$ 927.40	$ 4.13	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 927.60	$ 3.55	$ 1,000.00	$ 1,021.68	$ 3.72	0.73%
Class SDR	$ 1,000.00	$ 927.80	$ 3.64	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Hartford Schroders International Contrarian Value Fund(2)
Class I	$ 1,000.00	$ 875.00	$ 2.88(3)	$ 1,000.00	$ 1,021.68	$ 3.57(4)	0.70%
Class SDR	$ 1,000.00	$ 875.00	$ 2.88(3)	$ 1,000.00	$ 1,021.68	$ 3.57(4)	0.70%
Hartford Schroders International Multi-Cap Value Fund
Class A	$ 1,000.00	$ 853.80	$ 5.28	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
Class C	$ 1,000.00	$ 850.20	$ 8.63	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 855.10	$ 3.98	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class R3	$ 1,000.00	$ 853.00	$ 6.54	$ 1,000.00	$ 1,018.15	$ 7.12	1.40%
Class R4	$ 1,000.00	$ 853.40	$ 5.42	$ 1,000.00	$ 1,019.36	$ 5.90	1.16%
Class R5	$ 1,000.00	$ 854.90	$ 3.93	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class Y	$ 1,000.00	$ 855.00	$ 3.88	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class F	$ 1,000.00	$ 855.60	$ 3.46	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class SDR	$ 1,000.00	$ 855.40	$ 3.46	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Hartford Schroders International Stock Fund
Class A	$ 1,000.00	$ 863.50	$ 5.12	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class C	$ 1,000.00	$ 861.00	$ 8.59	$ 1,000.00	$ 1,015.98	$ 9.30	1.83%
Class I	$ 1,000.00	$ 864.70	$ 3.85	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R3	$ 1,000.00	$ 862.50	$ 6.66	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class R4	$ 1,000.00	$ 863.10	$ 5.36	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%
Class R5	$ 1,000.00	$ 865.40	$ 3.90	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class Y	$ 1,000.00	$ 865.10	$ 3.86	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class F	$ 1,000.00	$ 866.10	$ 3.34	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class SDR	$ 1,000.00	$ 865.40	$ 3.39	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Hartford Schroders Securitized Income Fund
Class A	$ 1,000.00	$ 962.90	$ 3.41	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class C(1)	$ 1,000.00	$ 957.30	$ 8.49	$ 1,000.00	$ 1,016.53	$ 8.74	1.72%
Class I	$ 1,000.00	$ 963.20	$ 2.97	$ 1,000.00	$ 1,022.18	$ 3.06	0.60%
Class Y	$ 1,000.00	$ 962.40	$ 2.72	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class F	$ 1,000.00	$ 963.90	$ 2.23	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Class SDR	$ 1,000.00	$ 963.90	$ 2.23	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Hartford Schroders Sustainable International Core Fund(2)
Class I	$ 1,000.00	$ 860.00	$ 2.85(3)	$ 1,000.00	$ 1,021.68	$ 3.57(4)	0.70%
Class SDR	$ 1,000.00	$ 860.00	$ 2.85(3)	$ 1,000.00	$ 1,021.68	$ 3.57(4)	0.70%
Hartford Schroders Tax-Aware Bond Fund
Class A	$ 1,000.00	$ 941.90	$ 3.48	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class C	$ 1,000.00	$ 938.40	$ 7.77	$ 1,000.00	$ 1,017.19	$ 8.08	1.59%
Class I	$ 1,000.00	$ 943.20	$ 2.40	$ 1,000.00	$ 1,022.74	$ 2.50	0.49%
Class Y	$ 1,000.00	$ 942.80	$ 2.74	$ 1,000.00	$ 1,022.38	$ 2.85	0.56%
Class F	$ 1,000.00	$ 943.30	$ 2.25	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class SDR	$ 1,000.00	$ 943.20	$ 2.25	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
46

Hartford Schroders Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
Hartford Schroders US MidCap Opportunities Fund
Class A	$ 1,000.00	$ 973.10	$ 5.82	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class C	$ 1,000.00	$ 969.30	$ 9.48	$ 1,000.00	$ 1,015.58	$ 9.70	1.91%
Class I	$ 1,000.00	$ 974.40	$ 4.43	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 970.70	$ 7.55	$ 1,000.00	$ 1,017.54	$ 7.73	1.52%
Class R4	$ 1,000.00	$ 973.00	$ 5.72	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class R5	$ 1,000.00	$ 974.30	$ 4.53	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class Y	$ 1,000.00	$ 973.80	$ 4.53	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class F	$ 1,000.00	$ 974.40	$ 3.98	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class SDR	$ 1,000.00	$ 975.00	$ 4.03	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Hartford Schroders US Small Cap Opportunities Fund
Class A	$ 1,000.00	$ 980.00	$ 6.74	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class C	$ 1,000.00	$ 976.40	$ 10.46	$ 1,000.00	$ 1,014.62	$ 10.66	2.10%
Class I	$ 1,000.00	$ 981.30	$ 5.45	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R3	$ 1,000.00	$ 978.60	$ 8.23	$ 1,000.00	$ 1,016.89	$ 8.39	1.65%
Class R4	$ 1,000.00	$ 980.00	$ 6.74	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class R5	$ 1,000.00	$ 981.60	$ 5.25	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class Y	$ 1,000.00	$ 981.60	$ 5.25	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class F	$ 1,000.00	$ 982.30	$ 4.75	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class SDR	$ 1,000.00	$ 982.00	$ 4.75	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%

(1)	The annualized expense ratio is representative of the period from May 1, 2022 through October 31, 2022. The annualized expense ratio does not fully reflect the contractual expense limitation arrangement as this arrangement is based on the entire fiscal year and not the six-month period. As such, the annualized expense ratio exceeds the amount of the contractual expense limitation arrangement for this share class of the Fund for purposes of the hypothetical example. Please see the accompanying Financial Highlights for the expense ratio for the year ended October 31, 2022.
(2)	Hartford Schroders International Contrarian Value Fund and Hartford Schroders Sustainable International Core Fund commenced operations on May 24, 2022.
(3)	Expenses paid during the period May 24, 2022 through October 31, 2022.
(4)	Please note that while each of the Hartford Schroders International Contrarian Value Fund and the Hartford Schroders Sustainable International Core Fund commenced operations on May 24, 2022, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during period May 1, 2022 to October 31, 2022.
47

Hartford Schroders China A Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 78.8%
	Automobiles & Components - 1.0%
40,400	Huizhou Desay Sv Automotive Co., Ltd. Class A	$ 573,787
	Banks - 5.1%
326,592	Bank of Ningbo Co., Ltd. Class A	1,065,938
490,233	China Merchants Bank Co., Ltd. Class A	1,808,679
		2,874,617
	Capital Goods - 14.3%
25,000	Contemporary Amperex Technology Co., Ltd. Class A	1,282,993
29,000	Gongniu Group Co., Ltd. Class A	476,085
161,500	Han's Laser Technology Industry Group Co., Ltd. Class A	562,296
309,740	Hongfa Technology Co., Ltd. Class A	1,460,171
168,200	Jiangsu Hengli Hydraulic Co., Ltd. Class A	1,271,725
61,668	Luoyang Xinqianglian Slewing Bearing Co., Ltd. Class A	592,052
75,800	PNC Process Systems Co., Ltd. Class A*	407,457
579,900	Sany Heavy Industry Co., Ltd. Class A	1,076,087
107,100	Sinoseal Holding Co., Ltd. Class A	619,609
82,400	Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	240,042
		7,988,517
	Consumer Durables & Apparel - 5.1%
397,646	Hang Zhou Great Star Industrial Co., Ltd. Class A*	1,048,642
216,800	Midea Group Co., Ltd. Class A	1,194,322
53,189	Oppein Home Group, Inc. Class A	594,113
		2,837,077
	Diversified Financials - 1.3%
60,500	Hithink RoyalFlush Information Network Co., Ltd. Class A	707,309
	Food, Beverage & Tobacco - 6.7%
170,095	Chacha Food Co., Ltd. Class A	1,032,690
8,145	Kweichow Moutai Co., Ltd. Class A	1,509,708
452,964	Toly Bread Co., Ltd. Class A	700,143
27,799	Wuliangye Yibin Co., Ltd. Class A	509,520
		3,752,061
	Health Care Equipment & Services - 1.1%
236,700	Edan Instruments, Inc. Class A	400,712
197,165	Shanghai Kinetic Medical Co., Ltd. Class A	213,088
		613,800
	Insurance - 3.7%
415,500	Ping An Insurance Group Co. of China Ltd. Class A	2,062,985
	Materials - 18.1%
270,200	China Jushi Co., Ltd. Class A	433,774
471,009	Chongqing Zaisheng Technology Corp. Ltd. Class A	336,015
324,514	Citic Pacific Special Steel Group Co., Ltd. Class A	715,891
275,745	Hengli Petrochemical Co., Ltd. Class A	581,046
587,878	Huafon Chemical Co., Ltd. Class A	537,325
347,900	Hubei Dinglong Co., Ltd. Class A	1,002,957
89,400	Jiangsu Boqian New Materials Stock Co., Ltd. Class A	577,410
190,800	LB Group Co., Ltd. Class A*	402,733
693,146	Satellite Chemical Co., Ltd. Class A	1,179,540
284,700	Shandong Sinocera Functional Material Co., Ltd. Class A	901,128
10,000	Sunresin New Materials Co., Ltd. Class A	104,827
119,300	Wanhua Chemical Group Co., Ltd. Class A	1,316,647
116,740	Zhejiang Huayou Cobalt Co., Ltd. Class A	873,034
1,049,257	Zijin Mining Group Co., Ltd. Class A	1,141,482
		10,103,809
Shares or Principal Amount		Market Value†
COMMON STOCKS - 78.8% - (continued)
	Media & Entertainment - 2.8%
345,900	Mango Excellent Media Co., Ltd. Class A	$ 1,042,816
324,000	Perfect World Co., Ltd. Class A	505,424
		1,548,240
	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
114,400	Amoy Diagnostics Co., Ltd. Class A	367,786
61,700	Hangzhou Tigermed Consulting Co., Ltd. Class A	705,081
188,176	Jiangsu Hengrui Medicine Co., Ltd. Class A	1,038,661
75,680	Shenzhen Kangtai Biological Products Co., Ltd. Class A	323,034
103,660	WuXi AppTec Co., Ltd. Class A	1,086,332
		3,520,894
	Real Estate - 0.7%
209,344	Poly Developments and Holdings Group Co., Ltd. Class A	397,770
	Semiconductors & Semiconductor Equipment - 2.9%
244,556	LONGi Green Energy Technology Co., Ltd. Class A*	1,615,089
	Technology Hardware & Equipment - 7.4%
227,000	GoerTek, Inc. Class A	673,869
75,410	Guangzhou Shiyuan Electronic Technology Co., Ltd. Class A	672,392
332,159	Shenzhen Sunlord Electronics Co., Ltd. Class A	975,754
141,000	Suzhou Dongshan Precision Manufacturing Co., Ltd. Class A	488,216
203,400	Zhejiang Jiecang Linear Motion Technology Co., Ltd. Class A	694,691
158,700	Zhongji Innolight Co., Ltd. Class A	637,296
		4,142,218
	Transportation - 2.3%
197,500	SF Holding Co., Ltd. Class A	1,308,213
	Total Common Stocks (cost $64,834,223)	$ 44,046,386
WARRANTS - 16.6%(1)
	Banks - 2.2%
11,531	Autobio Diagnostics Co., Ltd. Expires 10/13/2023*	$ 117,480
83,177	Micro-Tech Nanjing Co., Ltd. Expires 10/2/2023*	1,125,726
		1,243,206
	Consumer Durables & Apparel - 0.4%
60,058	Shanghai Milkground Food Tech Co., Ltd. Expires 03/13/2023*	229,087
	Diversified Financials - 2.9%
64,864	Advanced Micro-Fabrication Equipment, Inc. China Expires 8/14/2023*	986,389
21,353	ZWSOFT Co., Ltd. Guangzhou Expires 9/22/2023*	658,793
		1,645,182
	Health Care Equipment & Services - 3.2%
10,024	iRay Technology Co., Ltd. Expires 6/13/2023*	708,682
83,242	Qingdao Haier Biomedical Co., Ltd. Expires 1/6/2023*	879,683
19,779	Qingdao Haier Biomedical Co., Ltd. Expires 5/29/2023*	209,020
		1,797,385
	Household & Personal Products - 2.4%
299,798	Ninebot Ltd. Expires 8/28/2023 Expires 08/28/2023*	1,314,435
	Semiconductors & Semiconductor Equipment - 0.9%
14,358	Beijing Huafeng Test & Control Technology Co., Ltd. Expires 12/21/2022*	520,666

The accompanying notes are an integral part of these financial statements.
48

Hartford Schroders China A Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
WARRANTS - 16.6%(1) - (continued)
	Software & Services - 2.6%
117,757	Piesat Information Technology Co., Ltd. Expires 12/23/2022*		$ 1,452,884
	Technology Hardware & Equipment - 2.0%
30,755	Gongniu Group Co., Ltd. Expires 2/17/2023*		504,268
3,818	Gongniu Group Co., Ltd. Expires 6/21/2023*		62,601
60,734	Shanghai Holystar Information Technology Co., Ltd. Expires 1/23/2023*		542,134
			1,109,003
	Total Warrants (cost $10,664,482)		$ 9,311,848
	Total Long-Term Investments (cost $75,498,705)		$ 53,358,234
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
456,396	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(2)		$ 456,396
	Total Short-Term Investments (cost $456,395)		$ 456,396
	Total Investments (cost $75,955,100)	96.2%	$ 53,814,630
	Other Assets and Liabilities	3.8%	2,114,740
	Total Net Assets	100.0%	$ 55,929,370
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	“Warrants” refers to non-standard warrants and participatory notes.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 573,787	$ —	$ 573,787	$ —
Banks	2,874,617	—	2,874,617	—
Capital Goods	7,988,517	—	7,988,517	—
Consumer Durables & Apparel	2,837,077	—	2,837,077	—
Diversified Financials	707,309	—	707,309	—
Food, Beverage & Tobacco	3,752,061	—	3,752,061	—
Health Care Equipment & Services	613,800	—	613,800	—
Insurance	2,062,985	—	2,062,985	—
Materials	10,103,809	—	10,103,809	—
Media & Entertainment	1,548,240	—	1,548,240	—
Pharmaceuticals, Biotechnology & Life Sciences	3,520,894	—	3,520,894	—
Real Estate	397,770	—	397,770	—
Semiconductors & Semiconductor Equipment	1,615,089	—	1,615,089	—
Technology Hardware & Equipment	4,142,218	—	4,142,218	—
Transportation	1,308,213	—	1,308,213	—
Warrants	9,311,848	—	9,311,848	—
Short-Term Investments	456,396	456,396	—	—
Total	$ 53,814,630	$ 456,396	$ 53,358,234	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
49

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.8%
	Bermuda - 0.0%
1,639	Sylvania Platinum Ltd.	$ 1,732
	Brazil - 3.3%
2,200	AES Brasil Energia S.A.	4,217
5,100	B3 S.A. - Brasil Bolsa Balcao	14,849
3,800	Banco BTG Pactual S.A.	21,290
4,900	BB Seguridade Participacoes S.A.	28,164
1,200	Cia de Saneamento de Minas Gerais	3,568
2,800	Cosan S.A.	9,139
2,500	Hypera S.A.	24,591
1,400	Localiza Rent a Car S.A.	19,118
1,700	M Dias Branco S.A.	14,316
3,030	Odontoprev S.A.	4,857
5,100	Santos Brasil Participacoes S.A.	8,985
1,100	Sao Martinho S.A.	5,743
3,400	Sendas Distribuidora S.A.	13,046
800	Tupy S.A.	4,575
3,800	Ultrapar Participacoes S.A.	9,865
5,175	WEG S.A.	40,354
		226,677
	Cayman Islands - 0.2%
3,500	Wuxi Biologics Cayman, Inc.*(1)	15,749
	Chile - 0.4%
264	Sociedad Quimica y Minera de Chile S.A. ADR	24,732
	China - 24.0%
2,800	37 Interactive Entertainment Network Technology Group Co., Ltd. Class A	5,572
81,000	Agricultural Bank of China Ltd. Class H	23,120
18,900	Alibaba Group Holding Ltd.*	146,946
4,900	Anhui Anke Biotechnology Group Co., Ltd. Class A	6,653
26,500	BAIC Motor Corp. Ltd. Class H(1)	5,871
7,500	Baidu, Inc. Class A*	71,902
54,000	Bank of China Ltd. Class H	17,392
2,100	Beijing Easpring Material Technology Co., Ltd. Class A	17,062
300	Beijing United Information Technology Co., Ltd. Class A	5,104
200	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. Class A	3,441
2,100	Chengxin Lithium Group Co., Ltd. Class A	12,497
16,000	China Feihe Ltd.(1)	9,217
4,700	China Jushi Co., Ltd. Class A	7,545
5,000	China Medical System Holdings Ltd.	5,465
7,000	China Merchants Bank Co., Ltd. Class H	22,917
3,200	China Pacific Insurance Group Co., Ltd. Class H	5,158
700	China Tourism Group Duty Free Corp. Ltd. Class A	15,381
12,000	CMOC Group Ltd. Class H	3,863
500	Contemporary Amperex Technology Co., Ltd. Class A	25,660
14,000	CSPC Pharmaceutical Group Ltd.	14,380
7,000	Dali Foods Group Co. Ltd.(1)	2,881
400	Eastroc Beverage Group Co., Ltd. Class A	8,497
1,600	Foshan Haitian Flavouring & Food Co., Ltd. Class A	13,114
9,000	Fu Shou Yuan International Group Ltd.	4,496
4,000	Fuyao Glass Industry Group Co., Ltd. Class H(1)	14,335
2,280	Ganfeng Lithium Co., Ltd. Class H(1)	15,421
300	G-bits Network Technology Xiamen Co., Ltd. Class A*	10,486
6,100	GEM Co., Ltd. Class A	6,220
500	Ginlong Technologies Co., Ltd. Class A*	12,821
200	Gongniu Group Co., Ltd. Class A	3,283
1,000	Gotion High-tech Co., Ltd. Class A	4,135
8,000	Great Wall Motor Co., Ltd. Class H	8,739
8,000	Greentown Management Holdings Co., Ltd.(1)	4,580
22,000	Guangzhou Automobile Group Co., Ltd. Class H	13,407
3,300	Guangzhou Tinci Materials Technology Co., Ltd. Class A	19,228
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.8% - (continued)
	China - 24.0% - (continued)
900	Hangzhou Tigermed Consulting Co., Ltd. Class H(1)	$ 6,112
1,840	Hefei Meiya Optoelectronic Technology, Inc. Class A	5,991
1,000	Hubei Jumpcan Pharmaceutical Co., Ltd. Class A	4,469
300	Huizhou Desay Sv Automotive Co., Ltd. Class A	4,261
115,000	Industrial & Commercial Bank of China Ltd. Class H	49,929
1,200	Jafron Biomedical Co., Ltd. Class A	5,215
2,750	JD Health International, Inc.*(1)	15,087
8,930	JD.com, Inc. Class A	162,620
12,000	Jiumaojiu International Holdings Ltd.(1)	18,860
2,100	Livzon Pharmaceutical Group, Inc. Class H	5,497
3,500	LONGi Green Energy Technology Co., Ltd. Class A*	23,115
4,200	Maoyan Entertainment*(1)	2,449
2,300	Meituan Class B*(1)	36,824
4,000	Minth Group Ltd.	7,887
500	NAURA Technology Group Co., Ltd. Class A	18,153
1,500	NetDragon Websoft Holdings Ltd.	2,519
4,000	NetEase, Inc.	44,381
9,000	New China Life Insurance Co., Ltd. Class H	14,293
200	Ningbo Deye Technology Co., Ltd. Class A	8,974
1,000	Ningbo Orient Wires & Cables Co., Ltd. Class A	10,556
5,100	Ningbo Shanshan Co., Ltd. Class A	12,561
3,600	Nongfu Spring Co., Ltd. Class H(1)	18,082
344	Pinduoduo, Inc. ADR*	18,862
9,000	Ping An Insurance Group Co. of China Ltd. Class H	36,031
11,000	Postal Savings Bank of China Co., Ltd. Class H(1)	5,101
4,600	Qinghai Salt Lake Industry Co., Ltd. Class A*	13,584
100	SG Micro Corp. Class A	2,055
2,500	Shenzhen Capchem Technology Co., Ltd. Class A	12,396
300	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	13,411
5,200	Sichuan Yahua Industrial Group Co., Ltd. Class A	19,092
2,100	Sinoma Science & Technology Co., Ltd. Class A	5,159
2,200	Skyworth Digital Co., Ltd. Class A	4,495
200	Suzhou Maxwell Technologies Co., Ltd. Class A	13,160
200	Suzhou TA&A Ultra Clean Technology Co., Ltd. Class A	1,699
10,800	Tencent Holdings Ltd.	283,789
3,500	Tianjin Zhonghuan Semiconductor Co., Ltd. Class A	18,975
6,000	Tianneng Power International Ltd.	5,773
4,400	Tianqi Lithium Corp. Class H*	35,874
2,400	Tongwei Co., Ltd. Class A	14,350
17,000	Want Want China Holdings Ltd.	11,167
500	WuXi AppTec Co., Ltd. Class H(1)	4,013
500	Wuxi Lead Intelligent Equipment Co., Ltd. Class A	3,438
500	Xiamen Faratronic Co., Ltd. Class A	12,105
3,400	Xiamen Tungsten Co., Ltd. Class A	9,357
400	XPeng, Inc. Class A*	1,281
16,000	Yadea Group Holdings Ltd.(1)	24,430
1,600	Yangling Metron New Material, Inc. Class A	10,885
2,400	Yealink Network Technology Corp. Ltd. Class A	22,714
700	Zhejiang Weixing New Building Materials Co., Ltd. Class A	1,671
300	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd. Class A	1,933
3,400	Zhuzhou Kibing Group Co., Ltd. Class A	3,663
		1,655,087
	Colombia - 0.2%
498	Geopark Ltd.	7,361
255	Tecnoglass, Inc.	5,235
		12,596
	Cyprus - 0.0%
1,951	Tharisa plc	2,194

The accompanying notes are an integral part of these financial statements.
50

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.8% - (continued)
	Greece - 0.3%
1,197	Hellenic Telecommunications Organization S.A.	$ 18,798
222	Motor Oil Hellas Corinth Refineries S.A.	3,816
		22,614
	Hong Kong - 2.1%
15,800	AIA Group Ltd.	119,682
4,000	BOE Varitronix Ltd.	5,931
10,000	China Water Affairs Group Ltd.	7,082
14,000	Geely Automobile Holdings Ltd.	15,067
		147,762
	Hungary - 0.8%
808	OTP Bank Nyrt	17,627
1,733	Richter Gedeon Nyrt	34,280
		51,907
	India - 13.3%
398	ABB India Ltd.	14,662
404	Asian Paints Ltd.	15,208
93	Avenue Supermarts Ltd.*(1)	4,857
307	Bajaj Finance Ltd.	26,537
754	Bharti Airtel Ltd.	7,583
796	Colgate-Palmolive India Ltd.	15,707
4,669	Dabur India Ltd.	31,304
5,083	Devyani International Ltd.*	11,905
649	Eicher Motors Ltd.	30,239
48	Grindwell Norton Ltd.	1,219
1,001	HCL Technologies Ltd.	12,601
7,769	HDFC Bank Ltd.	140,995
925	Hindustan Unilever Ltd.	28,540
652	Housing Development Finance Corp. Ltd.	19,494
15,471	ICICI Bank Ltd.	170,109
2,167	Infosys Ltd. ADR	40,588
2,244	KPIT Technologies Ltd.	19,250
4,569	Marico Ltd.	28,987
478	Metro Brands Ltd.	5,002
33	Nestle India Ltd.	8,126
1,885	Reliance Industries Ltd.	58,165
655	Reliance Industries Ltd. GDR(1)	40,012
459	Shriram Transport Finance Co., Ltd.	6,826
25	SKF India Ltd.	1,330
948	SRF Ltd.	29,340
2,519	Tata Consultancy Services Ltd.	97,214
3,860	UPL Ltd.	34,077
1,291	Varun Beverages Ltd.	16,381
237	VRL Logistics Ltd.	1,738
		917,996
	Indonesia - 3.8%
47,400	Bank Central Asia Tbk PT	26,794
67,200	Bank Mandiri Persero Tbk PT	45,397
51,100	Bank Negara Indonesia Persero Tbk PT	30,810
175,400	Bank Rakyat Indonesia Persero Tbk PT	52,328
97,800	Kalbe Farma Tbk PT	12,862
30,900	Mitra Adiperkasa Tbk PT*	2,387
25,200	Mitra Keluarga Karyasehat Tbk PT	4,464
128,800	Perusahaan Gas Negara Persero Tbk PT	16,320
240,000	Telkom Indonesia Persero Tbk PT	67,404
		258,766
	Malaysia - 1.9%
3,300	Bursa Malaysia Bhd	4,502
7,200	DiGi.Com Bhd	5,775
4,200	Frontken Corp. Bhd	2,186
900	Hong Leong Bank Bhd	4,034
6,600	Lotte Chemical Titan Holding Bhd(1)	1,830
21,500	Malayan Banking Bhd	39,056
4,900	Mega First Corp. Bhd	3,401
15,950	MR DIY Group M Bhd(1)	6,819
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.8% - (continued)
	Malaysia - 1.9% - (continued)
44,000	Public Bank Bhd	$ 41,611
5,700	RHB Bank Bhd	6,903
3,800	Syarikat Takaful Malaysia Keluarga Bhd	2,653
3,900	TIME dotCom Bhd	3,753
2,400	Uchi Technologies Bhd	1,716
4,300	Westports Holdings Bhd	3,050
		127,289
	Mexico - 3.5%
3,500	Arca Continental S.A.B. de C.V.	28,593
21,200	Bolsa Mexicana de Valores S.A.B. de C.V.	38,435
128	Fomento Economico Mexicano S.A.B. de C.V. ADR	9,167
2,200	Gentera S.A.B. de C.V.	2,256
2,500	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	19,936
54	Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	8,373
32	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	7,469
7,300	Grupo Financiero Banorte S.A.B. de C.V. Class O	59,427
7,100	Grupo Financiero Inbursa S.A.B. de C.V. Class O*	13,055
35,600	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	56,096
		242,807
	Philippines - 0.1%
560	GT Capital Holdings, Inc.	4,004
	Poland - 0.4%
468	Dino Polska S.A.*(1)	30,547
	Qatar - 0.8%
754	Qatar Islamic Bank SAQ	5,046
9,251	Qatar National Bank QPSC	50,655
		55,701
	Romania - 0.0%
464	BRD-Groupe Societe Generale S.A.	1,055
	Russia - 0.0%
378	HeadHunter Group plc ADR*(2)	—
1,092	Lukoil PJSC*(2)	—
762	Mobile TeleSystems PJSC*(2)	—
92	Novatek PJSC GDR*(2)	—
235	Polyus PJSC GDR*(2)	—
		—
	Saudi Arabia - 5.2%
2,273	Al Rajhi Bank*	51,539
3,728	Alinma Bank	37,205
2,965	Banque Saudi Fransi	34,088
1,002	Jarir Marketing Co.	43,733
486	Mouwasat Medical Services Co.	28,325
4,191	Riyad Bank	40,097
344	SABIC Agri-Nutrients Co.	14,556
2,812	Saudi British Bank	32,554
4,474	Saudi National Bank	70,726
218	Saudi Telecom Co.	2,344
		355,167
	South Africa - 3.2%
102	Anglo American Platinum Ltd.	8,122
7,412	AVI Ltd.	29,689
1,592	Bidvest Group Ltd.	18,415
1,121	Gold Fields Ltd. ADR(3)	8,834
1,089	Impala Platinum Holdings Ltd.	11,150
564	Kumba Iron Ore Ltd.	10,610
1,075	Mr. Price Group Ltd.	10,347
1,284	MultiChoice Group Ltd.	8,390
11,620	Sanlam Ltd.	33,872
3,069	Sappi Ltd.*	9,455
7,095	Truworths International Ltd.	20,191
7,984	Vodacom Group Ltd.	54,383
		223,458

The accompanying notes are an integral part of these financial statements.
51

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.8% - (continued)
	South Korea - 14.0%
21	CJ CheilJedang Corp.	$ 6,097
625	Classys, Inc.	6,740
134	Dentium Co., Ltd.	7,162
125	Doosan Bobcat, Inc.	2,934
151	Ecopro BM Co., Ltd.	12,162
40	GOLFZON Co., Ltd.	3,232
44	Hansol Chemical Co., Ltd.	5,715
614	JYP Entertainment Corp.	23,869
431	KB Financial Group, Inc.	14,503
1,336	KT Corp.	34,302
446	KT Skylife Co., Ltd.	2,560
142	L&F Co., Ltd.*	22,378
94	LG Chem Ltd.	41,251
132	LG Electronics, Inc.	7,540
79	LG Energy Solution Ltd.*	29,231
120	LG Innotek Co., Ltd.	24,896
1,571	LG Uplus Corp.	12,615
79	Lotte Chemical Corp.	8,186
199	LOTTE Fine Chemical Co., Ltd.	7,825
554	Lutronic Corp.	7,033
9,778	Samsung Electronics Co., Ltd.	406,959
116	Samsung SDI Co., Ltd.	59,846
870	SIMMTECH Co., Ltd.	21,515
1,515	SK Hynix, Inc.	87,706
222	SK Innovation Co., Ltd.*	26,881
1,045	SK Telecom Co., Ltd.	36,723
549	S-Oil Corp.	33,288
270	Youngone Corp.	8,949
		962,098
	Taiwan - 12.9%
4,000	Accton Technology Corp.	30,079
5,000	Advantech Co., Ltd.	45,298
30,000	Cathay Financial Holding Co., Ltd.	35,109
1,000	Chroma ATE, Inc.	5,460
19,000	Chunghwa Telecom Co., Ltd.	65,510
4,000	E Ink Holdings, Inc.	25,417
15,050	Fubon Financial Holding Co., Ltd.	23,772
12,000	Hon Hai Precision Industry Co., Ltd.	38,113
1,000	KMC Kuei Meng International, Inc.	4,325
1,000	Lotes Co., Ltd.	23,999
1,000	Nien Made Enterprise Co., Ltd.	7,711
6,000	President Chain Store Corp.	49,890
1,000	Realtek Semiconductor Corp.	7,883
2,000	Sino-American Silicon Products, Inc.	7,670
42,000	Taiwan Semiconductor Manufacturing Co., Ltd.	504,933
2,000	Unimicron Technology Corp.	7,685
3,000	Vanguard International Semiconductor Corp.	6,160
		889,014
	Thailand - 2.0%
7,500	Advanced Info Service PCL NVDR	37,688
6,600	Bangchak Corp. PCL NVDR	5,304
4,900	Bangkok Bank PCL NVDR	18,764
5,000	Bangkok Dusit Medical Services PCL NVDR	3,881
4,700	Bumrungrad Hospital PCL NVDR	28,017
4,600	Kasikornbank PCL NVDR	17,699
37,100	Krung Thai Bank PCL NVDR	17,095
43,600	TTW PCL NVDR	9,966
		138,414
	United Arab Emirates - 2.4%
5,823	Abu Dhabi Commercial Bank PJSC	14,989
15,480	Emaar Properties PJSC	25,553
11,212	Emirates NBD Bank PJSC	40,486
Shares or Principal Amount			Market Value†
COMMON STOCKS - 94.8% - (continued)
	United Arab Emirates - 2.4% - (continued)
9,329	Emirates Telecommunications Group Co. PJSC		$ 65,565
3,872	First Abu Dhabi Bank PJSC		18,883
			165,476
	Total Common Stocks (cost $8,642,318)		$ 6,532,842
PREFERRED STOCKS - 3.6%
	Brazil - 3.6%
9,510	Banco Bradesco S.A. (Preference Shares)		$ 36,564
16,500	Cia de Saneamento do Parana (Preference Shares)		12,298
11,400	Itau Unibanco Holding S.A. (Preference Shares)		67,091
19,900	Itausa S.A. (Preference Shares)		41,376
16,400	Petroleo Brasileiro S.A. (Preference Shares)		94,644
			251,973
	Total Preferred Stocks (cost $242,421)		$ 251,973
	Total Long-Term Investments (cost $8,884,739)		$ 6,784,815
SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 0.9%
$ 61,889	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(4)		$ 61,889
	Securities Lending Collateral - 0.1%
1,398	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		1,398
4,658	HSBC US Government Money Market Fund, 3.09%(4)		4,658
1,397	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		1,397
1,397	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		1,397
			8,850
	Total Short-Term Investments (cost $70,739)		$ 70,739
	Total Investments (cost $8,955,478)	99.4%	$ 6,855,554
	Other Assets and Liabilities	0.6%	38,898
	Total Net Assets	100.0%	$ 6,894,452
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
52

Hartford Schroders Diversified Emerging Markets Fund
Schedule of Investments – (continued)
October 31, 2022

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $283,077, representing 4.1% of net assets.
(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Bermuda	$ 1,732	$ —	$ 1,732	$ —
Brazil	226,677	226,677	—	—
Cayman Islands	15,749	—	15,749	—
Chile	24,732	24,732	—	—
China	1,655,087	54,736	1,600,351	—
Colombia	12,596	12,596	—	—
Cyprus	2,194	2,194	—	—
Greece	22,614	—	22,614	—
Hong Kong	147,762	—	147,762	—
Hungary	51,907	—	51,907	—
India	917,996	40,588	877,408	—
Indonesia	258,766	2,387	256,379	—
Malaysia	127,289	3,753	123,536	—
Mexico	242,807	242,807	—	—
Philippines	4,004	—	4,004	—
Poland	30,547	—	30,547	—
Qatar	55,701	—	55,701	—
Romania	1,055	—	1,055	—
Russia	—	—	—	—
Saudi Arabia	355,167	355,167	—	—
South Africa	223,458	35,639	187,819	—
South Korea	962,098	—	962,098	—
Taiwan	889,014	—	889,014	—
Thailand	138,414	9,966	128,448	—
United Arab Emirates	165,476	—	165,476	—
Preferred Stocks	251,973	251,973	—	—
Short-Term Investments	70,739	70,739	—	—
Total	$ 6,855,554	$ 1,333,954	$ 5,521,600	$ —

(1)	For the year ended October 31, 2022, investments valued at $134,945 were transferred into Level 3 due the unavailability of active market pricing, and investments valued at $27,803 were transferred out of Level 3 due to the availability of significant observable inputs.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
53

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Brazil - 10.8%
1,332,742	3R Petroleum Oleo E Gas S.A.*	$ 11,997,387
6,399,632	CCR S.A.	16,056,380
3,065,437	Centrais Eletricas Brasileiras S.A.	29,565,400
4,755,380	Dexco S.A.	8,920,653
1,664,171	Energisa S.A.	15,622,041
16,858,547	Itau Unibanco Holding S.A. ADR	98,116,744
1,607,983	Localiza Rent a Car S.A.	21,958,595
7,058,736	Lojas Renner S.A.	42,225,330
3,621,729	Petro Rio S.A.*	24,813,278
3,570,966	Petroleo Brasileiro S.A. ADR	45,779,784
8,431,567	Raia Drogasil S.A.	42,945,412
488,092	Telefonica Brasil S.A.	3,903,413
6,373,487	TIM S.A.	16,286,909
6,752,210	Vale S.A. ADR	87,373,597
3,676,985	WEG S.A.	28,672,724
770,055	XP, Inc. Class A*	14,115,108
3,439,467	YDUQS Participacoes S.A.	10,740,219
		519,092,974
	Cayman Islands - 0.6%
6,448,500	Wuxi Biologics Cayman, Inc.*(1)	29,015,944
	Chile - 1.0%
152,095,591	Banco de Chile	13,910,258
1,655,056	Banco Santander Chile ADR	23,882,458
6,116,536	Falabella S.A.	11,946,198
		49,738,914
	China - 21.1%
11,167,596	Alibaba Group Holding Ltd.*	86,827,016
103,743	Baidu, Inc. ADR*	7,943,602
3,761,304	Baidu, Inc. Class A*	36,059,603
7,990,168	Centre Testing International Group Co., Ltd. Class A	20,525,176
15,277,000	China Mengniu Dairy Co., Ltd.*	48,903,941
14,347,200	China Pacific Insurance Group Co., Ltd. Class H	23,127,586
455,100	Contemporary Amperex Technology Co., Ltd. Class A	23,355,602
2,660,300	ENN Energy Holdings Ltd.	26,448,821
1,303,533	H World Group Ltd. ADR	35,299,674
5,894,000	Innovent Biologics, Inc.*(1)	20,868,647
4,956,326	JD.com, Inc. Class A	90,257,227
9,907,233	LONGi Green Energy Technology Co., Ltd. Class A*	65,429,040
1,747,700	Meituan Class B*(1)	27,981,612
10,674,545	Midea Group Co., Ltd. Class A	58,804,624
44,694,000	PICC Property & Casualty Co., Ltd. Class H	41,221,770
15,591,910	Satellite Chemical Co., Ltd. Class A	26,533,066
6,729,973	SF Holding Co., Ltd. Class A	44,578,429
6,296,050	Shenzhen Inovance Technology Co., Ltd. Class A	57,683,528
3,344,700	Shenzhou International Group Holdings Ltd.	23,222,242
6,668,700	Tencent Holdings Ltd.	175,231,916
644,200	Wuliangye Yibin Co., Ltd. Class A	11,807,357
1,155,968	Yum China Holdings, Inc.	47,532,698
2,232,256	Zhejiang Supor Co., Ltd. Class A	12,254,602
474,134	ZTO Express Cayman, Inc. ADR	8,008,123
		1,019,905,902
	Cyprus - 0.0%
278,611	Galaxy Cosmos Mezz plc*	44,990
	Egypt - 0.2%
8,092,121	Commercial International Bank Egypt S.A.E. GDR	10,269,395
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Greece - 1.1%
7,522,520	Alpha Services and Holdings S.A.*	$ 6,966,566
16,800,130	Eurobank Ergasias Services & Holdings S.A. Class A*	16,585,125
1,194,807	Hellenic Telecommunications Organization S.A.	18,763,898
3,417,107	National Bank of Greece S.A.*	12,381,116
		54,696,705
	Hong Kong - 2.6%
12,650,400	AIA Group Ltd.	95,824,126
4,248,000	China Resources Land Ltd.	13,291,071
14,597,000	Hang Lung Properties Ltd.	18,362,485
		127,477,682
	Hungary - 0.7%
343,436	OTP Bank Nyrt	7,492,342
1,225,772	Richter Gedeon Nyrt	24,246,671
		31,739,013
	India - 12.2%
2,953,032	Axis Bank Ltd.	32,384,358
6,628,597	Bharti Airtel Ltd.*	66,662,406
3,087,442	Cipla Ltd.	43,560,548
6,709,945	HDFC Bank Ltd.	121,775,050
13,555,687	ICICI Bank Ltd.	149,049,517
1,348,698	Mahindra & Mahindra Ltd.	22,012,140
2,232,955	Reliance Industries Ltd.	68,901,754
2,148,046	Tata Consultancy Services Ltd.	82,897,539
		587,243,312
	Indonesia - 1.5%
69,891,600	Bank Mandiri Persero Tbk PT	47,215,485
85,763,020	Bank Rakyat Indonesia Persero Tbk PT	25,585,947
		72,801,432
	Malaysia - 0.6%
23,852,532	CIMB Group Holdings Bhd	27,862,694
	Mexico - 2.8%
994,516	Fomento Economico Mexicano S.A.B. de C.V. ADR	71,227,236
7,974,686	Grupo Financiero Banorte S.A.B. de C.V. Class O	64,918,846
		136,146,082
	Peru - 0.7%
242,733	Credicorp Ltd.	35,526,402
	Poland - 0.6%
754,756	Bank Polska Kasa Opieki S.A.	12,370,043
2,810,322	Powszechny Zaklad Ubezpieczen S.A.(2)	15,744,301
		28,114,344
	Qatar - 0.8%
6,976,144	Qatar National Bank QPSC	38,198,901
	Russia - 0.0%
390,765	Lukoil PJSC*(3)	—
339,057	Magnit PJSC*(3)	—
366,305	Novatek PJSC GDR*(3)	—
67,747	Polyus PJSC*(3)	—
30,946	Polyus PJSC GDR*(3)	—
5,358,303	Rosneft Oil Co. PJSC*(3)	—
836,086	Yandex N.V. Class A*(3)	—
		—

The accompanying notes are an integral part of these financial statements.
54

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Saudi Arabia - 2.7%
4,472,897	Alinma Bank	$ 44,639,096
5,493,792	Saudi National Bank	86,846,814
		131,485,910
	Singapore - 0.3%
273,864	Sea Ltd. ADR*	13,605,564
	South Africa - 5.6%
2,755,260	Aspen Pharmacare Holdings Ltd.	22,664,563
3,408,058	AVI Ltd.(2)	13,650,947
313,799	Capitec Bank Holdings Ltd.	32,492,892
16,643,789	FirstRand Ltd.	58,186,364
1,150,861	Foschini Group Ltd.	7,195,426
5,029,258	Gold Fields Ltd.	40,288,382
4,010,492	MTN Group Ltd.	28,343,961
301,016	Naspers Ltd. Class N	31,029,272
2,814,518	Shoprite Holdings Ltd.	35,824,742
		269,676,549
	South Korea - 14.0%
366,934	Kia Corp.	17,051,712
69,163	Korea Zinc Co., Ltd.	31,016,316
159,135	LG Chem Ltd.	69,834,572
34,973	LG H&H Co., Ltd.	12,495,178
2,814,467	LG Uplus Corp.	22,600,960
7,295,077	Samsung Electronics Co., Ltd.	303,619,819
198,865	Samsung Fire & Marine Insurance Co., Ltd.	27,890,689
170,184	Samsung SDI Co., Ltd.	87,800,479
1,018,185	SK Hynix, Inc.	58,944,267
173,230	SK Innovation Co., Ltd.*	20,976,112
678,995	SK Telecom Co., Ltd.	23,861,048
		676,091,152
	Taiwan - 12.7%
3,603,000	Accton Technology Corp.	27,094,026
14,407,036	ASE Technology Holding Co., Ltd.	35,573,117
17,387,000	Cathay Financial Holding Co., Ltd.	20,348,132
8,687,000	Chunghwa Telecom Co., Ltd.	29,952,041
47,868,000	CTBC Financial Holding Co., Ltd.	30,239,978
26,374,000	Hon Hai Precision Industry Co., Ltd.	83,765,842
29,674,139	Taiwan Semiconductor Manufacturing Co., Ltd.	356,748,527
13,026,000	Uni-President Enterprises Corp.	26,452,669
		610,174,332
	Thailand - 1.2%
15,569,800	Kasikornbank PCL NVDR	59,908,194
	Turkey - 0.2%
3,251,225	KOC Holding AS	9,698,758
	United Arab Emirates - 1.5%
29,108,760	Emaar Properties PJSC	48,051,422
4,697,573	First Abu Dhabi Bank PJSC	22,908,922
		70,960,344
	United Kingdom - 0.8%
3,985,547	Prudential plc	37,024,371
	Total Common Stocks (cost $5,068,698,120)	$ 4,646,499,860
SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 3.3%
$ 159,596,614	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(4)	$ 159,596,614
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.6% - (continued)
	Securities Lending Collateral - 0.3%
2,065,115	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		$ 2,065,115
6,883,714	HSBC US Government Money Market Fund, 3.09%(4)		6,883,714
2,065,114	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		2,065,114
2,065,114	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		2,065,114
			13,079,057
	Total Short-Term Investments (cost $172,675,671)		$ 172,675,671
	Total Investments (cost $5,241,373,791)	99.9%	$ 4,819,175,531
	Other Assets and Liabilities	0.1%	6,729,286
	Total Net Assets	100.0%	$ 4,825,904,817
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $77,866,203, representing 1.6% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
55

Hartford Schroders Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 519,092,974	$ 519,092,974	$ —	$ —
Cayman Islands	29,015,944	—	29,015,944	—
Chile	49,738,914	37,792,716	11,946,198	—
China	1,019,905,902	86,397,576	933,508,326	—
Cyprus	44,990	44,990	—	—
Egypt	10,269,395	—	10,269,395	—
Greece	54,696,705	—	54,696,705	—
Hong Kong	127,477,682	—	127,477,682	—
Hungary	31,739,013	—	31,739,013	—
India	587,243,312	—	587,243,312	—
Indonesia	72,801,432	—	72,801,432	—
Malaysia	27,862,694	—	27,862,694	—
Mexico	136,146,082	136,146,082	—	—
Peru	35,526,402	35,526,402	—	—
Poland	28,114,344	—	28,114,344	—
Qatar	38,198,901	—	38,198,901	—
Russia	—	—	—	—
Saudi Arabia	131,485,910	131,485,910	—	—
Singapore	13,605,564	13,605,564	—	—
South Africa	269,676,549	—	269,676,549	—
South Korea	676,091,152	—	676,091,152	—
Taiwan	610,174,332	—	610,174,332	—
Thailand	59,908,194	—	59,908,194	—
Turkey	9,698,758	—	9,698,758	—
United Arab Emirates	70,960,344	—	70,960,344	—
United Kingdom	37,024,371	—	37,024,371	—
Short-Term Investments	172,675,671	172,675,671	—	—
Total	$ 4,819,175,531	$ 1,132,767,885	$ 3,686,407,646	$ —

(1)	For the year ended October 31, 2022, investments valued at $392,375,959 were transferred into Level 3 due to the unavailability of active market pricing or observable market data activity. There were no transfers out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
56

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.2%
	Argentina - 1.5%
$ 159,000	YPF Energia Electrica S.A. 10.00%, 07/25/2026(1)	$ 126,402
	YPF S.A.
160,000	8.50%, 07/28/2025(2)	115,200
274,000	8.50%, 06/27/2029(1)(3)	166,762
		408,364
	Austria - 0.2%
81,000	Suzano Austria GmbH 3.13%, 01/15/2032	60,305
	Bermuda - 0.7%
200,000	Credicorp Ltd. 2.75%, 06/17/2025(1)	184,248
	Brazil - 0.5%
167,376	Prumo Participacoes e Investimentos S/A 7.50%, 12/31/2031(2)	148,469
	British Virgin Islands - 1.0%
200,000	China Cinda 2020 I Management Ltd. 3.00%, 01/20/2031(2)	133,964
200,000	Elect Global Investments Ltd. 4.85%, 08/25/2023(2)(4)	140,222
		274,186
	Canada - 1.2%
200,000	Canacol Energy Ltd. 5.75%, 11/24/2028(1)	149,175
200,000	MEGlobal Canada ULC 5.88%, 05/18/2030(1)	192,656
		341,831
	Cayman Islands - 2.1%
	Alibaba Group Holding Ltd.
200,000	3.40%, 12/06/2027	171,730
200,000	4.20%, 12/06/2047	120,291
200,000	4.50%, 11/28/2034	157,181
200,000	Tencent Holdings Ltd. 3.93%, 01/19/2038(1)	135,837
		585,039
	Chile - 3.3%
200,000	Celulosa Arauco y Constitucion S.A. 5.15%, 01/29/2050(1)(3)	145,565
200,000	Cencosud S.A. 5.15%, 02/12/2025(1)	195,360
234,080	Empresa Electrica Cochrane S.p.A. 5.50%, 05/14/2027(1)	203,064
420,000	Empresa Nacional del Petroleo 3.75%, 08/05/2026(1)	372,591
		916,580
	Colombia - 1.5%
	Ecopetrol S.A.
196,000	5.88%, 09/18/2023	192,825
210,000	5.88%, 05/28/2045(3)	127,852
29,000	5.88%, 11/02/2051	17,238
79,000	6.88%, 04/29/2030	65,009
		402,924
	Hong Kong - 1.0%
240,000	Lenovo Group Ltd. 3.42%, 11/02/2030(1)	164,570
200,000	Xiaomi Best Time International Ltd. 2.88%, 07/14/2031(1)	125,562
		290,132
	India - 1.0%
200,000	Adani Ports & Special Economic Zone Ltd. 4.38%, 07/03/2029(2)	148,439
200,000	Summit Digitel Infrastructure Ltd. 2.88%, 08/12/2031(1)(3)	137,085
		285,524
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.2% - (continued)
	Indonesia - 0.6%
$ 200,000	Tower Bersama Infrastructure Tbk PT 2.80%, 05/02/2027(2)	$ 162,113
	Jersey - 0.5%
200,000	Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036(1)	151,895
	Kazakhstan - 0.7%
200,000	Development Bank of Kazakhstan JSC 5.75%, 05/12/2025(1)	198,083
	Luxembourg - 2.4%
80,000	Atento Luxco 1 S.A. 8.00%, 02/10/2026	31,200
197,796	FEL Energy S.a.r.l. 5.75%, 12/01/2040(1)	132,328
230,000	Kenbourne Invest S.A. 4.70%, 01/22/2028(1)	168,301
200,000	MC Brazil Downstream Trading S.a.r.l. 7.25%, 06/30/2031(1)	151,820
200,000	Puma International Financing S.A. 5.00%, 01/24/2026(1)	177,500
		661,149
	Mexico - 11.0%
200,000	America Movil S.A.B. de C.V. 5.38%, 04/04/2032(1)	169,500
200,000	Banco Mercantil del Norte S.A. 7.63%, 01/10/2028, (7.63% fixed rate until 01/10/2028; 10 year USD CMT + 5.353% thereafter)(1)(4)(5)	163,974
200,000	Braskem Idesa SAPI 6.99%, 02/20/2032(1)	133,776
200,000	Cemex S.A.B. de C.V. 7.38%, 06/05/2027(2)	198,000
171,400	Cometa Energia S.A. de C.V. 6.38%, 04/24/2035(2)	148,261
200,000	Electricidad Firme de Mexico Holdings S.A. de C.V. 4.90%, 11/20/2026(1)	159,006
MXN 16,510,000	Grupo Televisa S.A.B. 7.25%, 05/14/2043	510,141
$ 200,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(1)	136,006
	Petroleos Mexicanos
660,000	5.95%, 01/28/2031(3)	476,854
90,000	6.63%, 06/15/2035	62,505
496,000	6.70%, 02/16/2032	375,100
150,000	8.75%, 06/02/2029	134,531
250,000	Total Play Telecomunicaciones S.A. de C.V. 6.38%, 09/20/2028(1)	171,345
200,000	Trust Fibra Uno 5.25%, 12/15/2024(2)	189,200
		3,028,199
	Netherlands - 1.4%
200,000	Braskem Netherlands Finance B.V. 8.50%, 01/23/2081, (8.50% fixed rate until 10/24/2025; 5 year USD CMT + 8.220% thereafter)(1)(5)	190,000
200,000	Embraer Netherlands Finance B.V. 6.95%, 01/17/2028(1)	188,652
		378,652
	Panama - 0.6%
200,000	AES Panama Generation Holdings 4.38%, 05/31/2030(1)	157,576
	Peru - 2.5%
127,000	Banco BBVA Peru S.A. 5.25%, 09/22/2029, (5.25% fixed rate until 09/22/2024; 5 year USD CMT + 2.750% thereafter)(1)(3)(5)	121,060

The accompanying notes are an integral part of these financial statements.
57

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.2% - (continued)
	Peru - 2.5% - (continued)
$ 150,000	Banco Internacional del Peru SAA Interbank 4.00%, 07/08/2030, (4.00% fixed rate until 07/08/2025; 12 mo. USD CMT + 3.711% thereafter)(1)(5)	$ 131,426
200,000	Kallpa Generacion S.A. 4.13%, 08/16/2027(1)	175,485
400,000	Petroleos del Peru S.A. 5.63%, 06/19/2047(1)	252,574
22,000	Volcan Cia Minera SAA 4.38%, 02/11/2026(1)	18,464
		699,009
	Qatar - 1.4%
540,000	Qatar Energy 3.13%, 07/12/2041(1)	382,752
	Russia - 0.9%
200,000	Hacienda Investments Ltd. Via DME Airport DAC 5.35%, 02/08/2028*(1)	40,000
200,000	Metalloinvest Finance DAC 3.38%, 10/22/2028*(1)	110,000
200,000	VEON Holdings B.V. 3.38%, 11/25/2027*(1)	100,000
200,000	Vnesheconombank Via VEB Finance plc 6.80%, 11/22/2025*(1)(6)(7)	—
		250,000
	Saudi Arabia - 0.6%
200,000	Saudi Arabian Oil Co. 2.25%, 11/24/2030(2)	157,727
	Singapore - 0.7%
200,000	ABJA Investment Co. Pte Ltd. 5.95%, 07/31/2024(2)	195,874
	Spain - 0.8%
250,000	AI Candelaria Spain S.A. 7.50%, 12/15/2028(1)	210,625
	Turkey - 1.1%
200,000	Coca-Cola Icecek AS 4.50%, 01/20/2029(1)	160,350
200,000	Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(1)	139,550
		299,900
	United Arab Emirates - 0.7%
200,000	First Abu Dhabi Bank PJSC 4.50%, 04/05/2026, (4.50% fixed rate until 04/05/2026; 5 year USD CMT + 4.138% thereafter)(2)(4)(5)	182,550
	United Kingdom - 0.6%
200,000	Endeavour Mining plc 5.00%, 10/14/2026(1)	155,500
	United States - 1.7%
200,000	Kosmos Energy Ltd. 7.75%, 05/01/2027(1)	161,500
200,000	Mercury Chile Holdco LLC 6.50%, 01/24/2027(1)	165,000
200,000	Sasol Financing USA LLC 5.50%, 03/18/2031	150,432
		476,932
	Total Corporate Bonds (cost $14,477,865)	$ 11,646,138
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 50.3%
	Angola - 1.8%
	Angolan Government International Bond
$ 200,000	8.25%, 05/09/2028(1)	$ 168,200
400,000	8.75%, 04/14/2032(1)	322,200
		490,400
	Argentina - 2.0%
461,379	Argentine Republic Government International Bond 1.50%, 07/09/2035(3)(8)	91,561
200,000	Ciudad Autonoma De Buenos Aires 7.50%, 06/01/2027(1)	172,000
371,291	Provincia de Cordoba 6.88%, 12/10/2025(1)(3)(8)	282,181
		545,742
	Azerbaijan - 0.8%
220,000	Republic of Azerbaijan International Bond 4.75%, 03/18/2024(1)	215,113
	Brazil - 6.0%
	Brazil Notas do Tesouro Nacional
BRL 2,554,000	10.00%, 01/01/2025	478,108
3,272,000	10.00%, 01/01/2029	587,657
2,549,000	10.00%, 01/01/2031	449,160
$ 200,000	Brazilian Government International Bond 5.63%, 02/21/2047	151,664
		1,666,589
	Cameroon - 0.3%
EUR 110,000	Republic of Cameroon International Bond 5.95%, 07/07/2032(1)	71,460
	Chile - 0.4%
CLP 105,000,000	Bonos de la Tesoreria de la Republica en pesos 2.50%, 03/01/2025	99,998
	Colombia - 2.0%
$ 270,000	Colombia Government International Bond 4.50%, 01/28/2026	242,654
	Colombian TES
COP 259,800,000	6.25%, 07/09/2036	28,423
1,419,400,000	7.00%, 06/30/2032	184,898
641,400,000	7.25%, 10/18/2034	80,811
241,300,000	7.25%, 10/26/2050	26,073
		562,859
	Costa Rica - 0.7%
$ 200,000	Costa Rica Government International Bond 6.13%, 02/19/2031(1)(3)	185,490
	Dominican Republic - 1.4%
	Dominican Republic International Bond
330,000	6.85%, 01/27/2045(1)	255,152
160,000	7.45%, 04/30/2044(1)	133,995
		389,147
	Ecuador - 0.5%
	Ecuador Government International Bond
259,500	0.00%, 07/31/2030(1)(9)	80,661
106,000	5.50%, 07/31/2030(1)(8)	56,281
		136,942
	El Salvador - 0.5%
	El Salvador Government International Bond
50,000	5.88%, 01/30/2025(1)	27,500
310,000	8.63%, 02/28/2029(1)	124,017
		151,517

The accompanying notes are an integral part of these financial statements.
58

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 50.3% - (continued)
	Gabon - 0.5%
$ 200,000	Gabon Government International Bond 6.63%, 02/06/2031(1)	$ 139,924
	Guatemala - 0.7%
200,000	Guatemala Government Bond 5.25%, 08/10/2029(1)	184,181
	Hungary - 1.8%
	Hungary Government Bond
HUF 34,740,000	2.50%, 10/24/2024	68,722
270,000	3.00%, 04/25/2041	294
29,130,000	6.00%, 11/24/2023	65,275
117,880,000	6.75%, 10/22/2028	231,466
$ 140,000	Hungary Government International Bond 7.63%, 03/29/2041	139,838
		505,595
	Indonesia - 4.9%
	Indonesia Treasury Bond
IDR 2,820,000,000	7.00%, 05/15/2027	178,925
877,000,000	7.13%, 06/15/2042	53,386
1,035,000,000	7.50%, 08/15/2032	65,910
401,000,000	8.25%, 05/15/2036	26,737
1,577,000,000	8.38%, 03/15/2034	106,704
1,768,000,000	8.75%, 05/15/2031	121,796
5,087,000,000	9.00%, 03/15/2029	351,425
$ 470,000	Perusahaan Penerbit SBSN Indonesia III 4.70%, 06/06/2032(1)	439,136
		1,344,019
	Ivory Coast - 2.3%
	Ivory Coast Government International Bond
EUR 100,000	5.25%, 03/22/2030(1)	75,396
$ 200,000	6.38%, 03/03/2028(1)	181,500
EUR 630,000	6.63%, 03/22/2048(1)	392,236
		649,132
	Jordan - 0.7%
$ 200,000	Jordan Government International Bond 5.75%, 01/31/2027(1)	183,258
	Kenya - 0.5%
200,000	Kenya Government International Bond 8.00%, 05/22/2032(2)	139,250
	Malaysia - 3.1%
	Malaysia Government Bond
MYR 1,907,000	3.89%, 08/15/2029	390,789
2,146,000	3.90%, 11/30/2026	452,188
		842,977
	Mexico - 4.3%
	Mexican Bonos
MXN 1,240,000	7.50%, 06/03/2027	57,262
1,360,000	7.75%, 05/29/2031	60,416
6,368,200	7.75%, 11/13/2042	259,011
1,361,200	8.00%, 11/07/2047	56,214
13,968,500	10.00%, 12/05/2024	701,725
$ 70,000	Mexico Government International Bond 5.55%, 01/21/2045(3)	59,371
		1,193,999
	Nigeria - 2.1%
	Nigeria Government International Bond
250,000	6.13%, 09/28/2028(1)	164,516
200,000	7.14%, 02/23/2030(1)	130,500
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 50.3% - (continued)
	Nigeria - 2.1% - (continued)
$ 200,000	8.38%, 03/24/2029(1)	$ 144,500
200,000	8.75%, 01/21/2031(1)	140,806
		580,322
	Oman - 1.9%
620,000	Oman Government International Bond 6.75%, 01/17/2048(1)	520,025
	Peru - 2.9%
150,000	Fondo MIVIVIENDA S.A. 4.63%, 04/12/2027(1)	138,644
	Peru Government Bond
PEN 1,018,000	5.40%, 08/12/2034	197,163
920,000	6.35%, 08/12/2028	214,606
538,000	6.95%, 08/12/2031	124,084
$ 120,000	Peruvian Government International Bond 6.55%, 03/14/2037	120,117
		794,614
	Romania - 0.5%
180,000	Romanian Government International Bond 6.13%, 01/22/2044(1)	143,809
	Saudi Arabia - 1.7%
	Saudi Government International Bond
220,000	3.45%, 02/02/2061(2)	140,998
400,000	4.50%, 10/26/2046(1)	318,240
		459,238
	South Africa - 3.5%
	Republic of South Africa Government Bond
ZAR 937,200	6.50%, 02/28/2041	30,899
4,469,200	7.00%, 02/28/2031	188,415
5,541,400	8.50%, 01/31/2037	231,958
2,300,400	8.88%, 02/28/2035	102,041
3,610,000	9.00%, 01/31/2040	154,688
	Republic of South Africa Government International Bond
$ 200,000	5.00%, 10/12/2046	125,456
200,000	6.30%, 06/22/2048	144,670
		978,127
	Thailand - 0.8%
	Thailand Government Bond
THB 6,238,000	3.63%, 06/16/2023	166,098
1,760,000	4.88%, 06/22/2029	51,375
		217,473
	Ukraine - 0.1%
$ 200,000	Ukraine Government International Bond 7.38%, 09/25/2034(1)(6)	29,975
	United Arab Emirates - 1.6%
640,000	Abu Dhabi Government International Bond 3.13%, 09/30/2049(1)	430,426
	Total Foreign Government Obligations (cost $15,960,725)	$ 13,851,601
	Total Long-Term Investments (cost $30,438,590)	$ 25,497,739
SHORT-TERM INVESTMENTS - 8.6%
	Other Investment Pools & Funds - 0.2%
62,947	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(10)	$ 62,947

The accompanying notes are an integral part of these financial statements.
59

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 8.6% - (continued)
	Securities Lending Collateral - 3.5%
153,520	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(10)		$ 153,520
511,732	HSBC US Government Money Market Fund, 3.09%(10)		511,732
153,520	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(10)		153,520
153,520	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(10)		153,520
			972,292
	U.S. Treasury Securities - 4.9%
	U.S. Treasury Bills
$ 840,000	2.79%, 12/01/2022(11)		838,014
500,000	3.95%, 02/02/2023(11)		495,234
			1,333,248
	Total Short-Term Investments (cost $2,368,594)		$ 2,368,487
	Total Investments (cost $32,807,184)	101.1%	$ 27,866,226
	Other Assets and Liabilities	(1.1)%	(300,140)
	Total Net Assets	100.0%	$ 27,566,086
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $12,924,247, representing 46.9% of net assets.
(2)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $2,200,267, representing 8.0% of net assets.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(7)	Investment valued using significant unobservable inputs.
(8)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(9)	Security is a zero-coupon bond.
(10)	Current yield as of period end.
(11)	The rate shown represents current yield to maturity.

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,020,550	BRL	191,114	USD	UBS	01/27/2023	$ 2,749
1,020,550	BRL	192,013	USD	MSC	01/27/2023	1,850
417,246,700	CLP	422,528	USD	MSC	11/18/2022	18,341
184,250,000	CLP	196,693	USD	UBS	11/18/2022	(2,012)
15,540,000	CLP	16,300	USD	CBK	01/05/2023	(14)
2,070,000	CNY	292,476	USD	UBS	12/16/2022	(7,990)
2,060,000	CNY	292,468	USD	MSC	12/16/2022	(9,356)
3,086,880,000	COP	683,106	USD	CBK	11/18/2022	(59,967)
1,354,940,000	COP	270,537	USD	CBK	01/12/2023	207
620,000	EUR	620,908	USD	UBS	11/09/2022	(7,812)
27,485,000	HUF	63,621	USD	SSG	01/19/2023	1,164
27,485,000	HUF	63,645	USD	JPM	01/19/2023	1,141
2,420,000	PEN	618,135	USD	MSC	11/18/2022	(11,979)
5,110,000	ZAR	282,183	USD	SSG	12/01/2022	(4,673)
378,479	USD	2,041,100	BRL	MSC	01/27/2023	(9,247)
204,609	USD	184,250,000	CLP	UBS	11/18/2022	9,927
445,119	USD	417,246,700	CLP	CBK	11/18/2022	4,250
414,830	USD	410,060,000	CLP	MSC	01/05/2023	(14,895)
592,284	USD	4,130,000	CNY	JPM	12/16/2022	24,686
The accompanying notes are an integral part of these financial statements.
60

Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
187,547	USD	1,360,000	CNY	JPM	02/03/2023	$ (145)
415,717	USD	1,786,750,000	COP	JPM	11/18/2022	55,031
288,277	USD	1,300,130,000	COP	CBK	11/18/2022	25,824
288,469	USD	1,354,940,000	COP	JPM	01/12/2023	17,725
166,589	USD	829,000,000	COP	UBS	02/02/2023	1,655
166,566	USD	829,000,000	COP	MSC	02/02/2023	1,633
634,074	USD	620,000	EUR	MSC	11/09/2022	20,979
129,219	USD	54,970,000	HUF	SSG	01/19/2023	(353)
622,268	USD	2,420,000	PEN	CBK	11/18/2022	16,112
293,670	USD	5,110,000	ZAR	MSC	12/01/2022	16,159
352,889	USD	6,490,000	ZAR	JPM	01/13/2023	1,561
Total foreign currency contracts						$ 92,551
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 11,646,138	$ —	$ 11,646,138	$ —
Foreign Government Obligations	13,851,601	—	13,851,601	—
Short-Term Investments	2,368,487	1,035,239	1,333,248	—
Foreign Currency Contracts(2)	220,994	—	220,994	—
Total	$ 28,087,220	$ 1,035,239	$ 27,051,981	$ —
Liabilities
Foreign Currency Contracts(2)	$ (128,443)	$ —	$ (128,443)	$ —
Total	$ (128,443)	$ —	$ (128,443)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
61

Hartford Schroders International Contrarian Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5%
	Australia - 2.2%
8,379	South32 Ltd.	$ 19,224
	Belgium - 2.2%
566	Ageas S.A.	19,594
	France - 15.9%
1,015	AXA S.A.	25,065
1,465	Carrefour S.A.	23,580
2,340	Orange S.A.	22,295
388	Publicis Groupe S.A.	21,730
642	Renault S.A.*	19,767
312	Sanofi	26,850
		139,287
	Germany - 11.2%
496	BASF SE	22,256
466	Bayer AG	24,503
535	Continental AG	27,710
506	HeidelbergCement AG	23,269
		97,738
	Italy - 7.3%
2,128	Eni S.p.A.	27,948
7,843	Intesa Sanpaolo S.p.A.	14,953
1,701	UniCredit S.p.A.	21,095
		63,996
	Japan - 13.7%
700	Bridgestone Corp.	25,316
800	Dentsu Group, Inc.	24,883
800	KDDI Corp.	23,646
700	Nippon Telegraph & Telephone Corp.	19,306
3,700	Panasonic Holdings Corp.	26,354
		119,505
	Netherlands - 1.8%
1,618	BNP Paribas Emissions- und Handelsgesellschaft mbH	15,920
	Singapore - 3.0%
45,400	Genting Singapore Ltd.	25,818
	Spain - 3.2%
2,078	Repsol S.A.	28,270
	Switzerland - 5.6%
107	Swatch Group AG	24,044
337	Swiss Re AG	25,034
		49,078
	United Kingdom - 30.4%
638	Anglo American plc	19,111
8,880	Barclays plc	15,089
18,704	BT Group plc	27,873
1,699	GSK plc	27,832
2,679	HSBC Holdings plc	13,749
895	Imperial Brands plc	21,801
5,350	NatWest Group plc	14,409
28,323	Rolls-Royce Holdings plc*	25,402
Shares or Principal Amount			Market Value†
COMMON STOCKS - 96.5% - (continued)
	United Kingdom - 30.4% - (continued)
1,061	Shell plc		$ 29,391
3,436	Standard Chartered plc		20,529
9,649	Tesco plc		23,832
3,079	WPP plc		27,096
			266,114
	Total Common Stocks (cost $978,587)		$ 844,544
PREFERRED STOCKS - 3.6%
	Germany - 3.6%
492	Henkel AG & Co. KGaA (Preference Shares)		$ 30,995
	Total Preferred Stocks (cost $32,371)		$ 30,995
	Total Long-Term Investments (cost $1,010,958)		$ 875,539
SHORT-TERM INVESTMENTS - 3.1%
	Other Investment Pools & Funds - 3.1%
$ 27,552	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(1)		$ 27,552
	Total Short-Term Investments (cost $27,552)		$ 27,552
	Total Investments (cost $1,038,510)	103.2%	$ 903,091
	Other Assets and Liabilities	(3.2)%	(28,043)
	Total Net Assets	100.0%	$ 875,048
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
62

Hartford Schroders International Contrarian Value Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 19,224	$ —	$ 19,224	$ —
Belgium	19,594	—	19,594	—
France	139,287	—	139,287	—
Germany	97,738	—	97,738	—
Italy	63,996	—	63,996	—
Japan	119,505	—	119,505	—
Netherlands	15,920	—	15,920	—
Singapore	25,818	—	25,818	—
Spain	28,270	—	28,270	—
Switzerland	49,078	—	49,078	—
United Kingdom	266,114	—	266,114	—
Preferred Stocks	30,995	—	30,995	—
Short-Term Investments	27,552	27,552	—	—
Total	$ 903,091	$ 27,552	$ 875,539	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
63

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Australia - 3.4%
497,736	Allkem Ltd.*	$ 4,598,911
1,599,129	Beach Energy Ltd.	1,635,206
308,659	BHP Group Ltd.	7,385,177
86,132	Computershare Ltd.	1,394,308
162,374	Fortescue Metals Group Ltd.	1,529,726
448,954	IGO Ltd.	4,390,745
453,174	Iluka Resources Ltd.	2,510,824
147,563	Mineral Resources Ltd.	6,918,016
63,714	Nick Scali Ltd.	410,333
475,648	Perenti Global Ltd.*	291,494
777,878	Pilbara Minerals Ltd.*	2,528,296
973,005	Qantas Airways Ltd.*	3,635,892
125,874	Rio Tinto Ltd.	7,143,298
1,382,809	Santos Ltd.	6,750,399
128,451	SmartGroup Corp. Ltd.	404,980
1,750,781	Telstra Group Ltd.	4,389,957
657,571	Woodside Energy Group Ltd.	15,208,113
		71,125,675
	Austria - 1.0%
22,911	AT&S Austria Technologie & Systemtechnik AG	707,605
77,954	Erste Group Bank AG	1,921,171
6,553	Lenzing AG	313,522
273,584	OMV AG	12,596,721
74,699	Raiffeisen Bank International AG	1,038,855
75,793	Telekom Austria AG	440,579
47,283	Verbund AG	3,703,907
44,848	Wienerberger AG	1,025,172
		21,747,532
	Belgium - 1.0%
127,984	Ageas S.A.	4,430,573
50,069	bpost S.A.	247,495
230,164	KBC Group N.V.	11,534,838
43,713	Solvay S.A.	3,944,698
		20,157,604
	Brazil - 0.2%
317,900	Cia de Saneamento de Minas Gerais	945,300
492,700	EDP - Energias do Brasil S.A.	2,200,482
66,400	Sao Martinho S.A.	346,686
		3,492,468
	Canada - 8.6%
685,754	ARC Resources Ltd.	9,654,466
196,651	Bank of Montreal(1)	18,114,093
456,235	BCE, Inc.	20,578,883
72,447	BRP, Inc.	4,843,981
52,100	Canaccord Genuity Group, Inc.	266,934
164,503	Canadian Natural Resources Ltd.	9,866,437
214,372	Capstone Mining Corp.*	497,240
124,197	CI Financial Corp.	1,243,474
1,693	Fairfax Financial Holdings Ltd.	831,482
64,943	Fiera Capital Corp.(1)	413,297
206,005	Fortuna Silver Mines, Inc.*(1)	573,097
15,764	George Weston Ltd.	1,735,099
134,097	Gildan Activewear, Inc.	4,231,534
107,676	Imperial Oil Ltd.	5,857,429
23,725	Largo, Inc.*(1)	149,593
170,287	Loblaw Cos., Ltd.	13,951,947
59,466	Magna International, Inc.	3,313,876
561,572	Manulife Financial Corp.	9,307,664
42,700	Martinrea International, Inc.	273,623
229,936	Metro, Inc.	12,045,753
211,419	National Bank of Canada	14,395,145
75,057	Nutrien Ltd.	6,341,844
228,451	Parex Resources, Inc.	3,484,576
111,448	Royal Bank of Canada	10,311,609
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Canada - 8.6% - (continued)
42,321	Sleep Country Canada Holdings, Inc.(2)	$ 696,471
267,069	Suncor Energy, Inc.	9,186,225
70,449	Teck Resources Ltd. Class B	2,144,471
261,687	Toronto-Dominion Bank	16,747,891
38,664	Transcontinental, Inc. Class A	441,315
		181,499,449
	Chile - 0.4%
3,946,496	Aguas Andinas S.A. Class A	832,382
82,269	Sociedad Quimica y Minera de Chile S.A. ADR	7,706,960
		8,539,342
	China - 5.4%
809,000	3SBio, Inc.(2)	571,322
10,136,000	Agricultural Bank of China Ltd. Class H	2,893,151
1,995,000	Alibaba Group Holding Ltd.*	15,510,939
2,526,500	BAIC Motor Corp. Ltd. Class H(2)	559,733
841,000	Baidu, Inc. Class A*	8,062,663
2,814,000	Bank of China Ltd. Class H	906,325
9,356,000	China Construction Bank Corp. Class H	4,965,119
1,738,000	China Longyuan Power Group Corp. Ltd. Class H	1,985,961
1,336,000	China Medical System Holdings Ltd.	1,460,146
1,840,000	China Merchants Bank Co., Ltd. Class H	6,023,975
984,000	China Shineway Pharmaceutical Group Ltd.	591,345
32,662,000	China Tower Corp. Ltd. Class H(2)	2,955,090
795,000	Fu Shou Yuan International Group Ltd.	397,168
546,560	Ganfeng Lithium Co., Ltd. Class H(2)	3,696,723
654,000	Greentown Management Holdings Co., Ltd.(2)	374,403
528,000	Haitian International Holdings Ltd.	1,057,140
16,977,000	Industrial & Commercial Bank of China Ltd. Class H	7,370,825
555,350	JD.com, Inc. Class A	10,113,207
994,200	Kingsoft Corp. Ltd.	3,010,579
587,400	Livzon Pharmaceutical Group, Inc. Class H	1,537,495
6,369,000	Lonking Holdings Ltd.	876,230
129,500	NetDragon Websoft Holdings Ltd.	217,447
841,000	NetEase, Inc.	9,331,103
1,114,500	Ping An Insurance Group Co. of China Ltd. Class H	4,461,779
159,000	S-Enjoy Service Group Co., Ltd.(1)	72,877
1,754,000	Sinotrans Ltd. Class H	427,104
593,000	Tencent Holdings Ltd.	15,582,126
510,000	Tianqi Lithium Corp. Class H*	4,158,147
1,117,600	Xinte Energy Co., Ltd. Class H	2,180,318
1,124,000	Yadea Group Holdings Ltd.(2)	1,716,213
814,000	Yangzijiang Shipbuilding Holdings Ltd.	690,048
800,600	ZTE Corp. Class H	1,428,145
		115,184,846
	Colombia - 0.0%
7,173	Geopark Ltd.	106,017
26,351	Tecnoglass, Inc.(1)	540,986
		647,003
	Czech Republic - 0.4%
246,193	CEZ AS	8,051,370
	Denmark - 0.7%
308,884	Danske Bank AS	4,982,603
176,668	Pandora A/S	9,293,352
		14,275,955
	Finland - 0.4%
76,048	Elisa Oyj	3,675,119
1,030,086	Nokia Oyj	4,577,612
45,881	TietoEVRY Oyj	1,093,767
		9,346,498

The accompanying notes are an integral part of these financial statements.
64

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	France - 6.5%
22,351	Amundi S.A.(2)	$ 1,054,518
143,785	BNP Paribas S.A.	6,742,636
140,022	Bureau Veritas S.A.	3,464,181
274,661	Carrefour S.A.	4,420,792
156,834	Cie de Saint-Gobain	6,411,520
177,541	Cie Generale des Etablissements Michelin SCA	4,524,463
58,767	Coface S.A.*	654,203
116,420	Elis S.A.	1,333,231
610,118	Engie S.A.	7,927,478
18,534	Eramet S.A.	1,214,191
64,379	Eutelsat Communications S.A.	646,246
66,985	Ipsen S.A.	6,883,901
43,285	IPSOS	2,095,305
296,019	Metropole Television S.A.	3,061,584
1,457,009	Orange S.A.	13,882,254
76,124	Pernod Ricard S.A.	13,360,612
51,458	Publicis Groupe S.A.	2,881,873
277,494	Rexel S.A.	4,951,962
321,736	Sanofi	27,687,891
231,236	Societe Generale S.A.	5,303,865
354,624	TotalEnergies SE	19,345,927
21,308	Verallia S.A.(2)	603,760
		138,452,393
	Georgia - 0.1%
68,559	TBC Bank Group plc	1,481,265
	Germany - 1.7%
59,420	BASF SE	2,666,213
90,620	Bayer AG	4,764,893
17,921	Bayerische Motoren Werke AG	1,406,653
55,136	Brenntag SE	3,345,448
274,987	Deutsche Bank AG	2,621,105
624,327	Deutsche Telekom AG	11,784,475
31,400	DWS Group GmbH & Co. KGaA(2)	848,941
80,780	Fresenius SE & Co. KGaA	1,859,001
52,583	Mercedes-Benz Group AG	3,043,586
37,960	Porsche Automobil Holding SE	2,120,910
251,499	Schaeffler AG(1)	1,292,271
19,622	Vitesco Technologies Group AG Class A*	1,049,945
		36,803,441
	Greece - 0.1%
169,852	OPAP S.A.	2,081,221
	Hong Kong - 1.1%
303,500	Beijing Enterprises Holdings Ltd.	769,949
746,500	China Overseas Land & Investment Ltd.	1,426,501
758,000	China Water Affairs Group Ltd.	536,856
656,303	CK Asset Holdings Ltd.	3,628,415
3,317,000	GCL Technology Holdings Ltd.*	840,717
99,000	Hang Lung Properties Ltd.	124,538
367,000	Henderson Land Development Co., Ltd.	898,511
394,400	Hongkong Land Holdings Ltd.	1,518,394
276,000	Kerry Properties Ltd.	436,600
720,000	Sino Land Co., Ltd.	768,827
1,421,000	SITC International Holdings Co., Ltd.	2,327,309
390,000	Sun Hung Kai Properties Ltd.	4,191,063
280,000	Swire Pacific Ltd. Class A	1,857,383
708,800	Swire Properties Ltd.	1,362,252
1,242,000	Untrade Youyuan*(1)(3)	—
668,000	Wharf Real Estate Investment Co., Ltd.	2,631,960
		23,319,275
	Hungary - 0.3%
178,355	OTP Bank Nyrt	3,890,962
161,929	Richter Gedeon Nyrt	3,203,075
		7,094,037
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	India - 0.6%
3,395,578	Power Grid Corp. of India Ltd.	$ 9,368,654
75,779	Sun TV Network Ltd.	478,882
268,205	UPL Ltd.	2,367,745
		12,215,281
	Indonesia - 1.2%
12,188,900	Bank Mandiri Persero Tbk PT	8,234,249
19,286,700	Bank Rakyat Indonesia Persero Tbk PT	5,753,861
7,749,100	Media Nusantara Citra Tbk PT	407,802
40,877,700	Telkom Indonesia Persero Tbk PT	11,480,534
		25,876,446
	Ireland - 0.4%
1,218,668	AIB Group plc	3,525,501
215,007	Bank of Ireland Group plc	1,548,184
129,726	Kenmare Resources plc	610,700
97,845	Smurfit Kappa Group plc	3,238,957
		8,923,342
	Israel - 0.8%
75,768	Check Point Software Technologies Ltd.*	9,791,499
322,441	ICL Group Ltd.	2,907,644
196,883	Plus500 Ltd.	4,075,425
		16,774,568
	Italy - 2.7%
364,471	Anima Holding S.p.A.(2)	1,128,827
209,548	Azimut Holding S.p.A.	3,374,154
820,098	Enel S.p.A.	3,663,663
1,382,776	Eni S.p.A.	18,160,990
1,742,588	Italgas S.p.A.	8,978,245
368,788	Mediobanca Banca di Credito Finanziario S.p.A.	3,341,066
35,198	Moncler S.p.A.	1,518,590
309,588	Pirelli & C. S.p.A.(2)	1,167,784
90,142	RAI Way S.p.A.(2)	431,824
178,890	Recordati Industria Chimica e Farmaceutica S.p.A.	6,721,163
1,091,891	Terna - Rete Elettrica Nazionale	7,241,055
170,981	UniCredit S.p.A.	2,120,380
		57,847,741
	Japan - 15.6%
192,700	AGC, Inc.	6,038,245
80,400	Air Water, Inc.	897,652
188,600	Aisin Corp.	4,841,312
1,744,000	Astellas Pharma, Inc.	24,064,029
256,100	Citizen Watch Co., Ltd.	1,075,545
83,900	CKD Corp.	1,028,978
94,400	Dexerials Corp.	2,198,654
46,800	Dowa Holdings Co., Ltd.	1,485,995
1,577,000	ENEOS Holdings, Inc.	5,201,979
61,600	Exedy Corp.	722,163
104,600	FCC Co., Ltd.	1,017,019
205,400	Fujikura Ltd.	1,216,169
24,100	Goldcrest Co., Ltd.	282,856
64,200	GS Yuasa Corp.	977,387
29,400	G-Tekt Corp.	262,804
106,900	Hokuetsu Corp.	554,539
344,800	Honda Motor Co., Ltd.	7,862,293
57,400	Hosiden Corp.	605,447
2,040,400	Inpex Corp.	20,592,523
682,300	Isuzu Motors Ltd.	8,023,615
230,200	ITOCHU Corp.	5,949,412
52,500	Japan Petroleum Exploration Co., Ltd.	1,364,102
47,200	Japan Post Insurance Co., Ltd.	698,709
173,100	JTEKT Corp.	1,222,057
122,000	Kajima Corp.	1,148,408
349,500	Kamigumi Co., Ltd.	6,646,332

The accompanying notes are an integral part of these financial statements.
65

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Japan - 15.6% - (continued)
77,600	Kanamoto Co., Ltd.(1)	$ 1,120,235
63,800	Kandenko Co., Ltd.	358,616
61,300	Kaneka Corp.	1,520,072
873,300	KDDI Corp.	25,812,102
79,200	Kinden Corp.	805,888
522,300	Kirin Holdings Co., Ltd.	7,677,774
26,400	Komeri Co., Ltd.	460,573
23,500	Kureha Corp.	1,508,924
45,600	Kyudenko Corp.	967,195
36,700	Makino Milling Machine Co., Ltd.	1,133,977
835,700	Marubeni Corp.	7,315,645
947,200	Mazda Motor Corp.	6,377,460
25,800	Meidensha Corp.	343,251
691,300	Mitsubishi Chemical Group Corp.	3,122,845
194,700	Mitsubishi Corp.	5,274,205
139,400	Mitsubishi Gas Chemical Co., Inc.	1,771,385
280,100	Mitsui & Co., Ltd.	6,198,381
145,500	Mitsui Chemicals, Inc.	2,693,048
26,300	Mitsui Mining & Smelting Co., Ltd.	531,196
265,200	Mizuho Financial Group, Inc.	2,868,260
35,400	Mizuno Corp.	606,045
267,000	NGK Spark Plug Co., Ltd.	4,871,162
119,400	NHK Spring Co., Ltd.	661,487
10,868	Nichirin Co., Ltd.	123,200
56,200	Nippon Electric Glass Co., Ltd.	973,136
29,400	Nippon Shokubai Co., Ltd.	1,054,600
653,500	Nippon Telegraph & Telephone Corp.	18,023,983
24,000	Nishio Rent All Co., Ltd.	482,551
22,200	Nitta Corp.	430,762
137,100	NOK Corp.	1,121,505
12,400	Noritake Co. Ltd.	344,232
514,400	Oji Holdings Corp.	1,783,283
1,136,600	Ono Pharmaceutical Co., Ltd.	26,748,233
316,600	Panasonic Holdings Corp.	2,255,019
198,500	Press Kogyo Co., Ltd.	555,123
460,600	Renesas Electronics Corp.*	3,853,263
240,100	Rengo Co., Ltd.	1,333,903
26,800	Rorze Corp.	1,346,737
77,000	Sekisui House Ltd.	1,278,415
355,600	Senko Group Holdings Co., Ltd.	2,375,374
54,600	Shin-Etsu Chemical Co., Ltd.	5,674,574
123,400	Shinko Electric Industries Co., Ltd.	2,965,460
43,000	Sintokogio Ltd.	198,552
327,100	SKY Perfect JSAT Holdings, Inc.	1,145,678
320,500	Sumco Corp.	4,062,283
49,400	Sumitomo Bakelite Co., Ltd.	1,337,074
938,000	Sumitomo Chemical Co., Ltd.	3,158,488
125,600	Sumitomo Corp.	1,596,849
316,000	Sumitomo Electric Industries Ltd.	3,302,300
245,400	Sumitomo Forestry Co., Ltd.	3,838,932
87,700	Sumitomo Heavy Industries Ltd.	1,662,330
265,700	Sumitomo Mitsui Financial Group, Inc.	7,461,270
140,800	Sumitomo Rubber Industries Ltd.	1,207,908
33,600	Sumitomo Seika Chemicals Co., Ltd.	670,689
86,500	Taisei Corp.	2,356,313
61,500	Takeuchi Manufacturing Co., Ltd.	1,240,269
63,600	TBS Holdings, Inc.	658,825
107,100	Toagosei Co., Ltd.	822,875
31,900	Toho Holdings Co., Ltd.	433,822
41,700	Tokai Rika Co., Ltd.	435,160
62,200	Tokyo Seimitsu Co., Ltd.	1,870,639
124,700	Tokyo Steel Manufacturing Co., Ltd.	1,070,638
210,100	Toppan, Inc.	3,133,466
120,100	Toyo Seikan Group Holdings Ltd.	1,373,637
21,400	Toyoda Gosei Co., Ltd.	342,116
36,100	Toyota Boshoku Corp.	459,357
265,200	Toyota Motor Corp.	3,679,544
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Japan - 15.6% - (continued)
196,700	Toyota Tsusho Corp.	$ 6,602,411
44,400	TPR Co., Ltd.	372,706
34,400	Tsubakimoto Chain Co.	736,495
20,200	Tv Tokyo Holdings Corp.	258,306
61,500	Ulvac, Inc.	2,424,392
92,000	Wakita & Co., Ltd.	726,284
282,800	Yamaha Motor Co., Ltd.	5,837,714
104,500	Yokohama Rubber Co., Ltd.	1,634,078
54,500	Yurtec Corp.	260,856
		329,073,559
	Luxembourg - 0.1%
66,373	RTL Group S.A.	2,253,093
	Malaysia - 0.2%
337,797	Lynas Rare Earths Ltd.*	1,801,738
1,049,000	Malayan Banking Bhd	1,905,565
944,900	RHB Bank Bhd	1,144,265
		4,851,568
	Mexico - 1.3%
2,641,701	Bolsa Mexicana de Valores S.A.B. de C.V.	4,789,275
2,296,000	Concentradora Fibra Danhos S.A. de C.V. REIT(1)	2,839,146
24,440	Fomento Economico Mexicano S.A.B. de C.V. ADR	1,750,393
658,100	Gentera S.A.B. de C.V.	674,940
353,800	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	2,821,400
837,200	Grupo Financiero Banorte S.A.B. de C.V. Class O	6,815,322
5,279,399	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	8,318,924
2	Urbi Desarrollos Urbanos S.A.B. de C.V.*	1
		28,009,401
	Netherlands - 3.9%
583,528	ABN Amro Bank N.V. GDR(2)	5,736,448
856,319	Aegon N.V.	3,964,035
84,464	AMG Advanced Metallurgical Group N.V.	2,638,900
255,475	ASR Nederland N.V.	11,249,298
554,471	BNP Paribas Emissions- und Handelsgesellschaft mbH	5,455,765
155,335	Heineken N.V.	12,975,784
9,052,281	Koninklijke KPN N.V.	25,320,184
78,093	Koninklijke Vopak N.V.	1,595,596
116,594	NN Group N.V.	4,936,874
89,196	Signify N.V.(2)	2,471,190
438,660	Stellantis N.V.	5,918,210
		82,262,284
	New Zealand - 0.3%
165,292	Freightways Ltd.	993,191
1,537,916	Spark New Zealand Ltd.	4,578,010
		5,571,201
	Norway - 1.9%
204,080	Aker BP ASA	6,482,877
882,952	DNO ASA	1,148,485
723,891	Equinor ASA	26,374,041
203,002	Europris ASA(2)	1,208,707
121,049	Yara International ASA	5,402,588
		40,616,698
	Poland - 0.1%
292,319	Powszechna Kasa Oszczednosci Bank Polski S.A.	1,592,955
	Portugal - 0.6%
1,009,665	Galp Energia SGPS S.A.	10,251,227

The accompanying notes are an integral part of these financial statements.
66

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Portugal - 0.6% - (continued)
78,141	Greenvolt-Energias Renovaveis S.A.*	$ 600,228
239,489	Navigator Co. S.A.	912,417
		11,763,872
	Russia - 0.0%
19,959,800	RusHydro PJSC*(3)	—
	Singapore - 1.7%
559,100	DBS Group Holdings Ltd.	13,516,971
1,899,300	Oversea-Chinese Banking Corp. Ltd.	16,303,748
1,084,400	Sheng Siong Group Ltd.	1,196,013
558,600	Singapore Airlines Ltd.*	2,072,019
504,900	UMS Holdings Ltd.	319,342
712,100	UOL Group Ltd.	3,110,302
		36,518,395
	South Africa - 1.3%
771,860	AVI Ltd.	3,091,679
74,534	Kumba Iron Ore Ltd.	1,402,172
470,703	MultiChoice Group Ltd.	3,075,793
56,454	Naspers Ltd. Class N	5,819,380
308,259	Sappi Ltd.*	949,686
681,595	Truworths International Ltd.	1,939,724
1,501,660	Vodacom Group Ltd.	10,228,570
		26,507,004
	South Korea - 4.5%
21,307	AfreecaTV Co., Ltd.	1,186,270
30,450	Asia Paper Manufacturing Co., Ltd.	781,621
70,546	BH Co., Ltd.	1,190,469
4,478	CJ CheilJedang Corp.	1,300,150
46,588	Classys, Inc.	502,413
36,255	Coway Co., Ltd.	1,405,820
91,633	Daeduck Electronics Co., Ltd. / New	1,577,302
19,133	Daesang Corp.	281,091
76,907	DB HiTek Co., Ltd.	2,380,582
13,109	Dentium Co., Ltd.	700,688
54,377	Doosan Bobcat, Inc.	1,276,171
5,772	GOLFZON Co., Ltd.	466,352
33,737	HAESUNG DS Co., Ltd.	897,094
110,742	Hana Financial Group, Inc.	3,201,703
18,238	Handsome Co., Ltd.	320,766
70,539	Hankook Tire & Technology Co., Ltd.	1,806,804
7,504	Hansol Chemical Co., Ltd.	974,633
1,217	Hyosung Advanced Materials Corp.	271,856
1,807	Hyosung TNC Corp.	331,095
27,797	Hyundai Department Store Co., Ltd.	1,054,276
20,511	Hyundai Glovis Co., Ltd.	2,500,029
6,416	Hyundai Home Shopping Network Corp.	201,565
5,365	Hyundai Motor Co.	618,254
11,716	Hyundai Wia Corp.	501,203
39,862	Innox Advanced Materials Co., Ltd.	762,870
30,973	INTOPS Co., Ltd.	604,166
46,610	KB Financial Group, Inc.	1,568,383
162,074	Kia Corp.	7,531,706
591,223	KT Corp.	15,179,596
59,066	KT Skylife Co., Ltd.	339,032
11,166	LEENO Industrial, Inc.	1,069,787
35,624	LG Corp.	1,977,595
52,159	LG Electronics, Inc.	2,979,334
29,201	LG Innotek Co., Ltd.	6,058,163
198,506	LG Uplus Corp.	1,594,059
21,160	Lotte Chemical Corp.	2,192,565
6,389	Lotte Chilsung Beverage Co., Ltd.	629,150
37,058	LOTTE Fine Chemical Co., Ltd.	1,457,250
55,463	Lutronic Corp.	704,108
12,783	SFA Engineering Corp.	341,767
29,771	Shinhan Financial Group Co., Ltd.	756,676
90,604	SIMMTECH Co., Ltd.	2,240,609
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	South Korea - 4.5% - (continued)
19,588	SK Hynix, Inc.	$ 1,133,979
37,398	SK Innovation Co., Ltd.*	4,528,457
250,231	SK Telecom Co., Ltd.	8,793,546
80,011	S-Oil Corp.	4,851,431
4,748	Soulbrain Co., Ltd.	680,748
6,999	Tokai Carbon Korea Co., Ltd.	497,366
34,309	Wonik QnC Corp.	584,529
23,799	Youngone Corp.	788,827
		95,573,906
	Spain - 2.0%
276,630	Acerinox S.A.	2,424,397
119,821	Atresmedia Corp. de Medios de Comunicacion S.A.(1)	345,789
1,470,165	Banco Bilbao Vizcaya Argentaria S.A.	7,584,270
53,723	CIE Automotive S.A.	1,368,496
401,279	Endesa S.A.	6,704,585
16,226	Grupo Catalana Occidente S.A.	440,684
47,228	Laboratorios Farmaceuticos Rovi S.A.	2,148,034
598,023	Red Electrica Corp. S.A.	9,673,443
847,973	Repsol S.A.	11,536,219
		42,225,917
	Sweden - 2.8%
173,772	Assa Abloy AB Class B	3,508,817
85,151	Boliden AB	2,476,267
88,182	Evolution AB(2)	8,225,853
475,621	Securitas AB Class B(1)	3,886,207
1,269,109	Skandinaviska Enskilda Banken AB Class A	13,380,713
889,197	Stillfront Group AB*	1,730,690
953,107	Swedbank AB Class A	14,208,965
612,327	Tele2 AB Class B	5,018,641
993,571	Telefonaktiebolaget LM Ericsson Class B	5,523,603
478,979	Truecaller AB Class B*(1)	1,753,137
		59,712,893
	Switzerland - 4.3%
203,487	Ferrexpo plc	238,664
148,060	Julius Baer Group Ltd.	7,103,750
344,182	Novartis AG	27,841,126
70,692	Roche Holding AG	23,455,473
35,498	Swisscom AG	17,528,525
8,090	Swissquote Group Holding S.A.	958,270
884,469	UBS Group AG	14,022,506
		91,148,314
	Taiwan - 3.9%
1,150,000	ASE Technology Holding Co., Ltd.	2,839,521
129,000	Bizlink Holding, Inc.	983,734
702,000	Chicony Electronics Co., Ltd.	1,741,610
12,947	ChipMOS Technologies, Inc. ADR	255,833
1,730,000	Compeq Manufacturing Co., Ltd.	2,337,105
1,499,000	E Ink Holdings, Inc.	9,524,901
1,275,750	Fubon Financial Holding Co., Ltd.	2,015,090
167,000	Globalwafers Co., Ltd.	1,851,017
688,000	Gold Circuit Electronics Ltd.	1,820,758
749,000	Hon Hai Precision Industry Co., Ltd.	2,378,881
184,000	International Games System Co., Ltd.	2,003,301
118,000	Lotes Co., Ltd.	2,831,872
279,000	MediaTek, Inc.	5,085,666
149,000	Nien Made Enterprise Co., Ltd.	1,148,856
757,000	Pegatron Corp.	1,383,855
318,000	Radiant Opto-Electronics Corp.	968,904
426,000	Realtek Semiconductor Corp.	3,358,268
191,000	Simplo Technology Co., Ltd.	1,517,644
1,198,000	Sino-American Silicon Products, Inc.	4,594,294
1,888,000	Taiwan Semiconductor Manufacturing Co., Ltd.	22,697,920
218,000	TXC Corp.	514,513

The accompanying notes are an integral part of these financial statements.
67

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Taiwan - 3.9% - (continued)
1,360,000	Unimicron Technology Corp.	$ 5,225,623
762,000	United Microelectronics Corp.	916,275
1,174,000	Vanguard International Semiconductor Corp.	2,410,420
219,675	Yageo Corp.	2,490,460
		82,896,321
	Thailand - 0.9%
681,500	Advanced Info Service PCL NVDR	3,424,549
1,888,800	Bangkok Bank PCL NVDR	7,232,954
1,174,000	Kasikornbank PCL NVDR	4,517,221
1,932,900	Krung Thai Bank PCL NVDR	890,663
2,461,400	PTT PCL NVDR	2,329,387
3,943,700	TTW PCL NVDR	901,476
		19,296,250
	Turkey - 0.1%
238,731	Tofas Turk Otomobil Fabrikasi AS	1,259,632
	United Arab Emirates - 0.0%
232,950	Network International Holdings plc*(2)	868,228
	United Kingdom - 15.2%
51,587	Anglo American plc	1,545,247
82,252	Ashtead Group plc	4,284,755
242,674	AstraZeneca plc	28,473,454
697,963	Auto Trader Group plc(2)	4,177,848
248,799	Aviva plc	1,193,395
3,291,844	Barclays plc	5,593,672
736,414	Beazley plc	5,281,421
1,885,108	BP plc	10,429,551
3,644,632	BT Group plc	5,431,342
281,993	Bunzl plc	9,188,881
849,104	Burberry Group plc	17,692,864
325,944	Central Asia Metals plc	798,514
9,691,958	Centrica plc	8,516,431
2,050,575	Coats Group plc	1,422,611
669,318	Devro plc	1,373,663
181,354	Diageo plc	7,463,164
1,036,915	Direct Line Insurance Group plc	2,395,726
158,749	Domino's Pizza Group plc	410,570
829,599	Dr. Martens plc	2,359,293
747,213	Drax Group plc	4,462,070
1,068,376	DS Smith plc	3,562,949
147,109	Dunelm Group plc	1,462,668
272,849	Forterra plc(2)	683,693
1,059,926	GSK plc	17,362,732
607,606	Harbour Energy plc	2,636,907
287,144	Howden Joinery Group plc	1,691,449
1,620,800	HSBC Holdings plc(1)	8,318,430
1,809,924	HSBC Holdings plc	9,288,619
1,374,560	IG Group Holdings plc	12,537,715
3,598,433	ITV plc	2,770,637
206,508	Kape Technologies plc*	521,011
246,558	Lancashire Holdings Ltd.	1,399,250
2,290,053	Legal & General Group plc	6,126,486
11,543,229	Lloyds Banking Group plc	5,543,832
2,384,294	Man Group plc	5,931,185
820,443	Moneysupermarket.com Group plc	1,725,801
302,236	Moonpig Group plc*	475,112
3,206,092	NatWest Group plc	8,634,971
125,713	Next Fifteen Communications Group plc	1,265,792
51,084	Next plc	2,885,205
110,957	Norcros plc	228,676
223,812	Pagegroup plc	1,079,528
98,849	Rathbones Group plc	2,124,366
370,571	Reckitt Benckiser Group plc	24,592,558
351,241	RELX plc	9,434,503
121,519	Rio Tinto plc	6,350,780
1,134,415	Shell plc	31,426,644
Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.7% - (continued)
	United Kingdom - 15.2% - (continued)
1,508,672	Standard Chartered plc		$ 9,013,917
377,581	Subsea 7 S.A.		3,767,085
270,404	Synthomer plc		349,822
242,439	TI Fluid Systems plc(2)		384,959
314,278	Unilever plc		14,285,299
105,777	Vistry Group plc		731,469
122,268	WPP plc		1,075,976
			322,164,498
	Total Common Stocks (cost $2,243,207,230)		$ 2,069,102,741
PREFERRED STOCKS - 0.6%
	Brazil - 0.5%
2,102,553	Cia de Saneamento do Parana (Preference Shares)		$ 1,567,095
3,963,900	Itausa S.A. (Preference Shares)		8,241,658
			9,808,753
	Germany - 0.1%
12,042	Volkswagen AG (Preference Shares)		1,541,392
	Total Preferred Stocks (cost $12,399,535)		$ 11,350,145
	Total Long-Term Investments (cost $2,255,606,765)		$ 2,080,452,886
SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 1.2%
$ 25,683,816	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(4)		$ 25,683,816
	Securities Lending Collateral - 1.0%
3,428,811	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		3,428,811
11,429,370	HSBC US Government Money Market Fund, 3.09%(4)		11,429,370
3,428,811	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		3,428,811
3,428,811	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		3,428,811
			21,715,803
	Total Short-Term Investments (cost $47,399,619)		$ 47,399,619
	Total Investments (cost $2,303,006,384)	100.5%	$ 2,127,852,505
	Other Assets and Liabilities	(0.5)%	(10,574,455)
	Total Net Assets	100.0%	$ 2,117,278,050
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The accompanying notes are an integral part of these financial statements.
68

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2022

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $39,562,535, representing 1.9% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
11,052,742	USD	11,377,700	EUR	JPM	11/30/2022	$ (215,206)
16,861,301	USD	17,310,900	EUR	UBS	11/30/2022	(282,613)
88,560,029	USD	79,884,000	GBP	JPM	11/30/2022	(3,125,993)
44,810,483	USD	6,551,194,000	JPY	JPM	11/30/2022	605,216
Total foreign currency contracts						$ (3,018,596)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
69

Hartford Schroders International Multi-Cap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 71,125,675	$ 4,389,957	$ 66,735,718	$ —
Austria	21,747,532	—	21,747,532	—
Belgium	20,157,604	—	20,157,604	—
Brazil	3,492,468	3,492,468	—	—
Canada	181,499,449	181,499,449	—	—
Chile	8,539,342	8,539,342	—	—
China	115,184,846	4,158,147	111,026,699	—
Colombia	647,003	647,003	—	—
Czech Republic	8,051,370	8,051,370	—	—
Denmark	14,275,955	—	14,275,955	—
Finland	9,346,498	—	9,346,498	—
France	138,452,393	—	138,452,393	—
Georgia	1,481,265	1,481,265	—	—
Germany	36,803,441	—	36,803,441	—
Greece	2,081,221	—	2,081,221	—
Hong Kong	23,319,275	—	23,319,275	—
Hungary	7,094,037	—	7,094,037	—
India	12,215,281	—	12,215,281	—
Indonesia	25,876,446	—	25,876,446	—
Ireland	8,923,342	610,700	8,312,642	—
Israel	16,774,568	13,866,924	2,907,644	—
Italy	57,847,741	—	57,847,741	—
Japan	329,073,559	—	329,073,559	—
Luxembourg	2,253,093	—	2,253,093	—
Malaysia	4,851,568	—	4,851,568	—
Mexico	28,009,401	28,009,400	1	—
Netherlands	82,262,284	—	82,262,284	—
New Zealand	5,571,201	—	5,571,201	—
Norway	40,616,698	—	40,616,698	—
Poland	1,592,955	—	1,592,955	—
Portugal	11,763,872	—	11,763,872	—
Russia	—	—	—	—
Singapore	36,518,395	—	36,518,395	—
South Africa	26,507,004	3,075,793	23,431,211	—
South Korea	95,573,906	—	95,573,906	—
Spain	42,225,917	—	42,225,917	—
Sweden	59,712,893	—	59,712,893	—
Switzerland	91,148,314	—	91,148,314	—
Taiwan	82,896,321	255,833	82,640,488	—
Thailand	19,296,250	901,476	18,394,774	—
Turkey	1,259,632	—	1,259,632	—
United Arab Emirates	868,228	868,228	—	—
United Kingdom	322,164,498	6,788,999	315,375,499	—
Preferred Stocks	11,350,145	9,808,753	1,541,392	—
Short-Term Investments	47,399,619	47,399,619	—	—
Foreign Currency Contracts(2)	605,216	—	605,216	—
Total	$ 2,128,457,721	$ 323,844,726	$ 1,804,612,995	$ —
Liabilities
Foreign Currency Contracts(2)	$ (3,623,812)	$ —	$ (3,623,812)	$ —
Total	$ (3,623,812)	$ —	$ (3,623,812)	$ —

(1)	For the year October 31, 2022, investments valued at $6,027,338 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be a significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
70

Hartford Schroders International Stock Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Argentina - 2.0%
77,000	MercadoLibre, Inc.*	$ 69,424,740
	Austria - 1.5%
2,131,094	Erste Group Bank AG	52,520,666
	Brazil - 1.5%
18,867,229	B3 S.A. - Brasil Bolsa Balcao	54,934,300
	Canada - 6.6%
637,981	Canadian National Railway Co.	75,582,731
261,298	Lululemon Athletica, Inc.*	85,977,494
1,103,791	Toronto-Dominion Bank	70,642,300
		232,202,525
	China - 2.9%
6,239,800	Alibaba Group Holding Ltd.*	48,513,862
2,120,900	Tencent Holdings Ltd.	55,730,408
		104,244,270
	Denmark - 1.8%
3,158,618	Vestas Wind Systems A/S	62,267,935
	France - 7.4%
3,541,471	Carrefour S.A.(1)	57,001,563
705,489	Legrand S.A.	53,761,516
760,474	Sanofi	65,444,715
663,640	Schneider Electric SE	83,921,463
		260,129,257
	Germany - 8.6%
906,075	Bayerische Motoren Werke AG	71,119,515
2,649,150	Infineon Technologies AG	64,282,856
927,775	SAP SE	89,300,906
730,785	Siemens AG	79,808,269
		304,511,546
	Hong Kong - 2.4%
11,259,200	AIA Group Ltd.	85,286,078
	India - 2.6%
5,168,398	HDFC Bank Ltd.	93,798,373
	Italy - 1.8%
4,698,955	FinecoBank Banca Fineco S.p.A.	63,321,178
	Japan - 10.4%
2,896,800	Bridgestone Corp.	104,766,960
1,795,500	KDDI Corp.	53,069,539
160,800	Keyence Corp.	60,632,059
2,568,000	Recruit Holdings Co., Ltd.	79,020,355
179,700	SMC Corp.	72,131,944
		369,620,857
	Netherlands - 1.9%
143,299	ASML Holding N.V.	67,219,641
	Norway - 2.0%
1,931,977	Equinor ASA	70,389,107
	South Korea - 3.1%
2,603,916	Samsung Electronics Co., Ltd.	108,374,525
	Spain - 1.8%
6,292,422	Iberdrola S.A.	63,989,359
	Sweden - 2.3%
1,585,960	Nibe Industrier AB Class B	12,650,841
7,465,222	Svenska Handelsbanken AB Class A	69,359,586
		82,010,427
Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.0% - (continued)
	Switzerland - 11.0%
6,020	Chocoladefabriken Lindt & Spruengli AG		$ 57,774,166
136,521	Lonza Group AG		70,278,813
1,050,359	Nestle S.A.		114,340,822
324,787	Roche Holding AG		107,763,716
179,527	Sika AG		40,478,983
			390,636,500
	Taiwan - 2.8%
8,311,000	Taiwan Semiconductor Manufacturing Co., Ltd.		99,916,530
	United Kingdom - 20.2%
783,159	AstraZeneca plc		91,889,704
1,832,873	Bunzl plc		59,725,070
2,391,637	Burberry Group plc		49,834,775
1,934,609	Diageo plc		79,613,922
3,376,209	GSK plc		55,305,947
4,846,288	National Grid plc		52,800,870
1,218,617	Reckitt Benckiser Group plc		80,872,245
2,716,473	RELX plc		72,965,776
3,900,695	Shell plc		108,069,085
25,154,457	Tesco plc		62,128,502
			713,205,896
	United States - 2.4%
44,544	Booking Holdings, Inc.*		83,274,117
	Total Common Stocks (cost $3,887,299,920)		$ 3,431,277,827
PREFERRED STOCKS - 2.3%
	Germany - 2.3%
781,167	Dr Ing hc F Porsche AG (Preference Shares)*		$ 79,900,764
	Total Preferred Stocks (cost $63,133,394)		$ 79,900,764
	Total Long-Term Investments (cost $3,950,433,314)		$ 3,511,178,591
SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.1%
$ 39,969,384	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(2)		$ 39,969,384
	Securities Lending Collateral - 0.1%
662,681	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(2)		662,681
2,208,934	HSBC US Government Money Market Fund, 3.09%(2)		2,208,934
662,680	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(2)		662,680
662,680	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(2)		662,680
			4,196,975
	Total Short-Term Investments (cost $44,166,359)		$ 44,166,359
	Total Investments (cost $3,994,599,673)	100.5%	$ 3,555,344,950
	Other Assets and Liabilities	(0.5)%	(19,386,643)
	Total Net Assets	100.0%	$ 3,535,958,307

The accompanying notes are an integral part of these financial statements.
71

Hartford Schroders International Stock Fund
Schedule of Investments – (continued)
October 31, 2022

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$ 69,424,740	$ 69,424,740	$ —	$ —
Austria	52,520,666	—	52,520,666	—
Brazil	54,934,300	54,934,300	—	—
Canada	232,202,525	232,202,525	—	—
China	104,244,270	—	104,244,270	—
Denmark	62,267,935	—	62,267,935	—
France	260,129,257	—	260,129,257	—
Germany	304,511,546	—	304,511,546	—
Hong Kong	85,286,078	—	85,286,078	—
India	93,798,373	—	93,798,373	—
Italy	63,321,178	—	63,321,178	—
Japan	369,620,857	—	369,620,857	—
Netherlands	67,219,641	—	67,219,641	—
Norway	70,389,107	—	70,389,107	—
South Korea	108,374,525	—	108,374,525	—
Spain	63,989,359	—	63,989,359	—
Sweden	82,010,427	—	82,010,427	—
Switzerland	390,636,500	—	390,636,500	—
Taiwan	99,916,530	—	99,916,530	—
United Kingdom	713,205,896	—	713,205,896	—
United States	83,274,117	83,274,117	—	—
Preferred Stocks	79,900,764	79,900,764	—	—
Short-Term Investments	44,166,359	44,166,359	—	—
Total	$ 3,555,344,950	$ 563,902,805	$ 2,991,442,145	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
72

Hartford Schroders Securitized Income Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 87.8%
	Asset-Backed - Automobile - 2.8%
$ 1,000,000	JP Morgan Chase & Co. 3.69%, 02/26/2029(1)	$ 898,769
879,675	Santander Bank Auto Credit-Linked Notes 3.27%, 12/15/2031(1)	844,611
		1,743,380
	Asset-Backed - Finance & Insurance - 10.9%
1,038,000	Atlas Senior Loan Fund IX Ltd. 5.26%, 04/20/2028, 3 mo. USD LIBOR + 2.550%(1)(2)	956,254
2,097,000	Atrium XII 7.12%, 04/22/2027, 3 mo. USD LIBOR + 2.800%(1)(2)	1,900,769
516,389	Carlyle Global Market Strategies CLO Ltd. 5.08%, 01/15/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	503,772
673,000	Carlyle US CLO Ltd. 7.04%, 10/20/2027, 3 mo. USD LIBOR + 2.800%(1)(2)	592,297
341,953	Countrywide Asset-Backed Certificates Trust 5.71%, 05/25/2036(3)	321,373
774,000	Madison Park Funding XIII Ltd. 7.08%, 04/19/2030, 3 mo. USD LIBOR + 2.850%(1)(2)	693,478
1,036,000	Magnetite VII Ltd. 6.13%, 01/15/2028, 3 mo. USD LIBOR + 2.050%(1)(2)	924,802
974,000	Tricon American Homes 4.88%, 07/17/2038(1)	854,819
		6,747,564
	Asset-Backed - Home Equity - 3.0%
838,817	CWHEQ Revolving Home Equity Loan Resecuritization Trust 3.60%, 11/15/2035, 1 mo. USD LIBOR + 0.190%(1)(2)	745,714
	CWHEQ Revolving Home Equity Loan Trust
442,956	3.55%, 07/15/2036, 1 mo. USD LIBOR + 0.140%(2)	401,095
400,776	3.55%, 01/15/2037, 1 mo. USD LIBOR + 0.140%(2)	364,855
63,415	Home Equity Loan Trust 3.72%, 05/25/2036, 1 mo. USD LIBOR + 0.130%(2)	62,363
294,725	Option One Mortgage Loan Trust 5.86%, 01/25/2037(4)	281,217
		1,855,244
	Commercial Mortgage-Backed Securities - 16.4%
	BDS Ltd.
500,000	4.79%, 01/18/2036, 1 mo. USD LIBOR + 1.350%(1)(2)	465,077
1,093,000	4.99%, 01/18/2036, 1 mo. USD LIBOR + 1.550%(1)(2)	1,026,748
1,015,000	BX Trust 5.18%, 05/15/2030, 1 mo. USD LIBOR + 1.770%(1)(2)	948,813
1,000,000	CAMB Commercial Mortgage Trust 5.96%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	931,554
	Citigroup Commercial Mortgage Trust
1,000,000	3.52%, 05/10/2035(1)(3)	904,097
500,000	6.21%, 12/15/2036, 1 mo. USD LIBOR + 2.800%(1)(2)	471,380
40,237	Commercial Mortgage Trust 5.61%, 10/15/2034, 1 mo. USD LIBOR + 2.200%(1)(2)	38,297
668,000	Core Mortgage Trust 5.31%, 12/15/2031, 1 mo. USD LIBOR + 1.900%(1)(2)	624,654
	Credit Suisse Mortgage Capital Certificates
1,708,000	5.56%, 05/15/2036, 1 mo. USD LIBOR + 2.150%(1)(2)	1,639,562
539,000	6.06%, 05/15/2036, 1 mo. USD LIBOR + 2.650%(1)(2)	516,988
765,682	HPLY Trust 5.76%, 11/15/2036, 1 mo. USD LIBOR + 2.350%(1)(2)	713,924
250,000	Morgan Stanley Capital Trust 5.96%, 07/15/2035, 1 mo. USD LIBOR + 2.550%(1)(2)	234,951
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 87.8% - (continued)
	Commercial Mortgage-Backed Securities - 16.4% - (continued)
$ 1,413,000	MSSG Trust 3.74%, 09/13/2039(1)(3)	$ 1,135,084
GBP 501,318	Taurus DAC 3.61%, 05/17/2031, SONIA + 1.650%(1)(2)	540,438
		10,191,567
	Other Asset-Backed Securities - 14.5%
	Arbor Realty Commercial Real Estate Notes Ltd.
$ 500,000	4.51%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	485,293
500,000	4.76%, 11/15/2036, 1 mo. USD LIBOR + 1.350%(1)(2)	482,548
1,863,000	5.23%, 05/15/2037, 1 mo. USD SOFR + 1.850%(1)(2)	1,817,595
500,000	5.36%, 05/15/2036, 1 mo. USD LIBOR + 1.950%(1)(2)	459,743
1,750,000	CBAM Ltd. 5.40%, 01/15/2031, 3 mo. USD LIBOR + 1.531%(1)(2)	1,717,564
1,119,000	FirstKey Homes Trust 3.64%, 08/17/2037(1)	996,094
1,679,000	HGI CRE CLO Ltd. 4.46%, 06/16/2036, 1 mo. USD LIBOR + 1.050%(1)(2)	1,609,516
542,447	JP Morgan Mortgage Acquisition Trust 4.62%, 11/25/2036(4)	514,503
910,897	LCM XXIII Ltd. 5.31%, 10/20/2029, 3 mo. USD LIBOR + 1.070%(1)(2)	890,630
		8,973,486
	Whole Loan Collateral CMO - 40.2%
1,174,000	Bank of America Funding Trust 3.76%, 06/26/2035(1)(3)	1,128,612
	Bellemeade Re Ltd.
2,485,000	6.15%, 09/25/2031, 1 mo. USD SOFR + 3.150%(1)(2)	2,133,199
859,000	6.29%, 03/25/2029, 1 mo. USD LIBOR + 2.700%(1)(2)	850,457
1,508,000	6.44%, 10/25/2029, 1 mo. USD LIBOR + 2.850%(1)(2)	1,433,695
940,000	6.69%, 04/25/2029, 1 mo. USD LIBOR + 3.100%(1)(2)	906,714
	Eagle RE Ltd.
617,000	5.05%, 04/25/2034, 1 mo. USD SOFR + 2.050%(1)(2)	600,671
510,728	5.39%, 04/25/2029, 1 mo. USD LIBOR + 1.800%(1)(2)	492,026
1,450,000	7.59%, 11/25/2028, 1 mo. USD LIBOR + 4.000%(1)(2)	1,433,493
	Home Re Ltd.
1,199,000	5.80%, 01/25/2034, 1 mo. USD SOFR + 2.800%(1)(2)	1,129,223
819,733	6.59%, 10/25/2028, 1 mo. USD LIBOR + 3.000%(1)(2)	816,160
1,933,000	6.84%, 05/25/2029, 1 mo. USD LIBOR + 3.250%(1)(2)	1,897,795
1,134,000	7.59%, 10/25/2028, 1 mo. USD LIBOR + 4.000%(1)(2)	1,106,968
281,732	7.74%, 10/25/2030, 1 mo. USD LIBOR + 4.150%(1)(2)	282,297
976,000	Oaktown Re II Ltd. 6.44%, 07/25/2028, 1 mo. USD LIBOR + 2.850%(1)(2)	967,354
500,000	Oaktown Re V Ltd. 8.84%, 10/25/2030, 1 mo. USD LIBOR + 5.250%(1)(2)	496,905
	Oaktown Re VI Ltd.
1,200,000	5.05%, 10/25/2033, 1 mo. USD SOFR + 2.050%(1)(2)	1,184,644
1,190,000	6.00%, 10/25/2033, 1 mo. USD SOFR + 3.000%(1)(2)	1,128,321
	Preston Ridge Partners Mortgage Trust LLC
1,624,363	1.79%, 06/25/2026(1)(4)	1,447,348

The accompanying notes are an integral part of these financial statements.
73

Hartford Schroders Securitized Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 87.8% - (continued)
	Whole Loan Collateral CMO - 40.2% - (continued)
$ 365,898	2.12%, 01/25/2026(1)(3)	$ 335,694
663,220	2.12%, 03/25/2026(1)(3)	611,406
1,364,428	2.36%, 10/25/2026(1)(4)	1,238,866
591,475	2.49%, 10/25/2026(1)(4)	502,753
	Radnor RE Ltd.
746,440	5.54%, 02/25/2029, 1 mo. USD LIBOR + 1.950%(1)(2)	730,227
1,520,000	5.59%, 01/25/2030, 1 mo. USD LIBOR + 2.000%(1)(2)	1,414,560
702,000	6.15%, 12/27/2033, 1 mo. USD SOFR + 3.150%(1)(2)	639,721
		24,909,109
	Total Asset & Commercial Mortgage-Backed Securities (cost $58,434,930)	$ 54,420,350
CORPORATE BONDS - 1.4%
	Insurance - 1.4%
841,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)	$ 840,193
	Total Corporate Bonds (cost $861,093)	$ 840,193
U.S. GOVERNMENT AGENCIES - 4.8%
	Mortgage-Backed Agencies - 4.8%
	FNMA - 4.8%
3,000,000	5.50%, 11/15/2052(5)	$ 2,955,938
	GNMA - 0.0%
20,456	2.00%, 11/20/2050(6)	2,184
4,882	2.50%, 11/20/2050(6)	635
2,452	3.00%, 02/20/2051(6)	349
		3,168
	Total U.S. Government Agencies (cost $2,913,607)	$ 2,959,106
COMMON STOCKS - 1.5%
	Real Estate - 1.5%
29,612	Invitation Homes, Inc. REIT	$ 938,404
	Total Common Stocks (cost $1,203,774)	$ 938,404
	Total Long-Term Investments (cost $63,413,404)	$ 59,158,053
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 8.8%
	Other Investment Pools & Funds - 8.8%
5,487,820	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(7)		$ 5,487,820
	Total Short-Term Investments (cost $5,487,820)		$ 5,487,820
	Total Investments (cost $68,901,224)	104.3%	$ 64,645,873
	Other Assets and Liabilities	(4.3)%	(2,693,194)
	Total Net Assets	100.0%	$ 61,952,679
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $53,315,137, representing 86.1% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Represents or includes a TBA transaction.
(6)	Securities disclosed are interest-only strips.
(7)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	182	12/30/2022	$ 37,197,672	$ (763,040)
Short position contracts:
U.S. Treasury 5-Year Note Future	23	12/30/2022	$ 2,451,657	$ (5,435)
U.S. Treasury 10-Year Ultra Future	14	12/20/2022	1,623,781	5,441
Total				$ 6
Total futures contracts				$ (763,034)

The accompanying notes are an integral part of these financial statements.
74

Hartford Schroders Securitized Income Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
3,389	GBP	3,785	USD	BNP	11/29/2022	$ 105
539,228	USD	476,904	GBP	BOA	11/29/2022	(8,118)
Total foreign currency contracts						$ (8,013)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 54,420,350	$ —	$ 54,420,350	$ —
Corporate Bonds	840,193	—	840,193	—
U.S. Government Agencies	2,959,106	—	2,959,106	—
Common Stocks
Real Estate	938,404	938,404	—	—
Short-Term Investments	5,487,820	5,487,820	—	—
Foreign Currency Contracts(2)	105	—	105	—
Futures Contracts(2)	5,441	5,441	—	—
Total	$ 64,651,419	$ 6,431,665	$ 58,219,754	$ —
Liabilities
Foreign Currency Contracts(2)	$ (8,118)	$ —	$ (8,118)	$ —
Futures Contracts(2)	(768,475)	(768,475)	—	—
Total	$ (776,593)	$ (768,475)	$ (8,118)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
75

Hartford Schroders Sustainable International Core Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Australia - 6.3%
115	CSL Ltd.	$ 20,587
1,135	Newcrest Mining Ltd.	12,570
368	Rio Tinto Ltd.	20,884
		54,041
	China - 5.9%
600	Chacha Food Co., Ltd. Class A	3,643
4,000	China Mengniu Dairy Co., Ltd.*	12,805
8,200	China Pacific Insurance Group Co., Ltd. Class H	13,218
200	China Tourism Group Duty Free Corp. Ltd. Class A	4,395
1,000	Li Ning Co., Ltd.	5,173
2,700	Sany Heavy Industry Co., Ltd. Class A	5,010
800	WuXi AppTec Co., Ltd. Class H(1)	6,421
		50,665
	Finland - 4.1%
526	Neste Oyj	23,054
3,107	Outokumpu Oyj	12,469
		35,523
	France - 5.8%
103	Capgemini SE	16,881
1,025	Carrefour S.A.	16,498
193	Sanofi	16,609
		49,988
	Germany - 5.4%
148	Beiersdorf AG	14,207
195	Siemens AG	21,296
488	Software AG	10,676
		46,179
	Hong Kong - 1.1%
3,000	BOC Hong Kong Holdings Ltd.	9,322
	India - 2.5%
170	HDFC Bank Ltd. ADR	10,593
510	ICICI Bank Ltd. ADR	11,240
		21,833
	Indonesia - 1.4%
17,400	Bank Mandiri Persero Tbk PT	11,755
	Ireland - 2.4%
2,820	Bank of Ireland Group plc	20,306
	Italy - 2.7%
3,786	Intesa Sanpaolo S.p.A.	7,218
379	Moncler S.p.A.	16,352
		23,570
	Japan - 19.8%
400	Asahi Intecc Co., Ltd.	6,814
600	Astellas Pharma, Inc.	8,279
100	Daikin Industries Ltd.	14,979
1,000	Isuzu Motors Ltd.	11,760
300	JCR Pharmaceuticals Co., Ltd.	4,459
300	MatsukiyoCocokara & Co.	10,922
200	Mitsui Fudosan Co., Ltd. REIT	3,830
200	Nippon Shinyaku Co., Ltd.	11,073
100	Nitori Holdings Co., Ltd.	9,062
1,500	NTT Data Corp.	21,726
900	ORIX Corp.	13,219
600	Park24 Co., Ltd.*	7,997
100	Rorze Corp.	5,025
900	Stanley Electric Co., Ltd.	15,300
300	Tokio Marine Holdings, Inc.	5,431
400	Toyota Industries Corp.	20,606
		170,482
Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.0% - (continued)
	Netherlands - 2.8%
44	ASM International N.V.		$ 9,734
1,079	Stellantis N.V.		14,557
			24,291
	Norway - 0.7%
378	Mowi ASA		5,642
	Portugal - 1.6%
3,166	EDP - Energias de Portugal S.A.		13,833
	Singapore - 4.4%
400	DBS Group Holdings Ltd.		9,671
1,300	Oversea-Chinese Banking Corp. Ltd.		11,159
9,900	Singapore Telecommunications Ltd.		17,431
			38,261
	South Korea - 3.5%
459	Hana Financial Group, Inc.		13,270
71	NAVER Corp.		8,422
211	Samsung Electronics Co., Ltd.		8,782
			30,474
	Sweden - 6.7%
201	Holmen AB Class B		7,294
1,985	Skandinaviska Enskilda Banken AB Class A		20,929
793	SKF AB Class B		11,479
1,887	Svenska Handelsbanken AB Class A		17,532
			57,234
	Switzerland - 0.9%
123	Alcon, Inc.		7,489
	Taiwan - 4.0%
1,000	Giant Manufacturing Co., Ltd.		6,364
930	MediaTek, Inc.		16,952
186	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		11,448
			34,764
	Thailand - 0.6%
6,500	Bangkok Dusit Medical Services PCL		5,038
	United Arab Emirates - 1.1%
2,576	Network International Holdings plc*(1)		9,601
	United Kingdom - 14.3%
49	AstraZeneca plc		5,749
1,309	CNH Industrial N.V.		16,935
4,089	ConvaTec Group plc(1)		10,232
3,556	Informa plc		22,659
288	Reckitt Benckiser Group plc		19,113
732	RELX plc		19,662
864	SSE plc		15,440
2,161	Standard Chartered plc		12,911
			122,701
	Total Common Stocks (cost $982,474)		$ 842,992
SHORT-TERM INVESTMENTS - 4.6%
	Other Investment Pools & Funds - 4.6%
$ 39,399	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(2)		$ 39,399
	Total Short-Term Investments (cost $39,399)		$ 39,399
	Total Investments (cost $1,021,873)	102.6%	$ 882,391
	Other Assets and Liabilities	(2.6)%	(22,104)
	Total Net Assets	100.0%	$ 860,287

The accompanying notes are an integral part of these financial statements.
76

Hartford Schroders Sustainable International Core Fund
Schedule of Investments – (continued)
October 31, 2022

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $26,254, representing 3.1% of net assets.
(2)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
SGX Nifty 50 Index Future	1	11/24/2022	$ 36,121	$ 437
Total futures contracts				$ 437
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 54,041	$ —	$ 54,041	$ —
China	50,665	—	50,665	—
Finland	35,523	—	35,523	—
France	49,988	—	49,988	—
Germany	46,179	—	46,179	—
Hong Kong	9,322	—	9,322	—
India	21,833	21,833	—	—
Indonesia	11,755	—	11,755	—
Ireland	20,306	—	20,306	—
Italy	23,570	—	23,570	—
Japan	170,482	—	170,482	—
Netherlands	24,291	—	24,291	—
Norway	5,642	—	5,642	—
Portugal	13,833	—	13,833	—
Singapore	38,261	—	38,261	—
South Korea	30,474	—	30,474	—
Sweden	57,234	—	57,234	—
Switzerland	7,489	—	7,489	—
Taiwan	34,764	11,448	23,316	—
Thailand	5,038	5,038	—	—
United Arab Emirates	9,601	9,601	—	—
United Kingdom	122,701	—	122,701	—
Short-Term Investments	39,399	39,399	—	—
Futures Contracts(2)	437	437	—	—
Total	$ 882,828	$ 87,756	$ 795,072	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
77

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 10.0%
	Auto Manufacturers - 1.2%
$ 3,109,000	General Motors Financial Co., Inc. 2.35%, 02/26/2027	$ 2,630,771
2,116,000	Hyundai Capital America 0.88%, 06/14/2024(1)	1,945,519
		4,576,290
	Commercial Banks - 3.7%
2,200,000	Banco Santander S.A. 1.72%, 09/14/2027, 12 mo. USD CMT + 0.900%(2)	1,789,807
	Barclays plc
2,617,000	2.28%, 11/24/2027, 12 mo. USD CMT + 1.050%(2)	2,160,657
1,664,000	7.33%, 11/02/2026, 12 mo. USD CMT + 3.050%(2)	1,661,305
	HSBC Holdings plc
1,844,000	3.97%, 05/22/2030, 3 mo. USD LIBOR + 1.610%(2)	1,518,962
2,306,000	7.34%, 11/03/2026, 3 mo. USD SOFR + 3.030%	2,311,505
1,421,000	JP Morgan Chase & Co. 2.08%, 04/22/2026, (2.08% fixed rate until 04/22/2025; 3 mo. USD SOFR + 1.850% thereafter)(2)	1,293,396
4,616,000	UniCredit S.p.A. 1.98%, 06/03/2027, 12 mo. USD CMT + 1.200%(1)(2)	3,776,313
		14,511,945
	Diversified Financial Services - 1.5%
6,882,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, 10/29/2026	5,809,973
	Entertainment - 1.0%
4,627,000	Magallanes, Inc. 3.76%, 03/15/2027(1)	4,114,962
	Healthcare - Services - 0.5%
2,563,000	CommonSpirit Health 3.35%, 10/01/2029	2,149,176
	Packaging & Containers - 0.7%
3,220,000	Sealed Air Corp. 1.57%, 10/15/2026(1)	2,694,695
	REITS - 0.4%
1,693,000	Crown Castle, Inc. 1.05%, 07/15/2026	1,424,238
	Semiconductors - 0.8%
	Qorvo, Inc.
800,000	1.75%, 12/15/2024(1)	729,520
2,791,000	4.38%, 10/15/2029	2,378,274
		3,107,794
	Telecommunications - 0.2%
881,000	T-Mobile USA, Inc. 2.40%, 03/15/2029	719,350
	Total Corporate Bonds (cost $45,671,884)	$ 39,108,423
MUNICIPAL BONDS - 78.3%
	California - 14.9%
955,000	Alameda Corridor, CA, Transportation Auth Rev, (AGM Insured) 5.00%, 10/01/2052	$ 952,884
700,000	Brentwood Union School Dist, GO 5.25%, 08/01/2052	732,337
2,835,000	California State Health Facs Finance Auth Rev 5.00%, 04/01/2033	2,929,533
	City of Los Angeles, CA, Department of Airports Rev
460,000	1.25%, 05/15/2028	373,075
70,000	5.00%, 05/15/2029	76,572
355,000	5.00%, 05/15/2031	392,943
	County of Sacramento, CA, Airport System Rev
550,000	5.00%, 07/01/2032	589,399
960,000	5.00%, 07/01/2033	1,017,998
600,000	5.00%, 07/01/2034	626,428
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 78.3% - (continued)
	California - 14.9% - (continued)
$ 2,845,000	Del Mar, CA, Union School Dist, GO 4.00%, 08/01/2046	$ 2,520,294
10,055,000	Elk Grove, CA, Unified School Dist, GO 4.00%, 08/01/2048	8,806,330
2,600,000	Fresno, CA, Unified School Dist, GO 4.00%, 08/01/2052	2,232,115
3,325,000	Golden State, CA, Tobacco Securitization Corp. Rev 3.00%, 06/01/2046	3,011,340
1,000,000	Merced, CA, Union High School Dist, GO 0.00%, 08/01/2034(3)	591,056
200,000	North Orange County, CA, Community College Dist, GO, (NATL Insured) 0.00%, 08/01/2028(3)	159,270
680,000	Peralta Community College Dist, GO 5.50%, 08/01/2052(4)	722,343
5,480,000	Regents of the University of California Medical Center Pooled Rev 4.00%, 05/15/2053	4,582,404
300,000	Rialto, CA, Unified School Dist, GO, (AGM Insured) 0.00%, 08/01/2029(3)	228,739
4,335,000	San Francisco, CA, Bay Area Rapid Transit Dist, GO 4.25%, 08/01/2052	3,986,139
410,000	San Francisco, CA, Community College Dist, GO 2.02%, 06/15/2029	340,050
11,750,000	Sweetwater Union High School Dist GO 5.00%, 08/01/2052	11,963,270
3,805,000	Victor Valley, CA, Community College Dist, GO 4.00%, 08/01/2050	3,224,532
7,640,000	Vista, CA, Unified School Dist GO, (BAM Insured) 5.25%, 08/01/2048	8,088,556
		58,147,607
	Colorado - 1.0%
950,000	City & County of Denver, CO, Airport System Rev 5.00%, 11/15/2032	1,019,450
655,000	Colorado Health Facs Auth Rev 5.25%, 11/01/2052	647,768
2,515,000	Colorado Housing and Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 3.50%, 05/01/2050	2,430,723
		4,097,941
	Connecticut - 0.5%
1,770,000	Connecticut Housing Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	1,753,842
300,000	State of Connecticut, GO 5.00%, 09/15/2030	328,688
		2,082,530
	Delaware - 0.3%
	Delaware Transportation Auth Rev
630,000	5.00%, 09/01/2029	684,883
570,000	5.00%, 09/01/2033	614,520
		1,299,403
	District of Columbia - 1.4%
5,225,000	Dist of Columbia Water & Sewer Auth Rev 5.00%, 10/01/2052	5,367,449
	Florida - 3.7%
11,440,000	Broward County, FL, Convention Center Hotel Rev 4.00%, 01/01/2051	10,112,716
440,000	County of Miami-Dade, FL, Rev 1.15%, 10/01/2025	392,811
	Florida Housing Finance Corp. Rev, (GNMA/FNMA/FHLMC Insured)
295,000	3.00%, 07/01/2051	280,426
2,380,000	3.00%, 07/01/2052	2,234,115

The accompanying notes are an integral part of these financial statements.
78

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 78.3% - (continued)
	Florida - 3.7% - (continued)
$ 650,000	3.50%, 07/01/2051	$ 627,487
645,000	4.00%, 07/01/2049	636,714
		14,284,269
	Georgia - 3.4%
	Georgia Municipal Association, Inc.
35,000	5.00%, 12/01/2027	37,645
25,000	5.00%, 12/01/2028	26,866
80,000	5.00%, 12/01/2029	85,699
35,000	5.00%, 12/01/2033	36,914
	Main Street Natural Gas, Inc., GA, Rev
3,945,000	4.00%, 08/01/2048(5)	3,934,232
8,250,000	4.00%, 03/01/2050(5)	7,919,067
1,520,000	4.00%, 05/01/2052(5)	1,423,324
		13,463,747
	Illinois - 4.5%
475,000	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO 5.00%, 01/01/2029	496,063
695,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	781,017
7,735,000	Chicago, IL, O'Hare International Airport Rev, 5.00%, 01/01/2033	8,095,116
	Illinois Housing Dev Auth Rev, (GNMA/FNMA/FHLMC/COLL Insured)
915,000	3.00%, 04/01/2051	858,291
5,180,000	3.75%, 04/01/2050	5,029,778
1,270,000	3.75%, 04/01/2050	1,232,289
1,030,000	4.50%, 10/01/2048	1,024,976
90,000	Metropolitan Pier & Exposition Auth, IL, Rev, (NATL Insured) 0.00%, 06/15/2028(3)	68,869
		17,586,399
	Indiana - 0.5%
	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC/COLL Insured)
1,345,000	3.00%, 07/01/2050	1,269,228
655,000	4.00%, 07/01/2048	645,666
		1,914,894
	Iowa - 1.8%
	Iowa Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
6,570,000	3.00%, 07/01/2051	6,086,290
545,000	3.25%, 07/01/2050	521,281
475,000	4.00%, 07/01/2048	468,422
		7,075,993
	Kentucky - 1.7%
	Kentucky Public Energy Auth Rev
6,080,000	4.00%, 12/01/2049(5)	5,923,234
650,000	4.00%, 02/01/2050(5)	614,367
		6,537,601
	Louisiana - 2.4%
230,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	229,057
12,250,000	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev 2.50%, 04/01/2036	9,050,762
		9,279,819
	Maine - 0.4%
	Maine Municipal Bond Bank Rev
325,000	5.00%, 09/01/2029	351,265
535,000	5.00%, 09/01/2031	583,047
415,000	5.00%, 09/01/2032	450,549
		1,384,861
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 78.3% - (continued)
	Maryland - 1.4%
$ 6,355,000	Maryland State Transportation Auth Rev 4.00%, 07/01/2050	$ 5,383,097
	Massachusetts - 0.6%
	Commonwealth of Massachusetts, GO
685,000	3.00%, 02/01/2048	483,828
1,685,000	5.00%, 01/01/2035	1,774,218
		2,258,046
	Minnesota - 0.4%
2,055,000	Minneapolis-St. Paul, MN, Metropolitan Airports Commission Rev 4.25%, 01/01/2052	1,724,520
	Mississippi - 0.5%
1,260,000	Mississippi Home Corp. Rev, (GNMA/FNMA/FHLMC Insured) 3.25%, 12/01/2050	1,208,343
645,000	State of Mississippi, GO 5.00%, 06/01/2031	707,056
		1,915,399
	Missouri - 1.3%
	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured)
1,745,000	3.25%, 05/01/2051	1,664,030
955,000	3.50%, 11/01/2050	920,020
1,305,000	4.25%, 05/01/2049	1,291,823
1,135,000	4.75%, 05/01/2049	1,136,725
		5,012,598
	Nebraska - 1.0%
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
3,415,000	3.00%, 09/01/2050	3,231,718
810,000	4.00%, 09/01/2048	796,801
		4,028,519
	Nevada - 0.5%
	Nevada Housing Division Rev, (GNMA/FNMA/FHLMC Insured)
855,000	3.00%, 04/01/2051	802,182
1,080,000	4.00%, 10/01/2049	1,060,127
		1,862,309
	New Jersey - 1.1%
1,430,000	Garden State, NJ, Preservation Trust Rev, (AGM Insured) 5.75%, 11/01/2028	1,525,858
565,000	New Jersey Economic Dev Auth Rev 5.00%, 06/15/2028	583,314
	New Jersey Transportation Trust Fund Auth Rev
140,000	4.00%, 06/15/2035	127,442
1,330,000	5.00%, 12/15/2028	1,384,732
605,000	New Jersey Turnpike Auth Rev 5.00%, 01/01/2029	643,985
		4,265,331
	New Mexico - 1.7%
	New Mexico Mortgage Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
3,805,000	3.00%, 01/01/2051	3,591,620
1,635,000	3.00%, 01/01/2052	1,531,231
1,640,000	4.00%, 01/01/2049	1,613,185
		6,736,036
	New York - 7.3%
	City of New York, NY, GO
760,000	5.00%, 08/01/2032	840,641
4,210,000	5.00%, 08/01/2033	4,517,050
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
2,085,000	4.00%, 08/01/2048	1,769,156

The accompanying notes are an integral part of these financial statements.
79

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 78.3% - (continued)
	New York - 7.3% - (continued)
$ 2,605,000	5.00%, 05/01/2033	$ 2,805,461
6,075,000	New York State Dormitory Auth Rev 3.00%, 03/15/2038	4,664,236
475,000	New York Transportation Dev Corp. Rev 5.00%, 12/01/2028	482,741
	Port Auth of New York & New Jersey Rev
750,000	5.00%, 07/15/2031	802,453
2,585,000	5.00%, 07/15/2033	2,769,586
4,740,000	Triborough Bridge & Tunnel Auth Rev 5.00%, 05/15/2051	4,830,714
6,030,000	Triborough, Bridge & Tunnel Auth, NY, Rev 4.13%, 05/15/2052	5,116,712
		28,598,750
	Ohio - 1.6%
	Ohio Housing Finance Agency Rev
425,000	3.00%, 03/01/2052	400,399
2,905,000	3.25%, 03/01/2050	2,779,094
195,000	4.50%, 09/01/2048	194,138
	Ohio State University Rev
5,000	5.00%, 12/01/2030	5,522
5,000	5.00%, 12/01/2031	5,548
	Ohio Turnpike & Infrastructure Commission Rev
1,680,000	0.00%, 02/15/2038(3)	788,626
1,395,000	0.00%, 02/15/2041(3)	543,424
	State of Ohio, GO
275,000	5.00%, 05/01/2031	304,343
745,000	5.00%, 05/01/2032	817,553
230,000	5.00%, 05/01/2033	253,530
		6,092,177
	Oklahoma - 0.2%
940,000	Oklahoma Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 03/01/2050	919,460
	Pennsylvania - 1.5%
850,000	Allegheny County Sanitary Auth Rev 5.00%, 06/01/2053(4)	856,780
635,000	Commonwealth Finance Auth, PA, Rev 5.00%, 06/01/2032	657,339
1,295,000	Geisinger, PA, Health System Auth Rev 5.00%, 02/15/2032	1,329,156
	Pennsylvania Turnpike Commission Rev
300,000	5.00%, 12/01/2032	321,538
310,000	5.00%, 12/01/2033	330,429
	Philadelphia, PA, Gas Works Co. Rev, (AGM Insured)
440,000	5.00%, 08/01/2029	469,518
910,000	5.00%, 08/01/2030	976,452
820,000	5.00%, 08/01/2033	868,552
		5,809,764
	South Carolina - 1.7%
6,425,000	Patriots Energy Group Financing Agency, SC, Rev 4.00%, 10/01/2048(5)	6,395,452
250,000	Tobacco Settlement Rev Mgmt Auth, SC, Rev 6.38%, 05/15/2030	289,372
		6,684,824
	South Dakota - 0.1%
	South Dakota Conservancy Dist Rev
245,000	5.00%, 08/01/2029	269,218
235,000	5.00%, 08/01/2030	260,612
		529,830
	Tennessee - 1.8%
340,000	Jackson, TN, Health Educational & Housing Facility Board Rev 3.00%, 12/01/2026(5)	334,259
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 78.3% - (continued)
	Tennessee - 1.8% - (continued)
$ 250,000	Metropolitan Nashville, TN, Airport Auth Rev 5.00%, 07/01/2049	$ 244,321
6,085,000	Tennergy Corp., TN, Rev 4.00%, 12/01/2051(5)	5,711,296
925,000	Tennessee Housing Dev Agency Rev 4.50%, 07/01/2049	920,922
		7,210,798
	Texas - 15.0%
	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
605,000	5.00%, 08/15/2030	654,785
455,000	5.00%, 08/15/2031	492,038
610,000	5.00%, 08/15/2032	660,227
3,770,000	5.00%, 08/15/2033	3,986,781
1,495,000	Bexar County, TX, Hospital Dist, GO 4.25%, 02/15/2052	1,307,320
5,975,000	Bullard, TX, Independent School Dist GO, (PSF-GTD Insured) 4.00%, 02/15/2052	5,113,629
	City of Houston, TX, Airport System Rev
2,385,000	5.00%, 07/01/2029	2,546,386
1,325,000	5.00%, 07/01/2030	1,416,677
220,000	City of McKinney, TX, Waterworks & Sewer System Rev 5.00%, 03/15/2031	240,811
745,000	Cleburne Independent School Dist GO, (PSF-GTD Insured) 3.00%, 02/15/2046	537,212
	Clifton, TX, Higher Education Finance Corp., Rev, (PSF-GTD Insured)
210,000	5.00%, 08/15/2028	223,388
810,000	5.00%, 08/15/2029	869,078
270,000	5.00%, 08/15/2030	291,651
320,000	Crandall Independent School Dist, TX, GO 4.00%, 08/15/2052	275,289
1,695,000	Cypress-Fairbanks, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 02/15/2033	1,706,908
	Harris County, TX, Cultural Education Facs Finance Corp. Rev
450,000	5.00%, 11/15/2028	479,045
430,000	5.00%, 11/15/2029	456,956
1,075,000	Hitchcock, TX, Independent School Dist, GO 4.00%, 02/15/2048	930,455
1,900,000	Lamar Consolidated Independent School Dist GO, (PSF-GTD Insured) 3.00%, 02/15/2051	1,301,748
	Lower Colorado River, TX, Auth Rev
370,000	5.00%, 05/15/2029	396,888
140,000	5.00%, 05/15/2030	150,835
3,485,000	Montgomery, TX, Independent School Dist GO, (PSF-GTD Insured) 4.25%, 02/15/2052	3,126,267
	Newark, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
3,079,000	4.00%, 06/15/2047	2,680,956
704,000	4.00%, 06/15/2052	604,144
2,715,000	Northwest, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2048(4)	2,810,354
1,050,000	Sabine-Neches Navigation Dist, GO 5.25%, 02/15/2052	1,085,968
3,765,000	Temple, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.25%, 02/01/2047	3,426,129
	Texas Department of Housing & Community Affairs Rev, (GNMA Insured)
1,765,000	3.00%, 01/01/2052	1,651,371
5,430,000	3.00%, 03/01/2052	5,054,472
1,765,000	3.50%, 03/01/2051	1,685,800
1,040,000	4.00%, 03/01/2050	1,014,473
680,000	4.75%, 03/01/2049	680,381
1,245,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.00%, 12/15/2028	1,261,373

The accompanying notes are an integral part of these financial statements.
80

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 78.3% - (continued)
	Texas - 15.0% - (continued)
$ 2,370,000	Texas Water Dev Board Rev 4.80%, 10/15/2052	$ 2,376,625
880,000	University of Texas Rev 5.00%, 05/15/2035	921,401
	White Settlement, TX, Independent School Dist GO, (PSF-GTD Insured)
4,985,000	4.00%, 08/15/2052	4,269,975
2,125,000	4.13%, 08/15/2052	1,864,751
		58,552,547
	Utah - 0.3%
1,140,000	Intermountain, UT, Power Agency Rev 5.00%, 07/01/2032	1,255,291
	Virginia - 2.3%
	Hampton Roads Transportation, VA, Accountability Commission Rev
450,000	5.00%, 07/01/2031	492,052
415,000	5.00%, 07/01/2032	455,349
5,405,000	Loudoun County Economic Dev Auth Rev 4.00%, 10/01/2052	4,732,570
3,095,000	Virginia College Building Auth Rev 5.00%, 02/01/2032	3,418,917
		9,098,888
	Washington - 1.1%
1,415,000	Energy, WA, Northwest Rev 5.00%, 07/01/2032	1,568,285
	Washington State Housing Finance Commission Rev, (GNMA/FNMA/FHLMC Insured)
1,880,000	4.00%, 12/01/2048	1,852,446
965,000	4.00%, 06/01/2050	946,312
		4,367,043
	Wisconsin - 0.2%
650,000	Wisconsin Health & Educational Facs Auth Rev 5.00%, 04/01/2033	673,482
	Wyoming - 0.2%
865,000	Wyoming Community Dev Auth Rev 4.00%, 06/01/2043	852,704
	Total Municipal Bonds (cost $340,684,191)	$ 306,353,926
U.S. GOVERNMENT AGENCIES - 1.0%
	Mortgage-Backed Agencies - 1.0%
	FHLMC - 0.5%
2,018,196	4.50%, 09/01/2052	$ 1,895,234
	FNMA - 0.5%
1,982,588	5.00%, 10/01/2052	1,911,570
	Total U.S. Government Agencies (cost $3,840,904)	$ 3,806,804
U.S. GOVERNMENT SECURITIES - 9.5%
	U.S. Treasury Securities - 9.5%
	U.S. Treasury Bonds - 5.7%
25,719,000	3.38%, 08/15/2042	$ 22,106,284
	U.S. Treasury Notes - 3.8%
9,526,000	3.00%, 06/30/2024	9,276,315
5,906,000	3.13%, 08/15/2025	5,700,674
		14,976,989
	Total U.S. Government Securities (cost $39,379,535)	$ 37,083,273
	Total Long-Term Investments (cost $429,576,514)	$ 386,352,426
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 2.6%
10,084,158	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(6)		$ 10,084,158
	Total Short-Term Investments (cost $10,084,158)		$ 10,084,158
	Total Investments (cost $439,660,672)	101.4%	$ 396,436,584
	Other Assets and Liabilities	(1.4)%	(5,475,298)
	Total Net Assets	100.0%	$ 390,961,286
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $13,261,009, representing 3.4% of net assets.
(2)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(3)	Security is a zero-coupon bond.
(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $4,338,676 at October 31, 2022.
(5)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(6)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
81

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 39,108,423	$ —	$ 39,108,423	$ —
Municipal Bonds	306,353,926	—	306,353,926	—
U.S. Government Agencies	3,806,804	—	3,806,804	—
U.S. Government Securities	37,083,273	—	37,083,273	—
Short-Term Investments	10,084,158	10,084,158	—	—
Total	$ 396,436,584	$ 10,084,158	$ 386,352,426	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
82

Hartford Schroders US MidCap Opportunities Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.7%
	Banks - 3.7%
122,687	Commerce Bancshares, Inc.	$ 8,691,147
173,893	Fifth Third Bancorp	6,206,241
35,709	First Republic Bank	4,288,651
139,075	Glacier Bancorp, Inc.	7,966,216
		27,152,255
	Capital Goods - 11.1%
237,698	BWX Technologies, Inc.	13,544,032
50,421	Dover Corp.	6,589,521
138,929	Fortune Brands Home & Security, Inc.	8,380,197
193,712	Hexcel Corp.	10,789,758
82,507	IDEX Corp.	18,342,131
39,724	Nordson Corp.	8,937,900
33,000	Snap-on, Inc.	7,327,650
47,761	Trane Technologies plc	7,624,089
		81,535,278
	Commercial & Professional Services - 8.4%
91,371	Copart, Inc.*	10,509,492
120,687	Leidos Holdings, Inc.	12,260,592
445,791	Rentokil Initial plc ADR	13,792,774
62,471	Robert Half International, Inc.	4,776,533
49,413	Verisk Analytics, Inc. Class A	9,034,179
82,755	Waste Connections, Inc.	10,916,212
		61,289,782
	Consumer Services - 2.5%
282,545	Aramark	10,312,893
39,643	Churchill Downs, Inc.	8,242,176
		18,555,069
	Diversified Financials - 3.6%
165,836	Nasdaq, Inc.	10,321,632
68,341	Raymond James Financial, Inc.	8,073,806
145,594	SEI Investments Co.	7,905,754
		26,301,192
	Energy - 4.5%
40,332	Cheniere Energy, Inc.	7,114,968
352,962	Coterra Energy, Inc.	10,987,707
58,789	Diamondback Energy, Inc.	9,236,340
23,464	Pioneer Natural Resources Co.	6,016,404
		33,355,419
	Food, Beverage & Tobacco - 2.0%
60,622	Hershey Co.	14,474,715
	Health Care Equipment & Services - 6.0%
26,554	Chemed Corp.	12,397,266
23,742	Cooper Cos., Inc.	6,490,825
217,719	Encompass Health Corp.	11,852,622
99,494	Masimo Corp.*	13,093,411
		43,834,124
	Insurance - 8.7%
74,003	Arthur J Gallagher & Co.	13,844,481
115,037	Assurant, Inc.	15,628,927
104,419	Globe Life, Inc.	12,062,483
84,778	Reinsurance Group of America, Inc.	12,476,778
220,192	Ryan Specialty Group Holdings, Inc.*	9,875,611
		63,888,280
	Materials - 3.2%
105,759	AptarGroup, Inc.	10,486,005
155,930	Berry Global Group, Inc.*	7,378,607
59,226	International Flavors & Fragrances, Inc.	5,781,050
		23,645,662
	Media & Entertainment - 4.1%
268,777	Interpublic Group of Cos., Inc.	8,006,867
144,553	Match Group, Inc.*	6,244,689
Shares or Principal Amount			Market Value†
COMMON STOCKS - 92.7% - (continued)
	Media & Entertainment - 4.1% - (continued)
277,228	Pinterest, Inc. Class A*		$ 6,819,809
77,013	Take-Two Interactive Software, Inc.*		9,124,500
			30,195,865
	Pharmaceuticals, Biotechnology & Life Sciences - 2.8%
115,863	Catalent, Inc.*		7,615,675
202,308	Royalty Pharma plc Class A		8,561,675
20,644	West Pharmaceutical Services, Inc.		4,750,184
			20,927,534
	Real Estate - 3.4%
68,709	Alexandria Real Estate Equities, Inc. REIT		9,983,418
219,576	American Homes 4 Rent Class A, REIT		7,013,258
376,808	Brixmor Property Group, Inc. REIT		8,029,779
			25,026,455
	Retailing - 3.0%
41,453	Advance Auto Parts, Inc.		7,872,754
40,523	Burlington Stores, Inc.*		5,793,168
149,166	LKQ Corp.		8,299,596
			21,965,518
	Semiconductors & Semiconductor Equipment - 5.4%
90,919	Entegris, Inc.		7,213,513
59,514	First Solar, Inc.*		8,663,453
141,109	Microchip Technology, Inc.		8,712,070
141,729	ON Semiconductor Corp.*		8,706,413
69,810	Skyworks Solutions, Inc.		6,004,358
			39,299,807
	Software & Services - 9.7%
175,007	Amdocs Ltd.		15,104,854
146,214	Dolby Laboratories, Inc. Class A		9,772,944
26,972	EPAM Systems, Inc.*		9,440,200
260,958	Genpact Ltd.		12,656,463
102,232	PTC, Inc.*		12,045,997
61,233	VeriSign, Inc.*		12,274,767
			71,295,225
	Technology Hardware & Equipment - 5.8%
52,172	CDW Corp.		9,015,843
197,164	Ciena Corp.*		9,444,156
56,957	Motorola Solutions, Inc.		14,222,732
24,122	Teledyne Technologies, Inc.*		9,600,074
			42,282,805
	Utilities - 4.8%
165,289	Alliant Energy Corp.		8,623,127
319,852	CenterPoint Energy, Inc.		9,150,966
100,114	CMS Energy Corp.		5,711,504
51,098	Eversource Energy		3,897,755
204,342	FirstEnergy Corp.		7,705,737
			35,089,089
	Total Common Stocks (cost $515,973,622)		$ 680,114,074
SHORT-TERM INVESTMENTS - 6.9%
	Other Investment Pools & Funds - 6.9%
50,458,891	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(1)		$ 50,458,891
	Total Short-Term Investments (cost $50,458,891)		$ 50,458,891
	Total Investments (cost $566,432,513)	99.6%	$ 730,572,965
	Other Assets and Liabilities	0.4%	2,796,011
	Total Net Assets	100.0%	$ 733,368,976

The accompanying notes are an integral part of these financial statements.
83

Hartford Schroders US MidCap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 27,152,255	$ 27,152,255	$ —	$ —
Capital Goods	81,535,278	81,535,278	—	—
Commercial & Professional Services	61,289,782	61,289,782	—	—
Consumer Services	18,555,069	18,555,069	—	—
Diversified Financials	26,301,192	26,301,192	—	—
Energy	33,355,419	33,355,419	—	—
Food, Beverage & Tobacco	14,474,715	14,474,715	—	—
Health Care Equipment & Services	43,834,124	43,834,124	—	—
Insurance	63,888,280	63,888,280	—	—
Materials	23,645,662	23,645,662	—	—
Media & Entertainment	30,195,865	30,195,865	—	—
Pharmaceuticals, Biotechnology & Life Sciences	20,927,534	20,927,534	—	—
Real Estate	25,026,455	25,026,455	—	—
Retailing	21,965,518	21,965,518	—	—
Semiconductors & Semiconductor Equipment	39,299,807	39,299,807	—	—
Software & Services	71,295,225	71,295,225	—	—
Technology Hardware & Equipment	42,282,805	42,282,805	—	—
Utilities	35,089,089	35,089,089	—	—
Short-Term Investments	50,458,891	50,458,891	—	—
Total	$ 730,572,965	$ 730,572,965	$ —	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
84

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.8%
	Automobiles & Components - 1.1%
57,191	Gentherm, Inc.*	$ 3,341,098
	Banks - 10.7%
22,849	Cambridge Bancorp	2,007,285
255,872	First BanCorp	4,040,219
101,218	First Interstate BancSystem, Inc. Class A	4,616,553
111,819	First Merchants Corp.	5,020,673
104,065	Heritage Financial Corp.	3,505,950
111,113	Seacoast Banking Corp. of Florida	3,433,392
48,704	SouthState Corp.	4,404,303
45,793	TriCo Bancshares	2,651,872
88,600	United Community Banks, Inc.	3,411,100
		33,091,347
	Capital Goods - 13.3%
40,805	Albany International Corp. Class A	3,738,554
262,331	Custom Truck One Source, Inc.*(1)	1,817,954
21,468	EnPro Industries, Inc.	2,286,342
37,476	ESCO Technologies, Inc.	3,229,307
57,155	Gibraltar Industries, Inc.*	2,919,477
77,745	Hexcel Corp.	4,330,396
134,667	Maxar Technologies, Inc.	3,008,461
31,484	McGrath Rent Corp.	2,961,070
120,019	Primoris Services Corp.	2,423,184
51,123	Proto Labs, Inc.*	1,952,387
28,644	Simpson Manufacturing Co., Inc.	2,448,489
27,941	Standex International Corp.	2,767,556
87,046	Univar Solutions, Inc.*	2,217,932
15,216	Valmont Industries, Inc.	4,857,252
		40,958,361
	Commercial & Professional Services - 3.7%
46,807	ASGN, Inc.*	3,968,298
213,462	Interface, Inc.	2,414,255
45,380	Science Applications International Corp.	4,916,469
		11,299,022
	Consumer Durables & Apparel - 4.4%
15,656	Cavco Industries, Inc.*	3,548,746
25,949	Oxford Industries, Inc.	2,639,792
38,481	Skyline Champion Corp.*	2,239,979
218,487	Snap One Holdings Corp.*(1)	2,604,365
86,804	Steven Madden Ltd.	2,592,835
		13,625,717
	Diversified Financials - 2.9%
212,955	Compass Diversified Holdings	4,531,682
20,802	Houlihan Lokey, Inc.	1,858,035
303,656	Perella Weinberg Partners Class A	2,392,809
		8,782,526
	Energy - 5.0%
43,609	Cactus, Inc. Class A	2,255,457
98,701	Delek U.S. Holdings, Inc.	2,927,472
69,931	Matador Resources Co.	4,646,915
309,320	Permian Resources Corp. Class A*	3,022,056
176,866	Solaris Oilfield Infrastructure, Inc. Class A	2,408,915
		15,260,815
	Food & Staples Retailing - 1.5%
130,017	Chefs' Warehouse, Inc.*	4,762,523
	Food, Beverage & Tobacco - 3.5%
44,845	Darling Ingredients, Inc.*	3,519,435
285,220	Primo Water Corp.	4,161,360
233,644	Sovos Brands, Inc.*	3,238,306
		10,919,101
	Health Care Equipment & Services - 7.4%
169,353	Enhabit, Inc.*	2,103,364
114,102	Envista Holdings Corp.*	3,766,507
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.8% - (continued)
	Health Care Equipment & Services - 7.4% - (continued)
45,940	Haemonetics Corp.*	$ 3,902,603
35,561	ICU Medical, Inc.*	5,277,608
14,459	Mesa Laboratories, Inc.	1,911,624
70,204	Progyny, Inc.*	3,121,972
31,311	U.S. Physical Therapy, Inc.	2,780,417
		22,864,095
	Insurance - 5.5%
45,533	Axis Capital Holdings Ltd.	2,489,289
83,602	James River Group Holdings Ltd.	2,112,623
79,768	Kemper Corp.	3,802,541
34,703	Reinsurance Group of America, Inc.	5,107,240
74,360	Ryan Specialty Group Holdings, Inc.*	3,335,046
		16,846,739
	Materials - 8.3%
39,298	Ashland Global Holdings, Inc.	4,123,146
38,627	Balchem Corp.	5,400,055
31,050	Eagle Materials, Inc.	3,797,725
196,723	Element Solutions, Inc.	3,383,636
34,271	Materion Corp.	2,937,367
71,039	Mativ, Inc.	1,686,466
73,980	PureCycle Technologies, Inc.*(1)	611,815
121,761	Valvoline, Inc.	3,574,903
		25,515,113
	Media & Entertainment - 2.4%
130,382	Gray Television, Inc.	1,844,905
62,692	IAC, Inc.*	3,051,847
346,691	Stagwell, Inc.*	2,631,385
		7,528,137
	Pharmaceuticals, Biotechnology & Life Sciences - 4.4%
250,884	Evolus, Inc.*(1)	2,147,567
134,686	FibroGen, Inc.*	2,192,688
49,268	Intra-Cellular Therapies, Inc.*	2,250,069
44,334	Natera, Inc.*	2,081,925
38,942	Pacira BioSciences, Inc.*	2,015,638
59,229	Syneos Health, Inc.*	2,983,957
		13,671,844
	Real Estate - 2.7%
141,022	Douglas Emmett, Inc. REIT	2,480,577
175,704	Kennedy-Wilson Holdings, Inc.	2,918,443
50,107	Terreno Realty Corp. REIT	2,863,114
		8,262,134
	Retailing - 1.0%
19,781	Asbury Automotive Group, Inc.*	3,120,453
	Semiconductors & Semiconductor Equipment - 2.9%
192,543	Allegro MicroSystems, Inc.*	4,892,518
69,954	MACOM Technology Solutions Holdings, Inc.*	4,048,238
		8,940,756
	Software & Services - 7.1%
150,993	Box, Inc. Class A*	4,386,347
50,721	CommVault Systems, Inc.*	3,088,402
131,535	LiveRamp Holdings, Inc.*	2,414,983
56,904	Perficient, Inc.*	3,810,861
177,343	Sabre Corp.*	1,030,363
56,587	Teradata Corp.*	1,787,583
61,494	WNS Holdings Ltd. ADR*	5,293,403
		21,811,942
	Technology Hardware & Equipment - 3.3%
52,009	Ciena Corp.*	2,491,231
43,583	Lumentum Holdings, Inc.*	3,244,755
295,481	Viavi Solutions, Inc.*	4,461,763
		10,197,749

The accompanying notes are an integral part of these financial statements.
85

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 94.8% - (continued)
	Utilities - 3.7%
44,732	Avista Corp.		$ 1,835,354
19,774	Chesapeake Utilities Corp.		2,459,490
47,362	ONE Gas, Inc.		3,669,608
46,595	SJW Group		3,293,334
			11,257,786
	Total Common Stocks (cost $247,527,123)		$ 292,057,258
SHORT-TERM INVESTMENTS - 6.9%
	Other Investment Pools & Funds - 5.0%
15,299,820	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(2)		$ 15,299,820
	Securities Lending Collateral - 1.9%
920,577	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(2)		920,577
3,068,589	HSBC US Government Money Market Fund, 3.09%(2)		3,068,589
920,577	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(2)		920,577
920,577	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(2)		920,577
			5,830,320
	Total Short-Term Investments (cost $21,130,140)		$ 21,130,140
	Total Investments (cost $268,657,263)	101.7%	$ 313,187,398
	Other Assets and Liabilities	(1.7)%	(5,243,603)
	Total Net Assets	100.0%	$ 307,943,795
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
86

Hartford Schroders US Small Cap Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 3,341,098	$ 3,341,098	$ —	$ —
Banks	33,091,347	33,091,347	—	—
Capital Goods	40,958,361	40,958,361	—	—
Commercial & Professional Services	11,299,022	11,299,022	—	—
Consumer Durables & Apparel	13,625,717	13,625,717	—	—
Diversified Financials	8,782,526	8,782,526	—	—
Energy	15,260,815	15,260,815	—	—
Food & Staples Retailing	4,762,523	4,762,523	—	—
Food, Beverage & Tobacco	10,919,101	10,919,101	—	—
Health Care Equipment & Services	22,864,095	22,864,095	—	—
Insurance	16,846,739	16,846,739	—	—
Materials	25,515,113	25,515,113	—	—
Media & Entertainment	7,528,137	7,528,137	—	—
Pharmaceuticals, Biotechnology & Life Sciences	13,671,844	13,671,844	—	—
Real Estate	8,262,134	8,262,134	—	—
Retailing	3,120,453	3,120,453	—	—
Semiconductors & Semiconductor Equipment	8,940,756	8,940,756	—	—
Software & Services	21,811,942	21,811,942	—	—
Technology Hardware & Equipment	10,197,749	10,197,749	—	—
Utilities	11,257,786	11,257,786	—	—
Short-Term Investments	21,130,140	21,130,140	—	—
Total	$ 313,187,398	$ 313,187,398	$ —	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
87

Hartford Schroders Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBK	Citibank NA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC
UBS	UBS AG
Currency Abbreviations:
BRL	Brazil Real
CLP	Chile Peso
CNY	China Yuan Renminbi
COP	Colombia Peso
EUR	Euro Member Countries
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesia Rupiah
JPY	Japan Yen
MXN	Mexican Peso
MYR	Malaysia Ringgit
PEN	Peru Nuevo Sol
THB	Thailand Baht
USD	United States Dollar
ZAR	South Africa Rand
Index Abbreviations:
CMT	Constant Maturity Treasury Index
SGX	Singapore Exchange
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
Rev	Revenue
VA	Veterans Administration
Other Abbreviations:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
BAM	Build America Mutual Assurance Corp.
Bhd	Berhad
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
KGaA	Kommanditgesellschaft Auf Aktien
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
NVDR	Non-Voting Depositary Receipt
Nyrt	New York REIT Inc
PJSC	Private Joint Stock Company
PSF-GTD	Permanent School Fund Guaranteed
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
Tbk	Terbuka

88

Hartford Schroders Funds
 Statements of Assets and Liabilities
October 31, 2022

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Hartford Schroders International Contrarian Value Fund
Assets:
Investments in securities, at market value(1)	$ 53,814,630	$ 6,855,554	$ 4,819,175,531	$ 27,866,226	$ 903,091
Cash	—	—	—	4,025	—
Cash collateral due from broker on futures contracts	—	—	39	—	—
Cash collateral held for securities on loan	—	466	688,371	51,173	—
Foreign currency	5,968	21,869	9,778,750	30,369	—
Unrealized appreciation on foreign currency contracts	—	—	—	220,994	—
Receivables:
From affiliates	14,708	22,952	—	12,442	14,429
Investment securities sold	223,066	50,476	25,808,601	—	—
Fund shares sold	2,079,869	48	48,407,009	1,346	—
Dividends and interest	6,917	6,494	3,854,106	558,246	2,004
Securities lending income	—	—	82,901	939	—
Tax reclaims	—	256	80,224	30,358	608
Other assets	28,809	42,236	224,426	66,529	—
Total assets	56,173,967	7,000,351	4,908,099,958	28,842,647	920,132
Liabilities:
Due to custodian	—	15	—	—	—
Unrealized depreciation on foreign currency contracts	—	—	—	128,443	—
Due to custodian - foreign currency	—	—	—	—	18
Obligation to return securities lending collateral	—	9,316	13,767,428	1,023,465	—
Payables:
Investment securities purchased	160,143	40,334	12,987,227	68,839	—
Fund shares redeemed	—	—	35,304,830	436	—
Investment management fees	44,379	5,039	4,246,500	16,519	463
Transfer agent fees	2,754	51	652,691	2,217	142
Accounting services fees	1,699	244	140,443	881	29
Board of Directors' fees	238	28	18,743	101	—
Foreign taxes	—	3,181	13,685,621	146	—
Distribution fees	40	—	3,793	—	—
Accrued expenses	35,344	47,691	1,387,865	35,514	44,432
Total liabilities	244,597	105,899	82,195,141	1,276,561	45,084
Net assets	$ 55,929,370	$ 6,894,452	$ 4,825,904,817	$ 27,566,086	$ 875,048
Summary of Net Assets:
Capital stock and paid-in-capital	$ 85,997,248	$ 10,034,170	$ 5,940,242,364	$ 50,416,231	$ 999,999
Distributable earnings (loss)	(30,067,878)	(3,139,718)	(1,114,337,547)	(22,850,145)	(124,951)
Net assets	$ 55,929,370	$ 6,894,452	$ 4,825,904,817	$ 27,566,086	$ 875,048
Shares authorized	300,000,000	650,000,000	1,425,000,000	500,000,000	100,000,000
Par value	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ —
Class A: Net asset value per share	$ 10.14	$ 6.87	$ 13.24	$ 6.21	$ —
Maximum offering price per share	10.73	7.27	14.01	6.50	—
Shares outstanding	41,413	1,521	5,355,272	163,793	—
Net Assets	$ 419,980	$ 10,451	$ 70,885,622	$ 1,017,901	$ —
Class C: Net asset value per share	$ 10.01	$ 6.83	$ 12.96	$ 6.19	$ —
Shares outstanding	12,807	1,061	314,151	10,564	—
Net Assets	$ 128,189	$ 7,251	$ 4,070,961	$ 65,424	$ —
Class I: Net asset value per share	$ 10.17	$ 6.89	$ 13.20	$ 6.20	$ 8.75
Shares outstanding	858,240	1,061	128,213,514	1,191,775	50,000
Net Assets	$ 8,730,067	$ 7,309	$ 1,691,881,500	$ 7,394,255	$ 437,525
Class R3: Net asset value per share	$ —	$ —	$ 13.11	$ 6.22	$ —
Shares outstanding	—	—	5,770	4,396	—
Net Assets	$ —	$ —	$ 75,618	$ 27,364	$ —
Class R4: Net asset value per share	$ —	$ —	$ 13.23	$ 6.21	$ —
Shares outstanding	—	—	378,927	1,430	—
Net Assets	$ —	$ —	$ 5,012,531	$ 8,887	$ —
The accompanying notes are an integral part of these financial statements.
89

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Hartford Schroders International Contrarian Value Fund
Class R5: Net asset value per share	$ —	$ —	$ 13.20	$ 6.20	$ —
Shares outstanding	—	—	22,300	1,446	—
Net Assets	$ —	$ —	$ 294,443	$ 8,967	$ —
Class Y: Net asset value per share	$ 10.19	$ 6.89	$ 13.24	$ 6.20	$ —
Shares outstanding	130,336	1,422	7,347,901	407,999	—
Net Assets	$ 1,327,830	$ 9,796	$ 97,257,198	$ 2,530,831	$ —
Class F: Net asset value per share	$ 10.20	$ 6.82	$ 13.21	$ 5.80	$ —
Shares outstanding	4,192,703	1,061	50,065,445	1,657	—
Net Assets	$ 42,772,165	$ 7,240	$ 661,402,873	$ 9,604	$ —
Class SDR: Net asset value per share	$ 10.20	$ 6.87	$ 13.24	$ 6.20	$ 8.75
Shares outstanding	250,000	997,550	173,392,371	2,659,804	50,000
Net Assets	$ 2,551,139	$ 6,852,405	$ 2,295,024,071	$ 16,502,853	$ 437,523
Cost of investments	$ 75,955,100	$ 8,955,478	$ 5,241,373,791	$ 32,807,184	$ 1,038,510
Cost of foreign currency	$ 5,969	$ 21,904	$ 9,806,565	$ 30,063	$ (42)
(1) Includes Investment in securities on loan, at market value	$ —	$ 8,739	$ 13,022,460	$ 973,390	$ —
The accompanying notes are an integral part of these financial statements.
90

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Securitized Income Fund	Hartford Schroders Sustainable International Core Fund	Hartford Schroders Tax-Aware Bond Fund
Assets:
Investments in securities, at market value(1)	$ 2,127,852,505	$ 3,555,344,950	$ 64,645,873	$ 882,391	$ 396,436,584
Cash collateral due from broker on futures contracts	—	—	210,233	1,980	—
Cash collateral held for securities on loan	1,142,936	220,893	—	—	—
Foreign currency	5,115,143	543,918	5,734	161	—
Unrealized appreciation on foreign currency contracts	605,216	—	105	—	—
Receivables:
From affiliates	—	—	4,682	14,460	40,160
Investment securities sold	9,396,618	15,703,030	—	4,465	1,934,555
Fund shares sold	1,982,290	9,171,627	181	—	1,833,460
Dividends and interest	6,819,551	2,601,931	144,287	1,433	4,039,223
Securities lending income	39,589	117	—	—	—
Variation margin on futures contracts	—	—	—	394	—
Tax reclaims	3,194,027	5,412,565	—	82	—
Other assets	135,237	159,198	23,388	5	81,672
Total assets	2,156,283,112	3,589,158,229	65,034,483	905,371	404,365,654
Liabilities:
Unrealized depreciation on foreign currency contracts	3,623,812	—	8,118	—	—
Obligation to return securities lending collateral	22,858,739	4,417,868	—	—	—
Payables:
Investment securities purchased	7,230,556	35,653,733	2,950,313	—	11,924,695
Fund shares redeemed	3,605,410	10,101,417	4,534	—	1,227,891
Investment management fees	1,245,185	1,917,703	21,513	469	149,829
Transfer agent fees	206,680	420,017	6,045	147	44,432
Accounting services fees	61,843	98,555	2,303	29	14,288
Board of Directors' fees	8,133	12,838	263	—	1,197
Variation margin on futures contracts	—	—	40,069	—	—
Foreign taxes	7,032	415,211	—	—	—
Distribution fees	6,829	11,447	209	—	2,250
Accrued expenses	150,843	151,133	48,437	44,439	39,786
Total liabilities	39,005,062	53,199,922	3,081,804	45,084	13,404,368
Net assets	$ 2,117,278,050	$ 3,535,958,307	$ 61,952,679	$ 860,287	$ 390,961,286
Summary of Net Assets:
Capital stock and paid-in-capital	$ 2,562,225,999	$ 4,217,165,767	$ 71,060,746	$ 999,999	$ 446,605,677
Distributable earnings (loss)	(444,947,949)	(681,207,460)	(9,108,067)	(139,712)	(55,644,391)
Net assets	$ 2,117,278,050	$ 3,535,958,307	$ 61,952,679	$ 860,287	$ 390,961,286
Shares authorized	865,000,000	900,000,000	300,000,000	100,000,000	360,000,000
Par value	$ 0.0001	$ 0.0001	$ 0.0001	$ —	$ 0.0001
Class A: Net asset value per share	$ 8.05	$ 13.66	$ 9.05	$ —	$ 9.48
Maximum offering price per share	8.52	14.46	9.33	—	9.93
Shares outstanding	11,715,507	15,441,414	447,855	—	3,974,338
Net Assets	$ 94,322,022	$ 210,992,295	$ 4,053,805	$ —	$ 37,681,792
Class C: Net asset value per share	$ 8.00	$ 12.88	$ 9.02	$ —	$ 9.50
Shares outstanding	1,217,332	1,189,264	28,207	—	455,187
Net Assets	$ 9,744,129	$ 15,312,747	$ 254,567	$ —	$ 4,323,336
Class I: Net asset value per share	$ 8.05	$ 13.23	$ 9.02	$ 8.60	$ 9.49
Shares outstanding	76,852,605	143,373,752	4,034,686	50,000	26,240,607
Net Assets	$ 618,284,871	$ 1,897,370,720	$ 36,388,404	$ 430,144	$ 248,947,016
Class R3: Net asset value per share	$ 8.03	$ 13.11	$ —	$ —	$ —
Shares outstanding	1,659,266	151,658	—	—	—
Net Assets	$ 13,320,466	$ 1,987,625	$ —	$ —	$ —
Class R4: Net asset value per share	$ 8.03	$ 13.18	$ —	$ —	$ —
Shares outstanding	565,860	274,391	—	—	—
Net Assets	$ 4,543,946	$ 3,617,547	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
91

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Securitized Income Fund	Hartford Schroders Sustainable International Core Fund	Hartford Schroders Tax-Aware Bond Fund
Class R5: Net asset value per share	$ 8.04	$ 13.24	$ —	$ —	$ —
Shares outstanding	1,658,519	1,796,001	—	—	—
Net Assets	$ 13,333,395	$ 23,775,458	$ —	$ —	$ —
Class Y: Net asset value per share	$ 8.04	$ 13.27	$ 9.01	$ —	$ 9.49
Shares outstanding	30,764,179	10,321,603	435,235	—	26,034
Net Assets	$ 247,391,068	$ 136,982,489	$ 3,923,172	$ —	$ 247,022
Class F: Net asset value per share	$ 8.05	$ 13.26	$ 9.01	$ —	$ 9.49
Shares outstanding	58,745,618	52,210,871	218,133	—	5,073,962
Net Assets	$ 472,832,301	$ 692,063,269	$ 1,965,281	$ —	$ 48,151,090
Class SDR: Net asset value per share	$ 8.04	$ 13.24	$ 9.00	$ 8.60	$ 9.48
Shares outstanding	80,071,264	41,819,590	1,707,251	50,000	5,443,951
Net Assets	$ 643,505,852	$ 553,856,157	$ 15,367,450	$ 430,143	$ 51,611,030
Cost of investments	$ 2,303,006,384	$ 3,994,599,673	$ 68,901,224	$ 1,021,873	$ 439,660,672
Cost of foreign currency	$ 5,149,011	$ 543,973	$ 5,802	$ 172	$ —
(1) Includes Investment in securities on loan, at market value	$ 21,298,659	$ 4,220,021	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
92

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Assets:
Investments in securities, at market value(1)	$ 730,572,965	$ 313,187,398
Cash collateral held for securities on loan	—	306,859
Receivables:
From affiliates	—	4,341
Investment securities sold	2,775,854	867,853
Fund shares sold	1,101,472	94,453
Dividends and interest	230,701	36,731
Securities lending income	354	670
Other assets	64,221	61,115
Total assets	734,745,567	314,559,420
Liabilities:
Obligation to return securities lending collateral	—	6,137,179
Payables:
Fund shares redeemed	759,028	162,438
Investment management fees	440,724	220,576
Transfer agent fees	97,357	46,120
Accounting services fees	21,810	11,106
Board of Directors' fees	2,540	1,046
Distribution fees	11,161	2,434
Accrued expenses	43,971	34,726
Total liabilities	1,376,591	6,615,625
Net assets	$ 733,368,976	$ 307,943,795
Summary of Net Assets:
Capital stock and paid-in-capital	$ 550,365,781	$ 263,165,672
Distributable earnings (loss)	183,003,195	44,778,123
Net assets	$ 733,368,976	$ 307,943,795
Shares authorized	500,000,000	500,000,000
Par value	$ 0.0001	$ 0.0001
Class A: Net asset value per share	$ 15.92	$ 26.06
Maximum offering price per share	16.85	27.58
Shares outstanding	6,773,127	1,243,555
Net Assets	$ 107,826,330	$ 32,402,693
Class C: Net asset value per share	$ 15.80	$ 26.07
Shares outstanding	2,625,487	247,017
Net Assets	$ 41,486,297	$ 6,439,767
Class I: Net asset value per share	$ 16.74	$ 27.79
Shares outstanding	23,769,100	6,461,503
Net Assets	$ 397,912,344	$ 179,553,510
Class R3: Net asset value per share	$ 16.26	$ 27.05
Shares outstanding	111,961	36,558
Net Assets	$ 1,819,967	$ 988,748
Class R4: Net asset value per share	$ 16.58	$ 27.51
Shares outstanding	34,048	23,106
Net Assets	$ 564,489	$ 635,633
Class R5: Net asset value per share	$ 16.71	$ 27.77
Shares outstanding	18,467	16,403
Net Assets	$ 308,509	$ 455,496
Class Y: Net asset value per share	$ 16.72	$ 27.79
Shares outstanding	3,627,851	1,238,000
Net Assets	$ 60,674,289	$ 34,407,286
The accompanying notes are an integral part of these financial statements.
93

Hartford Schroders Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Class F: Net asset value per share	$ 16.75	$ 27.87
Shares outstanding	5,279,123	574,796
Net Assets	$ 88,436,350	$ 16,017,264
Class SDR: Net asset value per share	$ 16.79	$ 27.90
Shares outstanding	2,045,685	1,327,657
Net Assets	$ 34,340,401	$ 37,043,398
Cost of investments	$ 566,432,513	$ 268,657,263
(1) Includes Investment in securities on loan, at market value	$ —	$ 5,871,509
The accompanying notes are an integral part of these financial statements.
94

Hartford Schroders Funds
 Statements of Operations
For the Year Ended October 31, 2022

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Hartford Schroders International Contrarian Value Fund(1)
Investment Income:
Dividends	$ 1,170,116	$ 281,797	$ 188,844,881	$ —	$ 16,906
Interest	7,564	4,082	1,649,253	2,220,261	272
Securities lending	—	63	295,633	6,038	—
Less: Foreign tax withheld	(110,468)	(30,768)	(18,202,026)	(11,897)	(1,361)
Total investment income, net	1,067,212	255,174	172,587,741	2,214,402	15,817
Expenses:
Investment management fees	684,468	73,857	60,759,737	246,921	2,577
Transfer agent fees
Class A	1,195	15	215,814	2,267	—
Class C	255	14	6,034	229	—
Class I	12,990	12	3,920,809	13,801	394
Class R3	—	—	188	64	—
Class R4	—	—	7,969	17	—
Class R5	—	—	429	12	—
Class Y	312	7	863,898	1,791	—
Class F	318	—	4,259	—	—
Class SDR	132	182	6,326	385	8
Distribution fees
Class A	1,506	15	216,429	3,005	—
Class C	1,713	58	70,834	919	—
Class R3	—	—	430	146	—
Class R4	—	—	12,642	25	—
Custodian fees	19,075	42,583	1,194,414	11,613	3,988
Registration and filing fees	90,851	91,812	505,317	116,896	19,240
Accounting services fees	15,240	1,761	858,837	7,059	79
Board of Directors' fees	2,051	234	151,874	867	14
Audit and tax fees	27,951	27,748	56,313	30,419	26,025
Legal fees	7,206	3,294	83,120	3,895	5,553
Other expenses	7,551	4,903	449,175	9,308	1,105
Total expenses (before waivers, reimbursements and fees paid indirectly)	872,814	246,495	69,384,848	449,639	58,983
Expense waivers	(94,055)	(168,225)	—	(156,787)	(56,209)
Distribution fee reimbursements	(1,937)	(13)	(123)	(204)	—
Total waivers, reimbursements and fees paid indirectly	(95,992)	(168,238)	(123)	(156,991)	(56,209)
Total expenses	776,822	78,257	69,384,725	292,648	2,774
Net Investment Income (Loss)	290,390	176,917	103,203,016	1,921,754	13,043
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(7,518,212)	(1,084,206)	(462,727,121)	(6,178,042)	(1,544)
Less: Foreign taxes paid on realized capital gains	—	—	(1,975,506)	(1,452)	—
Futures contracts	—	(100,934)	—	311,788	(164)
Swap contracts	—	—	—	40,387	—
Foreign currency contracts	—	637	(256)	84,919	—
Other foreign currency transactions	(25,434)	(11,226)	(3,653,303)	(34,313)	(851)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(7,543,646)	(1,195,729)	(468,356,186)	(5,776,713)	(2,559)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(22,880,735)	(2,182,196)	(2,069,675,995)	(4,708,281)	(135,419)
Futures contracts	—	9,512	—	—	—
Swap contracts	—	—	—	(2,167)	—
Foreign currency contracts	—	(2,100)	—	89,254	—
Translation of other assets and liabilities in foreign currencies	(522)	131	28,616	(2,371)	(16)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(22,881,257)	(2,174,653)	(2,069,647,379)	(4,623,565)	(135,435)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(30,424,903)	(3,370,382)	(2,538,003,565)	(10,400,278)	(137,994)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (30,134,513)	$ (3,193,465)	$ (2,434,800,549)	$ (8,478,524)	$ (124,951)
The accompanying notes are an integral part of these financial statements.
95

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	Hartford Schroders China A Fund	Hartford Schroders Diversified Emerging Markets Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Hartford Schroders International Contrarian Value Fund(1)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ (3,181)	$ 1,697,949	$ 6,164	$ —

(1)	Commenced operations on May 24, 2022.
The accompanying notes are an integral part of these financial statements.
96

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Securitized Income Fund	Hartford Schroders Sustainable International Core Fund(1)	Hartford Schroders Tax-Aware Bond Fund
Investment Income:
Dividends	$ 113,379,452	$ 106,253,445	$ 16,985	$ 11,742	$ —
Interest	675,335	292	2,802,570	438	9,850,108
Securities lending	1,147,780	423,909	—	—	4,091
Less: Foreign tax withheld	(11,894,791)	(9,209,109)	—	(1,131)	—
Total investment income, net	103,307,776	97,468,537	2,819,555	11,049	9,854,199
Expenses:
Investment management fees	17,540,435	24,665,976	408,037	2,635	1,822,310
Transfer agent fees
Class A	127,163	290,781	1,069	—	28,217
Class C	14,046	20,291	350	—	5,427
Class I	760,003	2,021,018	44,142	404	224,656
Class R3	34,420	3,436	—	—	—
Class R4	9,075	6,974	—	—	—
Class R5	16,643	25,957	—	—	—
Class Y	324,680	219,353	698	—	302
Class F	6,890	2,227	82	—	436
Class SDR	31,551	17,272	303	8	1,047
Distribution fees
Class A	262,094	650,977	11,814	—	125,655
Class C	132,674	194,048	3,761	—	56,176
Class R3	78,332	7,826	—	—	—
Class R4	13,402	10,293	—	—	—
Custodian fees	168,748	141,078	7,011	3,988	8,800
Registration and filing fees	230,417	573,879	96,131	19,240	115,294
Accounting services fees	370,015	553,202	19,260	81	75,172
Board of Directors' fees	64,992	103,843	2,400	14	10,258
Audit and tax fees	57,989	35,392	43,451	26,025	30,567
Legal fees	36,542	53,518	7,674	5,573	8,754
Other expenses	163,488	325,495	13,242	1,107	30,873
Total expenses (before waivers, reimbursements and fees paid indirectly)	20,443,599	29,922,836	659,425	59,075	2,543,944
Expense waivers	—	—	(75,858)	(56,237)	(416,018)
Transfer agent fee waivers	(65,404)	—	—	—	—
Distribution fee reimbursements	(9,140)	(611)	(9,034)	—	(122)
Total waivers, reimbursements and fees paid indirectly	(74,544)	(611)	(84,892)	(56,237)	(416,140)
Total expenses	20,369,055	29,922,225	574,533	2,838	2,127,804
Net Investment Income (Loss)	82,938,721	67,546,312	2,245,022	8,211	7,726,395
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(214,309,392)	(284,283,223)	(2,323,017)	(11,282)	(13,451,696)
Futures contracts	(25,925,224)	—	(1,617,622)	3,292	880,616
Foreign currency contracts	24,730,173	—	1,299,541	—	—
Other foreign currency transactions	(3,794,523)	(1,614,382)	(98,270)	(812)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(219,298,966)	(285,897,605)	(2,739,368)	(8,802)	(12,571,080)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(389,818,772)	(984,543,869)	(4,806,423)	(139,482)	(51,658,079)
Futures contracts	(11,758)	—	(538,674)	437	(403,918)
Foreign currency contracts	(4,739,630)	—	(101,994)	—	—
Translation of other assets and liabilities in foreign currencies	(384,713)	(379,189)	25,108	(76)	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(394,954,873)	(984,923,058)	(5,421,983)	(139,121)	(52,061,997)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(614,253,839)	(1,270,820,663)	(8,161,351)	(147,923)	(64,633,077)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (531,315,118)	$ (1,203,274,351)	$ (5,916,329)	$ (139,712)	$ (56,906,682)
The accompanying notes are an integral part of these financial statements.
97

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Securitized Income Fund	Hartford Schroders Sustainable International Core Fund(1)	Hartford Schroders Tax-Aware Bond Fund
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ (7,032)	$ 750,427	$ —	$ —	$ —

(1)	Commenced operations on May 24, 2022.
The accompanying notes are an integral part of these financial statements.
98

Hartford Schroders Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Investment Income:
Dividends	$ 10,101,827	$ 3,262,307
Interest	265,753	122,920
Securities lending	354	28,822
Less: Foreign tax withheld	(12,056)	(23,897)
Total investment income, net	10,355,878	3,390,152
Expenses:
Investment management fees	5,673,763	2,900,886
Transfer agent fees
Class A	122,054	48,555
Class C	49,132	10,309
Class I	377,996	192,484
Class R3	4,262	2,769
Class R4	1,219	1,079
Class R5	509	570
Class Y	75,030	39,639
Class F	1,129	327
Class SDR	1,427	1,364
Distribution fees
Class A	264,878	88,268
Class C	477,690	72,833
Class R3	9,701	6,363
Class R4	1,795	1,590
Custodian fees	9,605	12,747
Registration and filing fees	137,281	125,705
Accounting services fees	123,303	62,815
Board of Directors' fees	19,679	8,277
Audit and tax fees	22,680	22,704
Legal fees	13,800	8,132
Other expenses	74,993	38,856
Total expenses (before waivers, reimbursements and fees paid indirectly)	7,461,926	3,646,272
Expense waivers	—	(47,913)
Distribution fee reimbursements	(1,204)	(981)
Total waivers, reimbursements and fees paid indirectly	(1,204)	(48,894)
Total expenses	7,460,722	3,597,378
Net Investment Income (Loss)	2,895,156	(207,226)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	18,630,891	1,385,585
Other foreign currency transactions	32	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	18,630,923	1,385,585
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(102,931,957)	(44,687,496)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(102,931,957)	(44,687,496)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(84,301,034)	(43,301,911)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (81,405,878)	$ (43,509,137)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —
The accompanying notes are an integral part of these financial statements.
99

Hartford Schroders Funds
 Statements of Changes in Net Assets

	Hartford Schroders China A Fund		Hartford Schroders Diversified Emerging Markets Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Period Ended October 31, 2021(1)
Operations:
Net investment income (loss)	$ 290,390	$ (22,780)	$ 176,917	$ (2,220)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(7,543,646)	458,633	(1,195,729)	35,242
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(22,881,257)	(997,792)	(2,174,653)	71,701
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,134,513)	(561,939)	(3,193,465)	104,723
Distributions to Shareholders:
Class A	(10,069)	(51,074)	—	—
Class C	(2,700)	(17,324)	—	—
Class I	(104,164)	(23,649)	—	—
Class Y	(39,890)	(16,158)	—	—
Class F	(899,258)	(324,076)	—	—
Class SDR	(52,837)	(383,976)	(50,976)	—
Total distributions	(1,108,918)	(816,257)	(50,976)	—
Capital Share Transactions:
Sold	29,473,307	106,251,339	58,666	10,000,010
Issued on reinvestment of distributions	1,053,228	432,281	25,504	—
Redeemed	(22,346,182)	(34,134,687)	(50,000)	(10)
Net increase (decrease) from capital share transactions	8,180,353	72,548,933	34,170	10,000,000
Net Increase (Decrease) in Net Assets	(23,063,078)	71,170,737	(3,210,271)	10,104,723
Net Assets:
Beginning of period	78,992,448	7,821,711	10,104,723	—
End of period	$ 55,929,370	$ 78,992,448	$ 6,894,452	$ 10,104,723

(1)	Commenced operations on September 30, 2021.
The accompanying notes are an integral part of these financial statements.
100

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders Emerging Markets Equity Fund		Hartford Schroders Emerging Markets Multi-Sector Bond Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 103,203,016	$ 68,766,050	$ 1,921,754	$ 2,244,030
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(468,356,186)	191,629,190	(5,776,713)	507,882
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,069,647,379)	384,427,436	(4,623,565)	628,875
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,434,800,549)	644,822,676	(8,478,524)	3,380,787
Distributions to Shareholders:
From distributable earnings:
Class A	(151,824)	(5,312,511)	(54,191)	(69,629)
Class C	(23,946)	—	(3,458)	(5,800)
Class I	(27,092,330)	(13,377,299)	(579,078)	(808,597)
Class R3	(703)	(330)	(1,290)	(1,124)
Class R4	(51,898)	(37,977)	(463)	(447)
Class R5	(5,062)	(2,909)	(492)	(484)
Class Y	(13,184,071)	(589,255)	(139,376)	(109,352)
Class F	(13,622,640)	(9,554,982)	(572)	(563)
Class SDR	(31,667,545)	(14,545,085)	(918,507)	(1,083,054)
From return of capital:
Class A	—	—	(8,116)	—
Class C	—	—	(513)	—
Class I	—	—	(86,311)	—
Class R3	—	—	(194)	—
Class R4	—	—	(69)	—
Class R5	—	—	(74)	—
Class Y	—	—	(20,978)	—
Class F	—	—	(86)	—
Class SDR	—	—	(138,241)	—
Total distributions	(85,800,019)	(43,420,348)	(1,952,009)	(2,079,050)
Capital Share Transactions:
Sold	5,086,373,116	4,842,961,004	5,791,384	25,345,037
Issued on reinvestment of distributions	58,740,454	32,176,805	1,951,740	2,078,786
Redeemed	(4,540,386,396)	(2,926,986,156)	(14,227,849)	(44,370,189)
Net increase (decrease) from capital share transactions	604,727,174	1,948,151,653	(6,484,725)	(16,946,366)
Net Increase (Decrease) in Net Assets	(1,915,873,394)	2,549,553,981	(16,915,258)	(15,644,629)
Net Assets:
Beginning of period	6,741,778,211	4,192,224,230	44,481,344	60,125,973
End of period	$ 4,825,904,817	$ 6,741,778,211	$ 27,566,086	$ 44,481,344
The accompanying notes are an integral part of these financial statements.
101

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders International Contrarian Value Fund	Hartford Schroders International Multi-Cap Value Fund
	For the Period Ended October 31, 2022(2)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 13,043	$ 82,938,721	$ 58,285,565
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(2,559)	(219,298,966)	200,522,634
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(135,435)	(394,954,873)	379,254,167
Net Increase (Decrease) in Net Assets Resulting from Operations	(124,951)	(531,315,118)	638,062,366
Distributions to Shareholders:
Class A	—	(3,151,213)	(1,921,493)
Class C	—	(294,121)	(224,044)
Class I	—	(23,679,132)	(17,086,178)
Class R3	—	(416,460)	(328,949)
Class R4	—	(158,198)	(103,502)
Class R5	—	(503,439)	(473,876)
Class Y	—	(9,900,359)	(6,351,823)
Class F	—	(18,702,771)	(12,981,174)
Class SDR	—	(26,659,683)	(20,557,285)
Total distributions	—	(83,465,376)	(60,028,324)
Capital Share Transactions:
Sold	1,000,020	926,405,981	1,001,256,584
Issued on reinvestment of distributions	—	75,457,113	53,767,304
Redeemed	(21)	(873,580,501)	(778,260,331)
Net increase (decrease) from capital share transactions	999,999	128,282,593	276,763,557
Net Increase (Decrease) in Net Assets	875,048	(486,497,901)	854,797,599
Net Assets:
Beginning of period	—	2,603,775,951	1,748,978,352
End of period	$ 875,048	$ 2,117,278,050	$ 2,603,775,951

(2)	Commenced operations on May 24, 2022.
The accompanying notes are an integral part of these financial statements.
102

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders International Stock Fund		Hartford Schroders Securitized Income Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 67,546,312	$ 28,141,682	$ 2,245,022	$ 1,883,904
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(285,897,605)	29,254,959	(2,739,368)	(765,136)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(984,923,058)	436,588,606	(5,421,983)	1,579,512
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,203,274,351)	493,985,247	(5,916,329)	2,698,280
Distributions to Shareholders:
Class A	(4,534,577)	(32,727)	(109,491)	(84,434)
Class C	(184,966)	—	(5,018)	(3,248)
Class I	(38,891,433)	(2,419,301)	(1,612,430)	(1,292,341)
Class R3	(16,060)	—	—	—
Class R4	(72,581)	(701)	—	—
Class R5	(502,674)	(52,125)	—	—
Class Y	(4,809,155)	(340,321)	(110,676)	(72,758)
Class F	(13,376,220)	(990,397)	(57,621)	(39,737)
Class SDR	(9,695,197)	(872,187)	(511,605)	(399,130)
Total distributions	(72,082,863)	(4,707,759)	(2,406,841)	(1,891,648)
Capital Share Transactions:
Sold	2,658,324,156	2,595,240,179	24,268,122	65,753,561
Issued on reinvestment of distributions	67,165,273	4,373,503	2,196,248	1,653,658
Redeemed	(1,545,627,305)	(483,052,970)	(81,797,891)	(36,531,227)
Net increase (decrease) from capital share transactions	1,179,862,124	2,116,560,712	(55,333,521)	30,875,992
Net Increase (Decrease) in Net Assets	(95,495,090)	2,605,838,200	(63,656,691)	31,682,624
Net Assets:
Beginning of period	3,631,453,397	1,025,615,197	125,609,370	93,926,746
End of period	$ 3,535,958,307	$ 3,631,453,397	$ 61,952,679	$ 125,609,370
The accompanying notes are an integral part of these financial statements.
103

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders Sustainable International Core Fund	Hartford Schroders Tax-Aware Bond Fund
	For the Period Ended October 31, 2022(2)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 8,211	$ 7,726,395	$ 5,775,902
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(8,802)	(12,571,080)	5,653,116
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(139,121)	(52,061,997)	(6,174,421)
Net Increase (Decrease) in Net Assets Resulting from Operations	(139,712)	(56,906,682)	5,254,597
Distributions to Shareholders:
Class A	—	(1,605,764)	(1,450,548)
Class C	—	(126,622)	(129,755)
Class I	—	(8,157,871)	(7,512,352)
Class Y	—	(8,866)	(5,542)
Class F	—	(1,246,693)	(913,441)
Class SDR	—	(1,969,376)	(1,616,470)
Total distributions	—	(13,115,192)	(11,628,108)
Capital Share Transactions:
Sold	1,000,020	245,198,906	153,934,962
Issued on reinvestment of distributions	—	10,578,397	9,364,337
Redeemed	(21)	(250,656,258)	(144,506,187)
Net increase (decrease) from capital share transactions	999,999	5,121,045	18,793,112
Net Increase (Decrease) in Net Assets	860,287	(64,900,829)	12,419,601
Net Assets:
Beginning of period	—	455,862,115	443,442,514
End of period	$ 860,287	$ 390,961,286	$ 455,862,115

(2)	Commenced operations on May 24, 2022.
The accompanying notes are an integral part of these financial statements.
104

Hartford Schroders Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders US MidCap Opportunities Fund		Hartford Schroders US Small Cap Opportunities Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 2,895,156	$ 623,135	$ (207,226)	$ (329,984)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	18,630,923	122,807,700	1,385,585	48,336,250
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(102,931,957)	138,362,727	(44,687,496)	56,709,046
Net Increase (Decrease) in Net Assets Resulting from Operations	(81,405,878)	261,793,562	(43,509,137)	104,715,312
Distributions to Shareholders:
Class A	(15,162,114)	(69,958)	(4,292,084)	—
Class C	(7,632,003)	—	(921,789)	—
Class I	(61,840,766)	(1,312,243)	(22,681,914)	(89,287)
Class R3	(288,955)	—	(148,641)	—
Class R4	(116,572)	—	(76,371)	—
Class R5	(101,815)	(3,796)	(73,241)	(462)
Class Y	(10,739,172)	(258,077)	(4,006,301)	(27,753)
Class F	(11,385,090)	(265,270)	(1,840,382)	(25,755)
Class SDR	(5,005,028)	(175,684)	(3,566,355)	(57,905)
Total distributions	(112,271,515)	(2,085,028)	(37,607,078)	(201,162)
Capital Share Transactions:
Sold	195,719,583	149,305,285	82,976,378	87,392,291
Issued on reinvestment of distributions	108,437,249	2,008,748	36,489,337	197,351
Redeemed	(218,180,334)	(211,486,538)	(89,585,740)	(66,867,177)
Net increase (decrease) from capital share transactions	85,976,498	(60,172,505)	29,879,975	20,722,465
Net Increase (Decrease) in Net Assets	(107,700,895)	199,536,029	(51,236,240)	125,236,615
Net Assets:
Beginning of period	841,069,871	641,533,842	359,180,035	233,943,420
End of period	$ 733,368,976	$ 841,069,871	$ 307,943,795	$ 359,180,035
The accompanying notes are an integral part of these financial statements.
105

Hartford Schroders Funds
Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders China A Fund
For the Year Ended October 31, 2022
A	$ 15.80	$ (0.02)	$ (5.43)	$ (5.45)	$ —	$ (0.21)	$ —	$ (0.21)	$ 10.14	(35.01)%	$ 420	1.57%	1.45%	(0.16)%	65%
C	15.59	(0.01)	(5.36)	(5.37)	—	(0.21)	—	(0.21)	10.01	(34.97)	128	2.27	1.38	(0.07)	65
I	15.81	0.04	(5.47)	(5.43)	—	(0.21)	—	(0.21)	10.17	(34.86)	8,730	1.24	1.15	0.34	65
Y	15.82	0.03	(5.45)	(5.42)	—	(0.21)	—	(0.21)	10.19	(34.77)	1,328	1.13	1.11	0.22	65
F	15.82	0.06	(5.47)	(5.41)	—	(0.21)	—	(0.21)	10.20	(34.71)	42,772	1.12	0.99	0.41	65
SDR	15.83	0.04	(5.46)	(5.42)	—	(0.21)	—	(0.21)	10.20	(34.75)	2,551	1.13	0.99	0.32	65
For the Year Ended October 31, 2021
A	$ 15.06	$ (0.05)	$ 2.25	$ 2.20	$ (0.00) (4)	$ (1.46)	$ —	$ (1.46)	$ 15.80	15.20%	$ 781	1.94%	1.42%	(0.28)%	73%
C	14.98	(0.18)	2.25	2.07	—	(1.46)	—	(1.46)	15.59	14.31	199	2.66	2.19	(1.14)	73
I	15.08	(0.03)	2.27	2.24	(0.05)	(1.46)	—	(1.51)	15.81	15.45	7,776	1.65	1.15	(0.19)	73
Y	15.08	0.14	2.12	2.26	(0.06)	(1.46)	—	(1.52)	15.82	15.57	2,987	1.55	1.11	0.88	73
F	15.09	(0.03)	2.30	2.27	(0.08)	(1.46)	—	(1.54)	15.82	15.63	63,292	1.54	0.99	(0.18)	73
SDR	15.09	0.01	2.27	2.28	(0.08)	(1.46)	—	(1.54)	15.83	15.70	3,957	1.54	0.99	0.06	73
For the Period Ended October 31, 2020(5)
A	$ 10.00	$ 0.04	$ 5.02	$ 5.06	$ —	$ —	$ —	$ —	$ 15.06	50.60% (6)	$ 369	4.28% (7)	1.29% (7)	0.55% (7)	46%
C	10.00	0.00 (4)	4.98	4.98	—	—	—	—	14.98	49.80 (6)	178	5.08 (7)	2.22 (7)	(0.04) (7)	46
I	10.00	0.07	5.01	5.08	—	—	—	—	15.08	50.80 (6)	183	4.01 (7)	1.15 (7)	0.93 (7)	46
Y	10.00	0.09	4.99	5.08	—	—	—	—	15.08	50.80 (6)	151	3.95 (7)	1.10 (7)	1.14 (7)	46
F	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90 (6)	3,169	3.85 (7)	0.99 (7)	1.24 (7)	46
SDR	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90 (6)	3,772	3.85 (7)	0.99 (7)	1.24 (7)	46
Hartford Schroders Diversified Emerging Markets Fund
For the Period Ended October 31, 2022
A (8)	$ 9.42	$ 0.14	$ (2.69)	$ (2.55)	$ —	$ —	$ —	$ —	$ 6.87	(27.07)% (6)	$ 10	3.81% (7)	0.88% (7)	2.63% (7)	98%
C (8)	9.42	0.11	(2.70)	(2.59)	—	—	—	—	6.83	(27.50) (6)	7	4.55 (7)	1.68 (7)	1.92 (7)	98
I (8)	9.42	0.16	(2.69)	(2.53)	—	—	—	—	6.89	(26.86) (6)	7	3.50 (7)	0.58 (7)	2.96 (7)	98
Y (8)	9.42	0.17	(2.70)	(2.53)	—	—	—	—	6.89	(26.86) (6)	10	3.42 (7)	0.53 (7)	3.02 (7)	98
F (8)	9.42	0.15	(2.75)	(2.60)	—	—	—	—	6.82	(27.60) (6)	7	3.31 (7)	0.89 (7)	2.65 (7)	98
SDR	10.10	0.18	(3.36)	(3.18)	(0.03)	(0.02)	—	(0.05)	6.87	(31.63)	6,852	2.80	0.89	2.01	98
For the Period EndedOctober 31, 2021(9)
SDR	$ 10.00	$ —(4)	$ 0.10	$ 0.10	$ —	$ —	$ —	$ —	$ 10.10	1.00% (6)	$ 10,105	4.69% (7)	0.89% (7)	(0.26)% (7)	9% (10)
Hartford Schroders Emerging Markets Equity Fund
For the Year Ended October 31, 2022
A	$ 20.05	$ 0.22	$ (7.00)	$ (6.78)	$ (0.03)	$ —	$ —	$ (0.03)	$ 13.24	(33.86)%	$ 70,886	1.56%	1.56%	1.29%	39%
C	19.76	0.11	(6.86)	(6.75)	(0.05)	—	—	(0.05)	12.96	(34.23)	4,071	2.15	2.15	0.68	39
I	20.13	0.27	(6.97)	(6.70)	(0.23)	—	—	(0.23)	13.20	(33.63)	1,691,881	1.25	1.25	1.62	39
R3	19.99	0.19	(6.93)	(6.74)	(0.14)	—	—	(0.14)	13.11	(33.94)	76	1.78	1.70	1.14	39
R4	20.18	0.23	(7.00)	(6.77)	(0.18)	—	—	(0.18)	13.23	(33.81)	5,013	1.47	1.47	1.39	39
R5	20.14	0.28	(6.98)	(6.70)	(0.24)	—	—	(0.24)	13.20	(33.62)	294	1.18	1.18	1.66	39
Y	20.20	0.31	(7.02)	(6.71)	(0.25)	—	—	(0.25)	13.24	(33.58)	97,257	1.17	1.17	1.82	39
F	20.15	0.30	(6.97)	(6.67)	(0.27)	—	—	(0.27)	13.21	(33.52)	661,403	1.06	1.06	1.78	39
SDR	20.19	0.29	(6.97)	(6.68)	(0.27)	—	—	(0.27)	13.24	(33.50)	2,295,024	1.06	1.06	1.75	39
The accompanying notes are an integral part of these financial statements.
106

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Equity Fund – (continued)
For the Year Ended October 31, 2021
A	$ 17.22	$ 0.06	$ 2.95	$ 3.01	$ (0.18)	$ —	$ —	$ (0.18)	$ 20.05	17.47%	$ 99,011	1.44%	1.44%	0.28%	36%
C	16.93	0.01	2.82	2.83	—	—	—	—	19.76	16.72	8,835	2.13	2.13	0.03	36
I	17.22	0.21	2.86	3.07	(0.16)	—	—	(0.16)	20.13	17.82	2,326,811	1.23	1.23	1.01	36
R3	17.11	0.10	2.85	2.95	(0.07)	—	—	(0.07)	19.99	17.27	100	1.77	1.68	0.47	36
R4	17.29	0.14	2.90	3.04	(0.15)	—	—	(0.15)	20.18	17.57	5,485	1.47	1.47	0.68	36
R5	17.22	0.21	2.86	3.07	(0.15)	—	—	(0.15)	20.14	17.87	412	1.17	1.17	1.01	36
Y	17.25	0.29	2.78	3.07	(0.12)	—	—	(0.12)	20.20	17.82	890,765	1.16	1.16	1.41	36
F	17.24	0.24	2.86	3.10	(0.19)	—	—	(0.19)	20.15	17.99	1,049,336	1.05	1.05	1.15	36
SDR	17.27	0.26	2.85	3.11	(0.19)	—	—	(0.19)	20.19	18.02	2,361,023	1.05	1.05	1.23	36
For the Year Ended October 31, 2020
A	$ 15.78	$ 0.06	$ 1.71	$ 1.77	$ (0.33)	$ —	$ —	$ (0.33)	$ 17.22	11.28%	$ 62,843	1.53%	1.53%	0.40%	52%
C	15.51	(0.05)	1.67	1.62	(0.20)	—	—	(0.20)	16.93	10.51	7,127	2.16	2.16	(0.34)	52
I	15.77	0.10	1.71	1.81	(0.36)	—	—	(0.36)	17.22	11.56	1,443,799	1.25	1.25	0.63	52
R3	15.66	0.03	1.70	1.73	(0.28)	—	—	(0.28)	17.11	11.08	88	1.79	1.71	0.21	52
R4	15.74	0.17	1.62	1.79	(0.24)	—	—	(0.24)	17.29	11.43	4,500	1.43	1.43	1.09	52
R5	15.78	0.11	1.70	1.81	(0.37)	—	—	(0.37)	17.22	11.55	322	1.20	1.20	0.69	52
Y	15.79	0.13	1.70	1.83	(0.37)	—	—	(0.37)	17.25	11.69	505,338	1.18	1.18	0.85	52
F	15.78	0.14	1.71	1.85	(0.39)	—	—	(0.39)	17.24	11.79	861,337	1.08	1.08	0.85	52
SDR	15.81	0.13	1.72	1.85	(0.39)	—	—	(0.39)	17.27	11.77	1,306,890	1.08	1.08	0.83	52
For the Year Ended October 31, 2019
A	$ 14.07	$ 0.29	$ 1.56	$ 1.85	$ (0.14)	$ —	$ —	$ (0.14)	$ 15.78	13.27%	$ 60,356	1.45%	1.45%	1.95%	43%
C	13.86	0.19	1.53	1.72	(0.07)	—	—	(0.07)	15.51	12.50	10,532	2.17	2.17	1.27	43
I	14.06	0.31	1.57	1.88	(0.17)	—	—	(0.17)	15.77	13.54	1,838,077	1.23	1.23	2.07	43
R3	13.98	0.23	1.57	1.80	(0.12)	—	—	(0.12)	15.66	13.01	83	1.79	1.72	1.51	43
R4	14.02	(0.05)	1.95	1.90	(0.18)	—	—	(0.18)	15.74	13.78	26	1.43	1.42	(0.32)	43
R5	14.07	0.33	1.56	1.89	(0.18)	—	—	(0.18)	15.78	13.61	600	1.19	1.19	2.19	43
Y	14.09	0.32	1.57	1.89	(0.19)	—	—	(0.19)	15.79	13.62	120,308	1.13	1.13	2.11	43
F	14.07	0.42	1.48	1.90	(0.19)	—	—	(0.19)	15.78	13.73	419,520	1.07	1.07	2.77	43
SDR	14.10	0.34	1.56	1.90	(0.19)	—	—	(0.19)	15.81	13.71	1,129,431	1.07	1.07	2.28	43
For the Year Ended October 31, 2018
A	$ 16.23	$ 0.16	$ (2.22)	$ (2.06)	$ (0.10)	$ —	$ —	$ (0.10)	$ 14.07	(12.79)%	$ 46,162	1.45%	1.45%	0.98%	24%
C	16.08	0.07	(2.22)	(2.15)	(0.07)	—	—	(0.07)	13.86	(13.44)	7,217	2.19	2.19	0.45	24
I	16.23	0.19	(2.22)	(2.03)	(0.14)	—	—	(0.14)	14.06	(12.66)	1,733,270	1.24	1.24	1.19	24
R3	16.20	0.22	(2.30)	(2.08)	(0.14)	—	—	(0.14)	13.98	(12.99)	90	1.80	1.70	1.36	24
R4	16.19	0.05	(2.11)	(2.06)	(0.11)	—	—	(0.11)	14.02	(12.88)	3,710	1.49	1.48	0.36	24
R5	16.23	0.27	(2.29)	(2.02)	(0.14)	—	—	(0.14)	14.07	(12.56)	484	1.20	1.20	1.69	24
Y	16.25	0.23	(2.24)	(2.01)	(0.15)	—	—	(0.15)	14.09	(12.48)	123,082	1.11	1.11	1.43	24
F	16.23	0.30	(2.30)	(2.00)	(0.16)	—	—	(0.16)	14.07	(12.48)	154,306	1.08	1.08	1.89	24
SDR	16.26	0.23	(2.23)	(2.00)	(0.16)	—	—	(0.16)	14.10	(12.46)	930,480	1.08	1.08	1.43	24
The accompanying notes are an integral part of these financial statements.
107

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
For the Year Ended October 31, 2022
A	$ 8.29	$ 0.37	$ (2.06)	$ (1.69)	$ (0.33)	$ (0.01)	$ (0.05)	$ (0.39)	$ 6.21	(20.83)%	$ 1,018	1.65%	1.15%	5.12%	118%
C	8.26	0.31	(2.05)	(1.74)	(0.28)	(0.01)	(0.04)	(0.33)	6.19	(21.38)	65	2.46	1.90	4.32	118
I	8.28	0.40	(2.07)	(1.67)	(0.35)	(0.01)	(0.05)	(0.41)	6.20	(20.65)	7,394	1.32	0.90	5.32	118
R3	8.30	0.36	(2.07)	(1.71)	(0.31)	(0.01)	(0.05)	(0.37)	6.22	(21.04)	27	1.93	1.45	4.89	118
R4	8.29	0.37	(2.06)	(1.69)	(0.33)	(0.01)	(0.05)	(0.39)	6.21	(20.83)	9	1.63	1.15	5.17	118
R5	8.28	0.39	(2.06)	(1.67)	(0.35)	(0.01)	(0.05)	(0.41)	6.20	(20.61)	9	1.33	0.85	5.48	118
Y	8.28	0.39	(2.06)	(1.67)	(0.35)	(0.01)	(0.05)	(0.41)	6.20	(20.61)	2,531	1.27	0.85	5.47	118
F	7.77	0.38	(1.93)	(1.55)	(0.36)	(0.01)	(0.05)	(0.42)	5.80	(20.46)	10	1.21	0.75	5.58	118
SDR	8.28	0.41	(2.07)	(1.66)	(0.36)	(0.01)	(0.05)	(0.42)	6.20	(20.53)	16,503	1.21	0.75	5.56	118
For the Year Ended October 31, 2021
A	$ 8.22	$ 0.36	$ 0.05	$ 0.41	$ (0.34)	$ —	$ —	$ (0.34)	$ 8.29	4.92%	$ 1,574	1.48%	1.15%	4.14%	168%
C	8.20	0.29	0.04	0.33	(0.27)	—	—	(0.27)	8.26	4.02	136	2.32	1.90	3.41	168
I	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.19	18,976	1.16	0.88	4.41	168
R3	8.23	0.33	0.05	0.38	(0.31)	—	—	(0.31)	8.30	4.60	31	1.79	1.41	3.89	168
R4	8.22	0.37	0.04	0.41	(0.34)	—	—	(0.34)	8.29	4.92	11	1.49	1.09	4.24	168
R5	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.24	11	1.19	0.85	4.45	168
Y	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.24	2,946	1.12	0.83	4.46	168
F	7.72	0.37	0.05	0.42	(0.37)	—	—	(0.37)	7.77	5.43	12	1.07	0.75	4.54	168
SDR	8.21	0.39	0.05	0.44	(0.37)	—	—	(0.37)	8.28	5.35	20,784	1.07	0.75	4.57	168
For the Year Ended October 31, 2020
A	$ 9.12	$ 0.44	$ (0.90)	$ (0.46)	$ (0.34)	$ —	$ (0.10)	$ (0.44)	$ 8.22	(4.85)%	$ 1,727	1.41%	1.15%	5.22%	141%
C	9.08	0.38	(0.89)	(0.51)	(0.29)	—	(0.08)	(0.37)	8.20	(5.43)	215	2.23	1.90	4.48	141
I	9.11	0.47	(0.90)	(0.43)	(0.37)	—	(0.10)	(0.47)	8.21	(4.50)	21,211	1.05	0.82	5.56	141
R3	9.13	0.43	(0.89)	(0.46)	(0.34)	—	(0.10)	(0.44)	8.23	(4.79)	29	1.70	1.24	5.15	141
R4	9.11	0.46	(0.89)	(0.43)	(0.36)	—	(0.10)	(0.46)	8.22	(4.45)	11	1.40	0.92	5.48	141
R5	9.10	0.46	(0.88)	(0.42)	(0.37)	—	(0.10)	(0.47)	8.21	(4.41)	11	1.10	0.85	5.52	141
Y	9.10	0.47	(0.89)	(0.42)	(0.36)	—	(0.11)	(0.47)	8.21	(4.34)	2,376	0.98	0.76	5.60	141
F	9.10	0.51	(1.02)	(0.51)	(0.67)	—	(0.20)	(0.87)	7.72	(4.66)	11	0.98	0.75	5.58	141
SDR	9.11	0.47	(0.90)	(0.43)	(0.36)	—	(0.11)	(0.47)	8.21	(4.44)	34,536	0.98	0.75	5.62	141
For the Year Ended October 31, 2019
A	$ 8.79	$ 0.55	$ 0.25	$ 0.80	$ (0.43)	$ —	$ (0.04)	$ (0.47)	$ 9.12	9.21%	$ 1,829	1.29%	1.11%	6.12%	240%
C	8.74	0.48	0.25	0.73	(0.36)	—	(0.03)	(0.39)	9.08	8.44	266	2.14	1.90	5.39	240
I	8.78	0.58	0.25	0.83	(0.46)	—	(0.04)	(0.50)	9.11	9.65	29,715	1.00	0.83	6.37	240
R3	8.80	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.13	9.46	11	1.55	0.88	6.33	240
R4	8.78	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.11	9.45	11	1.28	0.86	6.35	240
R5	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.56	11	1.00	0.81	6.39	240
Y	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.61	2,046	0.94	0.76	6.39	240
F	8.78	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.10	9.66	23,084	0.93	0.75	6.45	240
SDR	8.79	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.11	9.65	37,109	0.93	0.75	6.44	240
The accompanying notes are an integral part of these financial statements.
108

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Multi-Sector Bond Fund – (continued)
For the Year Ended October 31, 2018
A	$ 9.98	$ 0.50	$ (1.02)	$ (0.52)	$ (0.32)	$ (0.13)	$ (0.22)	$ (0.67)	$ 8.79	(5.34)%	$ 3,389	1.29%	1.08%	5.42%	285%
C	9.95	0.41	(1.01)	(0.60)	(0.28)	(0.13)	(0.20)	(0.61)	8.74	(6.27)	414	2.16	1.90	4.52	285
I	9.97	0.52	(1.02)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.22)	36,557	1.02	0.85	5.63	285
R3	9.97	0.50	(1.03)	(0.53)	(0.30)	(0.13)	(0.21)	(0.64)	8.80	(5.43)	10	1.65	1.25	5.23	285
R4	9.97	0.52	(1.03)	(0.51)	(0.33)	(0.13)	(0.22)	(0.68)	8.78	(5.25)	10	1.35	0.92	5.54	285
R5	9.97	0.53	(1.03)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.23)	10	1.06	0.85	5.58	285
Y	9.97	0.49	(0.98)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.17)	970	0.95	0.77	5.29	285
F	9.96	0.53	(1.01)	(0.48)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.04)	28,842	0.94	0.75	5.67	285
SDR	9.98	0.56	(1.05)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.79	(5.11)	34,841	0.94	0.75	5.89	285
Hartford Schroders International Contrarian Value Fund(11)
For the Period Ended October 31, 2022
I	$ 10.00	$ 0.13	$ (1.38)	$ (1.25)	$ —	$ —	$ —	$ —	$ 8.75	(12.50)% (6)	$ 438	14.98% (7)	0.70% (7)	3.29% (7)	8% (12)
SDR	10.00	0.13	(1.38)	(1.25)	—	—	—	—	8.75	(12.50) (6)	437	14.78 (7)	0.70 (7)	3.29 (7)	8 (12)
Hartford Schroders International Multi-Cap Value Fund
For the Year Ended October 31, 2022
A	$ 10.32	$ 0.29	$ (2.27)	$ (1.98)	$ (0.29)	$ —	$ —	$ (0.29)	$ 8.05	(19.57)%	$ 94,322	1.11%	1.11%	3.03%	101%
C	10.25	0.22	(2.26)	(2.04)	(0.21)	—	—	(0.21)	8.00	(20.16)	9,744	1.85	1.85	2.27	101
I	10.31	0.31	(2.26)	(1.95)	(0.31)	—	—	(0.31)	8.05	(19.29)	618,285	0.84	0.84	3.26	101
R3	10.28	0.25	(2.24)	(1.99)	(0.26)	—	—	(0.26)	8.03	(19.72)	13,320	1.46	1.40	2.68	101
R4	10.29	0.28	(2.26)	(1.98)	(0.28)	—	—	(0.28)	8.03	(19.59)	4,544	1.16	1.16	2.91	101
R5	10.30	0.29	(2.24)	(1.95)	(0.31)	—	—	(0.31)	8.04	(19.31)	13,333	0.85	0.85	3.08	101
Y	10.31	0.32	(2.27)	(1.95)	(0.32)	—	—	(0.32)	8.04	(19.36)	247,391	0.85	0.83	3.35	101
F	10.31	0.32	(2.26)	(1.94)	(0.32)	—	—	(0.32)	8.05	(19.19)	472,832	0.74	0.74	3.33	101
SDR	10.30	0.32	(2.26)	(1.94)	(0.32)	—	—	(0.32)	8.04	(19.21)	643,506	0.74	0.74	3.34	101
For the Year Ended October 31, 2021
A	$ 7.76	$ 0.21	$ 2.57	$ 2.78	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.32	36.00%	$ 98,511	1.11%	1.11%	2.12%	85%
C	7.71	0.13	2.56	2.69	(0.15)	—	—	(0.15)	10.25	34.97	14,700	1.85	1.85	1.34	85
I	7.75	0.24	2.57	2.81	(0.25)	—	—	(0.25)	10.31	36.41	713,835	0.85	0.85	2.39	85
R3	7.73	0.18	2.56	2.74	(0.19)	—	—	(0.19)	10.28	35.61	17,169	1.46	1.40	1.81	85
R4	7.74	0.23	2.54	2.77	(0.22)	—	—	(0.22)	10.29	35.96	5,890	1.16	1.16	2.28	85
R5	7.75	0.23	2.57	2.80	(0.25)	—	—	(0.25)	10.30	36.25	18,070	0.85	0.85	2.28	85
Y	7.75	0.24	2.57	2.81	(0.25)	—	—	(0.25)	10.31	36.43	285,533	0.85	0.82	2.44	85
F	7.76	0.25	2.56	2.81	(0.26)	—	—	(0.26)	10.31	36.35	578,284	0.75	0.75	2.52	85
SDR	7.74	0.25	2.57	2.82	(0.26)	—	—	(0.26)	10.30	36.57	871,784	0.75	0.75	2.49	85
For the Year Ended October 31, 2020
A	$ 9.05	$ 0.17	$ (1.24)	$ (1.07)	$ (0.22)	$ —	$ —	$ (0.22)	$ 7.76	(12.01)%	$ 65,123	1.12%	1.12%	2.12%	119%
C	8.99	0.11	(1.23)	(1.12)	(0.16)	—	—	(0.16)	7.71	(12.69)	12,691	1.86	1.86	1.32	119
I	9.05	0.20	(1.26)	(1.06)	(0.24)	—	—	(0.24)	7.75	(11.86)	538,073	0.85	0.85	2.37	119
R3	9.02	0.14	(1.24)	(1.10)	(0.19)	—	—	(0.19)	7.73	(12.42)	13,398	1.48	1.48	1.71	119
R4	9.03	0.17	(1.24)	(1.07)	(0.22)	—	—	(0.22)	7.74	(12.07)	2,328	1.18	1.18	2.13	119
R5	9.04	0.20	(1.25)	(1.05)	(0.24)	—	—	(0.24)	7.75	(11.75)	17,008	0.86	0.86	2.42	119
Y	9.04	0.20	(1.24)	(1.04)	(0.25)	—	—	(0.25)	7.75	(11.72)	165,134	0.86	0.81	2.49	119
F	9.05	0.21	(1.25)	(1.04)	(0.25)	—	—	(0.25)	7.76	(11.65)	357,583	0.76	0.76	2.58	119
SDR	9.04	0.21	(1.26)	(1.05)	(0.25)	—	—	(0.25)	7.74	(11.78)	577,640	0.76	0.76	2.54	119
The accompanying notes are an integral part of these financial statements.
109

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Multi-Cap Value Fund – (continued)
For the Year Ended October 31, 2019
A	$ 8.97	$ 0.27	$ 0.28	$ 0.55	$ (0.25)	$ (0.22)	$ —	$ (0.47)	$ 9.05	6.61%	$ 106,530	1.12%	1.12%	3.03%	119%
C	8.90	0.19	0.30	0.49	(0.18)	(0.22)	—	(0.40)	8.99	5.91	21,500	1.87	1.87	2.12	119
I	8.96	0.28	0.30	0.58	(0.27)	(0.22)	—	(0.49)	9.05	6.98	740,680	0.86	0.86	3.13	119
R3	8.94	0.28	0.25	0.53	(0.23)	(0.22)	—	(0.45)	9.02	6.36	19,748	1.48	1.48	3.25	119
R4	8.95	0.26	0.29	0.55	(0.25)	(0.22)	—	(0.47)	9.03	6.57	2,746	1.18	1.18	3.01	119
R5	8.95	0.26	0.32	0.58	(0.27)	(0.22)	—	(0.49)	9.04	6.97	21,262	0.87	0.87	2.99	119
Y	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.93	146,587	0.85	0.80	3.29	119
F	8.97	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.05	6.98	377,025	0.76	0.76	3.31	119
SDR	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.99	636,333	0.76	0.76	3.27	119
For the Year Ended October 31, 2018
A	$ 10.18	$ 0.23	$ (1.09)	$ (0.86)	$ (0.24)	$ (0.11)	$ —	$ (0.35)	$ 8.97	(8.71)%	$ 67,252	1.13%	1.10%	2.26%	87%
C	10.12	0.17	(1.10)	(0.93)	(0.18)	(0.11)	—	(0.29)	8.90	(9.47)	25,614	1.88	1.85	1.71	87
I	10.17	0.26	(1.09)	(0.83)	(0.27)	(0.11)	—	(0.38)	8.96	(8.47)	875,109	0.87	0.84	2.64	87
R3	10.15	0.22	(1.10)	(0.88)	(0.22)	(0.11)	—	(0.33)	8.94	(8.96)	613	1.50	1.43	2.22	87
R4	10.16	0.20	(1.06)	(0.86)	(0.24)	(0.11)	—	(0.35)	8.95	(8.76)	1,312	1.20	1.16	2.03	87
R5	10.17	0.27	(1.11)	(0.84)	(0.27)	(0.11)	—	(0.38)	8.95	(8.58)	22,482	0.88	0.85	2.68	87
Y	10.17	0.25	(1.07)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.42)	80,993	0.83	0.81	2.57	87
F	10.18	0.28	(1.10)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.97	(8.38)	251,677	0.78	0.75	2.78	87
SDR	10.17	0.27	(1.09)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.38)	540,822	0.78	0.75	2.69	87
Hartford Schroders International Stock Fund
For the Year Ended October 31, 2022
A	$ 19.07	$ 0.25	$ (5.36)	$ (5.11)	$ (0.16)	$ (0.14)	$ —	$ (0.30)	$ 13.66	(27.22)%	$ 210,992	1.06%	1.06%	1.56%	35%
C	17.97	0.13	(5.07)	(4.94)	(0.01)	(0.14)	—	(0.15)	12.88	(27.71)	15,313	1.81	1.81	0.84	35
I	18.49	0.28	(5.19)	(4.91)	(0.21)	(0.14)	—	(0.35)	13.23	(27.04)	1,897,371	0.80	0.80	1.79	35
R3	18.31	0.15	(5.11)	(4.96)	(0.10)	(0.14)	—	(0.24)	13.11	(27.43)	1,988	1.42	1.41	1.01	35
R4	18.42	0.23	(5.17)	(4.94)	(0.16)	(0.14)	—	(0.30)	13.18	(27.26)	3,618	1.12	1.12	1.49	35
R5	18.49	0.27	(5.17)	(4.90)	(0.21)	(0.14)	—	(0.35)	13.24	(26.99)	23,775	0.81	0.81	1.76	35
Y	18.54	0.30	(5.22)	(4.92)	(0.21)	(0.14)	—	(0.35)	13.27	(27.03)	136,982	0.81	0.81	1.87	35
F	18.52	0.29	(5.18)	(4.89)	(0.23)	(0.14)	—	(0.37)	13.26	(26.93)	692,063	0.70	0.70	1.86	35
SDR	18.50	0.28	(5.17)	(4.89)	(0.23)	(0.14)	—	(0.37)	13.24	(26.96)	553,856	0.71	0.71	1.84	35
For the Year Ended October 31, 2021
A	$ 14.14	$ 0.16	$ 4.77	$ 4.93	$ (0.00) (4)	$ —	$ —	$ —	$ 19.07	34.90%	$ 285,278	1.06%	1.06%	0.89%	28%
C	13.43	0.02	4.52	4.54	—	—	—	—	17.97	33.80	20,788	1.80	1.80	0.13	28
I	13.71	0.21	4.62	4.83	(0.05)	—	—	(0.05)	18.49	35.30	1,981,793	0.79	0.79	1.18	28
R3	13.63	0.10	4.58	4.68	—	—	—	—	18.31	34.34	1,190	1.42	1.41	0.55	28
R4	13.67	0.14	4.61	4.75	(0.00) (4)	—	—	—	18.42	34.78	3,841	1.12	1.12	0.79	28
R5	13.72	0.20	4.62	4.82	(0.05)	—	—	(0.05)	18.49	35.20	24,588	0.81	0.81	1.14	28
Y	13.76	0.21	4.62	4.83	(0.05)	—	—	(0.05)	18.54	35.17	248,058	0.81	0.81	1.17	28
F	13.74	0.22	4.63	4.85	(0.07)	—	—	(0.07)	18.52	35.36	618,602	0.70	0.70	1.25	28
SDR	13.73	0.22	4.62	4.84	(0.07)	—	—	(0.07)	18.50	35.31	447,317	0.71	0.71	1.25	28
The accompanying notes are an integral part of these financial statements.
110

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Stock Fund – (continued)
For the Year Ended October 31, 2020
A	$ 12.91	$ 0.07	$ 1.30	$ 1.37	$ (0.14)	$ —	$ —	$ (0.14)	$ 14.14	10.63%	$ 114,042	1.12%	1.11%	0.49%	34%
C	12.25	(0.03)	1.25	1.22	(0.04)	—	—	(0.04)	13.43	9.93	6,687	1.85	1.85	(0.21)	34
I	12.51	0.10	1.26	1.36	(0.16)	—	—	(0.16)	13.71	10.93	516,721	0.83	0.83	0.79	34
R3	12.47	0.03	1.26	1.29	(0.13)	—	—	(0.13)	13.63	10.38	734	1.46	1.45	0.25	34
R4	12.50	0.07	1.25	1.32	(0.15)	—	—	(0.15)	13.67	10.62	2,536	1.15	1.15	0.51	34
R5	12.52	0.11	1.26	1.37	(0.17)	—	—	(0.17)	13.72	10.96	12,208	0.83	0.83	0.84	34
Y	12.52	0.06	1.32	1.38	(0.14)	—	—	(0.14)	13.76	11.09	66,753	0.82	0.82	0.45	34
F	12.52	0.11	1.28	1.39	(0.17)	—	—	(0.17)	13.74	11.13	169,576	0.75	0.75	0.86	34
SDR	12.52	0.11	1.27	1.38	(0.17)	—	—	(0.17)	13.73	11.07	136,358	0.75	0.75	0.86	34
For the Year Ended October 31, 2019
A	$ 12.46	$ 0.17	$ 1.18	$ 1.35	$ (0.15)	$ (0.75)	$ —	$ (0.90)	$ 12.91	12.04%	$ 46,241	1.16%	1.14%	1.42%	37%
C	11.90	0.10	1.10	1.20	(0.10)	(0.75)	—	(0.85)	12.25	11.16	3,530	1.90	1.87	0.88	37
I	12.09	0.21	1.13	1.34	(0.17)	(0.75)	—	(0.92)	12.51	12.39	218,391	0.86	0.83	1.81	37
R3	12.08	0.16	1.13	1.29	(0.15)	(0.75)	—	(0.90)	12.47	11.93	190	1.44	1.33	1.35	37
R4	12.09	0.15	1.17	1.32	(0.16)	(0.75)	—	(0.91)	12.50	12.15	292	1.12	1.05	1.24	37
R5	12.10	0.15	1.19	1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.33	1,066	0.80	0.78	1.21	37
Y	12.11	0.21	1.12	1.33	(0.17)	(0.75)	—	(0.92)	12.52	12.38	676	0.87	0.84	1.80	37
F	12.10	0.22	1.12	1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.47	70,305	0.78	0.76	1.85	37
SDR	12.10	0.21	1.14	1.35	(0.18)	(0.75)	—	(0.93)	12.52	12.45	100,663	0.80	0.76	1.80	37
For the Year Ended October 31, 2018
A	$ 13.62	$ 0.19	$ (1.22)	$ (1.03)	$ (0.13)	$ —	$ —	$ (0.13)	$ 12.46	(7.63)%	$ 11,234	1.25%	1.16%	1.40%	65%
C	13.11	0.13	(1.21)	(1.08)	(0.13)	—	—	(0.13)	11.90	(8.33)	1,824	2.01	1.92	0.97	65
I	13.20	0.22	(1.17)	(0.95)	(0.16)	—	—	(0.16)	12.09	(7.32)	129,528	0.93	0.85	1.70	65
R3	13.19	0.21	(1.19)	(0.98)	(0.13)	—	—	(0.13)	12.08	(7.49)	12	1.61	1.02	1.59	65
R4	13.20	0.22	(1.19)	(0.97)	(0.14)	—	—	(0.14)	12.09	(7.42)	12	1.31	0.97	1.64	65
R5	13.22	0.22	(1.18)	(0.96)	(0.16)	—	—	(0.16)	12.10	(7.36)	12	1.01	0.90	1.69	65
Y	13.23	0.12	(1.07)	(0.95)	(0.17)	—	—	(0.17)	12.11	(7.32)	5,693	0.90	0.81	0.97	65
F	13.22	0.22	(1.17)	(0.95)	(0.17)	—	—	(0.17)	12.10	(7.32)	9,204	0.89	0.80	1.69	65
SDR	13.23	0.23	(1.18)	(0.95)	(0.18)	—	—	(0.18)	12.10	(7.33)	67,339	0.89	0.80	1.71	65
Hartford Schroders Securitized Income Fund
For the Year Ended October 31, 2022
A	$ 9.91	$ 0.22	$ (0.85)	$ (0.63)	$ (0.23)	$ —	$ —	$ (0.23)	$ 9.05	(6.45)%	$ 4,054	0.89%	0.70% (13)	2.35%	38% (14)
C	9.89	0.12	(0.85)	(0.73)	(0.14)	—	—	(0.14)	9.02	(7.42)	255	1.71	1.69 (13)	1.29	38 (14)
I	9.89	0.22	(0.84)	(0.62)	(0.25)	—	—	(0.25)	9.02	(6.32)	36,388	0.69	0.63 (13)	2.29	38 (14)
Y	9.89	0.24	(0.86)	(0.62)	(0.26)	—	—	(0.26)	9.01	(6.37)	3,923	0.64	0.57 (13)	2.56	38 (14)
F	9.88	0.25	(0.85)	(0.60)	(0.27)	—	—	(0.27)	9.01	(6.17)	1,965	0.62	0.47 (13)	2.66	38 (14)
SDR	9.88	0.24	(0.85)	(0.61)	(0.27)	—	—	(0.27)	9.00	(6.28)	15,367	0.63	0.48 (13)	2.54	38 (14)
For the Year Ended October 31, 2021
A	$ 9.79	$ 0.17	$ 0.10	$ 0.27	$ (0.15)	$ —	$ —	$ (0.15)	$ 9.91	2.77%	$ 5,167	1.26% (15)	1.06% (13)	1.66% (16)	71%
C	9.79	0.07	0.10	0.17	(0.07)	—	—	(0.07)	9.89	1.69	432	2.07 (15)	2.06 (13)	0.66 (16)	71
I	9.79	0.17	0.10	0.27	(0.17)	—	—	(0.17)	9.89	2.82	89,260	1.03 (15)	0.97 (13)	1.73 (16)	71
Y	9.79	0.18	0.10	0.28	(0.18)	—	—	(0.18)	9.89	2.87	4,187	0.99 (15)	0.92 (13)	1.78 (16)	71
F	9.78	0.19	0.10	0.29	(0.19)	—	—	(0.19)	9.88	2.97	2,096	0.98 (15)	0.84 (13)	1.88 (16)	71
SDR	9.78	0.18	0.11	0.29	(0.19)	—	—	(0.19)	9.88	2.97	24,467	0.97 (15)	0.84 (13)	1.84 (16)	71
The accompanying notes are an integral part of these financial statements.
111

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Securitized Income Fund – (continued)
For the Year Ended October 31, 2020
A	$ 10.06	$ 0.21	$ (0.25)	$ (0.04)	$ (0.22)	$ (0.01)	$ —	$ (0.23)	$ 9.79	(0.41)%	$ 5,553	1.54% (17)	1.10% (18)(19)	2.12% (20)	78%
C (21)	10.12	0.04	(0.31)	(0.27)	(0.06)	0.00	—	(0.06)	9.79	(2.64) (6)	443	2.52 (7)(17)	2.29 (7)(18)(19)	0.55 (7)(20)	78
I	10.06	0.19	(0.23)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.79	(0.42)	65,636	1.34 (17)	1.12 (18)(19)	1.94 (20)	78
Y	10.06	0.21	(0.25)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.79	(0.36)	3,571	1.29 (17)	1.07 (18)(19)	2.20 (20)	78
F	10.05	0.22	(0.26)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.78	(0.34)	2,035	1.28 (17)	1.06 (18)(19)	2.25 (20)	78
SDR	10.05	0.23	(0.26)	(0.03)	(0.23)	(0.01)	—	(0.24)	9.78	(0.31)	16,688	1.28 (17)	1.07 (18)(19)	2.32 (20)	78
For the Period Ended October 31, 2019(22)
A	$ 10.00	$ 0.17	$ 0.03	$ 0.20	$ (0.14)	$ —	$ —	$ (0.14)	$ 10.06	2.04% (6)	$ 3,571	1.58% (7)(23)	1.00% (7)(19)(24)	2.49% (7)(25)	35%
I	10.00	0.17	0.04	0.21	(0.15)	—	—	(0.15)	10.06	2.09 (6)	4,633	1.33 (7)(23)	0.96 (7)(19)(24)	2.52 (7)(25)	35
Y	10.00	0.17	0.04	0.21	(0.15)	—	—	(0.15)	10.06	2.13 (6)	3,583	1.27 (7)(23)	0.91 (7)(19)(24)	2.58 (7)(25)	35
F	10.00	0.18	0.03	0.21	(0.16)	—	—	(0.16)	10.05	2.06 (6)	2,544	1.26 (7)(23)	0.89 (7)(19)(24)	2.61 (7)(25)	35
SDR	10.00	0.17	0.04	0.21	(0.16)	—	—	(0.16)	10.05	2.19 (6)	80,616	1.24 (7)(23)	0.86 (7)(19)(24)	2.55 (7)(25)	35
Hartford Schroders Sustainable International Core Fund(11)
For the Period Ended October 31, 2022
I	$ 10.00	$ 0.08	$ (1.48)	$ (1.40)	$ —	$ —	$ —	$ —	$ 8.60	(14.00)% (6)	$ 430	14.67% (7)	0.70% (7)	2.03% (7)	17(% 12)
SDR	10.00	0.08	(1.48)	(1.40)	—	—	—	—	8.60	(14.00) (6)	430	14.48 (7)	0.70 (7)	2.03 (7)	17 (12)
Hartford Schroders Tax-Aware Bond Fund
For the Year Ended October 31, 2022
A	$ 11.27	$ 0.17	$ (1.64)	$ (1.47)	$ (0.17)	$ (0.15)	$ —	$ (0.32)	$ 9.48	(13.33)%	$ 37,682	0.83%	0.71%	1.66%	143%
C	11.28	0.08	(1.64)	(1.56)	(0.07)	(0.15)	—	(0.22)	9.50	(14.04)	4,323	1.62	1.59	0.79	143
I	11.28	0.20	(1.64)	(1.44)	(0.20)	(0.15)	—	(0.35)	9.49	(13.12)	248,947	0.61	0.49	1.96	143
Y	11.28	0.20	(1.65)	(1.45)	(0.19)	(0.15)	—	(0.34)	9.49	(13.18)	247	0.63	0.56	1.86	143
F	11.28	0.21	(1.65)	(1.44)	(0.20)	(0.15)	—	(0.35)	9.49	(13.09)	48,151	0.52	0.46	1.98	143
SDR	11.27	0.21	(1.65)	(1.44)	(0.20)	(0.15)	—	(0.35)	9.48	(13.10)	51,611	0.52	0.46	1.97	143
For the Year Ended October 31, 2021
A	$ 11.42	$ 0.12	$ (0.00)(4)	$ 0.12	$ (0.12)	$ (0.15)	$ —	$ (0.27)	$ 11.27	1.08%	$ 63,475	0.82%	0.71%	1.09%	109%
C	11.44	0.03	(0.02)	0.01	(0.02)	(0.15)	—	(0.17)	11.28	0.11	7,768	1.64	1.58	0.22	109
I	11.43	0.15	(0.01)	0.14	(0.14)	(0.15)	—	(0.29)	11.28	1.30	279,048	0.59	0.49	1.31	109
Y	11.44	0.14	(0.01)	0.13	(0.14)	(0.15)	—	(0.29)	11.28	1.14	286	0.62	0.56	1.24	109
F	11.44	0.15	(0.01)	0.14	(0.15)	(0.15)	—	(0.30)	11.28	1.24	40,994	0.51	0.46	1.34	109
SDR	11.43	0.15	(0.01)	0.14	(0.15)	(0.15)	—	(0.30)	11.27	1.24	64,292	0.51	0.46	1.34	109
For the Year Ended October 31, 2020
A	$ 11.34	$ 0.16	$ 0.32	$ 0.48	$ (0.17)	$ (0.23)	$ —	$ (0.40)	$ 11.42	4.31%	$ 56,486	0.82%	0.71%	1.39%	186%
C	11.34	0.06	0.33	0.39	(0.06)	(0.23)	—	(0.29)	11.44	3.53	8,731	1.61	1.55	0.56	186
I	11.34	0.18	0.34	0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.64	283,060	0.60	0.49	1.61	186
Y	11.35	0.18	0.33	0.51	(0.19)	(0.23)	—	(0.42)	11.44	4.56	213	0.63	0.56	1.56	186
F	11.35	0.19	0.33	0.52	(0.20)	(0.23)	—	(0.43)	11.44	4.67	33,074	0.52	0.46	1.64	186
SDR	11.34	0.19	0.33	0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.68	61,878	0.52	0.46	1.66	186
For the Year Ended October 31, 2019
A	$ 10.66	$ 0.23	$ 0.80	$ 1.03	$ (0.23)	$ (0.12)	$ —	$ (0.35)	$ 11.34	9.79%	$ 36,158	0.83%	0.71%	2.08%	161%
C	10.65	0.14	0.80	0.94	(0.13)	(0.12)	—	(0.25)	11.34	8.91	7,894	1.61	1.54	1.26	161
I	10.67	0.26	0.79	1.05	(0.26)	(0.12)	—	(0.38)	11.34	9.95	209,719	0.61	0.48	2.31	161
Y	10.67	0.26	0.79	1.05	(0.25)	(0.12)	—	(0.37)	11.35	9.98	204	0.60	0.53	2.31	161
F	10.67	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.35	10.06	20,569	0.53	0.46	2.33	161
SDR	10.66	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.34	10.08	60,005	0.53	0.46	2.38	161
The accompanying notes are an integral part of these financial statements.
112

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Tax-Aware Bond Fund – (continued)
For the Year Ended October 31, 2018
A	$ 11.08	$ 0.23	$ (0.42)	$ (0.19)	$ (0.22)	$ (0.01)	$ —	$ (0.23)	$ 10.66	(1.77)%	$ 25,186	0.86%	0.71%	2.07%	161%
C	11.07	0.14	(0.43)	(0.29)	(0.12)	(0.01)	—	(0.13)	10.65	(2.64)	4,819	1.62	1.53	1.24	161
I	11.10	0.25	(0.42)	(0.17)	(0.25)	(0.01)	—	(0.26)	10.67	(1.59)	120,282	0.62	0.46	2.31	161
Y	11.10	0.25	(0.43)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.63)	214	0.57	0.48	2.30	161
F	11.10	0.26	(0.44)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.60)	8,689	0.55	0.46	2.36	161
SDR	11.09	0.25	(0.43)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.66	(1.60)	59,590	0.55	0.46	2.30	161
Hartford Schroders US MidCap Opportunities Fund
For the Year Ended October 31, 2022
A	$ 20.63	$ 0.03	$ (1.84)	$ (1.81)	$ —	$ (2.90)	$ —	$ (2.90)	$ 15.92	(10.46)%	$ 107,826	1.17%	1.17%	0.20%	42%
C	20.64	(0.09)	(1.85)	(1.94)	—	(2.90)	—	(2.90)	15.80	(11.16)	41,486	1.91	1.91	(0.54)	42
I	21.52	0.08	(1.94)	(1.86)	(0.02)	(2.90)	—	(2.92)	16.74	(10.25)	397,914	0.89	0.89	0.47	42
R3	21.07	(0.03)	(1.88)	(1.91)	—	(2.90)	—	(2.90)	16.26	(10.75)	1,820	1.52	1.52	(0.15)	42
R4	21.37	0.04	(1.93)	(1.89)	—	(2.90)	—	(2.90)	16.58	(10.47)	564	1.22	1.16	0.22	42
R5	21.47	0.08	(1.93)	(1.85)	(0.01)	(2.90)	—	(2.91)	16.71	(10.22)	309	0.92	0.92	0.42	42
Y	21.50	0.08	(1.95)	(1.87)	(0.01)	(2.90)	—	(2.91)	16.72	(10.29)	60,674	0.91	0.91	0.45	42
F	21.53	0.10	(1.95)	(1.85)	(0.03)	(2.90)	—	(2.93)	16.75	(10.18)	88,436	0.80	0.80	0.57	42
SDR	21.56	0.10	(1.94)	(1.84)	(0.03)	(2.90)	—	(2.93)	16.79	(10.12)	34,340	0.81	0.81	0.56	42
For the Year Ended October 31, 2021
A	$ 14.57	$ (0.02)	$ 6.09	$ 6.07	$ (0.01)	$ —	$ —	$ (0.01)	$ 20.63	41.71%	$ 106,982	1.16%	1.16%	(0.10)%	47%
C	14.67	(0.16)	6.13	5.97	—	—	—	—	20.64	40.70	54,795	1.90	1.90	(0.84)	47
I	15.19	0.03	6.36	6.39	(0.06)	—	—	(0.06)	21.52	42.13	457,621	0.89	0.89	0.17	47
R3	14.92	(0.09)	6.24	6.15	—	—	—	—	21.07	41.22	2,157	1.52	1.52	(0.46)	47
R4	15.08	(0.02)	6.31	6.29	—	—	—	—	21.37	41.71	856	1.22	1.17	(0.11)	47
R5	15.16	0.03	6.33	6.36	(0.05)	—	—	(0.05)	21.47	42.03	874	0.92	0.92	0.17	47
Y	15.18	0.03	6.34	6.37	(0.05)	—	—	(0.05)	21.50	42.05	82,958	0.91	0.91	0.15	47
F	15.20	0.05	6.35	6.40	(0.07)	—	—	(0.07)	21.53	42.23	83,647	0.80	0.80	0.26	47
SDR	15.23	0.05	6.35	6.40	(0.07)	—	—	(0.07)	21.56	42.14	51,180	0.80	0.80	0.26	47
For the Year Ended October 31, 2020
A	$ 15.01	$ 0.01	$ (0.35)	$ (0.34)	$ 0.00(4)	$ (0.10)	$ —	$ (0.10)	$ 14.57	(2.25)%	$ 71,370	1.18%	1.18%	0.06%	53%
C	15.21	(0.10)	(0.34)	(0.44)	—	(0.10)	—	(0.10)	14.67	(2.90)	43,785	1.92	1.92	(0.67)	53
I	15.63	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.19	(1.92)	352,667	0.90	0.90	0.35	53
R3	15.41	(0.04)	(0.35)	(0.39)	—	(0.10)	—	(0.10)	14.92	(2.54)	975	1.53	1.53	(0.28)	53
R4	15.53	0.00 (4)	(0.35)	(0.35)	—	(0.10)	—	(0.10)	15.08	(2.26)	567	1.23	1.23	0.01	53
R5	15.60	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.16	(1.96)	1,229	0.93	0.93	0.31	53
Y	15.63	0.05	(0.35)	(0.30)	(0.05)	(0.10)	—	(0.15)	15.18	(1.93)	77,493	0.91	0.90	0.34	53
F	15.64	0.06	(0.34)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.20	(1.82)	55,554	0.81	0.81	0.42	53
SDR	15.67	0.07	(0.35)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.23	(1.81)	37,895	0.81	0.81	0.45	53
For the Year Ended October 31, 2019
A	$ 13.68	$ 0.02	$ 1.58	$ 1.60	$ —	$ (0.27)	$ —	$ (0.27)	$ 15.01	12.12%	$ 87,831	1.27%	1.27%	0.14%	39%
C	13.97	(0.09)	1.60	1.51	—	(0.27)	—	(0.27)	15.21	11.29	60,195	2.02	2.02	(0.61)	39
I	14.24	0.06	1.64	1.70	(0.04)	(0.27)	—	(0.31)	15.63	12.41	496,725	1.00	1.00	0.42	39
R3	14.09	(0.04)	1.63	1.59	—	(0.27)	—	(0.27)	15.41	11.69	1,423	1.62	1.62	(0.25)	39
R4	14.17	0.01	1.64	1.65	(0.02)	(0.27)	—	(0.29)	15.53	12.09	627	1.32	1.32	0.09	39
R5	14.24	0.06	1.62	1.68	(0.05)	(0.27)	—	(0.32)	15.60	12.32	1,476	1.02	1.02	0.39	39
Y	14.24	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.63	12.50	116,557	0.97	0.95	0.44	39
F	14.25	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.64	12.52	54,955	0.91	0.91	0.48	39
SDR	14.28	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.67	12.49	82,604	0.91	0.91	0.48	39
The accompanying notes are an integral part of these financial statements.
113

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders US MidCap Opportunities Fund – (continued)
For the Year Ended October 31, 2018
A	$ 13.97	$ 0.01	$ (0.10)	$ (0.09)	$ —	$ (0.20)	$ —	$ (0.20)	$ 13.68	(0.66)%	$ 96,491	1.26%	1.25%	0.05%	37%
C	14.37	(0.11)	(0.09)	(0.20)	—	(0.20)	—	(0.20)	13.97	(1.49)	67,037	2.02	2.01	(0.72)	37
I	14.52	0.05	(0.11)	(0.06)	(0.02)	(0.20)	—	(0.22)	14.24	(0.44)	648,971	0.99	0.98	0.31	37
R3	14.43	(0.05)	(0.09)	(0.14)	—	(0.20)	—	(0.20)	14.09	(1.06)	950	1.63	1.60	(0.31)	37
R4	14.48	—	(0.10)	(0.10)	(0.01)	(0.20)	—	(0.21)	14.17	(0.74)	775	1.33	1.30	(0.03)	37
R5	14.51	0.04	(0.09)	(0.05)	(0.02)	(0.20)	—	(0.22)	14.24	(0.42)	1,864	1.03	1.00	0.26	37
Y	14.53	0.04	(0.10)	(0.06)	(0.03)	(0.20)	—	(0.23)	14.24	(0.46)	108,680	0.96	0.94	0.25	37
F	14.53	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.25	(0.37)	45,449	0.91	0.90	0.38	37
SDR	14.56	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.28	(0.37)	57,898	0.91	0.90	0.38	37
Hartford Schroders US Small Cap Opportunities Fund
For the Year Ended October 31, 2022
A	$ 33.48	$ (0.08)	$ (3.65)	$ (3.73)	$ —	$ (3.69)	$ —	$ (3.69)	$ 26.06	(12.56)%	$ 32,403	1.37%	1.35%	(0.30)%	38%
C	33.73	(0.29)	(3.68)	(3.97)	—	(3.69)	—	(3.69)	26.07	(13.24)	6,440	2.13	2.10	(1.05)	38
I	35.38	(0.01)	(3.89)	(3.90)	—	(3.69)	—	(3.69)	27.79	(12.35)	179,554	1.09	1.09	(0.04)	38
R3	34.71	(0.17)	(3.80)	(3.97)	—	(3.69)	—	(3.69)	27.05	(12.83)	989	1.70	1.65	(0.59)	38
R4	35.14	(0.09)	(3.85)	(3.94)	—	(3.69)	—	(3.69)	27.51	(12.57)	636	1.41	1.35	(0.29)	38
R5	35.34	—	(3.88)	(3.88)	—	(3.69)	—	(3.69)	27.77	(12.30)	455	1.11	1.05	—	38
Y	35.37	—	(3.89)	(3.89)	—	(3.69)	—	(3.69)	27.79	(12.32)	34,407	1.10	1.05	—	38
F	35.42	0.03	(3.89)	(3.86)	—	(3.69)	—	(3.69)	27.87	(12.21)	16,017	0.99	0.95	0.10	38
SDR	35.46	0.03	(3.90)	(3.87)	—	(3.69)	—	(3.69)	27.90	(12.23)	37,043	0.99	0.95	0.11	38
For the Year Ended October 31, 2021
A	$ 23.20	$ (0.11)	$ 10.39	$ 10.28	$ —	$ —	$ —	$ —	$ 33.48	44.31%	$ 38,561	1.38%	1.35%	(0.34)%	56%
C	23.54	(0.34)	10.53	10.19	—	—	—	—	33.73	43.29	8,574	2.12	2.10	(1.09)	56
I	24.45	(0.02)	10.97	10.95	(0.02)	—	—	(0.02)	35.38	44.78	219,197	1.08	1.07	(0.06)	56
R3	24.11	(0.21)	10.81	10.60	—	—	—	—	34.71	43.97	1,379	1.70	1.63	(0.64)	56
R4	24.35	(0.11)	10.90	10.79	—	—	—	—	35.14	44.31	739	1.40	1.35	(0.34)	56
R5	24.44	(0.02)	10.95	10.93	(0.03)	—	—	(0.03)	35.34	44.75	687	1.10	1.05	(0.06)	56
Y	24.46	(0.01)	10.95	10.94	(0.03)	—	—	(0.03)	35.37	44.75	38,267	1.09	1.05	(0.05)	56
F	24.49	0.02	10.97	10.99	(0.06)	—	—	(0.06)	35.42	44.92	17,664	0.99	0.95	0.06	56
SDR	24.52	0.02	10.98	11.00	(0.06)	—	—	(0.06)	35.46	44.91	34,111	0.99	0.95	0.06	56
For the Year Ended October 31, 2020
A	$ 25.69	$ 0.01	$ (1.19)	$ (1.18)	$ (0.02)	$ (1.29)	$ —	$ (1.31)	$ 23.20	(5.02)%	$ 23,897	1.42%	1.35%	0.06%	47%
C	26.23	(0.16)	(1.24)	(1.40)	—	(1.29)	—	(1.29)	23.54	(5.77)	6,957	2.17	2.10	(0.67)	47
I	27.00	0.09	(1.27)	(1.18)	(0.08)	(1.29)	—	(1.37)	24.45	(4.78)	144,885	1.11	1.05	0.38	47
R3	26.71	(0.07)	(1.24)	(1.31)	—	(1.29)	—	(1.29)	24.11	(5.31)	242	1.73	1.64	(0.30)	47
R4	26.93	0.02	(1.27)	(1.25)	(0.04)	(1.29)	—	(1.33)	24.35	(5.04)	194	1.43	1.35	0.08	47
R5	26.98	0.06	(1.23)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.44	(4.78)	293	1.13	1.05	0.25	47
Y	27.00	0.09	(1.26)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.46	(4.74)	23,531	1.12	1.05	0.39	47
F	27.03	0.10	(1.25)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.49	(4.68)	10,407	1.01	0.95	0.41	47
SDR	27.06	0.08	(1.23)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.52	(4.66)	23,538	1.01	0.95	0.36	47
The accompanying notes are an integral part of these financial statements.
114

Hartford Schroders Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders US Small Cap Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$ 25.55	$ 0.02	$ 2.38	$ 2.40	$ (0.01)	$ (2.25)	$ —	$ (2.26)	$ 25.69	11.21%	$ 20,928	1.43%	1.35%	0.07%	45%
C	26.20	0.16	2.44	2.28	—	(2.2500)	—	(2.25)	26.23	10.43	7,096	2.18	2.10	(0.65)	45
I	26.71	0.10	2.50	2.60	0.06	(2.25)	—	(2.31)	27.00	11.59	140,024	1.11	1.04	0.40	45
R3	26.53	(0.05)	2.48	2.43	—	(2.25)	—	(2.25)	26.71	10.90	111	1.74	1.63	(0.21)	45
R4	26.68	—	2.54	2.54	(0.04)	(2.25)	—	(2.29)	26.93	11.33	259	1.44	1.31	(0.01)	45
R5	26.70	0.08	2.51	2.59	(0.06)	(2.25)	—	(2.31)	26.98	11.56	78	1.12	1.05	0.31	45
Y	26.73	0.11	2.50	2.61	(0.09)	2.25	—	(2.34)	27.00	11.62	25,883	1.08	1.01	0.43	45
F	26.74	0.12	2.51	2.63	(0.09)	(2.25)	—	(2.34)	27.03	11.69	4,483	1.02	0.95	0.47	45
SDR	26.78	0.13	2.49	2.62	(0.09)	(2.25)	—	(2.34)	27.06	11.67	11,328	1.02	0.95	0.50	45
For the Year Ended October 31, 2018
A	$ 27.97	$ (0.02)	$ (0.04)	$ (0.06)	$ —	$ (2.36)	$ —	$ (2.36)	$ 25.55	(0.34)%	$ 13,976	1.43%	1.34%	(0.08)%	42%
C	28.82	(0.23)	(0.03)	(0.26)	—	(2.36)	—	(2.36)	26.20	(1.08)	6,892	2.18	2.09	(0.84)	42
I	29.14	0.07	(0.05)	0.02	(0.09)	(2.36)	—	(2.45)	26.71	(0.05)	109,710	1.12	1.04	0.25	42
R3	29.06	(0.08)	(0.05)	(0.13)	(0.04)	(2.36)	—	(2.40)	26.53	(0.58)	66	1.75	1.58	(0.30)	42
R4	29.08	0.04	(0.04)	—	(0.04)	(2.36)	—	(2.40)	26.68	(0.11)	11	1.45	1.13	0.12	42
R5	29.11	0.07	(0.05)	0.02	(0.07)	(2.36)	—	(2.43)	26.70	(0.02)	19	1.15	1.05	0.23	42
Y	29.14	0.09	(0.05)	0.04	(0.09)	(2.36)	—	(2.45)	26.73	(0.03)	23,507	1.03	0.95	0.33	42
F	29.15	0.08	(0.04)	0.04	(0.09)	(2.36)	—	(2.45)	26.74	0.04	2,841	1.03	0.95	0.30	42
SDR	29.19	0.13	(0.08)	0.05	(0.10)	(2.36)	—	(2.46)	26.78	0.07	10,952	1.03	0.95	0.44	42

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Amount is less than $0.01 per share.
(5)	Commenced operations on March 31, 2020.
(6)	Not annualized.
(7)	Annualized.
(8)	Classes A, C, I, Y and F commenced operations on February 28, 2022.
(9)	Commenced operations on September 30, 2021.
(10)	Reflects the Fund's portfolio turnover for the period September 30, 2021 through October 31, 2021.
(11)	Commenced operations on May 24, 2022.
(12)	Reflects the Fund’s portfolio turnover for the period May 24, 2022 through October 31, 2022.
(13)	The ratio of expenses after adjustments to average net assets excluding interest expense for the year ended October 31, 2021 was 0.92%, 1.92%, 0.83%, 0.78%, 0.70% and 0.70% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(14)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 75% for the fiscal year ended October 31, 2022.
(15)	The ratio of expenses before adjustments to average net assets excluding interest expense for the year ended October 31, 2021 was 1.12%, 1.93%, 0.89%, 0.85%, 0.84% and 0.84% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(16)	The ratio of net investment income to average net assets excluding interest expense for the year ended October 31, 2021 was 1.80%, 0.80%, 1.87%, 1.92%, 2.02% and 1.98% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(17)	The ratio of expenses before adjustments to average net assets excluding interest expense for the year ended October 31, 2020 was 1.18%, 2.16%, 0.97%, 0.92%, 0.92% and 0.92% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(18)	The ratio of expenses after adjustments to average net assets excluding interest expense for the year ended October 31, 2020 was 0.74%, 1.93%, 0.76%, 0.71%, 0.70% and 0.70% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(19)	Includes the impact of certain non-contractual waivers. Please see the fee table in the Fund’s prospectus for the Fund’s estimated total annual fund operating expenses (before and after contractual waivers and/or reimbursements).
(20)	The ratio of net investment income to average net assets excluding interest expense for the year ended October 31, 2020 was 2.48%, 0.91%, 2.30%, 2.56%, 2.61% and 2.69% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.
(21)	Commenced operations on February 28, 2020.
(22)	Commenced operations on February 28, 2019.
The accompanying notes are an integral part of these financial statements.
115

Hartford Schroders Funds
Financial Highlights – (continued)

(23)	The ratio of expenses before adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 1.39%, 1.14%, 1.09%, 1.07% and 1.07% for Class A, Class I, Class Y, Class F and Class SDR, respectively.
(24)	The ratio of expenses after adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 0.79%, 0.76%, 0.70%, 0.68% and 0.70% for Class A, Class I, Class Y, Class F and Class SDR, respectively. This includes the impact of certain non-contractual waivers.
(25)	The ratio of net investment income to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 2.68%, 2.71%, 2.77%, 2.81% and 2.71% for Class A, Class I, Class Y, Class F and Class SDR, respectively.
The accompanying notes are an integral part of these financial statements.
116

Hartford Schroders Funds
 Notes to Financial Statements
 October 31, 2022

1.	Organization:
The Hartford Mutual Funds II, Inc. (the "Company") is an open-end registered management investment company comprised of sixteen series, as of October 31, 2022. Financial statements of each series of the Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

The Hartford Mutual Funds II, Inc.:
Hartford Schroders China A Fund (the "China A Fund")
Hartford Schroders Diversified Emerging Markets Fund (the "Diversified Emerging Markets Fund")
Hartford Schroders Emerging Markets Equity Fund (the "Emerging Markets Equity Fund")
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the "Emerging Markets Multi-Sector Bond Fund")
Hartford Schroders International Contrarian Value Fund (the "International Contrarian Value Fund")
Hartford Schroders International Multi-Cap Value Fund (the "International Multi-Cap Value Fund")
Hartford Schroders International Stock Fund (the "International Stock Fund")
Hartford Schroders Securitized Income Fund (the "Securitized Income Fund")
Hartford Schroders Sustainable International Core Fund (the "Sustainable International Core Fund")
Hartford Schroders Tax-Aware Bond Fund (the "Tax-Aware Bond Fund")
Hartford Schroders US MidCap Opportunities Fund (the "US MidCap Opportunities Fund")
Hartford Schroders US Small Cap Opportunities Fund (the "US Small Cap Opportunities Fund")
The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, except China A Fund and Emerging Markets Multi-Sector Bond Fund, is a diversified open-end management investment company. China A Fund and Emerging Markets Multi-Sector Bond Fund are each a non-diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification-Topic 946, "Financial Services – Investment Companies".
International Contrarian Value Fund and Sustainable International Core Fund commenced operations on May 24, 2022. Diversified Emerging Markets Fund commenced operations on September 30, 2021. Each Fund, except International Contrarian Value Fund and Sustainable International Core Fund, has registered for sale Class A, Class C, Class Y and Class F shares. Each Fund has registered for sale Class I and Class SDR shares. In addition, each Fund, except China A Fund, Diversified Emerging Markets Fund, International Contrarian Value Fund, Securitized Income Fund, Sustainable International Core Fund and Tax-Aware Bond Fund, has registered for sale Class R3, Class R4 and Class R5 shares. Class A shares of each Fund, except Emerging Markets Multi-Sector Bond Fund, Securitized Income Fund and Tax-Aware Bond Fund, are sold with a front-end sales charge of up to 5.50%. Class A shares of Emerging Markets Multi-Sector Bond Fund and Tax-Aware Bond Fund are sold with a front-end sales charge of up to 4.50%. Class A shares of Securitized Income Fund are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, Y, F and SDR shares do not have a sales charge. Effective as of the close of business on April 15, 2021, the Emerging Markets Equity Fund is closed to new investors, subject to certain exceptions set forth in the Emerging Markets Equity Fund’s prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that
117

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
118

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, each Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which each Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
119

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, International Contrarian Value Fund, International Stock Fund, Sustainable International Core Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Securitized Income Fund and Tax-Aware Bond Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year. The policy of Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2022.
A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See a Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2022.
c)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped
120

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2022.
d)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2022.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2022, each of Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund and Securitized Income Fund had used Foreign Currency Contracts.
b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2022, each of Diversified Emerging Markets Fund, Emerging Markets Multi-Sector Bond Fund, International Contrarian Value Fund, International Multi-Cap Value Fund, Securitized Income Fund, Sustainable International Core Fund and Tax-Aware Bond Fund had used Futures Contracts.
121

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

c)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status
122

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2022, the Emerging Markets Multi-Sector Bond Fund had used Credit Default Swaps.
d)	Additional Derivative Instrument Information:
Diversified Emerging Markets Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (100,934)	$ —	$ (100,934)
Net realized gain (loss) on foreign currency contracts	—	637	—	—	—	637
Total	$ —	$ 637	$ —	$ (100,934)	$ —	$ (100,297)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 9,512	$ —	$ 9,512
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(2,100)	—	—	—	(2,100)
Total	$ —	$ (2,100)	$ —	$ 9,512	$ —	$ 7,412
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	8
Foreign Currency Contracts Purchased at Contract Amount	$ 2,463
Foreign Currency Contracts Sold at Contract Amount	$ 13,834
Emerging Markets Equity Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$ —	$ (256)	$ —	$ —	$ —	$ (256)
Total	$ —	$ (256)	$ —	$ —	$ —	$ (256)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$ 97,323
123

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Emerging Markets Multi-Sector Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 220,994	$ —	$ —	$ —	$ 220,994
Total	$ —	$ 220,994	$ —	$ —	$ —	$ 220,994
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 128,443	$ —	$ —	$ —	$ 128,443
Total	$ —	$ 128,443	$ —	$ —	$ —	$ 128,443

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 311,582	$ —	$ —	$ —	$ —	$ 311,582
Net realized gain (loss) on swap contracts	—	—	40,387	—	—	40,387
Net realized gain (loss) on foreign currency contracts	—	84,919	—	—	—	84,919
Total	$ 311,582	$ 84,919	$ 40,387	$ —	$ —	$ 436,888
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$ —	$ —	$ (2,167)	$ —	$ —	$ (2,167)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	89,254	—	—	—	89,254
Total	$ —	$ 89,254	$ (2,167)	$ —	$ —	$ 87,087
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1
Futures Contracts Number of Short Contracts	(8)
Swap Contracts at Notional Amount	$ 539,843
Foreign Currency Contracts Purchased at Contract Amount	$ 5,764,702
Foreign Currency Contracts Sold at Contract Amount	$ 5,582,192
International Contrarian Value Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (164)	$ —	$ (164)
Total	$ —	$ —	$ —	$ (164)	$ —	$ (164)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	3
124

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

International Multi-Cap Value Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 605,216	$ —	$ —	$ —	$ 605,216
Total	$ —	$ 605,216	$ —	$ —	$ —	$ 605,216
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 3,623,812	$ —	$ —	$ —	$ 3,623,812
Total	$ —	$ 3,623,812	$ —	$ —	$ —	$ 3,623,812

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (25,925,224)	$ —	$ (25,925,224)
Net realized gain (loss) on foreign currency contracts	—	24,730,173	—	—	—	24,730,173
Total	$ —	$ 24,730,173	$ —	$ (25,925,224)	$ —	$ (1,195,051)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (11,758)	$ —	$ (11,758)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(4,739,630)	—	—	—	(4,739,630)
Total	$ —	$ (4,739,630)	$ —	$ (11,758)	$ —	$ (4,751,388)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	652
Foreign Currency Contracts Purchased at Contract Amount	$ 24,432,749
Foreign Currency Contracts Sold at Contract Amount	$ 155,192,077
Securitized Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 5,441	$ —	$ —	$ —	$ —	$ 5,441
Unrealized appreciation on foreign currency contracts	—	105	—	—	—	105
Total	$ 5,441	$ 105	$ —	$ —	$ —	$ 5,546
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 768,475	$ —	$ —	$ —	$ —	$ 768,475
Unrealized depreciation on foreign currency contracts	—	8,118	—	—	—	8,118
Total	$ 768,475	$ 8,118	$ —	$ —	$ —	$ 776,593

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

125

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Securitized Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (1,617,622)	$ —	$ —	$ —	$ —	$ (1,617,622)
Net realized gain (loss) on foreign currency contracts	—	1,299,541	—	—	—	1,299,541
Total	$ (1,617,622)	$ 1,299,541	$ —	$ —	$ —	$ (318,081)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (538,674)	$ —	$ —	$ —	$ —	$ (538,674)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(101,994)	—	—	—	(101,994)
Total	$ (538,674)	$ (101,994)	$ —	$ —	$ —	$ (640,668)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	208
Futures Contracts Number of Short Contracts	(54)
Foreign Currency Contracts Purchased at Contract Amount	$ 1,024,991
Foreign Currency Contracts Sold at Contract Amount	$ 9,123,684
Sustainable International Core Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 437	$ —	$ 437
Total	$ —	$ —	$ —	$ 437	$ —	$ 437

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 3,292	$ —	$ 3,292
Total	$ —	$ —	$ —	$ 3,292	$ —	$ 3,292
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 437	$ —	$ 437
Total	$ —	$ —	$ —	$ 437	$ —	$ 437
126

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Sustainable International Core Fund – (continued)

For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1
Tax-Aware Bond Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 880,616	$ —	$ —	$ —	$ —	$ 880,616
Total	$ 880,616	$ —	$ —	$ —	$ —	$ 880,616
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (403,918)	$ —	$ —	$ —	$ —	$ (403,918)
Total	$ (403,918)	$ —	$ —	$ —	$ —	$ (403,918)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	16
Futures Contracts Number of Short Contracts	(37)
e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2022:

Emerging Markets Multi-Sector Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 220,994	$ (128,443)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	220,994	(128,443)
Derivatives not subject to a MNA	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 220,994	$ (128,443)

127

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$ 46,393	$ (46,393)	$ —	$ —	$ —
JP Morgan Chase & Co.	100,144	(145)	—	—	99,999
Morgan Stanley	58,962	(45,477)	—	—	13,485
State Street Global Markets LLC	1,164	(1,164)	—	—	—
UBS AG	14,331	(14,331)	—	—	—
Total	$ 220,994	$ (107,510)	$ —	$ —	$ 113,484

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$ (59,981)	$ 46,393	$ —	$ —	$ (13,588)
JP Morgan Chase & Co.	(145)	145	—	—	—
Morgan Stanley	(45,477)	45,477	—	—	—
State Street Global Markets LLC	(5,026)	1,164	—	—	(3,862)
UBS AG	(17,814)	14,331	—	—	(3,483)
Total	$ (128,443)	$ 107,510	$ —	$ —	$ (20,933)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Multi-Cap Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 605,216	$ (3,623,812)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	605,216	(3,623,812)
Derivatives not subject to a MNA	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 605,216	$ (3,623,812)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
JP Morgan Chase & Co.	$ 605,216	$ (605,216)	$ —	$ —	$ —
Total	$ 605,216	$ (605,216)	$ —	$ —	$ —

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
JP Morgan Chase & Co.	$ (3,341,199)	$ 605,216	$ —	$ —	$ (2,735,983)
UBS AG	(282,613)	—	—	—	(282,613)
Total	$ (3,623,812)	$ 605,216	$ —	$ —	$ (3,018,596)

Securitized Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 105	$ (8,118)
Futures contracts	5,441	(768,475)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,546	(776,593)
Derivatives not subject to a MNA	(5,441)	768,475
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 105	$ (8,118)

128

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
BNP Paribas Securities Services	$ 105	$ —	$ —	$ —	$ 105
Total	$ 105	$ —	$ —	$ —	$ 105

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Bank of America Securities LLC	$ (8,118)	$ —	$ —	$ —	$ (8,118)
Total	$ (8,118)	$ —	$ —	$ —	$ (8,118)
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
129

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
As a result of the China A Fund’s focus in China A shares, the China A Fund may be subject to increased currency, political, economic, social, environmental, regulatory and other risks not typically associated with investing in a larger number of countries or regions. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. Nevertheless, China remains an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. China A shares are equity securities of companies located in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The China A Fund may invest in China A shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, "Stock Connect"). The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the China A Fund’s ability to trade in China A shares during those periods. Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the China A Fund. The China A Fund’s investments in China A shares are generally subject to the laws of the People’s Republic of China ("PRC"), including local securities regulations and listing rules. As a result of different legal standards, the China A Fund faces the risk of being unable to enforce its rights with respect to its China A shares holdings. Investing in China A shares is subject to trading, clearance, settlement and other procedures, which could pose risks to the China A Fund. Trading through Stock Connect is currently subject to a daily quota, which may restrict the China A Fund’s ability to invest in China A shares through Stock Connect on a timely basis and could affect the China A Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A shares through Stock Connect may subject the China A Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. If the China A Fund invests through the Qualified Foreign Institutional Investor or Renminbi Qualified Foreign Institutional Investor systems, it may be subject to additional risks, such as failure to achieve best execution, trading disruption, custody risk and credit loss. In difficult market conditions, the China A Fund may not be able to sell its investments easily or at all, which could affect Fund performance and the China A Fund’s liquidity. The risks related to investments in China A shares through Stock Connect are heightened to the extent that the China A Fund invests in China A shares listed on the Science and Technology Innovation Board on the Shanghai stock exchange ("STAR market") and/or the ChiNext market of the Shenzhen stock exchange ("ChiNext market"). Listed companies on the STAR market and ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. It may be more common and faster for companies listed on the STAR market and ChiNext market to delist.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could adversely affect the global energy and financial markets and, thus, have adversely affected and could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.
The use of certain London Interbank Offered Rates (collectively, "LIBOR") was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. In some instances, regulators may restrict new use of LIBOR prior to the actual cessation date.There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities and is intended to replace the U.S. dollar LIBOR). As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR
130

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs") Real Estate Investment Trusts ("REITs"),RICs, certain derivatives, partnerships, debt modifications and mark to market on certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the year or period ended October 31, 2022 and October 31, 2021 are as follows:

	For the Year Ended October 31, 2022				For the Year Ended October 31, 2021
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)
China A Fund	$ —	$ 758,745	$ 350,173	$ —	$ —	$ 816,257	$ —
Diversified Emerging Markets Fund(2)	—	41,496	9,480	—	—	—	—
Emerging Markets Equity Fund	—	85,800,019	—	—	—	43,420,348	—
Emerging Markets Multi-Sector Bond Fund	—	1,697,427	—	254,582	—	2,079,050	—
International Contrarian Value Fund(3)	—	—	—	—	—	—	—
International Multi-Cap Value Fund	—	83,465,376	—	—	—	60,028,324	—
International Stock Fund	—	45,131,132	26,951,731	—	—	4,707,759	—
Securitized Income Fund	—	2,406,841	—	—	—	1,891,648	—
Sustainable International Core Fund(3)	—	—	—	—	—	—	—
Tax-Aware Bond Fund	5,352,817	3,743,773	4,018,602	—	3,851,447	5,221,719	2,554,942
US MidCap Opportunities Fund	—	22,369,887	89,901,628	—	—	2,085,028	—
US Small Cap Opportunities Fund	—	406,200	37,200,878	—	—	201,162	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
(2)	Distributions for the period September 30, 2021 (commencement of operations) through October 31, 2022.
(3)	Distributions for the period May 24, 2022 (commencement of operations) through October 31, 2022.
131

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

As of October 31, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
China A Fund	$ —	$ 264,950	$ —	$ (7,015,877)	$ —	$ (23,316,951)	$ (30,067,878)
Diversified Emerging Markets Fund	—	166,401	—	(1,027,973)	(26,046)	(2,252,100)	(3,139,718)
Emerging Markets Equity Fund	—	88,409,641	—	(673,516,243)	—	(529,230,945)	(1,114,337,547)
Emerging Markets Multi-Sector Bond Fund	—	—	—	(17,737,715)	—	(5,112,430)	(22,850,145)
International Contrarian Value Fund	—	14,343	—	(1,708)	(2,151)	(135,435)	(124,951)
International Multi-Cap Value Fund	—	34,898,675	—	(278,418,504)	—	(201,428,120)	(444,947,949)
International Stock Fund	—	49,860,829	—	(270,585,615)	—	(460,482,674)	(681,207,460)
Securitized Income Fund	—	227,739	—	(5,210,514)	—	(4,125,292)	(9,108,067)
Sustainable International Core Fund	—	9,550	—	(7,933)	(2,151)	(139,178)	(139,712)
Tax-Aware Bond Fund	295,702	—	—	(12,429,835)	(930)	(43,509,328)	(55,644,391)
US MidCap Opportunities Fund	—	2,161,518	20,424,776	—	—	160,416,901	183,003,195
US Small Cap Opportunities Fund	—	—	2,430,311	(211,596)	—	42,559,408	44,778,123

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
US Small Cap Opportunities Fund	$ 271,033	$ (271,033)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
China A Fund	$ 4,875,676	$ 2,140,201
Diversified Emerging Markets Fund	867,319	160,654
Emerging Markets Equity Fund	579,853,713	93,662,530
Emerging Markets Multi-Sector Bond Fund*	12,594,568	5,143,147
International Contrarian Value Fund	1,708	—
International Multi-Cap Value Fund	160,939,798	117,478,706
International Stock Fund	194,213,283	76,372,332
Securitized Income Fund	2,498,891	2,711,623
Sustainable International Core Fund	7,933	—
Tax-Aware Bond Fund	6,219,720	6,210,115

*	Future utilization of losses are subject to limitation under current tax laws.
The US MidCap Opportunities Fund and US Small Cap Opportunities Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2022.
The US Small Cap Opportunities Fund deferred $211,596 in late year ordinary losses.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2022 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark to market adjustments, partnerships, debt modification adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on
132

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals, mark-to-market adjustments on futures, PFICs, partnership adjustments, debt modification adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China A Fund	$ 77,131,174	$ 819,726	$ (24,136,271)	$ (23,316,545)
Diversified Emerging Markets Fund	9,104,626	157,349	(2,406,421)	(2,249,072)
Emerging Markets Equity Fund	5,334,694,939	421,527,663	(937,047,071)	(515,519,408)
Emerging Markets Multi-Sector Bond Fund	33,016,794	86,626	(5,190,953)	(5,104,327)
International Contrarian Value Fund	1,038,509	7,992	(143,411)	(135,419)
International Multi-Cap Value Fund	2,328,827,720	110,211,854	(311,187,069)	(200,975,215)
International Stock Fund	4,015,037,509	126,515,471	(586,208,030)	(459,692,559)
Securitized Income Fund	68,771,112	48,224	(4,173,464)	(4,125,240)
Sustainable International Core Fund	1,021,930	10,607	(149,709)	(139,102)
Tax-Aware Bond Fund	439,945,912	456,260	(43,965,588)	(43,509,328)
US MidCap Opportunities Fund	570,156,064	170,414,560	(9,997,659)	160,416,901
US Small Cap Opportunities Fund	270,627,990	62,200,937	(19,641,529)	42,559,408
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of October 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Schroder Investment Management North America Inc. ("SIMNA") under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to certain Funds. SIMNA performs the daily investment of the assets for each Fund, and, with respect to each of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Contrarian Value Fund, International Multi-Cap Value Fund, International Stock Fund, Sustainable International Core Fund, and Tax-Aware Bond Fund, SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SIMNA, in connection with the daily investment of the assets for each of these Funds. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.
b)	The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
China A Fund	0.9000% on first $1 billion and;
0.8900% over $1 billion
Diversified Emerging Markets Fund	0.8400% on first $1 billion and;
0.7800% over $1 billion
Emerging Markets Equity Fund	1.0500% on first $1 billion and;
1.0000% on next $4 billion and;
0.9900% on next $5 billion and;
0.9850% over $10 billion
Emerging Markets Multi-Sector Bond Fund	0.7000% on first $1 billion and;
0.6500% on next $4 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion
133

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Fund	Management Fee Rates
International Contrarian Value Fund	0.6500% on first $1 billion and;
0.6100% over $1 billion
International Multi-Cap Value Fund	0.7200% on first $1 billion and;
0.6800% on next $4 billion and;
0.6750% on next $5 billion and;
0.6700% over $10 billion
International Stock Fund	0.6700% on first $1 billion and;
0.6500% on next $4 billion and;
0.6450% on next $5 billion and;
0.6400% over $10 billion
Securitized Income Fund	0.4000% on first $1 billion and;
0.3900% over $1 billion
Sustainable International Core Fund	0.6500% on first $1 billion and;
0.6100% over $1 billion
Tax-Aware Bond Fund	0.4500% on first $1 billion and;
0.4300% on next $4 billion and;
0.4250% on next $5 billion and;
0.4200% over $10 billion
US MidCap Opportunities Fund	0.7500% on first $1 billion and;
0.7000% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6450% on next $5 billion and;
0.6400% over $10 billion
US Small Cap Opportunities Fund	0.9000% on first $1 billion and;
0.8900% on next $4 billion and;
0.8800% on next $5 billion and;
0.8700% over $10 billion
For the period November 1, 2021 through November 30, 2021, the investment management fee rates for the Securitized Income Fund was accrued daily and paid monthly based on the Fund’s average daily net assets, at the rate below:
Fund	Management Fee Rates
Securitized Income Fund	0.6500% on first $1 billion and;
0.6000% over $1 billion
c)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
d)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2022, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and
134

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

expenses, and extraordinary expenses) through the date indicated below (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund(1)	1.45%	2.25%	1.15%	N/A	N/A	N/A	1.11%	0.99%	0.99%
Diversified Emerging Markets Fund(1)	1.34%	2.14%	1.04%	N/A	N/A	N/A	0.99%	0.89%	0.89%
Emerging Markets Multi-Sector Bond Fund(1)	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
International Contrarian Value Fund(2)	N/A	N/A	0.85%	N/A	N/A	N/A	N/A	N/A	0.70%
Securitized Income Fund(1)	0.85%	1.70%	0.60%	N/A	N/A	N/A	0.55%	0.45%	0.45%
Sustainable International Core Fund(2)	N/A	N/A	0.85%	N/A	N/A	N/A	N/A	N/A	0.70%
Tax-Aware Bond Fund(1)	0.71%	1.59%	0.49%	N/A	N/A	N/A	0.56%	0.46%	0.46%
US Small Cap Opportunities Fund(1)	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.05%	0.95%	0.95%

(1)	February 28, 2023.
(2)	February 29, 2024.
From November 1, 2021 to November 30, 2021, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) as follows for the Securitized Income Fund:
	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class Y	Class F	Class SDR
Securitized Income Fund	1.10%	1.95%	0.85%	0.80%	0.70%	0.70%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2022, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
China A Fund	$ 142	$ —
Diversified Emerging Markets Fund	2	—
Emerging Markets Equity Fund	7,295	1,961
Emerging Markets Multi-Sector Bond Fund	1,045	—
International Multi-Cap Value Fund	185,648	3,900
International Stock Fund	442,366	11,261
Securitized Income Fund	1,346	7
Tax-Aware Bond Fund	57,728	10,421
US MidCap Opportunities Fund	180,322	7,415
US Small Cap Opportunities Fund	55,711	4,565
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2022, a portion of the Company’s Chief Compliance Officer’s ("CCO") compensation was paid
135

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
China A Fund	$ 183
Diversified Emerging Markets Fund	20
Emerging Markets Equity Fund	13,566
Emerging Markets Multi-Sector Bond Fund	72
International Contrarian Value Fund	—
International Multi-Cap Value Fund	5,698
International Stock Fund	8,731
Securitized Income Fund	211
Sustainable International Core Fund	—
Tax-Aware Bond Fund	920
US MidCap Opportunities Fund	1,683
US Small Cap Opportunities Fund	718
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. ("DST") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class Y	0.11%
Class F	0.004%
Class SDR	0.004%
Effective March 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y shares of the International Multi-Cap Value Fund as follows: 0.09%. This contractual arrangement will remain in effect until February 28, 2023, unless the Board of Directors approves its earlier termination.
From November 1, 2021 through February 28, 2022, HASCO contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y shares of the International Multi-Cap Value Fund to 0.08%.
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
136

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

For the year ended October 31, 2022, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	0.20%	0.15%	0.12%	N/A	N/A	N/A	0.01%	0.00% *	0.00% *
Diversified Emerging Markets Fund	0.25%	0.25%	0.20%	N/A	N/A	N/A	0.11%	0.00% *	0.00% *
Emerging Markets Equity Fund	0.25%	0.09%	0.19%	0.22%	0.16%	0.12%	0.11%	0.00% *	0.00% *
Emerging Markets Multi-Sector Bond Fund	0.19%	0.25%	0.11%	0.22%	0.17%	0.12%	0.06%	0.00% *	0.00% *
International Contrarian Value Fund	N/A	N/A	0.20%	N/A	N/A	N/A	N/A	N/A	0.00% *
International Multi-Cap Value Fund	0.12%	0.11%	0.11%	0.22%	0.17%	0.11%	0.09%	0.00% *	0.00% *
International Stock Fund	0.11%	0.10%	0.10%	0.22%	0.17%	0.11%	0.11%	0.00% *	0.00% *
Securitized Income Fund	0.02%	0.09%	0.07%	N/A	N/A	N/A	0.02%	0.00% *	0.00% *
Sustainable International Core Fund	N/A	N/A	0.20%	N/A	N/A	N/A	N/A	N/A	0.00% *
Tax-Aware Bond Fund	0.06%	0.10%	0.09%	N/A	N/A	N/A	0.11%	0.00% *	0.00% *
US MidCap Opportunities Fund	0.12%	0.10%	0.09%	0.22%	0.17%	0.12%	0.11%	0.00% *	0.00% *
US Small Cap Opportunities Fund	0.14%	0.14%	0.10%	0.22%	0.17%	0.12%	0.11%	0.00% *	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous. Each of the China A Fund and the Securitized Income Fund do not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
137

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral	Non-Cash Collateral(1)
Diversified Emerging Markets Fund	$ 8,739	$ 9,316	$ —
Emerging Markets Equity Fund	13,022,460	13,767,428	183
Emerging Markets Multi-Sector Bond Fund	973,390	1,023,465	—
International Contrarian Value Fund	—	—	—
International Multi-Cap Value Fund	21,298,659	22,858,739	949,664
International Stock Fund	4,220,021	4,417,868	—
Sustainable International Core Fund	—	—	—
Tax-Aware Bond Fund	—	—	—
US MidCap Opportunities Fund	—	—	—
US Small Cap Opportunities Fund	5,871,509	6,137,179	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliate Holdings:
As of October 31, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	27%	87%	1%	N/A	N/A	N/A	9%	6%	—
Diversified Emerging Markets Fund	70%	100%	100%	N/A	N/A	N/A	75%	100%	50%
Emerging Markets Equity Fund	—	—	—	14%	—	—	—	—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	32%	100%	100%	0%*	100%	—
International Contrarian Value Fund	N/A	N/A	100%	N/A	N/A	N/A	N/A	N/A	—
Securitized Income Fund	84%	4%	9%	N/A	N/A	N/A	87%	100%	—
Sustainable International Core Fund	N/A	N/A	100%	N/A	N/A	N/A	N/A	N/A	—
Tax-Aware Bond Fund	—	—	—	N/A	N/A	N/A	4%	—	—

*	Percentage rounds to zero.

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	0% *	0%*	0%*	N/A	N/A	N/A	0%*	4%	—
Diversified Emerging Markets Fund	0% *	0%*	0%*	N/A	N/A	N/A	0%*	0% *	50%
Emerging Markets Equity Fund	—	—	—	0%*	—	—	—	—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	0%*	0% *	0% *	0%*	0% *	—
International Contrarian Value Fund	N/A	N/A	50%	N/A	N/A	N/A	N/A	N/A	—
Securitized Income Fund	5%	0%*	6%	N/A	N/A	N/A	6%	3%	—
Sustainable International Core Fund	N/A	N/A	50%	N/A	N/A	N/A	N/A	N/A	—
Tax-Aware Bond Fund	—	—	—	N/A	N/A	N/A	0%*	—	—

*	Percentage rounds to zero.
As of October 31, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Emerging Markets Equity Fund	1%
International Multi-Cap Value Fund	3%

*	As of October 31, 2022, affiliated funds of funds and the 529 plan were invested in Class F shares.
138

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

10.	Beneficial Fund Ownership:
As of October 31, 2022, to the knowledge of a Fund, the shareholders listed below beneficially held more than 25% of the shares outstanding of a Fund.

Fund	Shareholder	Percentage of Ownership
Diversified Emerging Markets Fund	Schroder US Holdings, Inc	50%
	Hartford Funds Management Company, LLC	50%
International Contrarian Value Fund	Schroder US Holdings, Inc	50%
	Hartford Funds Management Company, LLC	50%
Sustainable International Core Fund	Schroder US Holdings, Inc	50%
	Hartford Funds Management Company, LLC	50%
11.	Investment Transactions:
For the period ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
China A Fund	$ 50,460,480	$ 43,809,974	$ —	$ —	$ 50,460,480	$ 43,809,974
Diversified Emerging Markets Fund	8,763,313	7,600,855	—	—	8,763,313	7,600,855
Emerging Markets Equity Fund	2,806,251,460	2,295,196,739	—	—	2,806,251,460	2,295,196,739
Emerging Markets Multi-Sector Bond Fund	38,503,823	41,976,631	—	—	38,503,823	41,976,631
International Contrarian Value Fund	1,081,915	69,412	—	—	1,081,915	69,412
International Multi-Cap Value Fund	2,598,116,551	2,408,959,998	—	—	2,598,116,551	2,408,959,998
International Stock Fund	2,524,068,183	1,288,425,947	—	—	2,524,068,183	1,288,425,947
Securitized Income Fund	23,754,384	75,413,444	10,055,328	13,609,513	33,809,712	89,022,957
Sustainable International Core Fund	1,148,603	154,846	—	—	1,148,603	154,846
Tax-Aware Bond Fund	207,902,285	214,764,786	368,800,244	360,601,309	576,702,529	575,366,095
US MidCap Opportunities Fund	309,799,048	349,170,254	—	—	309,799,048	349,170,254
US Small Cap Opportunities Fund	117,268,045	125,149,406	—	—	117,268,045	125,149,406
12.	Capital Share Transactions:
The following information is for the year or period ended October 31, 2022 and October 31, 2021:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
China A Fund
Class A
Shares Sold	9,385	$ 133,010	79,611	$ 1,298,148
Shares Issued for Reinvested Dividends	496	8,251	3,414	51,074
Shares Redeemed	(17,911)	(262,246)	(58,087)	(925,156)
Net Increase (Decrease)	(8,030)	(120,985)	24,938	424,066
Class C
Shares Sold	—	$ —	401	$ 6,000
Shares Issued for Reinvested Dividends	165	2,701	1,166	17,324
Shares Redeemed	(148)	(2,008)	(636)	(10,083)
Net Increase (Decrease)	17	693	931	13,241
Class I
Shares Sold	708,416	$ 10,078,307	559,782	$ 9,060,215
Shares Issued for Reinvested Dividends	6,198	103,128	1,578	23,649
Shares Redeemed	(348,354)	(4,598,210)	(81,523)	(1,288,921)
Net Increase (Decrease)	366,260	5,583,225	479,837	7,794,943
139

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	80,580	$ 976,699	1,609,643	$ 26,810,000
Shares Issued for Reinvested Dividends	2,394	39,890	1,078	16,158
Shares Redeemed	(141,378)	(1,504,424)	(1,431,981)	(23,642,005)
Net Increase (Decrease)	(58,404)	(487,835)	178,740	3,184,153
Class F
Shares Sold	1,375,804	$ 18,285,291	4,287,332	$ 69,076,976
Shares Issued for Reinvested Dividends	53,977	899,258	21,609	324,076
Shares Redeemed	(1,237,089)	(15,979,294)	(518,930)	(8,268,522)
Net Increase (Decrease)	192,692	3,205,255	3,790,011	61,132,530
Class SDR
Shares Sold	—	$ —	—	$ —
Shares Issued for Reinvested Dividends	—	—	—	—
Shares Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—
Total Net Increase (Decrease)	492,535	$ 8,180,353	4,474,457	$ 72,548,933
Diversified Emerging Markets Fund(1)
Class A(2)
Shares Sold	1,521	$ 13,187	—	$ —
Net Increase (Decrease)	1,521	13,187	—	—
Class C(2)
Shares Sold	1,061	$ 10,000	—	$ —
Net Increase (Decrease)	1,061	10,000	—	—
Class I(2)
Shares Sold	1,061	$ 10,000	—	$ —
Net Increase (Decrease)	1,061	10,000	—	—
Class Y(2)
Shares Sold	1,422	$ 12,850	—	$ —
Net Increase (Decrease)	1,422	12,850	—	—
Class F(2)
Shares Sold	1,061	$ 10,000	—	$ —
Net Increase (Decrease)	1,061	10,000	—	—
Class SDR
Shares Sold	282	$ 2,629	1,000,001	$ 10,000,010
Shares Issued for Reinvested Dividends	2,576	25,504	—	—
Shares Redeemed	(5,308)	(50,000)	(1)	(10)
Net Increase (Decrease)	(2,450)	(21,867)	1,000,000	10,000,000
Total Net Increase (Decrease)	3,676	$ 34,170	1,000,000	$ 10,000,000
Emerging Markets Equity Fund
Class A
Shares Sold	3,144,857	$ 52,286,198	36,308,664	$ 733,571,336
Shares Issued for Reinvested Dividends	5,507	104,621	258,333	5,148,579
Shares Redeemed	(2,734,451)	(45,124,654)	(35,276,754)	(754,119,916)
Net Increase (Decrease)	415,913	7,266,165	1,290,243	(15,400,001)
Class C
Shares Sold	30,797	$ 541,901	123,952	$ 2,605,435
Shares Issued for Reinvested Dividends	1,281	23,946	—	—
Shares Redeemed	(164,970)	(2,418,551)	(97,854)	(1,992,405)
Net Increase (Decrease)	(132,892)	(1,852,704)	26,098	613,030
Class I
Shares Sold	55,222,381	$ 926,254,984	56,431,151	$ 1,193,073,411
Shares Issued for Reinvested Dividends	707,597	13,366,510	464,881	9,279,021
Shares Redeemed	(43,293,639)	(714,803,335)	(25,131,200)	(525,557,724)
Net Increase (Decrease)	12,636,339	224,818,159	31,764,832	676,794,708
140

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	1,094	$ 17,136	645	$ 13,351
Shares Issued for Reinvested Dividends	37	703	17	330
Shares Redeemed	(371)	(6,794)	(792)	(14,775)
Net Increase (Decrease)	760	11,045	(130)	(1,094)
Class R4
Shares Sold	150,667	$ 2,373,387	59,355	$ 1,241,955
Shares Issued for Reinvested Dividends	2,734	51,898	1,894	37,977
Shares Redeemed	(46,313)	(750,969)	(49,612)	(1,048,202)
Net Increase (Decrease)	107,088	1,674,316	11,637	231,730
Class R5
Shares Sold	3,363	$ 56,321	4,821	$ 105,573
Shares Issued for Reinvested Dividends	268	5,061	146	2,909
Shares Redeemed	(1,778)	(30,591)	(3,234)	(66,710)
Net Increase (Decrease)	1,853	30,791	1,733	41,772
Class Y
Shares Sold	125,556,366	$ 2,138,110,148	56,182,329	$ 1,188,725,143
Shares Issued for Reinvested Dividends	691,784	13,102,388	27,484	550,220
Shares Redeemed	(162,990,961)	(2,617,613,159)	(41,414,742)	(832,689,032)
Net Increase (Decrease)	(36,742,811)	(466,400,623)	14,795,071	356,586,331
Class F
Shares Sold	13,532,858	$ 231,401,984	22,506,430	$ 474,432,411
Shares Issued for Reinvested Dividends	119,590	2,259,074	171,016	3,411,762
Shares Redeemed	(15,652,329)	(258,973,847)	(20,567,063)	(417,122,964)
Net Increase (Decrease)	(1,999,881)	(25,312,789)	2,110,383	60,721,209
Class SDR
Shares Sold	115,820,251	$ 1,735,331,057	59,760,937	$ 1,249,192,389
Shares Issued for Reinvested Dividends	1,576,441	29,826,253	687,644	13,746,007
Shares Redeemed	(60,935,901)	(900,664,496)	(19,170,448)	(394,374,428)
Net Increase (Decrease)	56,460,791	864,492,814	41,278,133	868,563,968
Total Net Increase (Decrease)	30,747,160	$ 604,727,174	91,278,000	$ 1,948,151,653
Emerging Markets Multi-Sector Bond Fund
Class A
Shares Sold	31,961	$ 214,718	47,327	$ 412,229
Shares Issued for Reinvested Dividends	8,966	62,204	8,151	69,539
Shares Redeemed	(66,954)	(488,297)	(75,660)	(659,703)
Net Increase (Decrease)	(26,027)	(211,375)	(20,182)	(177,935)
Class C
Shares Sold	—	$ —	3,257	$ 28,142
Shares Issued for Reinvested Dividends	571	3,971	682	5,800
Shares Redeemed	(6,414)	(47,154)	(13,769)	(116,669)
Net Increase (Decrease)	(5,843)	(43,183)	(9,830)	(82,727)
Class I
Shares Sold	665,444	$ 4,910,224	1,037,078	$ 8,815,527
Shares Issued for Reinvested Dividends	94,355	665,223	94,845	808,423
Shares Redeemed	(1,860,008)	(13,232,268)	(1,422,965)	(12,291,788)
Net Increase (Decrease)	(1,100,209)	(7,656,821)	(291,042)	(2,667,838)
Class R3
Shares Sold	464	$ 3,490	95	$ 814
Shares Issued for Reinvested Dividends	216	1,484	132	1,124
Shares Redeemed	(6)	(40)	(4)	(35)
Net Increase (Decrease)	674	4,934	223	1,903
Class R4
Shares Issued for Reinvested Dividends	77	$ 532	52	$ 447
Net Increase (Decrease)	77	532	52	447
Class R5
Shares Issued for Reinvested Dividends	83	$ 566	56	$ 484
Net Increase (Decrease)	83	566	56	484
141

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	32,193	$ 263,589	53,623	$ 450,000
Shares Issued for Reinvested Dividends	23,257	160,354	12,859	109,352
Shares Redeemed	(3,346)	(23,759)	—	—
Net Increase (Decrease)	52,104	400,184	66,482	559,352
Class F
Shares Issued for Reinvested Dividends	102	$ 658	71	$ 563
Net Increase (Decrease)	102	658	71	563
Class SDR
Shares Sold	53,653	$ 399,363	1,855,889	$ 15,638,325
Shares Issued for Reinvested Dividends	153,241	1,056,748	127,085	1,083,054
Shares Redeemed	(57,452)	(436,331)	(3,676,965)	(31,301,994)
Net Increase (Decrease)	149,442	1,019,780	(1,693,991)	(14,580,615)
Total Net Increase (Decrease)	(929,597)	$ (6,484,725)	(1,948,161)	$ (16,946,366)
International Contrarian Value Fund(3)
Class I
Shares Sold	50,001	$ 500,010
Shares Redeemed	(1)	(11)
Net Increase (Decrease)	50,000	499,999
Class SDR
Shares Sold	50,001	$ 500,010
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	50,000	500,000
Total Net Increase (Decrease)	100,000	$ 999,999
International Multi-Cap Value Fund
Class A
Shares Sold	3,969,095	$ 38,712,258	3,119,668	$ 31,670,732
Shares Issued for Reinvested Dividends	334,971	3,126,679	192,316	1,906,426
Shares Redeemed	(2,136,771)	(19,814,377)	(2,158,176)	(21,202,027)
Net Increase (Decrease)	2,167,295	22,024,560	1,153,808	12,375,131
Class C
Shares Sold	260,513	$ 2,681,470	192,389	$ 1,951,130
Shares Issued for Reinvested Dividends	31,059	292,479	22,890	223,413
Shares Redeemed	(508,156)	(4,774,650)	(427,573)	(4,192,351)
Net Increase (Decrease)	(216,584)	(1,800,701)	(212,294)	(2,017,808)
Class I
Shares Sold	37,132,233	$ 357,740,863	27,019,314	$ 273,064,831
Shares Issued for Reinvested Dividends	2,341,766	21,826,880	1,579,191	15,688,134
Shares Redeemed	(31,864,455)	(293,182,448)	(28,763,882)	(283,248,146)
Net Increase (Decrease)	7,609,544	86,385,295	(165,377)	5,504,819
Class R3
Shares Sold	543,984	$ 5,061,125	451,422	$ 4,539,473
Shares Issued for Reinvested Dividends	44,436	416,427	33,416	328,548
Shares Redeemed	(598,538)	(5,581,378)	(547,780)	(5,546,589)
Net Increase (Decrease)	(10,118)	(103,826)	(62,942)	(678,568)
Class R4
Shares Sold	101,651	$ 961,522	345,107	$ 3,431,953
Shares Issued for Reinvested Dividends	16,751	156,516	10,331	103,502
Shares Redeemed	(125,006)	(1,172,011)	(83,743)	(835,688)
Net Increase (Decrease)	(6,604)	(53,973)	271,695	2,699,767
Class R5
Shares Sold	483,544	$ 4,467,895	554,831	$ 5,385,186
Shares Issued for Reinvested Dividends	53,588	503,439	48,233	473,876
Shares Redeemed	(632,737)	(6,351,772)	(1,044,634)	(10,154,724)
Net Increase (Decrease)	(95,605)	(1,380,438)	(441,570)	(4,295,662)
142

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	11,500,546	$ 111,963,654	11,839,608	$ 116,506,159
Shares Issued for Reinvested Dividends	1,057,829	9,843,991	640,600	6,350,181
Shares Redeemed	(9,501,430)	(83,923,920)	(6,086,109)	(62,073,760)
Net Increase (Decrease)	3,056,945	37,883,725	6,394,099	60,782,580
Class F
Shares Sold	18,214,855	$ 172,764,909	19,714,834	$ 200,134,513
Shares Issued for Reinvested Dividends	1,491,960	13,923,670	914,358	9,110,634
Shares Redeemed	(17,024,072)	(160,777,808)	(10,673,807)	(106,051,569)
Net Increase (Decrease)	2,682,743	25,910,771	9,955,385	103,193,578
Class SDR
Shares Sold	24,161,009	$ 232,052,285	36,805,961	$ 364,572,607
Shares Issued for Reinvested Dividends	2,709,276	25,367,032	1,978,197	19,582,590
Shares Redeemed	(31,439,433)	(298,002,137)	(28,732,672)	(284,955,477)
Net Increase (Decrease)	(4,569,148)	(40,582,820)	10,051,486	99,199,720
Total Net Increase (Decrease)	10,618,468	$ 128,282,593	26,944,290	$ 276,763,557
International Stock Fund
Class A
Shares Sold	5,420,422	$ 88,898,122	8,837,396	$ 158,876,977
Shares Issued for Reinvested Dividends	241,771	4,491,371	1,911	32,461
Shares Redeemed	(5,178,862)	(80,095,955)	(1,944,352)	(35,151,106)
Net Increase (Decrease)	483,331	13,293,538	6,894,955	123,758,332
Class C
Shares Sold	323,136	$ 5,254,695	740,492	$ 12,700,219
Shares Issued for Reinvested Dividends	10,583	184,799	—	—
Shares Redeemed	(300,987)	(4,340,336)	(82,030)	(1,412,935)
Net Increase (Decrease)	32,732	1,099,158	658,462	11,287,284
Class I
Shares Sold	108,872,670	$ 1,695,721,112	87,401,083	$ 1,526,402,071
Shares Issued for Reinvested Dividends	1,930,718	34,706,711	128,684	2,114,283
Shares Redeemed	(74,625,554)	(1,118,379,282)	(18,010,716)	(319,129,489)
Net Increase (Decrease)	36,177,834	612,048,541	69,519,051	1,209,386,865
Class R3
Shares Sold	117,126	$ 1,739,146	35,715	$ 599,480
Shares Issued for Reinvested Dividends	900	16,059	—	—
Shares Redeemed	(31,319)	(467,955)	(24,649)	(436,671)
Net Increase (Decrease)	86,707	1,287,250	11,066	162,809
Class R4
Shares Sold	114,159	$ 1,866,632	55,476	$ 972,356
Shares Issued for Reinvested Dividends	4,048	72,581	43	701
Shares Redeemed	(52,286)	(746,656)	(32,578)	(571,973)
Net Increase (Decrease)	65,921	1,192,557	22,941	401,084
Class R5
Shares Sold	782,962	$ 12,441,571	610,480	$ 10,516,058
Shares Issued for Reinvested Dividends	27,948	502,674	3,171	52,125
Shares Redeemed	(344,424)	(5,236,938)	(173,831)	(3,084,332)
Net Increase (Decrease)	466,486	7,707,307	439,820	7,483,851
Class Y
Shares Sold	2,189,922	$ 36,339,650	9,099,927	$ 157,454,989
Shares Issued for Reinvested Dividends	266,396	4,802,050	20,632	340,017
Shares Redeemed	(5,513,544)	(82,168,396)	(594,350)	(10,590,133)
Net Increase (Decrease)	(3,057,226)	(41,026,696)	8,526,209	147,204,873
Class F
Shares Sold	29,140,024	$ 455,053,231	24,072,686	$ 422,064,011
Shares Issued for Reinvested Dividends	743,026	13,374,470	60,241	990,360
Shares Redeemed	(11,078,766)	(167,216,529)	(3,069,438)	(53,817,085)
Net Increase (Decrease)	18,804,284	301,211,172	21,063,489	369,237,286
143

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class SDR
Shares Sold	23,013,973	$ 361,009,997	17,507,759	$ 305,654,018
Shares Issued for Reinvested Dividends	501,264	9,014,558	51,342	843,556
Shares Redeemed	(5,872,106)	(86,975,258)	(3,315,061)	(58,859,246)
Net Increase (Decrease)	17,643,131	283,049,297	14,244,040	247,638,328
Total Net Increase (Decrease)	70,703,200	$ 1,179,862,124	121,380,033	$ 2,116,560,712
Securitized Income Fund
Class A
Shares Sold	254,499	$ 2,475,452	121,794	$ 1,209,452
Shares Issued for Reinvested Dividends	11,566	109,491	8,519	84,434
Shares Redeemed	(339,569)	(3,274,911)	(176,058)	(1,751,542)
Net Increase (Decrease)	(73,504)	(689,968)	(45,745)	(457,656)
Class C
Shares Sold	6,520	$ 62,429	22,841	$ 226,983
Shares Issued for Reinvested Dividends	532	5,017	329	3,248
Shares Redeemed	(22,544)	(211,827)	(24,701)	(245,738)
Net Increase (Decrease)	(15,492)	(144,381)	(1,531)	(15,507)
Class I
Shares Sold	2,233,642	$ 21,730,241	5,640,264	$ 56,021,872
Shares Issued for Reinvested Dividends	169,366	1,607,745	130,288	1,291,127
Shares Redeemed	(7,390,428)	(70,517,666)	(3,450,666)	(34,224,582)
Net Increase (Decrease)	(4,987,420)	(47,179,680)	2,319,886	23,088,417
Class Y
Shares Sold	—	$ —	82,467	$ 817,254
Shares Issued for Reinvested Dividends	11,750	110,676	7,346	72,758
Shares Redeemed	—	—	(31,177)	(309,365)
Net Increase (Decrease)	11,750	110,676	58,636	580,647
Class F
Shares Issued for Reinvested Dividends	6,118	$ 57,621	4,014	$ 39,737
Net Increase (Decrease)	6,118	57,621	4,014	39,737
Class SDR
Shares Sold	—	$ —	754,606	$ 7,478,000
Shares Issued for Reinvested Dividends	32,436	305,698	16,390	162,354
Shares Redeemed	(802,591)	(7,793,487)	—	—
Net Increase (Decrease)	(770,155)	(7,487,789)	770,996	7,640,354
Total Net Increase (Decrease)	(5,828,703)	$ (55,333,521)	3,106,256	$ 30,875,992
Sustainable International Core Fund(3)
Class I
Shares Sold	50,001	$ 500,010
Shares Redeemed	(1)	(11)
Net Increase (Decrease)	50,000	499,999
Class SDR
Shares Sold	50,001	$ 500,010
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	50,000	500,000
Total Net Increase (Decrease)	100,000	$ 999,999
Tax-Aware Bond Fund
Class A
Shares Sold	1,373,862	$ 14,067,798	1,741,910	$ 19,878,259
Shares Issued for Reinvested Dividends	147,221	1,578,008	126,621	1,442,775
Shares Redeemed	(3,180,461)	(32,954,090)	(1,179,190)	(13,432,195)
Net Increase (Decrease)	(1,659,378)	(17,308,284)	689,341	7,888,839
144

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares Sold	61,878	$ 627,838	70,850	$ 808,470
Shares Issued for Reinvested Dividends	11,688	126,622	11,340	129,366
Shares Redeemed	(307,058)	(3,255,017)	(156,997)	(1,790,148)
Net Increase (Decrease)	(233,492)	(2,500,557)	(74,807)	(852,312)
Class I
Shares Sold	18,011,789	$ 184,657,435	9,285,209	$ 105,989,966
Shares Issued for Reinvested Dividends	632,849	6,689,376	518,954	5,918,013
Shares Redeemed	(17,152,818)	(177,770,396)	(9,814,495)	(111,991,453)
Net Increase (Decrease)	1,491,820	13,576,415	(10,332)	(83,474)
Class Y
Shares Sold	6,178	$ 68,000	6,206	$ 70,000
Shares Issued for Reinvested Dividends	834	8,866	486	5,542
Shares Redeemed	(6,307)	(68,214)	(6)	(67)
Net Increase (Decrease)	705	8,652	6,686	75,475
Class F
Shares Sold	3,811,234	$ 38,477,443	1,578,206	$ 18,003,067
Shares Issued for Reinvested Dividends	107,260	1,140,108	79,668	908,464
Shares Redeemed	(2,479,185)	(25,756,107)	(915,304)	(10,439,970)
Net Increase (Decrease)	1,439,309	13,861,444	742,570	8,471,561
Class SDR
Shares Sold	721,477	$ 7,300,392	806,356	$ 9,185,200
Shares Issued for Reinvested Dividends	95,950	1,035,417	84,192	960,177
Shares Redeemed	(1,079,179)	(10,852,434)	(600,601)	(6,852,354)
Net Increase (Decrease)	(261,752)	(2,516,625)	289,947	3,293,023
Total Net Increase (Decrease)	777,212	$ 5,121,045	1,643,405	$ 18,793,112
US MidCap Opportunities Fund
Class A
Shares Sold	1,868,261	$ 31,440,976	1,210,595	$ 22,793,512
Shares Issued for Reinvested Dividends	829,476	15,005,217	4,107	69,120
Shares Redeemed	(1,109,382)	(18,771,474)	(927,065)	(17,122,126)
Net Increase (Decrease)	1,588,355	27,674,719	287,637	5,740,506
Class C
Shares Sold	146,816	$ 2,488,130	288,995	$ 5,282,477
Shares Issued for Reinvested Dividends	422,177	7,628,739	—	—
Shares Redeemed	(598,927)	(9,986,755)	(618,074)	(11,506,800)
Net Increase (Decrease)	(29,934)	130,114	(329,079)	(6,224,323)
Class I
Shares Sold	6,635,474	$ 115,668,805	4,168,468	$ 79,622,315
Shares Issued for Reinvested Dividends	3,062,689	58,169,249	70,646	1,237,010
Shares Redeemed	(7,197,466)	(127,788,647)	(6,184,627)	(118,224,917)
Net Increase (Decrease)	2,500,697	46,049,407	(1,945,513)	(37,365,592)
Class R3
Shares Sold	9,451	$ 159,327	58,182	$ 1,003,819
Shares Issued for Reinvested Dividends	15,594	288,955	—	—
Shares Redeemed	(15,441)	(277,630)	(21,164)	(409,218)
Net Increase (Decrease)	9,604	170,652	37,018	594,601
Class R4
Shares Sold	11,536	$ 199,514	5,663	$ 117,506
Shares Issued for Reinvested Dividends	6,187	116,572	—	—
Shares Redeemed	(23,745)	(398,332)	(3,200)	(62,093)
Net Increase (Decrease)	(6,022)	(82,246)	2,463	55,413
Class R5
Shares Sold	20,644	$ 353,654	9,243	$ 172,463
Shares Issued for Reinvested Dividends	5,372	101,815	217	3,796
Shares Redeemed	(48,245)	(901,065)	(49,797)	(904,365)
Net Increase (Decrease)	(22,229)	(445,596)	(40,337)	(728,106)
145

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	186,550	$ 3,334,038	477,180	$ 9,436,657
Shares Issued for Reinvested Dividends	566,051	10,739,169	14,753	258,023
Shares Redeemed	(983,891)	(18,205,045)	(1,738,687)	(34,340,663)
Net Increase (Decrease)	(231,290)	(4,131,838)	(1,246,754)	(24,645,983)
Class F
Shares Sold	1,920,896	$ 33,615,395	1,124,576	$ 22,004,533
Shares Issued for Reinvested Dividends	598,731	11,385,089	15,153	265,184
Shares Redeemed	(1,126,309)	(20,026,642)	(909,052)	(17,727,319)
Net Increase (Decrease)	1,393,318	24,973,842	230,677	4,542,398
Class SDR
Shares Sold	475,120	$ 8,459,744	451,019	$ 8,872,003
Shares Issued for Reinvested Dividends	262,522	5,002,444	10,018	175,615
Shares Redeemed	(1,065,374)	(21,824,744)	(576,471)	(11,189,037)
Net Increase (Decrease)	(327,732)	(8,362,556)	(115,434)	(2,141,419)
Total Net Increase (Decrease)	4,874,767	$ 85,976,498	(3,119,322)	$ (60,172,505)
US Small Cap Opportunities Fund
Class A
Shares Sold	254,673	$ 7,066,418	277,286	$ 8,677,102
Shares Issued for Reinvested Dividends	143,030	4,285,681	—	—
Shares Redeemed	(305,848)	(8,310,516)	(155,738)	(4,695,935)
Net Increase (Decrease)	91,855	3,041,583	121,548	3,981,167
Class C
Shares Sold	15,116	$ 408,272	35,829	$ 1,124,826
Shares Issued for Reinvested Dividends	30,546	921,789	—	—
Shares Redeemed	(52,878)	(1,468,740)	(77,129)	(2,416,272)
Net Increase (Decrease)	(7,216)	(138,679)	(41,300)	(1,291,446)
Class I
Shares Sold	1,699,466	$ 49,801,108	1,618,994	$ 54,075,726
Shares Issued for Reinvested Dividends	679,332	21,661,454	2,920	85,749
Shares Redeemed	(2,113,118)	(62,689,996)	(1,350,665)	(44,554,890)
Net Increase (Decrease)	265,680	8,772,566	271,249	9,606,585
Class R3
Shares Sold	7,533	$ 237,672	41,262	$ 1,394,324
Shares Issued for Reinvested Dividends	4,768	148,641	—	—
Shares Redeemed	(15,473)	(423,560)	(11,574)	(370,424)
Net Increase (Decrease)	(3,172)	(37,247)	29,688	1,023,900
Class R4
Shares Sold	4,957	$ 145,923	17,843	$ 622,180
Shares Issued for Reinvested Dividends	2,414	76,371	—	—
Shares Redeemed	(5,302)	(166,163)	(4,761)	(161,866)
Net Increase (Decrease)	2,069	56,131	13,082	460,314
Class R5
Shares Sold	8,397	$ 245,069	11,260	$ 367,453
Shares Issued for Reinvested Dividends	2,298	73,241	16	462
Shares Redeemed	(13,741)	(411,892)	(3,825)	(131,445)
Net Increase (Decrease)	(3,046)	(93,582)	7,451	236,470
Class Y
Shares Sold	328,702	$ 9,589,112	304,107	$ 10,256,879
Shares Issued for Reinvested Dividends	123,509	3,935,921	945	27,753
Shares Redeemed	(296,095)	(8,431,038)	(185,283)	(6,074,145)
Net Increase (Decrease)	156,116	5,093,995	119,769	4,210,487
Class F
Shares Sold	150,435	$ 4,436,538	205,102	$ 6,865,644
Shares Issued for Reinvested Dividends	57,640	1,840,382	877	25,755
Shares Redeemed	(131,965)	(3,908,901)	(132,190)	(4,388,595)
Net Increase (Decrease)	76,110	2,368,019	73,789	2,502,804
146

Hartford Schroders Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class SDR
Shares Sold	384,592	$ 11,046,266	122,265	$ 4,008,157
Shares Issued for Reinvested Dividends	110,939	3,545,857	1,960	57,632
Shares Redeemed	(129,747)	(3,774,934)	(122,234)	(4,073,605)
Net Increase (Decrease)	365,784	10,817,189	1,991	(7,816)
Total Net Increase (Decrease)	944,180	$ 29,879,975	597,267	$ 20,722,465

(1)	Diversified Emerging Markets Fund commenced operations on September 30, 2021.
(2)	Classes A, C, I, Y and F of the Diversified Emerging Markets Fund commenced operations on February 28, 2022.
(3)	International Contrarian Value Fund and Sustainable International Core Fund commenced operations on May 24, 2022.
13.	Line of Credit:
Each Fund, except International Contrarian Value Fund and Sustainable International Core Fund, participates in a committed line of credit pursuant to a credit agreement dated March 3, 2022. Each Fund that participates in the committed line of credit may borrow under the line of credit for temporary or emergency purposes. The Funds that participate in the committed line of credit (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. Prior to March 3, 2022, each Fund that participates in the committed line of credit (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended October 31, 2022, none of the Funds that participate in the committed line of credit had borrowings under this facility.
14.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
16.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
Effective December 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class A shares of the Emerging Markets Equity Fund as follows: 0.14%. This contractual arrangement will remain in effect until February 29, 2024, unless the Board of Directors approves its earlier termination.
147

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds II, Inc. and Shareholders of Hartford Schroders China A Fund, Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Contrarian Value Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Sustainable International Core Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (twelve of the funds constituting The Hartford Mutual Funds II, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2022, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations and the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name
Hartford Schroders China A Fund(1)
Hartford Schroders Diversified Emerging Markets Fund (2)
Hartford Schroders Emerging Markets Equity Fund(3)
Hartford Schroders Emerging Markets Multi-Sector Bond Fund(3)
Hartford Schroders International Contrarian Value Fund (4)
Hartford Schroders International Multi-Cap Value Fund (3)
Hartford Schroders International Stock Fund (3)
Hartford Schroders Securitized Income Fund (3)
Hartford Schroders Sustainable International Core Fund (4)
Hartford Schroders Tax-Aware Bond Fund (3)
Hartford Schroders US MidCap Opportunities Fund(3)
Hartford Schroders US Small Cap Opportunities Fund(3)

1	Statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022 and financial highlights for the years ended October 31, 2022, October 31, 2021 and the period March 31, 2020 (commencement of operations) through October 31, 2020.
2	Statement of operations for the year ended October 31, 2022, statements of changes in net assets and financial highlights for the years ended October 31, 2022 and the period September 30, 2021 (commencement of operations) through October 31, 2021.
3	Statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022 and financial highlights for each of the three years or periods in the period ended October 31, 2022.
4	Statement of operations, statement of changes in net assets and financial highlights for the period May 24, 2022 (commencement of operations) through October 31, 2022.
The financial statements of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
148

Report of Independent Registered Public Accounting Firm
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2022
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
149

Hartford Schroders Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds II, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period from April 1, 2021 through June 30, 2022 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
150

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds II, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2022. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
151

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
152

Hartford Schroders Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
153

Hartford Schroders Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
154

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Approval of Investment Management and Investment Sub-Advisory Agreements for the following Funds:
The Hartford Mutual Funds II, Inc.
Hartford Schroders China A Fund
Hartford Schroders Emerging Markets Equity Fund
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Hartford Schroders International Multi-Cap Value Fund
Hartford Schroders International Stock Fund
Hartford Schroders Securitized Income Fund
Hartford Schroders Tax-Aware Bond Fund
Hartford Schroders US MidCap Opportunities Fund
Hartford Schroders US Small Cap Opportunities Fund
(each, a “Fund” and collectively, the “Funds”)
Each of the Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund, and Hartford Schroders US Small Cap Opportunities Fund is the successor to a corresponding series of Schroder Series Trust or Schroder Capital Funds (Delaware) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), pursuant to a reorganization consummated on October 24, 2016.
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 9-10, 2022, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II, on behalf of each of the Funds, and The Hartford Mutual Funds, Inc. (“HMF”), on behalf of its series (the “Management Agreement”); (ii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between HFMC and each Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”); and (iii) the continuation of a separate sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Management Agreement and Sub-Advisory Agreement, the “Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., the “Sub-advisers,” and together with HFMC, the “Advisers”) on behalf of Hartford Schroders China A Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, and Hartford Schroders International Multi-Cap Value Fund (collectively, the “Sub-Sub-Advised Funds”).
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
155

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and rationalize, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
156

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to SIMNA Inc., which provides certain day-to-day portfolio management services for the Funds, and SIMNA Ltd., which also provides certain day-to-day portfolio management services for the Sub-Sub-Advised Funds, each subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund, which included the performance of any applicable Predecessor Fund. The Board noted that each Predecessor Fund had been sub-advised by SIMNA Inc., and each Sub-Sub-Advised Fund’s corresponding Predecessor Fund, if applicable, with the exception of the corresponding Predecessor Fund for the Hartford Schroders Tax-Aware Bond Fund and the Hartford Schroders Emerging Markets Multi-Sector Bond Fund, had been sub-sub-advised by SIMNA Ltd. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board
157

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by HFMC to another Hartford fund that is an exchange-traded fund (“ETF”) with investment strategies similar to those of the Hartford Schroders Tax-Aware Bond Fund. The Board reviewed information about structural, operational and other differences between the ETF and the Hartford Schroders Tax-Aware Bond Fund, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services a Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders
158

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford Schroders Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Securitized Income Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF II, on behalf of its Funds, HMF, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which the Sub-advisers serve as investment adviser. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA is involved in the distribution of the Class SDR shares of the Funds, and HFMC compensates SFA for such services.
The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
Fund-by-Fund Factors
For purposes of evaluating a Fund's performance, the Board considered the Fund's performance relative to similarly managed funds and the Fund's performance relative to its benchmark. In particular, the Board considered the Fund's performance of its Class A shares (net of all fees and expenses), as of March 31, 2022, and compared that performance to the Fund's peer universe, which includes all funds within the same classification or category, as determined by an independent firm engaged by the Board. The Board considered the Fund's performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund's performance relative to its benchmark, the Board considered the Fund's performance of its Class I shares (net of all fees and expenses) as of March 31, 2022. The Board considered Fund performance to be “in line with” a Fund's benchmark
159

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

where it was 0.5% above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund's contractual and actual management fee, and total operating expenses of its Class A shares (net of all fees and expenses), as compared to the Fund's expense peer group, which includes a group of similarly sized funds selected by the independent firm engaged by the Board.
Hartford Schroders China A Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.45% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Schroders Emerging Markets Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile.
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group and its total expenses were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.15% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Schroders International Multi-Cap Value Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, in line with its benchmark for the 3-year period, and below its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 1st quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.09% through February 28, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
Hartford Schroders International Stock Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile.
Hartford Schroders Securitized Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.
160

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a management fee reduction implemented in December 2021. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.85% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Schroders Tax-Aware Bond Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-, 3-, and 5- year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 1st quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.71%, through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Schroders US MidCap Opportunities Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses were in the 3rd quintile.
Hartford Schroders US Small Cap Opportunities Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.35% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
Approval of Investment Management and Investment Sub-Advisory Agreements for Hartford Schroders International Contrarian Value Fund and Hartford Schroders Sustainable International Core Fund
The Hartford Mutual Funds II, Inc.
Hartford Schroders International Contrarian Value Fund
Hartford Schroders Sustainable International Core Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on May 10-11, 2022, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (”HMF II”), including each of the Independent Directors, unanimously voted to approve (i) an amendment to the investment management agreement (the “Management Agreement”) by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II and The Hartford Mutual Funds, Inc., with respect to each of Hartford Schroders International Contrarian Value Fund and Hartford Schroders Sustainable International Core Fund (each a “Fund” and collectively, the “Funds”); (ii) an amendment to the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between HFMC and each Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.” or the “Sub-adviser”), with respect to each Fund; and (iii) an
161

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

amendment to the sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Management Agreement and the Sub-Advisory Agreement, the “Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., the “Sub-advisers,” and together with HFMC, the “Advisers”) with respect to each Fund.
Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board and its Investment Committee considered the materials and presentations from representatives of the Advisers received at meetings held on February 9-10, 2022 and May 10-11, 2022 regarding each Fund and its investment strategy. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meeting on May 10-11, 2022 concerning the Agreements.
In determining whether to approve the Agreements for each Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for each Fund and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel in executive session to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent and Quality of Services to be Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services to be provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength, and the Board’s past experience with each Adviser with respect to the services each Adviser provides to other funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Hartford funds.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC would be responsible for the management of each Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide investment advisory services to each Fund as well as administrative services in connection with selecting, monitoring and supervising each Fund’s Sub-advisers, and that HFMC had recommended to the Board that the Sub-advisers be appointed as the sub-adviser and sub-sub-adviser to each Fund. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Hartford fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered that HFMC would oversee the Sub-advisers’ investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser and approach to risk management with respect to each Fund and the service providers to each Fund. The Board also considered that HFMC would oversee each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between each Fund’s investments and those of other funds or accounts, if any, managed by such Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing each Fund’s officers.
With respect to SIMNA Inc. and SIMNA Ltd., which would provide certain day-to-day portfolio management services for each Fund, subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s proposed portfolio manager(s), the number of accounts managed by the portfolio managers, and each Sub-adviser’s method for compensating the portfolio managers. The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services to be provided to each Fund.
162

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from the Hartford funds’ Chief Compliance Officer that the written compliance policies and procedures of each of HFMC and the Sub-advisers are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford funds’ compliance program as a result of the addition of each Fund.
The Board considered the benefits to each Fund’s future shareholders of being part of the family of Hartford funds, including, the right to exchange investments between the same class of shares and the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds). The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders.
In considering the foregoing information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by HFMC and the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of the Sub-advisers and their portfolio management teams, including, for purposes of considering the investment skill and experience of each Fund’s portfolio manager(s), back-tested and model performance of each Fund’s strategy showing the portfolio management team’s expected capabilities, and with respect to the Hartford Schroders International Contrarian Value Fund, the performance of the international component of the Sub-advisers’ Global Recovery composite, a global deep value strategy, and with respect to the Hartford Sustainable International Core Fund, the performance of a blend of certain regional composites. With respect to each Fund, the Board also considered information comparing the back-tested and model performance data to the Fund’s proposed benchmark and an appropriate universe of peer funds. With respect to each Fund, HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.
Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-advisers have the capability of providing satisfactory investment performance for each Fund.
Costs of the Services and Profitability of the Advisers
In considering the proposed advisory and sub-advisory fee schedules for each Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to each Fund and the estimated profitability to HFMC from the investment management and related services to be provided to each Fund. In evaluating HFMC’s estimated profitability with respect to each Fund, the Board also considered HFMC’s representation that the level of estimated profitability of the Fund, taking into consideration the revenue and expenses of each Fund, was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability to HFMC of managing each Fund would depend on the growth of such Fund’s assets under management. The Board considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Funds. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with each Fund would not be excessive.
Comparison of Fees and Services to be Provided by the Advisers
The Board considered comparative information with respect to the services to be rendered to and the management fees to be paid by each Fund to HFMC and the estimated total expense ratios of each Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to each Fund. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Funds. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the proposed management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and the amount of
163

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the management fee to be retained by HFMC, and estimated total operating expenses for each Fund. With respect to each Fund, the Board also reviewed information comparing the Fund’s proposed contractual management fees, actual management fees and estimated total expense ratios relative to an appropriate group of funds (the “Peer Group”) selected from the relevant peer universe identified by Broadridge Financial Solutions, Inc., an independent provider of investment company data. As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group, which included input from an independent financial services consultant engaged by the Independent Directors to assist them in evaluating each Fund’s proposed management fees and estimated total expense ratios. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between each Fund and its Peer Group. With respect to each Fund, the Board also considered that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund’s Class I to 0.85% and Class SDR through 0.70% through February 29, 2024, unless the Board approves its earlier termination.
In considering the reasonableness of each Fund’s proposed management and sub-advisory fees and estimated total expense ratios, the Board considered that each Fund’s proposed contractual management fee was below the average and median of its Peer Group for all asset levels. The Board further considered that each Fund’s proposed contractual management fees fell within the 1st quintile of its Peer Group and actual management fees, taking into account any fee waivers, fell within the 1st quintile of its Peer Group. The Board also considered that each Fund’s estimated total expense ratio for Class SDR shares was within the 1st quintile of its Peer Group.
Based on these considerations, the Board concluded that each Fund’s proposed fees and estimated total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.
Economies of Scale
With respect to each Fund, the Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoint in the proposed management fee schedule for each Fund, which would reduce the fee rate if and when Fund assets grow over time to more than $1 billion. The Board considered HFMC’s representation that each Fund could be expected to achieve some economies of scale as assets in such Fund grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board also considered that HFMC has been active in managing expenses for the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. In addition, the Board considered that initially setting competitive fee rates and pricing each Fund to scale at inception are other means of sharing potential economies of scale with shareholders.
With respect to each Fund, the Board reviewed and evaluated materials from HFMC showing how management fee schedules of other funds in the Peer Group reflect economies of scale for the benefit of shareholders as a fund’s assets hypothetically increase over time. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
The Board also considered how any benefits from economies of scale would be realized by the various parties. With respect to each Fund, the Board reviewed relevant information included in the materials provided to the Board regarding comparative breakpoint information for other funds in the Peer Group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s future shareholders. The Board noted, however, that it would monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with each Fund.
The Board noted that HFMC would receive fees for fund accounting and related services from each Fund. The Board also considered that Hartford Administrative Services Company, each Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from each Fund.
164

Hartford Schroders Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, would serve as principal underwriter of each Fund. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which the Sub-advisers serve as investment adviser. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA would be involved in the distribution of the Class SDR shares of each Fund, and HFMC would compensate SFA for such services.
The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
165

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

[This page is intentionally left blank]

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-HSE22    12/22     Printed in the U.S.A.

Hartford Domestic
Equity Funds
Annual Report
October 31, 2022

■ The Hartford Capital Appreciation Fund
■ Hartford Core Equity Fund
■ The Hartford Dividend and Growth Fund
■ The Hartford Equity Income Fund
■ The Hartford Growth Opportunities Fund
■ The Hartford Healthcare Fund
■ The Hartford MidCap Fund
■ The Hartford MidCap Value Fund
■ Hartford Quality Value Fund
■ The Hartford Small Cap Growth Fund
■ Hartford Small Cap Value Fund
■ The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2021 through October 31, 2022.
Market Review
During the 12 months ended October 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 14.61%. The decline was an unsettling reminder that equities have experienced an exceptionally volatile period marked by persistent inflation, the U.S. Federal Reserve (Fed) interest rate increases, and, lately, growing fears of recession.
Many investors would prefer to remember the brief period from late-June to late-August in 2022 when stocks came off their June 2022 lows for the year and climbed on hopes of a pause in the Fed’s interest-rate increases. But Fed Chair Jerome Powell’s Jackson Hole speech on August 26, 2022, made it clear the Fed would not be backing off its campaign of rate hikes until it felt inflation had been brought under control. The mid-summer rally quickly faded as Powell’s words sank in and as the August 2022 Consumer Price Index (CPI)2 report of 8.3% annual inflation appeared to stiffen the Fed’s resolve. The CPI’s small retreat to 8.2% in September 2022 produced no change in Fed sentiment.
With all the volatility we’ve seen these past 12 months, it may seem hard to believe that markets at the start of the period were, in fact, on their way to setting new positive records. Even as the Fed had begun expressing concerns in late 2021 over the likely persistence of inflation, the S&P 500 Index was on a steady climb on its way to a record high as of January 3, 2022.
As inflation numbers steadily worsened, Fed policymakers acknowledged that higher prices wouldn't be as transitory as they would have hoped. Soon thereafter, the Fed embarked on a cycle of rate hikes and Treasury balance-sheet reductions designed to slow the economy and soak up the massive amounts of liquidity put in place to support a faltering economy.
Any review of the period would be incomplete without noting the impact of the February 24, 2022 invasion of Ukraine by Russia’s armed forces, a decision that continues to threaten global security and strain worldwide food and energy supplies. With the continued backdrop of geopolitical instability, the Fed kept its anti-inflationary policy stance in focus in March 2022 by enacting a quarter-percent increase in the federal funds rate.
After a surprise jump in consumer prices in May 2022, the Fed in June 2022 raised rates by three-quarters of a percent. Although declining gasoline prices offered consumers a measure of relief during the summer, core inflation, which excludes volatile food and energy prices, remained persistently high as the period came to an end. As the Fed added another three-quarter-percent rate hike in September and October 2022, markets remained highly volatile.
As we approach the winter months, recession concerns are likely to grow as a result of the impact of Fed rate hikes on labor markets, currencies, and corporate profits. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Domestic Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-17.73%	7.64%	11.21%
Class A2	-22.25%	6.43%	10.58%
Class C1	-18.38%	6.82%	10.39%
Class C3	-19.03%	6.82%	10.39%
Class I1	-17.51%	7.93%	11.54%
Class R3[1]	-18.03%	7.26%	10.85%
Class R4[1]	-17.77%	7.59%	11.19%
Class R5[1]	-17.53%	7.91%	11.52%
Class R6[1]	-17.44%	8.02%	11.62%
Class Y1	-17.54%	7.96%	11.59%
Class F1	-17.42%	8.03%	11.59%
Russell 3000 Index	-16.52%	9.87%	12.46%
S&P 500 Index	-14.61%	10.44%	12.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.04%	1.04%
Class C	1.82%	1.82%
Class I	0.77%	0.77%
Class R3	1.41%	1.41%
Class R4	1.10%	1.10%
Class R5	0.80%	0.80%
Class R6	0.69%	0.69%
Class Y	0.80%	0.80%
Class F	0.69%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

2

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Capital Appreciation Fund returned -17.73%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned -16.52% for the same period, and the S&P 500 Index, which returned -14.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -16.03% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap equities and underperformed mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Eight of the eleven sectors in the Russell 3000 Index posted negative returns during the period, while three sectors posted positive returns during the period. Weak performers included the Communication Services (-41%), Consumer Discretionary (-29%), and Information Technology (-24%) sectors. The Energy (+62%), Consumer Staples (+4%), and Utilities (+3%) sectors posted gains for the period.
The Fund seeks its investment objective by employing a multiple portfolio manager structure, which means the Fund has several components that are managed separately using different investment styles (each a “sleeve”).
During the period, the Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Information Technology, Healthcare, and Communication Services sectors. Conversely, stronger selection within the Industrials, Consumer Discretionary, and Financials sectors contributed positively to relative returns during the period. Sector allocation, a result of bottom-up stock selection, detracted from performance during the period primarily due to the Fund’s underweight exposures to the Energy and Utilities sectors. Underweight exposures to the Information Technology and Communication Services sectors relative to the Russell 3000 Index contributed positively to performance during the period.
Relative to the Russell 3000 Index, the Fund’s underweight exposure to Apple (Information Technology), our decision to not hold Exxon Mobil (Energy) in the Fund, and the out-of-benchmark position in Snap (Communication Services) were the top relative detractors from Fund performance during the period. Apple designs, manufactures, and markets smartphones, personal computers, tablets, wearables, and accessories worldwide. Shares of Apple ended the period lower despite reporting better-than-expected quarterly earnings and increase in personal computer (PC) sales, driven by negative impacts from supply constraints, foreign exchange challenges, and weakness in digital advertising. While shares of Apple declined during the period, they declined less than the rest of the market as measured by the Russell 3000 Index. The Fund initiated an underweight position in the stock during the period. Exxon Mobil engages in the exploration, development, and distribution of oil, gas, and petroleum products. Shares of Exxon Mobil rose as the company reported quarterly earnings that exceeded consensus estimates and benefited overall from the rise in global energy prices. As of the end of the period, the Fund continued to not hold the stock. Snap is an American camera and social media company. Shares of Snap fell during the period as the company reported lower-than-expected quarterly earnings and projected that revenue would be lower than their original expectations. The macroeconomic environment has provided challenges for the

3

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

company as well due to rising inflation and interest rates, labor disruptions and platform policy changes. The Fund eliminated the position in this stock during the period.
Meta Platform (Communication Services), Alphabet (Communication Services), and Amazon.com (Consumer Discretionary) were among the largest detractors from Fund performance on an absolute basis over the period.
Top contributors to performance relative to the Russell 3000 Index during the period included the overweight exposure to Northrop Grumman (Industrials), our decision to eliminate the Fund’s position in Tesla (Consumer Discretionary), as well as an underweight exposure to Microsoft (Information Technology). Northrop Grumman is an American multinational aerospace and defense technology company. Shares rose over the period alongside other defense equities in response to the Ukraine-Russia conflict. Despite falling revenues hampered by labor shortages and supply chain issues, the company maintained its 2022 fiscal year earnings and revenue guidance, and announced increases to its quarterly dividend. The Fund maintained an overweight to the stock as of the end of the period. Tesla engages in the design, development, manufacture, and sale of fully electric vehicles, energy generation, and storage systems. Shares of Tesla fell during the period as the electric vehicle maker continued to grapple with supply chain issues and COVID-related shutdowns in Shanghai. The company also reported lower-than-expected third-quarter production and delivery numbers and faced growing pains from executive turnover, logistical challenges, and rising commodity prices. The Fund eliminated the position in the stock during the period. Microsoft is an American multinational technology corporation. Shares of Microsoft fell during the period as technology stocks experienced some of the biggest losses due to challenges from rising interest rates. The company also reported weaker-than-expected cloud revenue in the fiscal first quarter and issued second-quarter revenue guidance that fell short of expectations, despite the fact that the company beat earnings and revenue estimates. We increased the position to the stock within the Fund, but the Fund remains underweight relative to the benchmark.
UnitedHealth (Healthcare), Northrop Grumman (Industrials), and Lockheed Martin (Industrials) were among the largest contributors to Fund performance on an absolute basis over the period.
Our investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact on the Fund was negative over the period. The Fund’s underweight exposure to higher-momentum names detracted from performance, while the Fund’s slight underweight exposures to higher-volatility equities and higher growth names contributed positively to performance relative to the Russell 3000 Index.
During the period, the Fund, at times, used equity index futures to equitize cash and to efficiently manage risks. During the period, the use of equity index futures to manage risk detracted from relative performance. The use of equity index futures to equitize cash was neutral to relative performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continued to weigh on markets, and we expect this volatility to persist through the end of 2022. As allocators, we seek to balance risk in the Fund’s portfolio across strategic investments in value, quality, and growth sleeve managers. We look to each sleeve manager's fundamental stock selection process to identify companies that they believe are best able to navigate the landscape and seek to avoid those at greatest risk.
We seek to create for the Fund a portfolio of differentiated investment styles and philosophies, and in doing so we are mindful of the evolving risks and opportunities for each sleeve manager's style. We are mindful of the potential impact that inflation could have on corporate profitability. Within the growth universe, we continue to recognize the outsized downside risk for companies that are priced with high growth expectations but have not yet realized these expectations in terms of cash flow. While we saw this reversal start to play out earlier in the year, we believe there may still be more room to fall. In the value universe, we are mindful as ever on the potential risks to mean-reversion, including the influence of macroeconomic factors like interest rates and energy prices. While we still believe that some structural impediments to mean-reversion persist, we also think that current monetary tightening conditions could provide further relief to value stocks and create attractive opportunities for fundamental investors.
At the end of the period, the Fund’s largest overweights were to the Industrials and Healthcare sectors, while the Fund’s largest underweights were to the Information Technology and Energy sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
4

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.0%
Consumer Discretionary	11.3
Consumer Staples	7.5
Energy	2.6
Financials	14.5
Health Care	17.2
Industrials	13.4
Information Technology	18.0
Materials	4.6
Real Estate	2.9
Utilities	0.8
Total	97.8%
Short-Term Investments	1.4
Other Assets & Liabilities	0.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Core Equity Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 04/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-15.79%	10.37%	13.02%
Class A2	-20.43%	9.13%	12.38%
Class C1	-16.43%	9.54%	12.19%
Class C3	-17.25%	9.54%	12.19%
Class I1	-15.59%	10.65%	13.24%
Class R3[1]	-16.11%	9.97%	12.67%
Class R4[1]	-15.80%	10.35%	13.04%
Class R5[1]	-15.58%	10.64%	13.35%
Class R6[1]	-15.51%	10.75%	13.43%
Class Y1	-15.56%	10.68%	13.40%
Class F1	-15.51%	10.75%	13.30%
S&P 500 Index	-14.61%	10.44%	12.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.70%	0.70%
Class C	1.45%	1.45%
Class I	0.45%	0.45%
Class R3	1.07%	1.07%
Class R4	0.76%	0.76%
Class R5	0.46%	0.46%
Class R6	0.36%	0.36%
Class Y	0.45%	0.45%
Class F	0.36%	0.36%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

6

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Core Equity Fund returned -15.79%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the S&P 500 Index, which returned -14.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, slightly outperformed the -15.82% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap equities and underperformed mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Seven out of eleven sectors in the S&P 500 Index fell during the period, with the Communication Services (-41%) and Consumer Discretionary (-29%) sectors performing the worst. The Energy (+65%) and Consumer Staples (+5%) sectors were the best performers during the period.
Overall, the Fund’s underperformance relative to the S&P 500 Index during the period was driven by weak security selection, primarily within the Communication Services, Real Estate, and Healthcare sectors. This was partially offset by stronger stock selection within the Information Technology, Consumer Discretionary, and Industrials sectors, which contributed positively to performance. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s underweights to the Energy and Utilities sectors. This was partially offset by the Fund’s overweight position in the Healthcare sector and underweight position in the Consumer Discretionary sector during the period, both of which contributed positively to performance.
The top contributors to relative performance over the period were overweight positions in EOG Resources (Energy), Eli Lilly (Healthcare), and UnitedHealth Group (Healthcare). Shares of the oil and gas exploration and production company EOG Resources rose during the period after the company reported second-quarter 2022 earnings. Revenue and net income came in well above expectations as the company continued to benefit from leading operational efficiencies. The company further maintained fiscal 2022 guidance and declared a special dividend of $1.50 per share during the period. Eli Lilly’s shares rose after Eisai and Biogen reported breakthrough trial results for their Alzheimer’s drug. The news bodes well for Eli Lilly’s drug Donanemab, which also targets removing the amyloid beta protein to slow disease progression. Donanemab’s readout is slated for the second quarter of 2023. The U.S. Food and Drug Administration (FDA) also approved the company's oral lung cancer drug, Retevmo, for certain adult patients with solid tumors with a specific genetic makeup. Shares of UnitedHealth Group rose during the period. Optum, a division of UnitedHealth Group, planned to launch a new program to help insurers cut down on "unnecessary lab

7

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

testing," a move it said will save insurers $3 billion annually. The program intends to address the lack of oversight as new genetic tests enter the market. Top absolute contributors to Fund performance over the period included Eli Lilly (Healthcare) and EOG Resources (Energy).
The top detractors from the Fund’s relative performance over the period included not owning Exxon Mobil (Energy), an overweight position in Netflix (Communication Services), and not owning Chevron (Energy). Shares of Exxon Mobil rose during the period on the back of second-quarter 2022 results reported in July, where earnings per share (EPS) and revenue beat consensus estimates. Profits exceeded due to near-record high oil prices and aggressive cost controls. The share price of Netflix declined sharply after the company announced first-quarter 2022 earnings, where it saw a loss of 200,000 subscribers, the first time it had lost subscribers since 2011. The company also warned that it expected to lose two million subscribers in the second quarter of 2022 as new password-sharing restrictions are introduced. Shares of Chevron rose over the period as the company benefited from higher oil prices. Chevron produced $21.8 billion in cash flow from operations in the first half of 2022, which was nearly twice the level seen in 2021. The Fund’s top absolute detractors from performance for the period included Alphabet (Communication Services) and Amazon (Consumer Discretionary).
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
The U.S. Consumer Price Index (CPI) remained elevated in its report for August 2022, albeit slightly declining from the loftier levels of July 2022. As of the end of the period, we believe some respite is possible in the near term, given the decline in oil prices. The Federal Open Market Committee (FOMC) members’ median interest-rate expectations for 2023 have gone above 4.5% from 3.75% just three months ago. With the increase in expectations for near-term interest-rate increases, the continuing strength in the U.S. dollar is likely not a surprise, but nevertheless, its strength has become an increasing focus for companies and investors. Recent commentary from companies has indicated pockets of slowing demand, and low nominal growth in 2023 remains probable given peaking inflation and tight monetary policy.
The energy crisis Europe is facing this upcoming winter highlights the dilemma policymakers are facing between supporting low-income consumers and securing longer-term energy security for the continent. Over the last few months, it has become increasingly clear to us that Russia intends to keep the pressure on Europe, and we believe the conflict with Ukraine is likely to continue into 2024 at a minimum. The road forward regarding the conflict remains unpredictable, and the range of outcomes is wide in terms of the impact to the global economy, in our view.
On the positive side, we observe that supply-chain issues appear to be improving, although not completely resolved. Employment in the U.S. remains robust for now, but we believe there may be potential weakness ahead as the Fed continues to battle inflation. The Inflation Reduction Act (IRA), the Infrastructure Investment and Jobs Act (IIJA),
and the CHIPS Act will likely serve as offsets, in our view. Margin pressure remains a focus and is somewhat unpredictable in the near term due to the variety of factors companies are facing.
At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were the Healthcare and Industrials sectors, while the Fund’s largest underweights relative to the S&P 500 Index were the Materials and Communication Services sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.9%
Consumer Discretionary	9.9
Consumer Staples	7.2
Energy	4.0
Financials	11.7
Health Care	18.4
Industrials	9.8
Information Technology	26.2
Materials	1.0
Real Estate	1.7
Utilities	3.3
Total	99.1%
Short-Term Investments	0.7
Other Assets & Liabilities	0.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
8

The Hartford Dividend and Growth Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-6.11%	9.74%	11.68%
Class A2	-11.28%	8.51%	11.05%
Class C1	-6.86%	8.90%	10.83%
Class C3	-7.74%	8.90%	10.83%
Class I1	-5.86%	10.04%	11.95%
Class R3[1]	-6.45%	9.35%	11.29%
Class R4[1]	-6.16%	9.68%	11.64%
Class R5[1]	-5.88%	10.02%	11.97%
Class R6[1]	-5.80%	10.13%	12.07%
Class Y1	-5.82%	10.08%	12.06%
Class F1	-5.80%	10.13%	12.00%
S&P 500 Index	-14.61%	10.44%	12.79%
Russell 1000 Value Index	-7.00%	7.21%	10.30%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	0.97%	0.97%
Class C	1.75%	1.75%
Class I	0.71%	0.71%
Class R3	1.35%	1.35%
Class R4	1.03%	1.03%
Class R5	0.73%	0.73%
Class R6	0.63%	0.63%
Class Y	0.74%	0.69%
Class F	0.63%	0.63%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

9

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Dividend and Growth Fund returned -6.11%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s primary benchmark, the S&P 500 Index, which returned -14.61% for the same period, and outperforming the Fund’s secondary benchmark, the Russell 1000 Value Index, which returned -7.00% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -5.96% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell over the trailing twelve-month period ending October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron COVID-19 variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic and prompted a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001.
Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank remained committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as mid-cap equities measured by the S&P MidCap 400 Index outperformed both small- and large-cap equities, as measured by the Russell 2000 Index and the S&P 500 Index.
Four out of eleven sectors in the S&P 500 Index rose during the period, with the Energy (+65%), Consumer Staples (+5%), and Utilities (+3%) sectors performing the best. The Communication Services (-41%), Consumer Discretionary (-29%), and Real Estate (-21%) sectors were the worst performers during the period.
Security selection was the main driver of the Fund’s outperformance relative to the S&P 500 Index over the period. Stock selection was strongest within the Consumer Discretionary, Information Technology, and Industrials sectors. This was partially offset by weaker selection within the Energy and Materials sectors, which detracted from performance relative to the S&P 500 Index over the same period. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to the Fund’s performance relative to the S&P 500 Index. An underweight allocation to the Consumer Discretionary and Information Technology sectors added the most to returns relative to the S&P 500 Index during the period.
The Fund’s top positive contributors to performance relative to the S&P 500 Index during the period were not owning Meta Platforms (Communication Services) or Amazon.com (Consumer Discretionary) and an overweight position in ConocoPhillips (Energy). The share price of Meta Platforms, a U.S.-based social networking operator, fell during the period after management released disappointing quarterly results and weak near-term guidance. The company reported quarterly revenue declined more than 4% year over year and its second straight quarterly decline in the second quarter of 2022. Overall net income fell 52% to $4.4 billion. Shares of Amazon ended the period lower after the e-commerce giant reported first and third quarter results that missed consensus estimates. The company confronted soaring inflation and rising interest rates as well as a slowdown in their core retail business as customers returned to stores. Management also issued a disappointing fourth quarter 2022 revenue forecast and stated it plans to continue implementing cost-cutting measures. Shares of ConocoPhillips, an oil and gas exploration and production company, rose over the period on increasing earnings and revenue due to rising energy prices. The company also raised capital returns, bringing the 2022 total to an estimated $15 billion.
The Fund’s top detractors from performance relative to the S&P 500 Index during the period included not owning Exxon Mobil (Energy), an underweight position to Apple (Information Technology), and an

10

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

overweight position to Comcast (Communication Services). Shares of Exxon Mobil rose during the period along with the rest of the Energy sector on increasing earnings and revenue from rising oil prices. The company also announced a $30 billion share buyback. Shares of Apple rose over the period as the company reported consecutive strong quarterly results where revenue growth exceeded management’s expectations despite negative impacts from supply constraints, foreign exchange challenges, and weakness in digital advertising. The share price of Comcast fell over the period as the company reported a slowdown in broadband user growth and a decline in cable TV customers. The leading cable operator started to experience the fallout of pandemic-driven, heightened subscription demand beginning its descent to more normal levels. However, the company reported second quarter 2022 earnings and revenue that topped consensus estimates and announced an increase in capital returns to shareholders.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Markets ended the period lower as investors braced for a recession; however, the timing and magnitude is still unknown. Consumer demand has been resilient despite rising rates, but we believe we are starting to see the first indicators of economic pull back despite the record strength of the labor market. We believe inflation has likely peaked in the U.S., but a change in tighter monetary policy by the Fed is unlikely, and we have not ruled out the potential for additional meaningful interest rate increases before the end of 2022. In our view, market volatility continues to be driven by a steady sate of macroeconomic cross currents ranging from supply chain bottlenecks to Russia’s invasion of Ukraine. In the current environment, we are seeking to avoid taking undue risk within the Fund by focusing on long-term value creation potential and predictable ranges of outcomes.
We continue to anticipate negative impacts from inflationary pressures and restrictive monetary policy through at least the end of 2022. As of the end of the period, the Fund remains positioned for persistent inflation and decelerating growth by focusing on companies with balance sheet strength, sustainable and growing cash flows, and high-quality management teams, in our view. We believe that opportunistically investing in out of favor growth and cyclical names with positive risk/reward skews may provide upside potential while maintaining an overweight to more defensive segments may insulate the portfolio from macroeconomic shocks and valuation-driven corrections.
At the end of the period, the Fund had its largest overweights in the Financials and Healthcare sectors, and the largest underweights in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.4%
Consumer Discretionary	5.4
Consumer Staples	6.1
Energy	5.4
Financials	17.7
Health Care	17.9
Industrials	7.9
Information Technology	18.4
Materials	3.4
Real Estate	3.3
Utilities	4.8
Total	97.7%
Short-Term Investments	1.8
Other Assets & Liabilities	0.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
11

The Hartford Equity Income Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 08/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	0.12%	8.78%	10.86%
Class A2	-5.38%	7.56%	10.23%
Class C1	-0.64%	7.95%	10.03%
Class C3	-1.55%	7.95%	10.03%
Class I1	0.40%	9.05%	11.14%
Class R3[1]	-0.25%	8.38%	10.46%
Class R4[1]	0.07%	8.71%	10.80%
Class R5[1]	0.34%	9.04%	11.13%
Class R6[1]	0.49%	9.15%	11.25%
Class Y1	0.36%	9.07%	11.21%
Class F1	0.46%	9.14%	11.20%
Russell 1000 Value Index	-7.00%	7.21%	10.30%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.97%	0.97%
Class C	1.74%	1.74%
Class I	0.73%	0.73%
Class R3	1.35%	1.35%
Class R4	1.04%	1.04%
Class R5	0.74%	0.74%
Class R6	0.65%	0.65%
Class Y	0.74%	0.74%
Class F	0.64%	0.64%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

12

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Equity Income Fund returned 0.12%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -7.00% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the -5.96% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ending October 31, 2022. Markets rallied early in the period owing to robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, and prompted a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
During the period, four of the eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Energy (+65%), Consumer Staples (+5%), and Utilities (+3%) sectors performing the best. Conversely, the Communication Services (-30%), Information Technology (-23%), and Real Estate (-20%) sectors lagged over the period.
The Fund’s outperformance relative to the Russell 1000 Value Index during the period was driven by security selection. Strong selection in the Industrials, Financials, and Healthcare sectors contributed positively to relative performance, but was partially offset by weaker selection in the Energy and Materials sectors. Sector allocation, a result of our bottom-up stock selection process, also strongly benefited relative returns. The Fund’s underweight position in the Communication Services sector and overweight to the Consumer Staples sector contributed positively to relative results. This was partially offset by the Fund’s overweight position in the Industrials sector.
Top contributors to relative returns included ConocoPhillips (Energy), Pioneer Natural Resources (Energy), and not owning Meta Platforms (Communication Services). Shares of U.S.-based exploration & production companies ConocoPhillips and Pioneer Natural Resources rose over the period. These stocks benefited from the strong momentum within the Energy sector as oil prices spiked due to a steep supply/demand imbalance. ConocoPhillips shares experienced further gains when the company announced a $5 billion increase in a proposed 2022 return of capital. As of the end of the period, the Fund continued to own ConocoPhillips, but we have eliminated the Fund’s position in Pioneer Natural Resources.
Top detractors from relative performance during the period included the Fund’s position in BlackRock (Financials) and not holding Exxon Mobil (Energy) and Chevron (Energy). The share price of asset manager BlackRock declined during the period. The down market led to lower fund flows for the company and margin compression. More recently, BlackRock reported assets under management that missed consensus estimates, further pressuring its share price. We eliminated the Fund’s position in BlackRock during the period.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe the Fund’s investment universe is rich with new opportunities. We continue to focus on seeking to find high-quality businesses with strong balance sheets and sustainable dividends.
At the end of the period, the Utilities, Healthcare, and Consumer Staples sectors represented the Fund’s largest overweights relative to the Russell 1000 Value Index, while the Communication Services, Consumer Discretionary, and Financials sectors were the Fund’s largest underweights.

13

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.4%
Consumer Discretionary	5.0
Consumer Staples	8.4
Energy	8.8
Financials	19.3
Health Care	18.5
Industrials	11.4
Information Technology	9.5
Materials	3.9
Real Estate	3.9
Utilities	7.4
Total	97.5%
Short-Term Investments	3.4
Other Assets & Liabilities	(0.9)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
14

The Hartford Growth Opportunities Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 03/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-38.47%	7.85%	12.53%
Class A2	-41.85%	6.64%	11.89%
Class C1	-38.93%	7.05%	11.70%
Class C3	-39.24%	7.05%	11.70%
Class I1	-38.31%	8.14%	12.81%
Class R3[1]	-38.69%	7.47%	12.15%
Class R4[1]	-38.50%	7.80%	12.50%
Class R5[1]	-38.33%	8.12%	12.83%
Class R6[1]	-38.25%	8.23%	12.94%
Class Y1	-38.32%	8.17%	12.91%
Class F1	-38.25%	8.24%	12.87%
Russell 3000 Growth Index	-24.67%	12.07%	14.37%
Russell 1000 Growth Index	-24.60%	12.59%	14.69%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.06%	1.06%
Class C	1.83%	1.83%
Class I	0.82%	0.82%
Class R3	1.45%	1.45%
Class R4	1.14%	1.14%
Class R5	0.84%	0.84%
Class R6	0.73%	0.73%
Class Y	0.84%	0.84%
Class F	0.73%	0.73%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

15

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mario E. Abularach, CFA, CMT
Senior Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Opportunities Fund returned -38.47%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s primary benchmark, the Russell 3000 Growth Index, which returned -24.67% for the same period, and underperforming the Fund’s secondary benchmark, the Russell 1000 Growth Index, which returned -24.60% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -32.85% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell over the trailing twelve-month period ending October 31, 2022. Markets rallied early in the period owing to robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron COVID-19 variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank remained committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Nine out of eleven sectors in the Russell 3000 Growth Index fell during the period, with the Communication Services (-47%), Consumer Discretionary (-33%), and Real Estate (-26%) sectors performing the worst. The Energy (+53%) and Consumer Staples (+2%) sectors performed the best during the period.
Security selection was the primary driver of underperformance relative to the Russell 3000 Growth Index during the period. Weak selection in the Information Technology, Healthcare, and Communication Services sectors was partially offset by strong selection within the Materials sector. Sector allocation, a result of the bottom-up stock selection process, also detracted from benchmark-relative performance during the period, due to an overweight to the Communication Services sector and underweights to the Consumer Staples and Energy sectors. This was partially offset by an overweight allocation to the Healthcare sector.
Top detractors from performance relative to the Russell 3000 Growth Index during the period included Apple (Information Technology), Snap (Communication Services), and Spotify (Communication Services). Not owning Apple detracted from relative performance as the company is perceived as a safe haven among tech equities within this uncertain environment. The Fund’s out-of-benchmark holding in Snap detracted from relative results. Shares of Snap sold off as a result of weakening trends in the digital advertising market. Due to the uncertainty of the global economy, the company did not issue financial guidance for the third quarter of 2022. We eliminated the position in the Fund during the period. The Fund’s overweight position to Spotify detracted from relative performance. Shares of Spotify fell during the period after the streaming music service reported first quarter 2022 forecasts for user growth that fell short of consensus expectations. Management blamed the forecast on its strong end to 2021, when they added 25 million users in the fourth quarter. Also weighing on shares was controversy involving podcast host Joe Rogan, whom users and artists say is spreading misinformation about COVID vaccines. The Fund reduced its position in Spotify during the period. Amazon (Consumer Discretionary) and Alphabet (Communication Services) were among the top absolute detractors during the period.
Top contributors to performance relative to the Russell 3000 Growth Index during the period included Netflix (Communication Services), Arista Networks (Information Technology), and Tesla (Consumer Discretionary). Not owning Netflix over most of the period proved beneficial. The share price of Netflix declined after the company announced first quarter 2022 earnings where it saw a loss of subscribers for the first time since 2011. The company also warned that it expects to lose two million subscribers in the second quarter of

16

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

2023 as new passwords sharing restrictions are introduced. We reinitiated a position in Netflix at the end of September 2022 based on our differentiated view of their launch of new advertising-supported pricing tiers. The Fund’s overweight position to Arista Networks contributed positively to relative results. Arista Networks, a software and hardware provider, did well during the period and continued to take share from competitors with strong demand in their cloud and enterprise businesses. Tesla’s stock experienced significant volatility over the period and the Fund’s underweight position proved beneficial. The Fund held the stock from mid-November 2021 to June 2022. News that Tesla’s CEO, Elon Musk, proposed to purchase Twitter for $44 billion raised investor concerns. Additionally, the electric vehicle maker continued to grapple with supply chain issues and COVID-related shutdowns in their Shanghai production facility. The market has also been concerned about increased competition in the electric vehicle space. Netflix (Communication Services) and Eli Lilly (Healthcare) were among the top absolute contributors during the period.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Looking ahead, we expect volatility and uncertainty to persist as we close out the year. We continue to try to minimize downside potential while looking for longer-term upside potential. We believe the environment is likely to remain challenging in the near term.
At the end of the period, the Fund’s largest overweights were to the Communication Services and Healthcare sectors, and the Fund was most underweight to the Information Technology and Consumer Staples sectors relative to the Russell 3000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	14.8%
Consumer Discretionary	18.5
Consumer Staples	1.0
Energy	2.3
Financials	5.1
Health Care	18.0
Industrials	5.4
Information Technology	28.9
Materials	3.2
Real Estate	1.0
Total	98.2%
Short-Term Investments	1.9
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
17

The Hartford Healthcare Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-13.35%	8.63%	13.54%
Class A2	-18.12%	7.41%	12.90%
Class C1	-13.99%	7.81%	12.70%
Class C3	-14.74%	7.81%	12.70%
Class I1	-13.11%	8.93%	13.85%
Class R3[1]	-13.63%	8.27%	13.18%
Class R4[1]	-13.38%	8.60%	13.52%
Class R5[1]	-13.13%	8.92%	13.86%
Class R6[1]	-13.01%	9.03%	13.97%
Class Y1	-13.12%	8.97%	13.94%
Class F1	-13.03%	9.04%	13.92%
S&P Composite 1500 Health Care Index	-0.76%	12.23%	14.89%
S&P 500 Index	-14.61%	10.44%	12.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.24%	1.24%
Class C	2.01%	2.01%
Class I	0.98%	0.98%
Class R3	1.59%	1.59%
Class R4	1.29%	1.29%
Class R5	1.00%	1.00%
Class R6	0.88%	0.88%
Class Y	0.99%	0.99%
Class F	0.88%	0.88%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

18

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Ann C. Gallo*
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Rebecca D. Sykes, CFA
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, PhD, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
David M. Khtikian, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
Fayyaz Mujtaba
Managing Director and Global Industry Analyst
Wellington Management Company LLP
*	Effective February 28, 2023, Ms. Gallo will no longer serve as a portfolio manager to the Fund. Ms. Gallo will transition her portfolio management responsibilities for the Fund to Messrs. Khtikian and Mujtaba.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Healthcare Fund returned -13.35%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the S&P Composite 1500 Health Care Index, which returned -0.76% for the same period, while outperforming the S&P 500 Index, the Fund’s other benchmark, which returned -14.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -14.75% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Healthcare equities (+0.9%) outperformed both the broader United States (U.S.) equity market (-14.6%) and the global equity market (-19.6%) during the period, as measured by the S&P 500 Healthcare Index, S&P 500 Index, and MSCI ACWI Index, respectively.
Within the S&P Composite 1500 Health Care Index, three of five sub-sectors posted negative absolute returns during the period. Small-cap Biopharma (-37.2%), Medical Technology (-24.9%), and mid-cap Biopharma (-5.9%) declined during the period. Large-cap Biopharma (+15.9%) and Healthcare Services (+13.9%) rose during the period.
Security selection was the primary detractor from the Fund’s performance relative to the S&P Composite 1500 Health Care Index during the period. Sector allocation also detracted from relative returns. Security selection detracted within all sectors. Selection was weakest in the mid-cap Biopharma and Health Care Services sub-sectors. Within sector allocation, which is a by-product of the bottom-up stock selection process, an underweight allocation to large-cap Biopharma detracted most from relative performance during the period, while an underweight to Medical Technology contributed positively to relative returns.
AbbVie (large-cap Biopharma), Zai Lab (mid-cap Biopharma), and Johnson & Johnson (large-cap Biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Not owning AbbVie, a constituent of the S&P Composite 1500 Health Care Index, detracted from relative performance, as shares traded higher on news that the U.S. Food and Drug Administration (FDA) approved RINVOQ for the treatment of adults with active psoriatic arthritis who have had an inadequate response or intolerance to one or more tumor necrosis factor (TNF) inhibitors. AbbVie’s launches have done well in the marketplace, allaying some of the concerns about the upcoming biosimilar competition for its largest franchise Humira, which we still feel will be daunting. Shares of Zai Lab, a China-based biotech company with focus on in-licensing Western drugs for development and commercialization in China, declined over the period. The share price declined significantly in the past due to the pricing cut pressure in the China pharmaceutical market as well as ongoing macroeconomic and geopolitical concerns. However, we are seeing signs that government policy direction may be shifting towards encouraging innovation which we believe may drive better than anticipated sales potential for the company. The Fund’s lack of exposure to Johnson & Johnson (J&J), a constituent of the S&P Composite 1500 Health Care Index, was a detractor from relative performance during the period. Shares rose through the year due to encouraging quarterly earnings results, which showed strength in the immunology and oncology franchises, as well as the company’s announcement of a $5 billion stock repurchase

19

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

program. Additionally, in an environment with rising interest rates and heightened geopolitical risk, and fears around a slowing global growth rate, large cap pharma has been seen as a safe haven for investors. Edwards Lifesciences, Align Technology, and Zoetis were the top absolute detractors from the Fund’s performance.
Eli Lilly (large-cap Biopharma), Moderna (large-cap Biopharma), and Abbott Laboratories (Medical Technology) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period. Shares of Eli Lilly rose after the company reported strong first quarter 2022 earnings results, but more importantly received FDA approval for its drug, tirzepatide, for the treatment of type 2 diabetes. Compelling pivotal data in the setting of non-diabetic obesity during the second quarter of 2022 also underscored the long-term value of this drug. More recently, the stock benefited from positive results in Eisai’s Alzheimer’s phase 3 trial which raised hopes for other anti-amyloid drugs including Eli Lilly’s drug donanemab. The Fund’s underweight to Moderna was a positive contributor to relative performance during the period, as shares have been pressured by uncertainties around future COVID-19 vaccine revenues, the success of other respiratory vaccines, and the utility of the mRNA platform beyond respiratory vaccines. As of the end of the period, the Fund continued to hold a position in Moderna as we believe the COVID-19 vaccine production has given Moderna not only sales and cash flows but has significantly increased the company’s capabilities in R&D and manufacturing to capitalize on future opportunities. Not owning Abbott Laboratories for the majority of the period was a positive contributor as shares underperformed during the period. Shares of Abbott Laboratories have been pressured as the company has faced short-term challenges including declines in COVID-19 testing demand as well as a voluntarily recall of several baby powder formulas in February 2022, including various Similac, Alimentum and EleCare branded products. We initiated a position in Abbott Laboratories recently in October 2022 as we found an attractive risk/reward opportunity following the stock’s underperformance. Top absolute contributors to the Fund’s performance during the period included Eli Lilly, UnitedHealth Group, and Bristol-Myers Squibb.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, attractive valuations, strong fundamentals, and robust innovation across the Healthcare sector leave us with a positive outlook. Starting with the biopharma sub-sector, we believe the prospects for value creation in the industry are especially strong as breakthrough innovation – particularly in oncology, immunology, and certain rare diseases — is generating a rich opportunity set for specialist investors. While the long-term implications of U.S. drug reform remain to be seen, we are encouraged by the lifting of this longstanding overhang on the biopharmaceutical industry and we believe that innovation will continue to drive value in the sector.
Outside of biopharma, the opportunity set is equally compelling, and we are just as enthusiastic about the opportunities within medical technology where innovation pipelines have never been stronger in our view, with far more attractive medical device categories poised to accelerate in this decade versus the prior decade. In the coming years, we believe many firms will grow their addressable market through geographic expansion, new technologies, and the use of existing technologies to treat new patient populations.
Lastly and importantly, the overall delivery of health care continues to evolve, and we believe health care companies are well positioned to help solve one of the greatest societal challenges we face for the future: rising health care costs. The U.S., for example, is experiencing a decades-long transition toward a fee-for-value payment system from a historic fee-for-service approach, which we expect will result in new business models that have the potential to improve outcomes and reduce costs. These tailwinds across the various Healthcare subsectors, coupled with strong valuation support, leaves us with a positive outlook for the Healthcare sector.
In selecting equities for the Fund, we favor companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe that innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines are likely to continue to drive growth of the Healthcare sector.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, changes in funding or subsidies, patent and intellectual property considerations, intense competitive pressures, rapid technological changes, long and costly process for obtaining product approval by government agencies, potential product obsolescence, rising cost of medical products and services, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
Composition by Subsector(1)
as of 10/31/2022
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	13.6%
Consumer Finance	0.1
Health Care Equipment & Supplies	18.7
Health Care Providers & Services	24.6
Life Sciences Tools & Services	11.0
Pharmaceuticals	30.5
Total	98.5%
Short-Term Investments	1.2
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
20

The Hartford MidCap Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-24.83%	5.26%	10.65%
Class A2	-28.96%	4.07%	10.02%
Class C1	-25.38%	4.46%	9.83%
Class C3	-25.99%	4.46%	9.83%
Class I1	-24.63%	5.52%	10.91%
Class R3[1]	-25.08%	4.88%	10.28%
Class R4[1]	-24.86%	5.21%	10.62%
Class R5[1]	-24.62%	5.53%	10.95%
Class R6[1]	-24.56%	5.63%	11.07%
Class Y1	-24.58%	5.59%	11.04%
Class F1	-24.56%	5.63%	10.98%
S&P MidCap 400 Index	-11.54%	7.47%	11.23%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.84%	1.84%
Class I	0.85%	0.85%
Class R3	1.45%	1.45%
Class R4	1.15%	1.15%
Class R5	0.83%	0.83%
Class R6	0.73%	0.73%
Class Y	0.84%	0.79%
Class F	0.73%	0.73%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Classes I and Y and in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

21

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Fund returned -24.83%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned -11.54% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -29.65% average return of the Morningstar Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period. Large-cap equities, as measured by the S&P 500 Index, underperformed mid-cap equities, as measured by the S&P MidCap 400 Index. During the period, mid-cap equities, as measured by the S& P MidCap 400 Index, outperformed small-cap equities, as measured by the Russell 2000 Index.
Within the S&P MidCap 400 Index, seven out of the eleven sectors posted negative returns during the period. The Communication Services (-24%), Information Technology (-23%), and Consumer Discretionary (-23%) sectors performed the worst, while the Energy (+44%), Consumer Staples (+4%) and Utilities (+4%) sectors performed the best.
The Fund underperformed the S& P MidCap 400 Index during the twelve-month period primarily due to negative security selection. Selection effects were particularly weak within the Information Technology, Healthcare, and Consumer Discretionary sectors. This was partially offset by strong selection in the Materials, Consumer Staples, and Utilities sectors, which contributed positively to performance during the period. Sector allocation, a result of our bottom-up stock selection process, also detracted from the Fund’s performance relative to the S&P MidCap 400 Index during the period. This was primarily due to an overweight allocation to the Information Technology and Healthcare sectors and an underweight to the Energy sector. This was partially offset by underweights to the Real Estate and Consumer Discretionary sectors, which contributed positively to performance during the period.
Top detractors from the Fund’s relative performance for the period included Etsy (Consumer Discretionary), YETI (Consumer Discretionary), and First Solar (Information Technology). The share price of handmade crafts e-commerce platform Etsy fell early in the period as holiday sales data underwhelmed investors despite management releasing solid third quarter results in November 2021. Following the platform's success as a leading supplier of homemade cloth face masks during the pandemic, customer retention came under close scrutiny as new user growth abated. Shares of YETI declined after the company reported second-quarter earnings that missed estimates and lowered full-year 2022 guidance. Sales were below expectations due to slower customer acquisition and digital traffic including Amazon Marketplace. Gross margin and operating expenses were impacted by logistics and distribution cost inflation and a market shift towards wholesale, specifically coolers and equipment. Shares of First Solar, a renewable energy and solar company, declined early in the period amid uncertainty surrounding the Inflation Reduction Act, as well as California’s Public Utilities Commission weighing the possibility of reforming home rooftop solar net metering subsidies.
Top contributors to relative performance during the period included Apellis Pharmaceutical (Healthcare), Arena Pharmaceutical (Healthcare), and Wingstop (Consumer Discretionary). Shares of Apellis Pharmaceuticals rose as the company announced that the U.S. Food and Drug Administration (FDA) accepted the New Drug

22

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Application for pegcetacoplan and assigned it Priority Review with an expected approval date of November 2022. If approved, pegcetacoplan will be the first treatment for Geotrophic Atrophy, a disease that causes vision loss. Apellis also plans to submit a marketing authorization application to the European Medicines Agency. Shares of Arena Pharmaceuticals soared during the period on news that Pfizer would acquire the company in a $6.7 billion cash deal that was expected to close in the first half of 2022. Arena’s pipeline drug Etrasimod was a key asset in the deal. Etrasimod is in development for the treatment of immuno-inflammatory diseases including ulcerative colitis. Shares of Wingstop, a franchisor and operator of restaurants, rose over the period. Share price jumped as management reported strong second-quarter 2022 results and reiterated full year guidance. The company also reported 67 net new restaurants and 7.5% growth in system-wide sales in the second quarter of 2022.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to feel that our holdings within the Energy sector look attractive within our fundamentals, valuation, and expectations (F/V/E) framework. As a result, we increased the weight in the Fund’s existing Energy positions, ending the period with a modest overweight versus the S&P MidCap 400 Index. In addition to Energy, we feel the transportation industry presents an attractive combination of valuation and business quality. Toward the end of the period, we increased the Fund’s positions in CH Robinson, a non-asset-based truck broker and air and ocean forwarder, and Expeditors International, which arranges the transportation of freight globally.
As of the end of the period, market volatility gave us opportunities to invest in several companies that had previously graduated from the mid cap opportunity set. Positions that we increased at the end of the period within this category included Bio-Techne, which sells bio-reactive proteins for cell culture development and gene therapy treatments, and Verisign, a domain name manager. These purchases were largely funded from positions within the Information Technology sector, and more specifically information technology infrastructure. In our view, earnings for these companies have been under increased pressure given the rising interest rate and inflationary environment.
At the end of the period, the Fund’s largest overweights were in the Information Technology and Healthcare sectors relative to the S&P MidCap 400 Index. The Fund was most underweight to the Financials and Real Estate sectors relative to the S&P MidCap 400 Index as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.2%
Consumer Discretionary	12.1
Energy	6.7
Financials	8.4
Health Care	19.1
Industrials	21.5
Information Technology	23.7
Materials	4.3
Real Estate	1.3
Utilities	0.9
Total	100.2%
Short-Term Investments	2.3
Other Assets & Liabilities	(2.5)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
23

The Hartford MidCap Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-4.34%	5.97%	9.28%
Class A2	-9.60%	4.78%	8.67%
Class C1	-5.07%	5.18%	8.48%
Class C3	-5.93%	5.18%	8.48%
Class I1	-4.06%	6.32%	9.62%
Class R3[1]	-4.58%	5.67%	8.98%
Class R4[1]	-4.31%	5.99%	9.31%
Class R5[1]	-4.03%	6.29%	9.64%
Class R6[1]	-3.92%	6.43%	9.70%
Class Y1	-4.09%	6.34%	9.71%
Class F1	-3.94%	6.42%	9.70%
Russell Midcap Value Index	-10.18%	6.49%	10.42%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 06/22/2022 and performance for Class R6 shares prior to 06/22/2022 reflects the performance of Class F shares from 02/28/2017 through 06/21/2022 and Class I shares prior to 02/28/2017. Class F shares commenced operations on 02/28/2017 and performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.18%	1.18%
Class C	1.96%	1.96%
Class I	0.85%	0.85%
Class R3	1.49%	1.49%
Class R4	1.19%	1.19%
Class R5	0.89%	0.89%
Class R6	0.77%	0.77%
Class Y	0.88%	0.88%
Class F	0.77%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

24

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Manager
Gregory J. Garabedian
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Value Fund returned -4.34%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned -10.18% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -10.61% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as mid-cap equities, measured by the S&P MidCap 400 Index, outperformed both small- and large-cap equities, as measured by the Russell 2000 Index and the S&P 500 Index, respectively. Returns within the mid-cap space varied by style, as the Russell Midcap Value Index outperformed the Russell Midcap Growth Index.
Eight out of eleven sectors in the Russell Midcap Value Index declined during the period, with the Communication Services (-32%), Consumer Discretionary (-22%), and Information Technology (-21%) sectors lagging most. Conversely, the Energy (+55%), Consumer Staples (+8%), and Utilities (+5%) sectors were the top performers and delivered positive returns during the period.
Security selection was the primary driver of the Fund’s relative outperformance versus the Russell Midcap Value Index over the period; sector allocation decisions also contributed positively, albeit more modestly. Selection within the Financials, Real Estate, and Healthcare sectors were the top drivers of relative performance. This was partially offset by weaker security selection in the Information Technology sector. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to the Fund’s performance. Underweight exposure to the Real Estate and Communication Services sectors added the most to returns during the period, but was partially offset by underweight allocations to the Consumer Staples and Energy sectors.
Top security contributors to the Fund’s performance relative to the Russell Midcap Value Index over the period included an overweight position to Coterra Energy (Energy), an out-of-benchmark position in Centene (Healthcare), and an overweight position in Diamondback Energy (Energy). Shares of Coterra Energy and Diamondback Energy rose along with other oil and gas equities over the period as a supply and demand imbalance drove oil prices higher. Centene shares rose during the period as Medicaid and Medicare membership growth and recent acquisitions drove strong operational results, resulting in management raising its full-year guidance.
Top detractors from the Fund’s relative performance during the period included overweight positions in Syneos Health (Healthcare), Spirit AeroSystems (Industrials), and Six Flags Entertainment (Consumer Discretionary). Shares of Syneos Health, a clinical research organization, trended lower over the reporting period as the small- to mid-cap biotech sector came under pressure over funding concerns. The company also reported disappointing operational results due to slower decision-making from larger pharmaceutical companies, which heightened investor concerns of slowing industry growth. Shares of Spirit AeroSystems fell over the period. The company’s cash burn rate increased as Boeing’s lower production rate slowed Spirit’s reduction of inventory, exacerbated by continued inflationary pressure. Shares of Six Flags, an American amusement park corporation, fell during the period. Despite the company reporting a narrower-than-expected first-quarter loss and revenue that beat forecasts, shares declined as attendance came in below consensus estimates and concerns around a slowdown in consumer spending caused by inflation and rising interest rates posed challenges to the company’s outlook as it approached peak season.

25

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Given what we see as a wide range of economic outcomes as of the end of the period, we have continued to emphasize quality across the Fund’s portfolio. We are stress-testing models and balance sheets, and are actively seeking to identify new opportunities created by the market turmoil during the period. Over the period, we increased the Fund’s exposures to the Energy and Information Technology sectors while reducing the Fund’s weights to the Real Estate and Materials sectors. As of the end of the period, we continue to seek opportunities that we believe offer a compelling combination of valuation, quality, and capital return.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.5%
Consumer Discretionary	11.3
Consumer Staples	2.5
Energy	6.0
Financials	20.7
Health Care	9.9
Industrials	20.8
Information Technology	10.3
Materials	3.6
Real Estate	6.4
Utilities	5.3
Total	99.3%
Short-Term Investments	0.4
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
26

Hartford Quality Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 01/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-4.19%	8.15%	10.18%
Class A2	-9.46%	6.93%	9.56%
Class C1	-4.95%	7.31%	9.36%
Class C3	-5.84%	7.31%	9.36%
Class I1	-3.92%	8.50%	10.54%
Class R3[1]	-4.41%	7.89%	9.90%
Class R4[1]	-4.15%	8.19%	10.23%
Class R5[1]	-3.92%	8.49%	10.54%
Class R6[1]	-3.71%	8.65%	10.66%
Class Y1	-3.85%	8.54%	10.60%
Class F1	-3.78%	8.63%	10.61%
Russell 1000 Value Index	-7.00%	7.21%	10.30%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/01/2017.
Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.97%	0.96%
Class C	1.80%	1.71%
Class I	0.65%	0.65%
Class R3	1.27%	1.18%
Class R4	0.97%	0.88%
Class R5	0.67%	0.63%
Class R6	0.56%	0.46%
Class Y	0.66%	0.57%
Class F	0.56%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Quality Value Fund returned -4.19%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -7.00% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -6.24% average return of the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Seven out of eleven sectors within the Russell 1000 Value Index declined over the period, with the Communication Services (-30%), Information Technology (-23%), and Real Estate (-20%) sectors lagging the most. Conversely, the Energy (+65%), Consumer Staples (+5%), and Utilities (+3%) sectors performed best over the period.
Security selection contributed positively to Fund performance relative to the Russell 1000 Value Index over the period, while sector allocation slightly detracted from the Fund’s relative performance. Strong stock selection within the Industrials, Financials, and Consumer Discretionary sectors were the top positive contributors to relative performance. This was partially offset by weaker security selection within the Healthcare, Energy, and Utilities sectors during the

28

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

period. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance during the period due to the Fund’s underweight allocation to the Energy sector and overweight allocation to the Information Technology sector.
Top contributors to performance relative to the Russell 1000 Value Index over the period were an overweight position in Lockheed Martin (Industrials), not owning Meta Platforms (Communication Services), and an overweight position in Principal Financial Group (Financials). Shares of Lockheed Martin trended higher during the period along with other defense equities in response to the Ukraine-Russia conflict. Germany also announced plans to bolster its military strength for the first time in decades by almost doubling its military spending and announced plans to buy fighter planes made in the U.S. The share price of Meta Platforms, a U.S.-based social networking operator, fell during the period after management released disappointing quarterly results and weak near-term guidance. The company reported that quarterly revenue declined more than 4% year over year and its second straight quarterly decline in the second quarter of 2022. Shares of Principal Financial Group ended the period higher after the investment management and insurance company reported second-quarter adjusted operating earnings per share (EPS) that were above expectations, as strong customer growth and increasing investment yields helped mitigate macroeconomic challenges.
The largest detractors from the Fund’s performance relative to the Russell 1000 Value Index over the period were not owning Exxon Mobil (Energy), an out-of-benchmark position in Koninklijke Philips (Healthcare), and an overweight position in Celanese (Materials). Shares of Exxon Mobil rose during the period along with the rest of the Energy sector on increasing earnings and revenue from rising oil prices. The company also announced a $30 billion share buyback. Shares of Koninklijke Philips fell during the period as the U.S. Food and Drug Administration (FDA) reported that instances of faulty Philips ventilators and sleep apnea machines had risen. The company also lowered full-year sales guidance and announced that longtime Chief Executive Officer (CEO) Frans van Houten would be replaced by Roy Jakobs, the Philips executive heading the recall operation. Shares of Celanese, a global chemical and specialty materials company, declined over the period as the business continued to be impacted by the persistent inflationary environment and volatile supply-chain backdrop. The company reported mixed earnings throughout the period, beating EPS estimates in April 2022 and July 2022 but failing to do so in January 2022.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Markets ended the period lower as investors braced for recession; however, the timing and magnitude is still unknown. Consumer demand has been resilient despite rising interest rates, but we believe we are starting to see the first indicators of economic pull-back despite the record strength of the labor market. Inflation has likely peaked in the U.S., but a change in tighter monetary policy by the Fed is unlikely, in our view, and we have not ruled out the potential for additional meaningful interest-rate increases before the end of 2022. Market volatility continues to be driven by a steady state of macroeconomic crosscurrents ranging from supply-chain bottlenecks to Russia’s invasion of Ukraine. In the current environment, we are seeking to avoid taking undue risk within the Fund by focusing on long-term value creation potential and predictable ranges of outcomes.
We continue to anticipate negative impacts from inflationary pressures and restrictive monetary policy through at least the end of 2022. As of the end of the period, the Fund remains positioned for persistent inflation and decelerating growth by focusing on companies with balance-sheet strength, sustainable and growing cash flows, and high-quality management teams, in our view. We believe that opportunistically investing in out-of-favor growth and cyclical names with positive risk/reward skews may provide upside potential, while maintaining an overweight to more defensive segments may insulate the portfolio from macroeconomic shocks and valuation-driven corrections.
At the end of the period, the Fund’s largest overweights were to the Information Technology and Consumer Staples sectors, while the Fund’s largest underweights were to the Energy and Communication Services sectors, relative to the Russell 1000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.0%
Consumer Discretionary	5.6
Consumer Staples	8.3
Energy	6.6
Financials	20.7
Health Care	17.3
Industrials	10.8
Information Technology	10.1
Materials	3.6
Real Estate	4.2
Utilities	5.2
Total	98.4%
Short-Term Investments	1.0
Other Assets & Liabilities	0.6
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
29

The Hartford Small Cap Growth Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 01/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-28.75%	4.00%	9.48%
Class A2	-32.67%	2.83%	8.86%
Class C1	-29.27%	3.29%	8.73%
Class C3	-29.76%	3.29%	8.73%
Class I1	-28.50%	4.39%	9.84%
Class R3[1]	-28.93%	3.73%	9.20%
Class R4[1]	-28.72%	4.05%	9.54%
Class R5[1]	-28.51%	4.37%	9.87%
Class R6[1]	-28.44%	4.47%	9.97%
Class Y1	-28.47%	4.43%	9.95%
Class F1	-28.42%	4.48%	9.91%
Russell 2000 Growth Index	-26.02%	5.17%	10.15%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.19%	1.19%
Class C	1.90%	1.90%
Class I	0.84%	0.84%
Class R3	1.48%	1.48%
Class R4	1.18%	1.18%
Class R5	0.87%	0.87%
Class R6	0.77%	0.77%
Class Y	0.87%	0.83%
Class F	0.77%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

30

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Cap Growth Fund returned -28.75%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -26.02% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -26.50% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap equities and underperformed mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Small-cap equities underperformed mid-cap equities for the period, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Ten out of eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Communication Services (-41%), Real Estate (-37%), and Information Technology (-33%) sectors lagged the broader index, while the Energy (+34%) sector had positive returns.
Sector allocation, a result of the bottom-up stock selection process, was the primary driver of relative underperformance during the period. This was driven by the Fund’s underweight allocation to the Energy sector and overweight allocations to the Real Estate and Information Technology sectors. The Fund’s overweight allocation to the Industrials sector and an underweight to the Healthcare sector detracted from relative performance during the period. Security selection also weighed on relative results. Weak selection within the Information Technology, Consumer Staples, and Consumer Discretionary sectors detracted from relative performance. This was partially offset by stronger selection in the Industrials and Real Estate sectors, which contributed positively to relative performance during the period.
The top contributors to relative performance during the period were overweight positions in WillScot Mobile Mini Holdings (Industrials), ExlService Holdings (Information Technology), and Chart Industries (Industrials). Shares of WillScot Mobile Mini, a modular space and storage solutions company, rose during the period after it was announced they acquired the rental fleet and assets of Modulease. This acquisition added roughly 400 mobile offices and 100 portable storage containers to the company's New England operation. WillScot Mobile also beat second-quarter revenue expectations, driven by strong demand and the implementation of increased rental rates. Shares of ExlService, an operations management and analytics company, rose during the period. The company reported first-quarter earnings and revenue which beat consensus expectations. Revenue increased across segments on a year-over-year basis, in particular

31

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

within the analytics segment. Shares of Chart Industries rose over the period. The company reported second-quarter results showing record orders, record backlog, record sales, and record operating income. Top absolute contributors for the period included Chart Industries (Industrials), Turning Point Therapeutics (Healthcare), and ExlService Holdings (Information Technology).
The top detractors from relative performance during the period included overweight positions in Cardlytics (Communication Services) and Hydrofarm Holdings (Industrials), and an out-of-benchmark position in Yeti Holdings (Consumer Discretionary). Shares of Cardlytics, an advertising platform partnering with financial institutions' banking reward programs, fell after the company reported earnings for the second quarter that were below consensus expectations, with operating losses that were significantly higher than a year ago. The company has faced challenges from a sharp slowdown in digital advertising demand, driven by weakening consumer spending amid the current macroeconomic backdrop. We eliminated the Fund’s position during the period. Shares of Hydrofarm fell during the period after the company announced weaker guidance for the rest of 2022. Company management attributed this decision to the challenges the overall hydroponics space continues to face, and stated that they expect the industry to grow in the future. We eliminated the Fund’s position during the period. Shares of Yeti Holdings declined after the company reported second-quarter earnings that missed estimates and lowered full-year 2022 guidance. Sales were below expectations due to slower customer acquisition and digital traffic including Amazon Marketplace. Gross margins and operating expenses were impacted by logistics and distribution cost inflation and a market shift towards wholesale, specifically coolers and equipment. Top absolute detractors from performance for the period included Cardlytics (Communication Services), Rapid7 (Information Technology), and Omnicell (Healthcare).
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
The U.S. Consumer Price Index (CPI) remained elevated in its report for August 2022, albeit slightly declining from the loftier levels of July 2022. As of the end of the period, we believe some respite is possible in the near term, given the decline in oil prices. The Federal Open Market Committee (FOMC) members’ median rate expectations for 2023 have gone above 4.5% from 3.75% just three months ago. With the increase in expectations for near-term interest-rate increases, the continuing strength in the U.S. dollar is likely not a surprise, but nevertheless, its strength has become an increasing focus for companies and investors. Recent commentary from companies has indicated pockets of slowing demand, and low nominal growth in 2023 remains probable, given peaking inflation and tight policy.
The energy crisis Europe is facing this upcoming winter highlights the dilemma policymakers are facing between supporting low-income consumers and securing longer-term energy security for the continent. Over the last few months, it has become increasingly clear that Russia intends to keep the pressure on Europe, and we believe the conflict with Ukraine is likely to continue into 2024 at a minimum. The road forward regarding the conflict remains unpredictable, and the range of outcomes is wide in terms of the impact to the global economy, in our view.
On the positive side, we observe that supply-chain issues appear to be improving, although not completely resolved. Employment in the U.S. remains robust for now, but we believe there may be potential weakness ahead as the Fed continues to battle inflation. The Inflation Reduction Act (IRA), the Infrastructure Investment and Jobs Act (IIJA), and the CHIPS Act will likely serve as offsets, in our view. Margin pressure remains a focus and is somewhat unpredictable in the near term due to the variety of factors companies are facing.
At the end of the period, the Fund’s largest overweights were to the Industrials, Consumer Staples, and Consumer Discretionary sectors, while the Fund’s largest underweights were to the Utilities, Financials, and Energy sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.4%
Consumer Discretionary	11.2
Consumer Staples	5.5
Energy	6.4
Financials	6.2
Health Care	22.5
Industrials	20.5
Information Technology	19.5
Materials	3.7
Real Estate	2.2
Total	99.1%
Short-Term Investments	1.4
Other Assets & Liabilities	(0.5)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
32

Hartford Small Cap Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 01/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-8.86%	5.76%	8.87%
Class A2	-13.87%	4.57%	8.25%
Class C1	-9.54%	4.98%	8.06%
Class C3	-10.38%	4.98%	8.06%
Class I1	-8.56%	6.12%	9.14%
Class R3[1]	-9.05%	5.61%	8.67%
Class R4[1]	-8.79%	5.86%	8.96%
Class R5[1]	-8.48%	6.19%	9.29%
Class R6[1]	-8.46%	6.26%	9.35%
Class Y1	-8.52%	6.22%	9.33%
Class F1	-8.46%	6.25%	9.22%
Russell 2000 Value Index	-10.73%	5.31%	9.37%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance prior to 11/01/2018 reflects when the Fund pursued different strategies.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

33

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.30%	1.30%
Class C	2.09%	2.05%
Class I	0.97%	0.97%
Class R3	1.56%	1.50%
Class R4	1.26%	1.20%
Class R5	0.96%	0.90%
Class R6	0.85%	0.80%
Class Y	0.95%	0.85%
Class F	0.84%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Manager
Sean Kammann
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Small Cap Value Fund returned -8.86%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell 2000 Value Index, which returned -10.73% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -11.64% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
During the period, returns varied by market cap. Large-cap equities, as measured by the S&P 500 Index, underperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Small-cap equities underperformed mid-cap equities for the period, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Eight of the eleven sectors in the Russell 2000 Value Index declined during the period, and the Communication Services (-41%), Healthcare (-27%), and Consumer Discretionary (-26%) sectors lagged. Conversely, the Energy (+46%), Consumer Staples (+6%), and Utilities (+3%) sectors were the top performers during the period.
Security selection drove the Fund’s outperformance relative to the Russell 2000 Value Index during the period. Strong selection in the Consumer Discretionary, Information Technology, and Healthcare sectors contributed positively to relative results. This was partially offset by weaker selection in the Financials, Energy, and Consumer Staples sectors. Sector allocation, a result of our bottom-up stock selection process, also benefited relative performance. The Fund’s underweight positions in the Communication Services and Healthcare sectors contributed positively to relative performance. This was partially offset by the Fund’s underweight position in the Energy sector and overweight to the Information Technology sector during the period.

34

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

The largest contributors to relative performance over the period were positions in H&R Block (Consumer Discretionary), Plantronics (Information Technology), and South Jersey Industries (Utilities). Tax preparation company H&R Block delivered strong operational results given the continued strong growth of its assisted return business. H&R Block also saw an expansion of its small-business clientele, increased adoption of its virtual tools, as well as the launch of its new mobile banking platform against a challenging macroeconomic backdrop, supporting its stock price. Plantronics is a U.S.-based headset manufacturer. Plantronics’ shares jumped after the company announced a deal in March 2022 where it would be acquired by HP. The acquisition was completed in August 2022. Shares of South Jersey Industries soared after Infrastructure Investments Fund announced the acquisition of the energy services holding company for $36 per share in cash, reflecting an enterprise value of approximately $8.1 billion. We eliminated the Fund’s positions in all three stocks during the period.
The largest detractors from relative performance during the period were positions in PROG Holdings (Financials), Greenhill (Financials), and DMC Global (Energy). PROG Holdings shares declined during the period, as the lease-to-own and financing company reported disappointing results and cut its full-year outlook, given weakened demand and increased delinquencies as inflation continued to impose significant pressure on its customers. Shares of Greenhill also ended the period lower after the company reported a continued decline in revenue and earnings as deal activities slowed against rising rates. Shares of DMC Global, a holding company with segments in explosive metalworking and perforation, declined during the period despite the company reporting strong first- and second-quarter results. Management provided lackluster guidance for the third quarter due to high inventory costs for Arcadia and anticipated lower NobelClad revenue.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe we are unquestionably on the precipice of an economically challenging period globally, and the structural advantages of the U.S. may be overwhelmed by the strong U.S. dollar. But this is temporary, in our view, and we believe these economic adjustments present investment opportunities for the Fund. We continue to focus our efforts on seeking the most attractive long-term excess return opportunities while seeking to balance these opportunities against the associated risks.
At the end of the period, the Fund was most overweight to the Financials, Industrials, and Information Technology sectors, and most underweight to the Real Estate, Healthcare, and Utilities sectors, relative to the Russell 2000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.1%
Consumer Discretionary	12.0
Consumer Staples	4.6
Energy	4.5
Financials	36.4
Health Care	6.4
Industrials	17.8
Information Technology	8.5
Materials	3.3
Real Estate	2.8
Utilities	1.6
Total	99.0%
Short-Term Investments	1.0
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.
(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
35

The Hartford Small Company Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-30.24%	8.60%	10.24%
Class A2	-34.08%	7.38%	9.62%
Class C1	-30.76%	7.74%	9.41%
Class C3	-31.18%	7.74%	9.41%
Class I1	-30.01%	8.92%	10.54%
Class R3[1]	-30.43%	8.32%	9.99%
Class R4[1]	-30.25%	8.64%	10.32%
Class R5[1]	-30.01%	8.97%	10.66%
Class R6[1]	-29.95%	9.05%	10.75%
Class Y1	-30.05%	8.99%	10.71%
Class F1	-29.93%	9.05%	10.62%
Russell 2000 Growth Index	-26.02%	5.17%	10.15%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.23%	1.23%
Class C	2.05%	2.05%
Class I	0.96%	0.96%
Class R3	1.57%	1.57%
Class R4	1.26%	1.26%
Class R5	0.97%	0.97%
Class R6	0.85%	0.85%
Class Y	0.91%	0.91%
Class F	0.85%	0.85%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

36

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Steven C. Angeli, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Ranjit Ramachandran
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
John V. Schneider, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
*	Effective February 28, 2023, Mr. Angeli will no longer serve as a portfolio manager to the Fund. Mr. Angeli will transition his portfolio management responsibilities for the Fund to Mr. Ramachandran.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Company Fund returned -30.24%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -26.02% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -26.50% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market capitalization during the period. Large cap equities, as measured by the Russell 1000 Index, outperformed small-cap equities, as measured by the Russell 2000 Index, and mid-cap equities, as measured by the Russell Midcap Index. Small-cap equities underperformed mid-cap equities for the period, as measured by the Russell 2000 Index and Russell Midcap Index, respectively. Narrowing the focus to small caps, value led growth by over +1500 basis points (bps) over the trailing year, as measured by the Russell 2000 Value and Growth Indices.
Ten of the eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Energy (+34%) sector was the lone positive sector over the period, while the Communication Services (-41%), Real Estate (-38%), and Information Technology (-33%) sectors lagged the broader index.
During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection in the Information Technology, Healthcare, and Consumer Discretionary sectors detracted from relative performance, partially offset by stronger selection in the Real Estate, Industrials, and Materials sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s overweight allocation to the Real Estate sector and underweight to the Consumer Staples sector. This was partially offset by the Fund’s underweight allocation to the Consumer Discretionary sector.
The top detractors from relative performance during the period included Digital Turbine (Information Technology), Owens & Minor (Healthcare), and Kornit Digital (Industrials). Shares of Digital Turbine, an advertising software platform, fell over the period in an environment of rising interest rates. The share price fell in February 2022 after competitive and regulatory pressures aimed to protect users’ personal information weighed on the digital advertising market. Additionally, in

37

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

May 2022, the company lowered guidance, citing macroeconomic challenges facing the business. Due to high uncertainty surrounding the digital advertising market, we decided to eliminate the Fund’s position during the period. Shares of Owens & Minor, a Healthcare logistics company, fell during the period as the company reported disappointing preliminary third-quarter 2022 results and lowered its full-year guidance. The Products & Healthcare Services segment detracted from relative performance driven by macroeconomic challenges, decreased hospital volumes and high stocking levels. Shares of Kornit Digital, an inkjet printer manufacturer for the textile and fashion industries, traded down in the period after missing second-quarter 2022 revenue expectations. The current economic environment led to a significantly slower pace of orders than the company originally projected. The company expressed optimism about the second half of 2022; however, we chose to eliminate the Fund’s position during the period over fears that economic recovery would not materialize. Top absolute detractors from the Fund’s performance for the period included Digital Turbine (Information Technology) and Rapid7 (Information Technology).
By contrast, some of the top contributors to relative performance included Tower Semiconductor (Information Technology), Chesapeake Energy (Energy), and Applied Industrial Technologies (Industrials). The share price of Tower Semiconductor, an independent foundry and producer of semiconductor integrated circuits, rose in February 2022 after Intel offered to acquire the company at a large premium. Shortly after the announcement, Tower Semiconductor announced strong quarterly results and adjusted earnings per share (EPS) ahead of consensus. Chesapeake Energy, a producer of oil and natural gas, experienced a share price increase during the period due to higher energy prices as well as an increased stock repurchase program announced in June 2022. The Fund realized gains by selling both positions during the period. Applied Industrial Technologies is a power transmission products and services company. The company’s share price rose as management announced fundamental strength through the period and raised their 2023 EPS guidance. Top absolute contributors to the Fund’s performance for the period included e.l.f. Beauty (Consumer Staples) and Calix (Information Technology).
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
The twelve-month period ended October 31, 2022 was categorized by heightened market volatility spurred on by a steady stream of macroeconomic challenges ranging from record inflation and persistent supply-chain challenges to Russia’s invasion of Ukraine. U.S. markets ended the period lower as investors braced for a recession; however, the timing and magnitude of this recession is still unknown, in our view, as market participants weigh the impacts of persistent inflation, recession, and the Fed’s reaction to these events. As a result, stocks in the Fund’s investment universe have been prone to trading on narrative recently, rather than fundamentals. Given this uncertainty, we remain disciplined within our upside/downside valuation framework, and are seeking to position the Fund to be balanced.
In this macro- and factor-driven environment, we are seeking balance by holding a mixture of high-quality capital compounders while looking for opportunities in emerging growth names with disruptive business models. While we are not aiming to create a recession-proof portfolio, we continue to anticipate weakness in sectors with high interest-rate sensitivity. As a result, we decided to eliminate a number of software names during the period that we believe lack the cash flows to remain resilient in an economic slowdown. Finally, as of the end of the period, we added to stocks that have sold off and fallen back into the small-cap universe during the period.
At the end of the period, the Fund’s largest overweights were to the Industrials, Healthcare, and Energy sectors, while the Fund’s largest underweights were to the Information Technology, Utilities, and Financials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.4%
Consumer Discretionary	8.5
Consumer Staples	3.8
Energy	8.6
Financials	6.7
Health Care	23.8
Industrials	19.8
Information Technology	16.2
Materials	3.9
Real Estate	2.6
Total	96.3%
Short-Term Investments	3.3
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

38

Hartford Domestic Equity Funds
Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on their market capitalization.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

39

Hartford Domestic Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2022 through October 31, 2022, except as noted below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Capital Appreciation Fund
Class A	$ 1,000.00	$ 937.30	$ 5.13	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class C	$ 1,000.00	$ 933.70	$ 8.92	$ 1,000.00	$ 1,015.98	$ 9.30	1.83%
Class I	$ 1,000.00	$ 938.60	$ 3.81	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class R3	$ 1,000.00	$ 935.50	$ 6.88	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 937.10	$ 5.37	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class R5	$ 1,000.00	$ 938.50	$ 3.86	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R6	$ 1,000.00	$ 939.00	$ 3.42	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class Y	$ 1,000.00	$ 938.50	$ 3.91	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class F	$ 1,000.00	$ 939.10	$ 3.37	$ 1,000.00	$ 1,021.68	$ 3.52	0.69%
Hartford Core Equity Fund
Class A	$ 1,000.00	$ 954.40	$ 3.50	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class C	$ 1,000.00	$ 950.70	$ 7.13	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class I	$ 1,000.00	$ 955.50	$ 2.27	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R3	$ 1,000.00	$ 952.50	$ 5.36	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R4	$ 1,000.00	$ 954.30	$ 3.55	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class R5	$ 1,000.00	$ 955.60	$ 2.27	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R6	$ 1,000.00	$ 956.00	$ 1.77	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class Y	$ 1,000.00	$ 955.80	$ 2.17	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class F	$ 1,000.00	$ 956.00	$ 1.77	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
40

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Dividend and Growth Fund
Class A	$ 1,000.00	$ 958.80	$ 4.79	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class C	$ 1,000.00	$ 954.80	$ 8.62	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%
Class I	$ 1,000.00	$ 960.20	$ 3.61	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R3	$ 1,000.00	$ 956.80	$ 6.71	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class R4	$ 1,000.00	$ 958.50	$ 5.18	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class R5	$ 1,000.00	$ 959.90	$ 3.66	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R6	$ 1,000.00	$ 960.50	$ 3.11	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class Y	$ 1,000.00	$ 960.20	$ 3.41	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class F	$ 1,000.00	$ 960.60	$ 3.11	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
The Hartford Equity Income Fund
Class A	$ 1,000.00	$ 999.30	$ 4.94	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class C	$ 1,000.00	$ 995.10	$ 8.75	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 1,000.50	$ 3.73	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R3	$ 1,000.00	$ 997.20	$ 6.80	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class R4	$ 1,000.00	$ 998.80	$ 5.39	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class R5	$ 1,000.00	$ 1,000.00	$ 3.73	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R6	$ 1,000.00	$ 1,001.00	$ 3.28	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class Y	$ 1,000.00	$ 1,000.10	$ 3.73	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class F	$ 1,000.00	$ 1,000.60	$ 3.23	$ 1,000.00	$ 1,021.93	$ 3.26	0.64%
The Hartford Growth Opportunities Fund
Class A	$ 1,000.00	$ 877.90	$ 5.16	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class C	$ 1,000.00	$ 874.70	$ 8.74	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 879.40	$ 3.89	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R3	$ 1,000.00	$ 876.60	$ 6.81	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class R4	$ 1,000.00	$ 878.00	$ 5.30	$ 1,000.00	$ 1,019.56	$ 5.70	1.12%
Class R5	$ 1,000.00	$ 879.20	$ 3.98	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class R6	$ 1,000.00	$ 879.80	$ 3.51	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 879.30	$ 3.93	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class F	$ 1,000.00	$ 879.60	$ 3.51	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
The Hartford Healthcare Fund
Class A	$ 1,000.00	$ 1,005.50	$ 6.42	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class C	$ 1,000.00	$ 1,001.60	$ 10.24	$ 1,000.00	$ 1,014.97	$ 10.31	2.03%
Class I	$ 1,000.00	$ 1,006.90	$ 5.01	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 1,004.00	$ 8.13	$ 1,000.00	$ 1,017.09	$ 8.19	1.61%
Class R4	$ 1,000.00	$ 1,005.50	$ 6.52	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class R5	$ 1,000.00	$ 1,006.80	$ 5.11	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class R6	$ 1,000.00	$ 1,007.60	$ 4.56	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class Y	$ 1,000.00	$ 1,006.90	$ 5.11	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class F	$ 1,000.00	$ 1,007.40	$ 4.56	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
The Hartford MidCap Fund
Class A	$ 1,000.00	$ 926.00	$ 5.34	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class C	$ 1,000.00	$ 922.30	$ 8.96	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 927.20	$ 4.18	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class R3	$ 1,000.00	$ 924.40	$ 7.03	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class R4	$ 1,000.00	$ 925.80	$ 5.49	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
Class R5	$ 1,000.00	$ 927.20	$ 4.13	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class R6	$ 1,000.00	$ 927.60	$ 3.60	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 927.40	$ 3.89	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class F	$ 1,000.00	$ 927.60	$ 3.60	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
41

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford MidCap Value Fund
Class A	$ 1,000.00	$ 953.30	$ 5.76	$ 1,000.00	$ 1,019.26	$ 5.95	1.17%
Class C	$ 1,000.00	$ 950.00	$ 9.63	$ 1,000.00	$ 1,015.32	$ 9.96	1.96%
Class I	$ 1,000.00	$ 954.50	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R3	$ 1,000.00	$ 952.10	$ 7.33	$ 1,000.00	$ 1,017.69	$ 7.58	1.49%
Class R4	$ 1,000.00	$ 953.40	$ 5.86	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class R5	$ 1,000.00	$ 954.70	$ 4.38	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R6(1)	$ 1,000.00	$ 955.90	$ 2.70(2)	$ 1,000.00	$ 1,021.32	$ 3.92(3)	0.77%
Class Y	$ 1,000.00	$ 954.80	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 955.60	$ 3.80	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Hartford Quality Value Fund
Class A	$ 1,000.00	$ 966.50	$ 4.71	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class C	$ 1,000.00	$ 962.50	$ 8.46	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class I	$ 1,000.00	$ 968.00	$ 3.27	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class R3	$ 1,000.00	$ 965.50	$ 5.85	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class R4	$ 1,000.00	$ 966.70	$ 4.36	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R5	$ 1,000.00	$ 967.80	$ 3.13	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R6	$ 1,000.00	$ 969.00	$ 2.28	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class Y	$ 1,000.00	$ 968.60	$ 2.83	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class F	$ 1,000.00	$ 968.70	$ 2.28	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
The Hartford Small Cap Growth Fund
Class A	$ 1,000.00	$ 961.10	$ 6.33	$ 1,000.00	$ 1,018.75	$ 6.51	1.28%
Class C	$ 1,000.00	$ 957.70	$ 9.87	$ 1,000.00	$ 1,015.12	$ 10.16	2.00%
Class I	$ 1,000.00	$ 963.10	$ 4.41	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 960.00	$ 7.51	$ 1,000.00	$ 1,017.54	$ 7.73	1.52%
Class R4	$ 1,000.00	$ 961.40	$ 6.03	$ 1,000.00	$ 1,019.06	$ 6.21	1.22%
Class R5	$ 1,000.00	$ 963.00	$ 4.60	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R6	$ 1,000.00	$ 963.20	$ 4.06	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class Y	$ 1,000.00	$ 963.20	$ 4.36	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 963.40	$ 4.01	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Hartford Small Cap Value Fund
Class A	$ 1,000.00	$ 992.20	$ 6.63	$ 1,000.00	$ 1,018.55	$ 6.72	1.32% (4)
Class C	$ 1,000.00	$ 989.80	$ 10.28	$ 1,000.00	$ 1,014.87	$ 10.41	2.05% (4)
Class I	$ 1,000.00	$ 994.80	$ 5.13	$ 1,000.00	$ 1,020.06	$ 5.19	1.02% (4)
Class R3	$ 1,000.00	$ 991.70	$ 7.43	$ 1,000.00	$ 1,017.74	$ 7.53	1.48%
Class R4	$ 1,000.00	$ 992.60	$ 6.23	$ 1,000.00	$ 1,018.95	$ 6.31	1.24% (4)
Class R5	$ 1,000.00	$ 995.10	$ 4.68	$ 1,000.00	$ 1,020.52	$ 4.74	0.93% (4)
Class R6	$ 1,000.00	$ 995.10	$ 4.02	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class Y	$ 1,000.00	$ 995.00	$ 4.28	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 994.80	$ 4.02	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
42

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Small Company Fund
Class A	$ 1,000.00	$ 935.70	$ 6.29	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class C	$ 1,000.00	$ 932.40	$ 10.32	$ 1,000.00	$ 1,014.52	$ 10.76	2.12%
Class I	$ 1,000.00	$ 937.20	$ 4.84	$ 1,000.00	$ 1,020.16	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 934.20	$ 7.80	$ 1,000.00	$ 1,017.14	$ 8.13	1.60%
Class R4	$ 1,000.00	$ 935.50	$ 6.34	$ 1,000.00	$ 1,018.65	$ 6.61	1.30%
Class R5	$ 1,000.00	$ 937.10	$ 4.88	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R6	$ 1,000.00	$ 937.60	$ 4.30	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class Y	$ 1,000.00	$ 936.60	$ 4.78	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class F	$ 1,000.00	$ 937.90	$ 4.30	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%

(1)	Class R6 of The Hartford MidCap Value Fund commenced operations on June 22, 2022.
(2)	Expenses paid during the period June 22, 2022 through October 31, 2022.
(3)	Please note that while The Hartford MidCap Value Fund's Class R6 commenced operations on June 22, 2022, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio for Class R6 shares was in effect during the period May 1, 2022 to October 31, 2022.
(4)	The annualized expense ratio is representative of the period from May 1, 2022 through October 31, 2022. The annualized expense ratio does not fully reflect the contractual expense limitation arrangement as this arrangement is based on the entire fiscal year and not the six-month period. As such, the annualized expense ratio exceeds the amount of the contractual expense limitation arrangement for this share class of the Fund for purposes of the hypothetical example. Please see the accompanying Financial Highlights for the expense ratio for the year ended October 31, 2022.
43

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7%
	Automobiles & Components - 0.6%
166,820	Thor Industries, Inc.	$ 13,590,826
161,190	Visteon Corp.*	21,030,459
		34,621,285
	Banks - 2.3%
405,730	Bank of Nova Scotia	19,604,874
973,474	Cadence Bank	26,916,556
326,570	JP Morgan Chase & Co.	41,108,631
359,651	Western Alliance Bancorp	24,157,758
351,049	Zions Bancorp NA	18,233,485
		130,021,304
	Capital Goods - 9.9%
558,792	AerCap Holdings N.V.*	29,845,081
232,930	AMETEK, Inc.	30,201,704
39,779	Axon Enterprise, Inc.*	5,785,458
440,728	Builders FirstSource, Inc.*	27,175,289
147,299	HEICO Corp.	23,956,709
806,800	HF Global, Inc.*(1)(2)	15,619,648
376,637	Honeywell International, Inc.	76,841,481
144,230	IDEX Corp.	32,063,771
174,178	John Bean Technologies Corp.	15,885,034
1,057,109	Johnson Controls International plc	61,143,185
35,790	Lockheed Martin Corp.	17,418,277
235,843	Middleby Corp.*	32,985,002
113,591	Northrop Grumman Corp.	62,362,595
705,213	Otis Worldwide Corp.	49,816,246
150,929	Snap-on, Inc.	33,513,784
675,290	Spirit AeroSystems Holdings, Inc. Class A	15,639,716
361,900	Westinghouse Air Brake Technologies Corp.	33,758,032
		564,011,012
	Commercial & Professional Services - 1.9%
188,197	Clean Harbors, Inc.*	23,046,605
95,468	Copart, Inc.*	10,980,729
236,411	CoStar Group, Inc.*	19,555,918
268,308	Leidos Holdings, Inc.	27,257,410
160,414	Verisk Analytics, Inc. Class A	29,328,491
		110,169,153
	Consumer Durables & Apparel - 3.1%
440,454	Lennar Corp. Class A	35,544,638
133,647	Lululemon Athletica, Inc.*	43,975,209
739,007	NIKE, Inc. Class B	68,491,169
2,973	NVR, Inc.*	12,598,830
588,938	Steven Madden Ltd.	17,591,578
		178,201,424
	Consumer Services - 2.9%
203,392	Airbnb, Inc. Class A*	21,744,639
1,603,154	Denny's Corp.*	18,163,735
46,090	Domino's Pizza, Inc.	15,312,941
685,372	DraftKings, Inc. Class A*(3)	10,828,878
295,080	Hilton Worldwide Holdings, Inc.	39,912,521
223,587	McDonald's Corp.	60,963,231
		166,925,945
	Diversified Financials - 4.4%
514,041	American Express Co.	76,309,386
545,025	Bank of New York Mellon Corp.	22,951,003
37,260	BlackRock, Inc.	24,066,607
54,772	CME Group, Inc.	9,491,988
80,061	Moody's Corp.	21,205,757
321,684	Morgan Stanley	26,432,774
193,392	T Rowe Price Group, Inc.	20,530,495
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Diversified Financials - 4.4% - (continued)
363,717	Tradeweb Markets, Inc. Class A	$ 20,033,532
431,945	Voya Financial, Inc.	29,527,760
		250,549,302
	Energy - 2.6%
596,447	Cenovus Energy, Inc.	12,048,229
60,204	Cheniere Energy, Inc.	10,620,588
167,304	Chevron Corp.	30,265,294
128,722	Diamondback Energy, Inc.	20,223,513
89,678	EOG Resources, Inc.	12,242,841
833,288	Marathon Oil Corp.	25,373,620
655,068	TotalEnergies SE ADR	35,878,074
		146,652,159
	Food & Staples Retailing - 0.8%
793,124	U.S. Foods Holding Corp.*	23,603,370
163,326	Walmart, Inc.	23,246,190
		46,849,560
	Food, Beverage & Tobacco - 4.0%
1,089,541	Coca-Cola Co.	65,209,029
465,849	General Mills, Inc.	38,003,961
130,903	Monster Beverage Corp.*	12,268,229
396,956	PepsiCo., Inc.	72,079,271
418,984	Philip Morris International, Inc.	38,483,680
		226,044,170
	Health Care Equipment & Services - 9.9%
585,745	Baxter International, Inc.	31,835,241
162,925	DexCom, Inc.*	19,678,082
472,533	Encompass Health Corp.	25,724,697
35,599	Humana, Inc.	19,867,090
152,731	Insulet Corp.*	39,528,310
406,054	Integra LifeSciences Holdings Corp.*	20,404,213
205,771	Intuitive Surgical, Inc.*	50,716,378
1,082,519	Medtronic plc	94,547,209
77,089	Molina Healthcare, Inc.*	27,664,159
265,974	Stryker Corp.	60,971,880
38,099	Teleflex, Inc.	8,174,521
253,763	UnitedHealth Group, Inc.	140,876,529
156,714	Veeva Systems, Inc. Class A*	26,318,549
		566,306,858
	Household & Personal Products - 2.7%
1,321,606	Colgate-Palmolive Co.	97,587,387
425,266	Procter & Gamble Co.	57,270,572
		154,857,959
	Insurance - 6.7%
5,496,348	Aegon N.V.	25,338,164
424,468	Brown & Brown, Inc.	24,954,474
324,947	Chubb Ltd.	69,827,861
236,863	Globe Life, Inc.	27,362,414
133,188	Hanover Insurance Group, Inc.	19,510,710
657,094	Kemper Corp.	31,323,671
412,995	Marsh & McLennan Cos., Inc.	66,694,562
852,142	MetLife, Inc.	62,385,316
647,839	Principal Financial Group, Inc.	57,094,051
		384,491,223
	Materials - 4.6%
72,950	Albemarle Corp.	20,416,516
445,317	Celanese Corp. Class A	42,803,870
401,290	Ecolab, Inc.	63,030,620
534,641	FMC Corp.	63,568,815

The accompanying notes are an integral part of these financial statements.
44

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Materials - 4.6% - (continued)
210,543	Linde plc	$ 62,604,961
111,867	Nutrien Ltd.	9,452,762
		261,877,544
	Media & Entertainment - 5.0%
874,986	Alphabet, Inc. Class A*	82,694,927
682,342	Cargurus, Inc.*	9,934,900
754,310	Comcast Corp. Class A	23,941,800
150,245	Meta Platforms, Inc. Class A*	13,996,824
110,081	Netflix, Inc.*	32,130,442
893,120	Omnicom Group, Inc.	64,974,480
96,735	Roku, Inc.*	5,372,662
103,661	Spotify Technology S.A.*	8,353,003
76,784	Take-Two Interactive Software, Inc.*	9,097,368
209,061	Walt Disney Co.*	22,273,359
350,451	ZoomInfo Technologies, Inc. Class A*	15,605,583
		288,375,348
	Pharmaceuticals, Biotechnology & Life Sciences - 7.3%
135,289	Agilent Technologies, Inc.	18,717,233
40,324	Alnylam Pharmaceuticals, Inc.*	8,357,552
134,713	Apellis Pharmaceuticals, Inc.*	8,148,789
792,503	AstraZeneca plc ADR	46,607,101
436,742	Danaher Corp.	109,914,859
97,495	Eli Lilly & Co.	35,301,965
350,713	Exact Sciences Corp.*	12,197,798
78,783	Jazz Pharmaceuticals plc*	11,328,208
294,440	Johnson & Johnson	51,223,727
1,628,620	Pfizer, Inc.	75,812,261
225,170	PTC Therapeutics, Inc.*	8,515,929
348,841	Syneos Health, Inc.*	17,574,610
186,499	Ultragenyx Pharmaceutical, Inc.*	7,545,750
25,762	Vertex Pharmaceuticals, Inc.*	8,037,744
		419,283,526
	Real Estate - 2.9%
320,125	American Tower Corp. REIT	66,326,699
55,197	AvalonBay Communities, Inc. REIT	9,666,099
592,948	Gaming and Leisure Properties, Inc. REIT	29,718,554
222,650	Ryman Hospitality Properties, Inc. REIT	19,798,038
962,925	VICI Properties, Inc. REIT	30,832,858
148,597	Welltower, Inc. REIT	9,070,361
		165,412,609
	Retailing - 4.7%
706,657	Amazon.com, Inc.*	72,389,943
15,275	AutoZone, Inc.*	38,689,742
273,282	Chewy, Inc. Class A*(3)	10,584,212
104,552	Etsy, Inc.*	9,818,478
305,689	Monro, Inc.	14,596,650
150,673	Ross Stores, Inc.	14,417,899
1,234,520	TJX Cos., Inc.	89,008,892
316,327	Tory Burch LLC*(1)(2)	9,546,739
24,667	Ulta Beauty, Inc.*	10,344,600
		269,397,155
	Semiconductors & Semiconductor Equipment - 1.1%
80,804	First Solar, Inc.*	11,762,638
173,567	MKS Instruments, Inc.	14,258,529
96,546	NVIDIA Corp.	13,030,814
38,087	SolarEdge Technologies, Inc.*	8,761,153
94,168	Synaptics, Inc.*	8,343,285
70,756	Universal Display Corp.	6,737,386
		62,893,805
	Software & Services - 12.4%
186,445	Accenture plc Class A	52,931,735
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Software & Services - 12.4% - (continued)
315,305	Block, Inc.*	$ 18,940,371
457,399	Cognizant Technology Solutions Corp. Class A	28,473,088
89,357	Datadog, Inc. Class A*	7,194,132
286,546	Dynatrace, Inc.*	10,097,881
526,811	Fidelity National Information Services, Inc.	43,720,045
97,548	Five9, Inc.*	5,878,242
267,153	Genpact Ltd.	12,956,921
92,054	Guidewire Software, Inc.*	5,468,928
57,580	Intuit, Inc.	24,615,450
237,046	Mastercard, Inc. Class A	77,793,756
568,061	Microsoft Corp.	131,864,000
46,238	MongoDB, Inc. Class A*	8,462,941
160,207	Okta, Inc.*	8,990,817
138,390	Palo Alto Networks, Inc.*	23,746,340
74,462	Paycom Software, Inc.*	25,763,852
11,816	Rubicon Earnout Shares*(1)(2)	4,514
157,544	Rubicon Technology, Inc. Class B*(1)(2)	270,818
157,544	Rubicon Technology, Inc. Class V*(1)(2)	—
157,544	Rubicon TRA Placeholder(1)(2)	56,716
62,894	salesforce.com, Inc.*	10,225,935
12,640	Sharecare, Inc. Earnout Shares*(1)(2)	2,427
151,750	Shopify, Inc. Class A*	5,194,403
102,994	Synopsys, Inc.*	30,130,895
523,551	Visa, Inc. Class A	108,458,825
1,366,735	Western Union Co.	18,464,590
82,890	WEX, Inc.*	13,605,565
215,867	Workday, Inc. Class A*	33,636,396
		706,949,583
	Technology Hardware & Equipment - 4.5%
446,972	Apple, Inc.	68,538,686
249,462	Arista Networks, Inc.*	30,149,977
239,254	CDW Corp.	41,345,484
618,912	Cisco Systems, Inc.	28,117,172
214,756	Coherent Corp.*	7,217,949
152,472	F5, Inc.*	21,789,774
575,151	Flex Ltd.*	11,261,457
369,206	Lumentum Holdings, Inc.*	27,487,387
13,600	Mobileye Global, Inc. Class A*	358,768
609,734	National Instruments Corp.	23,279,644
		259,546,298
	Transportation - 1.6%
76,156	J.B. Hunt Transport Services, Inc.	13,028,007
1,046,451	Southwest Airlines Co.*	38,038,494
201,760	Union Pacific Corp.	39,774,966
		90,841,467
	Utilities - 0.8%
305,543	Dominion Energy, Inc.	21,378,843
353,285	Eversource Energy	26,948,580
		48,327,423
	Total Common Stocks (cost $5,182,387,985)	$ 5,532,606,112
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Software & Services - 0.0%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)	$ 1,337,228
77,707	Lookout, Inc. Series F*(1)(2)	613,885
	Total Convertible Preferred Stocks (cost $1,783,654)	$ 1,951,113

The accompanying notes are an integral part of these financial statements.
45

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 1.1%
	Other Investment Pools & Funds - 1.1%
219,998	iShares Russell 1000 Growth ETF		$ 48,967,155
75,438	Vanguard Mega Cap Growth ETF		13,645,980
			62,613,135
	Total Exchange-Traded Funds (cost $63,673,981)		$ 62,613,135
	Total Long-Term Investments (cost $5,247,845,620)		$ 5,597,170,360
SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.1%
$ 63,260,761	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $63,266,050; collateralized by U.S. Treasury Note at 2.375%, maturing 08/15/2024, with a market value of $10,102,624 and collateralized by U.S. Treasury Note at 0.375%, maturing 08/15/2024, with a market value of $23,247,166 and collateralized by U.S. Treasury Note at 1.500%, maturing 09/30/2024, with a market value of $23,694,037 and collateralized by U.S. Treasury Infaltion Index Note at 0.125%, maturing 10/15/2024, with a market value of $7,482,159		$ 63,260,761
	Securities Lending Collateral - 0.3%
2,494,319	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		2,494,319
8,314,396	HSBC US Government Money Market Fund, 3.09%(4)		8,314,396
2,494,319	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		2,494,319
2,494,319	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		2,494,319
			15,797,353
	Total Short-Term Investments (cost $79,058,114)		$ 79,058,114
	Total Investments (cost $5,326,903,734)	99.2%	$ 5,676,228,474
	Other Assets and Liabilities	0.8%	46,878,297
	Total Net Assets	100.0%	$ 5,723,106,771
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $27,451,975 or 0.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	$ 895,999	$ 1,337,228
06/2015	HF Global, Inc.	806,800	10,846,942	15,619,648
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	613,885
09/2015	Rubicon Earnout Shares	11,816	—	4,514
09/2015	Rubicon Technology, Inc. Class V	157,544	—	—
09/2015	Rubicon Technology, Inc. Class B	157,544	673,447	270,818
09/2015	Rubicon TRA Placeholder	157,544	—	56,716
07/2021	Sharecare, Inc. Earnout Shares	12,640	—	2,427
11/2013	Tory Burch LLC	316,327	24,792,580	9,546,739
			$ 38,096,623	$ 27,451,975

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI Future	401	12/16/2022	$ 91,806,945	$ (3,889,068)
Total futures contracts				$ (3,889,068)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
46

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 34,621,285	$ 34,621,285	$ —	$ —
Banks	130,021,304	130,021,304	—	—
Capital Goods	564,011,012	548,391,364	—	15,619,648
Commercial & Professional Services	110,169,153	110,169,153	—	—
Consumer Durables & Apparel	178,201,424	178,201,424	—	—
Consumer Services	166,925,945	166,925,945	—	—
Diversified Financials	250,549,302	250,549,302	—	—
Energy	146,652,159	146,652,159	—	—
Food & Staples Retailing	46,849,560	46,849,560	—	—
Food, Beverage & Tobacco	226,044,170	226,044,170	—	—
Health Care Equipment & Services	566,306,858	566,306,858	—	—
Household & Personal Products	154,857,959	154,857,959	—	—
Insurance	384,491,223	384,491,223	—	—
Materials	261,877,544	261,877,544	—	—
Media & Entertainment	288,375,348	288,375,348	—	—
Pharmaceuticals, Biotechnology & Life Sciences	419,283,526	419,283,526	—	—
Real Estate	165,412,609	165,412,609	—	—
Retailing	269,397,155	259,850,416	—	9,546,739
Semiconductors & Semiconductor Equipment	62,893,805	62,893,805	—	—
Software & Services	706,949,583	706,615,108	—	334,475
Technology Hardware & Equipment	259,546,298	259,546,298	—	—
Transportation	90,841,467	90,841,467	—	—
Utilities	48,327,423	48,327,423	—	—
Convertible Preferred Stocks	1,951,113	—	—	1,951,113
Exchange-Traded Funds	62,613,135	62,613,135	—	—
Short-Term Investments	79,058,114	15,797,353	63,260,761	—
Total	$ 5,676,228,474	$ 5,585,515,738	$ 63,260,761	$ 27,451,975
Liabilities
Futures Contracts(2)	$ (3,889,068)	$ (3,889,068)	$ —	$ —
Total	$ (3,889,068)	$ (3,889,068)	$ —	$ —

(1)	For the year ended October 31, 2022, investments valued at $37,515 were transferred into Level 3 due to the unavailability of significant observable inputs. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
47

Hartford Core Equity Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 1.5%
5,757,252	Ford Motor Co.	$ 76,974,459
300,845	Tesla, Inc.*	68,454,272
		145,428,731
	Banks - 5.1%
4,954,659	Bank of America Corp.	178,565,910
1,763,413	JP Morgan Chase & Co.	221,978,429
545,783	PNC Financial Services Group, Inc.	88,324,063
		488,868,402
	Capital Goods - 8.2%
900,449	AMETEK, Inc.	116,752,217
351,763	Deere & Co.	139,234,831
970,630	Fortune Brands Home & Security, Inc.	58,548,402
473,626	IDEX Corp.	105,291,796
517,951	Illinois Tool Works, Inc.	110,598,077
1,984,015	Johnson Controls International plc	114,755,428
1,525,826	Raytheon Technologies Corp.	144,678,821
		789,859,572
	Commercial & Professional Services - 1.6%
882,937	Leidos Holdings, Inc.	89,697,570
500,043	Republic Services, Inc.	66,315,702
		156,013,272
	Consumer Durables & Apparel - 1.1%
1,123,903	NIKE, Inc. Class B	104,163,330
	Consumer Services - 2.1%
395,531	Airbnb, Inc. Class A*	42,286,219
597,809	McDonald's Corp.	162,998,602
		205,284,821
	Diversified Financials - 4.2%
985,818	American Express Co.	146,344,682
1,239,646	Charles Schwab Corp.	98,762,597
1,990,992	Morgan Stanley	163,599,813
		408,707,092
	Energy - 4.0%
1,118,642	ConocoPhillips	141,049,570
1,796,773	EOG Resources, Inc.	245,295,450
		386,345,020
	Food & Staples Retailing - 1.3%
1,416,245	Sysco Corp.	122,590,167
	Food, Beverage & Tobacco - 2.8%
595,301	Constellation Brands, Inc. Class A	147,086,971
1,362,546	Monster Beverage Corp.*	127,697,811
		274,784,782
	Health Care Equipment & Services - 8.4%
946,711	Abbott Laboratories	93,667,586
1,532,995	Baxter International, Inc.	83,318,278
491,491	Becton Dickinson and Co.	115,977,131
1,440,042	Hologic, Inc.*	97,634,848
360,431	Laboratory Corp. of America Holdings	79,965,222
609,822	UnitedHealth Group, Inc.	338,542,683
		809,105,748
	Household & Personal Products - 3.1%
1,268,271	Colgate-Palmolive Co.	93,649,131
1,539,765	Procter & Gamble Co.	207,360,152
		301,009,283
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Insurance - 2.4%
606,801	Chubb Ltd.	$ 130,395,467
808,528	Progressive Corp.	103,814,995
		234,210,462
	Materials - 1.0%
844,147	PPG Industries, Inc.	96,384,704
	Media & Entertainment - 5.9%
4,595,561	Alphabet, Inc. Class A*	434,326,470
1,271,194	Walt Disney Co.*	135,433,009
		569,759,479
	Pharmaceuticals, Biotechnology & Life Sciences - 10.0%
497,261	Danaher Corp.	125,145,676
601,615	Eli Lilly & Co.	217,838,775
4,065,208	Pfizer, Inc.	189,235,432
207,798	Regeneron Pharmaceuticals, Inc.*	155,588,753
308,405	Thermo Fisher Scientific, Inc.	158,510,918
402,469	Vertex Pharmaceuticals, Inc.*	125,570,328
		971,889,882
	Real Estate - 1.7%
407,385	AvalonBay Communities, Inc. REIT	71,341,261
803,953	Prologis, Inc. REIT	89,037,795
		160,379,056
	Retailing - 5.2%
3,156,415	Amazon.com, Inc.*	323,343,153
2,438,329	TJX Cos., Inc.	175,803,521
		499,146,674
	Semiconductors & Semiconductor Equipment - 4.5%
980,314	Advanced Micro Devices, Inc.*	58,877,659
301,301	KLA Corp.	95,346,701
246,301	NVIDIA Corp.	33,243,246
801,030	QUALCOMM, Inc.	94,249,190
932,778	Texas Instruments, Inc.	149,832,130
		431,548,926
	Software & Services - 11.4%
850,810	Fidelity National Information Services, Inc.	70,608,722
560,422	Global Payments, Inc.	64,033,818
1,005,637	GoDaddy, Inc. Class A*	80,853,215
498,974	Mastercard, Inc. Class A	163,753,287
2,031,142	Microsoft Corp.	471,488,992
486,156	Palo Alto Networks, Inc.*	83,419,508
705,303	salesforce.com, Inc.*	114,675,215
333,218	Workday, Inc. Class A*	51,922,029
		1,100,754,786
	Technology Hardware & Equipment - 10.3%
3,234,143	Apple, Inc.	495,923,488
607,352	CDW Corp.	104,956,499
2,615,047	Corning, Inc.	84,126,062
507,932	F5, Inc.*	72,588,562
629,456	Motorola Solutions, Inc.	157,181,458
1,237,335	NetApp, Inc.	85,710,195
		1,000,486,264
	Utilities - 3.3%
1,547,815	American Electric Power Co., Inc.	136,083,895
1,193,018	Duke Energy Corp.	111,165,417
921,335	Eversource Energy	70,279,434
		317,528,746
	Total Common Stocks (cost $6,984,522,918)	$ 9,574,249,199

The accompanying notes are an integral part of these financial statements.
48

Hartford Core Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.7%
$ 70,499,034	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $70,504,928; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 07/15/2024, with a market value of $62,415,131 and collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $9,493,957		$ 70,499,034
	Total Short-Term Investments (cost $70,499,034)		$ 70,499,034
	Total Investments (cost $7,055,021,952)	99.8%	$ 9,644,748,233
	Other Assets and Liabilities	0.2%	19,974,249
	Total Net Assets	100.0%	$ 9,664,722,482
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 145,428,731	$ 145,428,731	$ —	$ —
Banks	488,868,402	488,868,402	—	—
Capital Goods	789,859,572	789,859,572	—	—
Commercial & Professional Services	156,013,272	156,013,272	—	—
Consumer Durables & Apparel	104,163,330	104,163,330	—	—
Consumer Services	205,284,821	205,284,821	—	—
Diversified Financials	408,707,092	408,707,092	—	—
Energy	386,345,020	386,345,020	—	—
Food & Staples Retailing	122,590,167	122,590,167	—	—
Food, Beverage & Tobacco	274,784,782	274,784,782	—	—
Health Care Equipment & Services	809,105,748	809,105,748	—	—
Household & Personal Products	301,009,283	301,009,283	—	—
Insurance	234,210,462	234,210,462	—	—
Materials	96,384,704	96,384,704	—	—
Media & Entertainment	569,759,479	569,759,479	—	—
Pharmaceuticals, Biotechnology & Life Sciences	971,889,882	971,889,882	—	—
Real Estate	160,379,056	160,379,056	—	—
Retailing	499,146,674	499,146,674	—	—
Semiconductors & Semiconductor Equipment	431,548,926	431,548,926	—	—
Software & Services	1,100,754,786	1,100,754,786	—	—
Technology Hardware & Equipment	1,000,486,264	1,000,486,264	—	—
Utilities	317,528,746	317,528,746	—	—
Short-Term Investments	70,499,034	—	70,499,034	—
Total	$ 9,644,748,233	$ 9,574,249,199	$ 70,499,034	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
49

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Banks - 4.9%
4,701,286	Bank of America Corp.	$ 169,434,348
3,496,314	JP Morgan Chase & Co.	440,116,006
976,711	PNC Financial Services Group, Inc.	158,061,141
		767,611,495
	Capital Goods - 6.0%
504,781	General Dynamics Corp.	126,094,294
1,520,469	Ingersoll Rand, Inc.	76,783,684
4,584,912	Johnson Controls International plc	265,191,310
477,950	Lockheed Martin Corp.	232,608,706
3,308,381	Otis Worldwide Corp.	233,704,034
		934,382,028
	Consumer Services - 2.2%
1,403,805	Hilton Worldwide Holdings, Inc.	189,878,664
590,356	McDonald's Corp.	160,966,467
		350,845,131
	Diversified Financials - 6.5%
1,419,677	American Express Co.	210,751,051
194,072	BlackRock, Inc.	125,353,046
2,785,579	Charles Schwab Corp.	221,927,079
2,541,602	Morgan Stanley	208,843,436
764,693	S&P Global, Inc.	245,657,626
		1,012,532,238
	Energy - 5.4%
1,560,045	Chevron Corp.	282,212,140
2,300,684	ConocoPhillips	290,093,246
4,991,576	TotalEnergies SE ADR	273,388,618
		845,694,004
	Food & Staples Retailing - 2.3%
1,375,484	Sysco Corp.	119,061,895
1,702,299	Walmart, Inc.	242,288,217
		361,350,112
	Food, Beverage & Tobacco - 2.0%
2,940,725	Keurig Dr Pepper, Inc.	114,217,759
3,306,413	Mondelez International, Inc. Class A	203,278,271
		317,496,030
	Health Care Equipment & Services - 9.0%
2,711,895	Baxter International, Inc.	147,391,493
838,976	Becton Dickinson and Co.	197,973,167
491,365	Elevance Health, Inc.	268,663,641
638,741	HCA Healthcare, Inc.	138,907,005
2,571,976	Medtronic plc	224,636,384
764,522	UnitedHealth Group, Inc.	424,424,388
		1,401,996,078
	Household & Personal Products - 1.8%
2,194,673	Colgate-Palmolive Co.	162,054,654
2,470,408	Unilever plc ADR	112,428,268
		274,482,922
	Insurance - 6.3%
2,806,196	American International Group, Inc.	159,953,172
852,952	Chubb Ltd.	183,290,855
2,799,202	MetLife, Inc.	204,929,578
2,408,065	Principal Financial Group, Inc.	212,222,769
2,146,595	Prudential Financial, Inc.	225,800,328
		986,196,702
	Materials - 3.4%
2,000,863	Celanese Corp. Class A	192,322,951
1,516,643	FMC Corp.	180,328,853
1,319,087	PPG Industries, Inc.	150,613,354
		523,265,158
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Media & Entertainment - 5.8%
7,053,249	Alphabet, Inc. Class A*	$ 666,602,563
7,642,519	Comcast Corp. Class A	242,573,553
		909,176,116
	Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
1,291,900	Agilent Technologies, Inc.	178,734,365
3,460,573	AstraZeneca plc ADR	203,516,298
3,440,656	Bristol-Myers Squibb Co.	266,547,620
2,403,753	Merck & Co., Inc.	243,259,804
2,122,577	Novartis AG ADR	172,204,672
6,883,492	Pfizer, Inc.	320,426,553
		1,384,689,312
	Real Estate - 3.3%
904,992	American Tower Corp. REIT	187,505,292
7,893,894	Host Hotels & Resorts, Inc. REIT	149,036,719
591,135	Public Storage REIT	183,104,066
		519,646,077
	Retailing - 3.2%
523,770	Home Depot, Inc.	155,104,010
799,621	Lowe's Cos., Inc.	155,886,114
2,614,410	TJX Cos., Inc.	188,498,961
		499,489,085
	Semiconductors & Semiconductor Equipment - 2.8%
178,393	Broadcom, Inc.	83,866,117
2,939,426	Micron Technology, Inc.	159,022,946
1,226,147	Texas Instruments, Inc.	196,955,993
		439,845,056
	Software & Services - 11.1%
661,529	Accenture plc Class A	187,808,083
4,014,759	Cognizant Technology Solutions Corp. Class A	249,918,748
3,204,057	Fidelity National Information Services, Inc.	265,904,690
3,220,582	Microsoft Corp.	747,593,700
1,337,077	Visa, Inc. Class A	276,988,871
		1,728,214,092
	Technology Hardware & Equipment - 4.5%
2,780,074	Apple, Inc.	426,296,547
6,096,017	Cisco Systems, Inc.	276,942,053
		703,238,600
	Telecommunication Services - 1.6%
6,796,132	Verizon Communications, Inc.	253,971,453
	Transportation - 1.9%
3,070,214	Ryanair Holdings plc ADR*	211,507,043
423,872	Union Pacific Corp.	83,562,126
		295,069,169
	Utilities - 4.8%
1,253,559	Constellation Energy Corp.	118,511,468
2,138,861	Dominion Energy, Inc.	149,656,104
1,795,144	Duke Energy Corp.	167,271,518
3,905,308	Exelon Corp.	150,705,836
1,134,265	Sempra Energy	171,205,959
		757,350,885
	Total Common Stocks (cost $11,534,130,611)	$ 15,266,541,743

The accompanying notes are an integral part of these financial statements.
50

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
$ 277,160,322	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $277,183,496; collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $282,703,620		$ 277,160,322
	Total Short-Term Investments (cost $277,160,322)		$ 277,160,322
	Total Investments (cost $11,811,290,933)	99.5%	$ 15,543,702,065
	Other Assets and Liabilities	0.5%	84,303,265
	Total Net Assets	100.0%	$ 15,628,005,330
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 767,611,495	$ 767,611,495	$ —	$ —
Capital Goods	934,382,028	934,382,028	—	—
Consumer Services	350,845,131	350,845,131	—	—
Diversified Financials	1,012,532,238	1,012,532,238	—	—
Energy	845,694,004	845,694,004	—	—
Food & Staples Retailing	361,350,112	361,350,112	—	—
Food, Beverage & Tobacco	317,496,030	317,496,030	—	—
Health Care Equipment & Services	1,401,996,078	1,401,996,078	—	—
Household & Personal Products	274,482,922	274,482,922	—	—
Insurance	986,196,702	986,196,702	—	—
Materials	523,265,158	523,265,158	—	—
Media & Entertainment	909,176,116	909,176,116	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,384,689,312	1,384,689,312	—	—
Real Estate	519,646,077	519,646,077	—	—
Retailing	499,489,085	499,489,085	—	—
Semiconductors & Semiconductor Equipment	439,845,056	439,845,056	—	—
Software & Services	1,728,214,092	1,728,214,092	—	—
Technology Hardware & Equipment	703,238,600	703,238,600	—	—
Telecommunication Services	253,971,453	253,971,453	—	—
Transportation	295,069,169	295,069,169	—	—
Utilities	757,350,885	757,350,885	—	—
Short-Term Investments	277,160,322	—	277,160,322	—
Total	$ 15,543,702,065	$ 15,266,541,743	$ 277,160,322	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
51

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Banks - 6.7%
886,463	JP Morgan Chase & Co.	$ 111,587,962
460,222	M&T Bank Corp.	77,487,578
189,996	PNC Financial Services Group, Inc.	30,747,053
579,723	Royal Bank of Canada(1)	53,638,261
1,377,981	Truist Financial Corp.	61,719,769
		335,180,623
	Capital Goods - 10.4%
467,134	Eaton Corp. plc	70,102,799
574,463	Emerson Electric Co.	49,748,496
341,713	General Dynamics Corp.	85,359,907
305,474	Honeywell International, Inc.	62,322,805
1,498,347	Johnson Controls International plc	86,664,391
261,146	L3Harris Technologies, Inc.	64,364,655
518,592	Raytheon Technologies Corp.	49,172,893
496,902	Siemens AG	54,266,150
		522,002,096
	Consumer Durables & Apparel - 1.0%
642,299	Lennar Corp. Class A	51,833,529
	Diversified Financials - 8.6%
1,251,175	Ares Management Corp. Class A	94,876,600
644,895	Blackstone, Inc. Class A	58,775,730
1,729,628	Equitable Holdings, Inc.	52,961,210
147,458	Goldman Sachs Group, Inc.	50,800,756
1,465,543	Morgan Stanley	120,423,668
464,309	Raymond James Financial, Inc.	54,853,465
		432,691,429
	Energy - 8.8%
1,156,495	ConocoPhillips	145,822,455
2,922,948	Coterra Energy, Inc.	90,991,371
780,010	EOG Resources, Inc.	106,486,965
468,034	Phillips 66	48,811,266
1,151,994	TC Energy Corp.	50,600,302
		442,712,359
	Food, Beverage & Tobacco - 5.9%
643,577	Archer-Daniels-Midland Co.	62,414,098
670,654	Kellogg Co.	51,519,640
1,281,962	Keurig Dr Pepper, Inc.	49,791,404
801,791	Mondelez International, Inc. Class A	49,294,111
900,245	Philip Morris International, Inc.	82,687,503
		295,706,756
	Health Care Equipment & Services - 5.9%
819,693	Baxter International, Inc.	44,550,314
207,739	Becton Dickinson and Co.	49,020,172
136,955	Elevance Health, Inc.	74,882,885
532,558	Medtronic plc	46,513,616
150,378	UnitedHealth Group, Inc.	83,482,347
		298,449,334
	Household & Personal Products - 2.5%
351,662	Kimberly-Clark Corp.	43,767,852
1,773,039	Unilever plc ADR	80,691,005
		124,458,857
	Insurance - 4.0%
396,098	Chubb Ltd.	85,117,499
1,599,779	MetLife, Inc.	117,119,821
		202,237,320
	Materials - 3.9%
242,197	Celanese Corp. Class A	23,279,976
698,532	LyondellBasell Industries N.V. Class A	53,402,771
584,020	PPG Industries, Inc.	66,683,403
954,085	Rio Tinto plc ADR(1)	50,900,435
		194,266,585
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Media & Entertainment - 1.4%
2,167,466	Comcast Corp. Class A	$ 68,795,371
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
1,073,163	AstraZeneca plc ADR	63,112,716
231,085	Eli Lilly & Co.	83,673,568
825,101	Johnson & Johnson	143,542,821
1,305,859	Merck & Co., Inc.	132,152,931
3,292,784	Pfizer, Inc.	153,279,095
172,837	Roche Holding AG	57,346,992
		633,108,123
	Real Estate - 3.9%
549,650	Crown Castle, Inc. REIT	73,246,359
1,573,147	Gaming and Leisure Properties, Inc. REIT	78,846,128
722,447	Welltower, Inc. REIT	44,098,165
		196,190,652
	Retailing - 4.0%
219,625	Home Depot, Inc.	65,037,551
253,633	Lowe's Cos., Inc.	49,445,753
1,181,528	TJX Cos., Inc.	85,188,169
		199,671,473
	Semiconductors & Semiconductor Equipment - 4.2%
520,432	Analog Devices, Inc.	74,224,012
101,410	Broadcom, Inc.	47,674,869
297,924	NXP Semiconductors N.V.	43,520,738
411,382	QUALCOMM, Inc.	48,403,206
		213,822,825
	Software & Services - 0.9%
576,161	Fidelity National Information Services, Inc.	47,815,601
	Technology Hardware & Equipment - 4.4%
2,217,055	Cisco Systems, Inc.	100,720,809
1,966,482	Corning, Inc.	63,261,726
480,623	TE Connectivity Ltd.	58,746,549
		222,729,084
	Transportation - 1.0%
421,344	Canadian National Railway Co.	49,917,365
	Utilities - 7.4%
846,460	American Electric Power Co., Inc.	74,420,763
702,676	Atmos Energy Corp.	74,870,128
2,221,251	Exelon Corp.	85,718,076
839,608	NextEra Energy, Inc.	65,069,620
477,778	Sempra Energy	72,115,811
		372,194,398
	Total Common Stocks (cost $3,929,928,975)	$ 4,903,783,780
SHORT-TERM INVESTMENTS - 3.4%
	Repurchase Agreements - 2.2%
$ 111,912,401	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $111,921,758; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 10/15/2024, with a market value of $114,150,728	$ 111,912,401
	Securities Lending Collateral - 1.2%
9,030,336	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(2)	9,030,336
30,101,118	HSBC US Government Money Market Fund, 3.09%(2)	30,101,118

The accompanying notes are an integral part of these financial statements.
52

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.4% - (continued)
	Securities Lending Collateral - 1.2% - (continued)
9,030,335	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(2)		$ 9,030,335
9,030,335	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(2)		9,030,335
			57,192,124
	Total Short-Term Investments (cost $169,104,525)		$ 169,104,525
	Total Investments (cost $4,099,033,500)	100.9%	$ 5,072,888,305
	Other Assets and Liabilities	(0.9)%	(46,191,892)
	Total Net Assets	100.0%	$ 5,026,696,413
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 335,180,623	$ 335,180,623	$ —	$ —
Capital Goods	522,002,096	467,735,946	54,266,150	—
Consumer Durables & Apparel	51,833,529	51,833,529	—	—
Diversified Financials	432,691,429	432,691,429	—	—
Energy	442,712,359	442,712,359	—	—
Food, Beverage & Tobacco	295,706,756	295,706,756	—	—
Health Care Equipment & Services	298,449,334	298,449,334	—	—
Household & Personal Products	124,458,857	124,458,857	—	—
Insurance	202,237,320	202,237,320	—	—
Materials	194,266,585	194,266,585	—	—
Media & Entertainment	68,795,371	68,795,371	—	—
Pharmaceuticals, Biotechnology & Life Sciences	633,108,123	575,761,131	57,346,992	—
Real Estate	196,190,652	196,190,652	—	—
Retailing	199,671,473	199,671,473	—	—
Semiconductors & Semiconductor Equipment	213,822,825	213,822,825	—	—
Software & Services	47,815,601	47,815,601	—	—
Technology Hardware & Equipment	222,729,084	222,729,084	—	—
Transportation	49,917,365	49,917,365	—	—
Utilities	372,194,398	372,194,398	—	—
Short-Term Investments	169,104,525	57,192,124	111,912,401	—
Total	$ 5,072,888,305	$ 4,849,362,762	$ 223,525,543	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
53

The Hartford Growth Opportunities Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3%
	Automobiles & Components - 1.4%
730,674	Thor Industries, Inc.	$ 59,528,011
	Capital Goods - 3.1%
1,550,277	Johnson Controls International plc	89,668,022
298,879	Middleby Corp.*	41,801,217
		131,469,239
	Commercial & Professional Services - 2.3%
1,169,269	CoStar Group, Inc.*	96,721,932
	Consumer Durables & Apparel - 3.4%
823,411	Lennar Corp. Class A	66,449,268
234,017	Lululemon Athletica, Inc.*	77,000,953
		143,450,221
	Consumer Services - 3.9%
459,424	Airbnb, Inc. Class A*	49,117,020
196,400	Domino's Pizza, Inc.	65,251,936
3,209,115	DraftKings, Inc. Class A*(1)	50,704,017
		165,072,973
	Diversified Financials - 2.7%
208,956	CME Group, Inc.	36,212,075
1,387,659	Tradeweb Markets, Inc. Class A	76,432,257
		112,644,332
	Energy - 2.3%
251,698	Cheniere Energy, Inc.	44,402,044
371,167	EOG Resources, Inc.	50,671,719
		95,073,763
	Food, Beverage & Tobacco - 1.0%
451,961	Monster Beverage Corp.*	42,357,785
	Health Care Equipment & Services - 10.6%
717,887	DexCom, Inc.*	86,706,392
147,493	Humana, Inc.	82,312,893
431,294	Insulet Corp.*	111,623,200
368,476	Intuitive Surgical, Inc.*	90,818,280
455,469	Veeva Systems, Inc. Class A*	76,491,464
		447,952,229
	Materials - 3.2%
333,671	Albemarle Corp.	93,384,503
465,792	Nutrien Ltd.	39,359,424
		132,743,927
	Media & Entertainment - 14.8%
2,122,490	Alphabet, Inc. Class A*	200,596,530
622,600	Meta Platforms, Inc. Class A*	58,001,416
451,698	Netflix, Inc.*	131,841,612
433,154	Spotify Technology S.A.*	34,903,549
319,577	Take-Two Interactive Software, Inc.*	37,863,483
837,298	Walt Disney Co.*	89,205,729
1,571,055	ZoomInfo Technologies, Inc. Class A*	69,959,079
		622,371,398
	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
524,553	Agilent Technologies, Inc.	72,571,908
289,654	Danaher Corp.	72,897,222
361,062	Eli Lilly & Co.	130,736,940
1,043,426	Exact Sciences Corp.*	36,290,356
		312,496,426
	Real Estate - 1.0%
243,391	AvalonBay Communities, Inc. REIT	42,622,632
	Retailing - 9.8%
2,982,586	Amazon.com, Inc.*	305,536,110
624,448	Ross Stores, Inc.	59,753,429
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Retailing - 9.8% - (continued)
171,581	Tory Burch LLC*(2)(3)	$ 5,178,314
103,434	Ulta Beauty, Inc.*	43,377,116
		413,844,969
	Semiconductors & Semiconductor Equipment - 4.0%
275,644	First Solar, Inc.*	40,125,497
407,767	NVIDIA Corp.	55,036,312
175,944	SolarEdge Technologies, Inc.*	40,472,398
330,979	Universal Display Corp.	31,515,821
		167,150,028
	Software & Services - 21.4%
920,398	Block, Inc.*	55,288,308
458,372	Five9, Inc.*	27,621,497
584,246	Mastercard, Inc. Class A	191,737,852
826,241	Microsoft Corp.	191,795,323
686,925	Okta, Inc.*	38,550,231
626,969	Palo Alto Networks, Inc.*	107,581,611
295,044	Paycom Software, Inc.*	102,085,224
164,787	Rubicon Earnout Shares*(2)(3)	62,949
2,197,165	Rubicon Technology, Inc. Class B*(2)(3)	3,776,927
2,197,165	Rubicon Technology, Inc. Class V*(2)(3)	—
2,197,165	Rubicon TRA Placeholder*(2)(3)	790,979
258,149	salesforce.com, Inc.*	41,972,446
887,558	Workday, Inc. Class A*	138,299,287
		899,562,634
	Technology Hardware & Equipment - 3.0%
1,040,646	Arista Networks, Inc.*	125,772,475
55,900	Mobileye Global, Inc. Class A*	1,474,642
		127,247,117
	Total Common Stocks (cost $4,444,842,636)	$ 4,012,309,616
CONVERTIBLE PREFERRED STOCKS - 0.5%
	Software & Services - 0.5%
5,668,755	Essence Group Holdings Corp. Series 3*(2)(3)	$ 13,378,262
743,470	Lookout, Inc. Series F*(2)(3)	5,873,413
	Total Convertible Preferred Stocks (cost $17,456,734)	$ 19,251,675
EXCHANGE-TRADED FUNDS - 2.4%
	Other Investment Pools & Funds - 2.4%
463,635	iShares Russell 1000 Growth ETF	$ 103,195,878
	Total Exchange-Traded Funds (cost $100,656,314)	$ 103,195,878
	Total Long-Term Investments (cost $4,562,955,684)	$ 4,134,757,169
SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.3%
$ 54,681,335	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $54,685,907; collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $55,774,963	$ 54,681,335
	Securities Lending Collateral - 0.6%
3,637,695	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)	3,637,695
12,125,650	HSBC US Government Money Market Fund, 3.09%(4)	12,125,650

The accompanying notes are an integral part of these financial statements.
54

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.9% - (continued)
	Securities Lending Collateral - 0.6% - (continued)
3,637,695	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		$ 3,637,695
3,637,695	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		3,637,695
			23,038,735
	Total Short-Term Investments (cost $77,720,070)		$ 77,720,070
	Total Investments (cost $4,640,675,754)	100.1%	$ 4,212,477,239
	Other Assets and Liabilities	(0.1)%	(3,808,355)
	Total Net Assets	100.0%	$ 4,208,668,884
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $29,060,844 or 0.7% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	$ 8,964,002	$ 13,378,262
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	5,873,413
09/2015	Rubicon Earnout Shares	164,787	—	62,949
09/2015	Rubicon Technology, Inc. Class V	2,197,165	—	—
09/2015	Rubicon Technology, Inc. Class B	2,197,165	9,392,114	3,776,927
09/2015	Rubicon TRA Placeholder	2,197,165	—	790,979
11/2013	Tory Burch LLC	171,581	13,447,917	5,178,314
			$ 40,296,765	$ 29,060,844

(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
55

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 59,528,011	$ 59,528,011	$ —	$ —
Capital Goods	131,469,239	131,469,239	—	—
Commercial & Professional Services	96,721,932	96,721,932	—	—
Consumer Durables & Apparel	143,450,221	143,450,221	—	—
Consumer Services	165,072,973	165,072,973	—	—
Diversified Financials	112,644,332	112,644,332	—	—
Energy	95,073,763	95,073,763	—	—
Food, Beverage & Tobacco	42,357,785	42,357,785	—	—
Health Care Equipment & Services	447,952,229	447,952,229	—	—
Materials	132,743,927	132,743,927	—	—
Media & Entertainment	622,371,398	622,371,398	—	—
Pharmaceuticals, Biotechnology & Life Sciences	312,496,426	312,496,426	—	—
Real Estate	42,622,632	42,622,632	—	—
Retailing	413,844,969	408,666,655	—	5,178,314
Semiconductors & Semiconductor Equipment	167,150,028	167,150,028	—	—
Software & Services	899,562,634	894,931,779	—	4,630,855
Technology Hardware & Equipment	127,247,117	127,247,117	—	—
Convertible Preferred Stocks	19,251,675	—	—	19,251,675
Exchange-Traded Funds	103,195,878	103,195,878	—	—
Short-Term Investments	77,720,070	23,038,735	54,681,335	—
Total	$ 4,212,477,239	$ 4,128,735,060	$ 54,681,335	$ 29,060,844

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
56

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Biotechnology - 13.6%
448,088	Abcam plc*	$ 6,936,106
307,940	Alkermes plc*	6,990,238
31,283	Alnylam Pharmaceuticals, Inc.*	6,483,715
238,254	Amicus Therapeutics, Inc.*	2,382,540
71,271	Apellis Pharmaceuticals, Inc.*	4,311,183
14,360	Argenx SE ADR*	5,570,675
46,773	Ascendis Pharma A/S ADR*	5,378,895
37,438	Blueprint Medicines Corp.*	1,940,786
128,240	Celldex Therapeutics, Inc.*	4,505,071
1,072,300	Everest Medicines Ltd.*(1)	845,095
169,536	Exact Sciences Corp.*	5,896,462
17,240	Genmab A/S*	6,640,978
219,564	Genus plc	6,416,873
78,550	Horizon Therapeutics plc*	4,895,236
56,717	Immunocore Holdings plc ADR*	3,240,809
280,928	ImmunoGen, Inc.*	1,668,712
688,700	InnoCare Pharma Ltd.*(1)(2)	804,568
570,102	Ironwood Pharmaceuticals, Inc. Class A*	6,236,916
29,173	Karuna Therapeutics, Inc.*	6,398,806
147,234	Merus N.V.*	3,018,297
48,555	Mirati Therapeutics, Inc.*	3,268,723
48,731	Moderna, Inc.*	7,325,731
62,048	Prothena Corp. plc*	3,812,229
107,295	PTC Therapeutics, Inc.*	4,057,897
19,214	Regeneron Pharmaceuticals, Inc.*	14,386,482
97,651	Sage Therapeutics, Inc.*	3,677,537
34,014	Sarepta Therapeutics, Inc.*	3,878,276
48,921	Seagen, Inc.*	6,220,794
140,959	Syndax Pharmaceuticals, Inc.*	3,236,419
49,068	Ultragenyx Pharmaceutical, Inc.*	1,985,291
54,875	Vaxcyte, Inc.*	2,393,099
207,612	Veracyte, Inc.*	4,175,077
82,539	Vertex Pharmaceuticals, Inc.*	25,752,168
802,000	Zai Lab Ltd.*	1,843,601
82,534	Zentalis Pharmaceuticals, Inc.*	2,070,778
		178,646,063
	Consumer Finance - 0.1%
110,246	Orion Acquisition Corp.*	1,106,319
	Health Care Distributors - 0.5%
173,426	AdaptHealth Corp. Class A*	3,954,113
196,006	Owens & Minor, Inc.	3,332,102
		7,286,215
	Health Care Equipment - 18.2%
135,202	Abbott Laboratories	13,376,886
25,178	ABIOMED, Inc.*	6,346,870
242,313	Baxter International, Inc.	13,169,712
105,005	Becton Dickinson and Co.	24,778,030
714,276	Boston Scientific Corp.*	30,792,438
186,760	DexCom, Inc.*	22,556,873
58,907	DiaSorin S.p.A.	7,701,244
312,460	Edwards Lifesciences Corp.*	22,631,478
149,905	Glaukos Corp.*	8,405,173
161,344	Hologic, Inc.*	10,939,123
101,917	Inari Medical, Inc.*	7,840,475
57,360	Insulet Corp.*	14,845,342
303,954	Koninklijke Philips N.V.	3,855,619
47,417	QuidelOrtho Corp.*	4,258,995
547,263	Smith & Nephew plc	6,466,953
138,910	Stryker Corp.	31,843,728
47,129	Teleflex, Inc.	10,111,998
		239,920,937
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Health Care Facilities - 2.6%
175,527	Encompass Health Corp.	$ 9,555,690
111,680	HCA Healthcare, Inc.	24,287,049
		33,842,739
	Health Care Services - 2.3%
65,814	Addus HomeCare Corp.*	6,740,670
325,242	agilon health, Inc.*(2)	6,456,053
47,342	Amedisys, Inc.*	4,620,106
54,321	Laboratory Corp. of America Holdings	12,051,657
		29,868,486
	Health Care Supplies - 0.5%
37,193	Align Technology, Inc.*	7,226,600
	Life Sciences Tools & Services - 11.0%
190,482	Agilent Technologies, Inc.	26,353,185
259,388	Avantor, Inc.*	5,231,856
17,681	Bio-Techne Corp.	5,238,173
226,109	Danaher Corp.	56,904,852
73,446	Illumina, Inc.*	16,805,914
358,976	NanoString Technologies, Inc.*	3,754,889
251,022	NeoGenomics, Inc.*	1,909,022
279,225	Syneos Health, Inc.*	14,067,355
14,232	Tecan Group AG*	5,220,774
33,380	Waters Corp.*	9,986,295
		145,472,315
	Managed Health Care - 19.2%
374,618	Centene Corp.*	31,891,230
2,876,316	Hapvida Participacoes e Investimentos S.A.(1)	4,343,290
107,050	Humana, Inc.	59,742,464
60,411	Molina Healthcare, Inc.*	21,679,092
243,631	UnitedHealth Group, Inc.	135,251,750
		252,907,826
	Pharmaceuticals - 30.5%
199,028	Aclaris Therapeutics, Inc.*	3,106,827
183,000	Astellas Pharma, Inc.	2,525,067
310,796	AstraZeneca plc ADR	18,277,913
673,256	Bristol-Myers Squibb Co.	52,157,142
305,200	Chugai Pharmaceutical Co., Ltd.	7,072,050
2,386,000	CSPC Pharmaceutical Group Ltd.	2,450,807
552,725	Daiichi Sankyo Co., Ltd.	17,693,147
145,795	Eisai Co., Ltd.	8,791,897
161,909	Elanco Animal Health, Inc.*	2,135,580
266,014	Eli Lilly & Co.	96,321,009
417,635	GSK plc	6,841,312
278,478	Hikma Pharmaceuticals plc	3,997,614
193,063	Intra-Cellular Therapies, Inc.*	8,817,187
231,128	Merck & Co., Inc.	23,390,154
192,340	Novartis AG	15,558,519
258,245	Ono Pharmaceutical Co., Ltd.	6,077,422
1,654,846	Pfizer, Inc.	77,033,081
155,870	UCB S.A.	11,747,576
260,807	Verona Pharma plc ADR*	3,338,330
229,783	Zoetis, Inc.	34,646,681
		401,979,315
	Total Common Stocks (cost $1,092,454,308)	$ 1,298,256,815

The accompanying notes are an integral part of these financial statements.
57

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.2%
	Repurchase Agreements - 0.7%
$ 9,456,479	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $9,457,270; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $9,645,649		$ 9,456,479
	Securities Lending Collateral - 0.5%
1,014,265	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(3)		1,014,265
3,380,885	HSBC US Government Money Market Fund, 3.09%(3)		3,380,885
1,014,265	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(3)		1,014,265
1,014,265	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(3)		1,014,265
			6,423,680
	Total Short-Term Investments (cost $15,880,159)		$ 15,880,159
	Total Investments (cost $1,108,334,467)	99.7%	$ 1,314,136,974
	Other Assets and Liabilities	0.3%	3,961,269
	Total Net Assets	100.0%	$ 1,318,098,243
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $5,992,953, representing 0.5% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 178,646,063	$ 155,158,842	$ 23,487,221	$ —
Consumer Finance	1,106,319	1,106,319	—	—
Health Care Distributors	7,286,215	7,286,215	—	—
Health Care Equipment	239,920,937	221,897,121	18,023,816	—
Health Care Facilities	33,842,739	33,842,739	—	—
Health Care Services	29,868,486	29,868,486	—	—
Health Care Supplies	7,226,600	7,226,600	—	—
Life Sciences Tools & Services	145,472,315	140,251,541	5,220,774	—
Managed Health Care	252,907,826	252,907,826	—	—
Pharmaceuticals	401,979,315	319,223,904	82,755,411	—
Short-Term Investments	15,880,159	6,423,680	9,456,479	—
Total	$ 1,314,136,974	$ 1,175,193,273	$ 138,943,701	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
58

The Hartford MidCap Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.2%
	Automobiles & Components - 0.7%
385,585	Visteon Corp.*	$ 50,307,275
	Banks - 2.6%
701,851	First Republic Bank	84,292,305
692,710	M&T Bank Corp.	116,631,583
		200,923,888
	Capital Goods - 13.7%
1,264,789	Axon Enterprise, Inc.*	183,950,912
978,475	Builders FirstSource, Inc.*	60,332,769
990,314	Graco, Inc.	68,906,048
690,087	IDEX Corp.	153,413,241
1,947,729	Ingersoll Rand, Inc.	98,360,314
448,207	Lennox International, Inc.	104,687,709
748,385	Lincoln Electric Holdings, Inc.	106,270,670
332,273	Middleby Corp.*	46,471,702
178,587	Nordson Corp.	40,182,075
255,707	Watsco, Inc.	69,286,369
1,205,489	Westinghouse Air Brake Technologies Corp.	112,448,014
		1,044,309,823
	Commercial & Professional Services - 2.1%
3,449,360	Dun & Bradstreet Holdings, Inc.	44,324,276
1,347,210	GFL Environmental, Inc.	36,361,198
489,708	Robert Half International, Inc.	37,443,073
649,529	TransUnion	38,497,584
		156,626,131
	Consumer Durables & Apparel - 4.1%
467,541	Carter's, Inc.	31,732,008
34,678	NVR, Inc.*	146,956,694
5,153,620	Vizio Holding Corp. Class A*(1)	57,720,544
2,307,688	YETI Holdings, Inc.*	74,030,631
		310,439,877
	Consumer Services - 3.6%
941,073	Choice Hotels International, Inc.	122,188,918
625,478	Hyatt Hotels Corp. Class A*	58,926,283
591,418	Wingstop, Inc.	93,674,697
		274,789,898
	Diversified Financials - 2.7%
291,847	Credit Acceptance Corp.*(1)	135,889,800
576,882	Hamilton Lane, Inc. Class A	34,509,081
664,169	Tradeweb Markets, Inc. Class A	36,582,429
		206,981,310
	Energy - 6.7%
3,066,594	Coterra Energy, Inc.	95,463,071
3,873,659	Marathon Oil Corp.	117,952,917
1,729,396	Ovintiv, Inc.	87,593,907
1,226,242	PDC Energy, Inc.	88,461,098
1,771,565	Targa Resources Corp.	121,121,899
		510,592,892
	Health Care Equipment & Services - 5.5%
1,832,508	Inari Medical, Inc.*	140,974,840
529,311	Insulet Corp.*	136,990,980
1,304,403	Integra LifeSciences Holdings Corp.*	65,546,251
365,223	Teleflex, Inc.	78,362,247
		421,874,318
	Insurance - 3.1%
109,004	Markel Corp.*	131,469,725
25,929	White Mountains Insurance Group Ltd.	36,719,353
862,392	WR Berkley Corp.	64,144,717
		232,333,795
	Materials - 4.3%
6,061,309	Element Solutions, Inc.	104,254,515
760,695	FMC Corp.	90,446,635
Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.2% - (continued)
	Materials - 4.3% - (continued)
2,083,264	Silgan Holdings, Inc.	$ 98,663,383
381,958	Steel Dynamics, Inc.	35,923,150
		329,287,683
	Media & Entertainment - 2.2%
101,824	Cable One, Inc.	87,510,600
2,633,528	Cargurus, Inc.*	38,344,168
699,601	Roku, Inc.*	38,855,839
		164,710,607
	Pharmaceuticals, Biotechnology & Life Sciences - 13.6%
251,150	Alnylam Pharmaceuticals, Inc.*	52,053,349
1,206,006	Apellis Pharmaceuticals, Inc.*	72,951,303
385,121	Bio-Techne Corp.	114,095,948
1,793,781	Exact Sciences Corp.*	62,387,703
379,224	ICON plc*	75,025,676
956,006	Jazz Pharmaceuticals plc*	137,464,103
572,395	Neurocrine Biosciences, Inc.*	65,894,112
1,534,332	PTC Therapeutics, Inc.*	58,028,436
599,356	Repligen Corp.*	109,376,477
884,849	Sage Therapeutics, Inc.*	33,323,413
742,532	Syneos Health, Inc.*	37,408,762
1,665,624	Ultragenyx Pharmaceutical, Inc.*	67,391,147
627,503	United Therapeutics Corp.*	144,658,267
		1,030,058,696
	Real Estate - 1.3%
2,655,610	Host Hotels & Resorts, Inc. REIT	50,137,917
893,099	Rexford Industrial Realty, Inc. REIT	49,370,512
		99,508,429
	Retailing - 3.7%
1,040,918	CarMax, Inc.*	65,588,243
2,806,469	Chewy, Inc. Class A*(1)	108,694,545
1,106,365	Etsy, Inc.*	103,898,737
		278,181,525
	Semiconductors & Semiconductor Equipment - 2.2%
21,411	First Solar, Inc.*	3,116,799
456,843	MKS Instruments, Inc.	37,529,653
54,441	Monolithic Power Systems, Inc.	18,479,998
358,708	Silicon Laboratories, Inc.*	41,222,723
736,722	Synaptics, Inc.*	65,273,569
		165,622,742
	Software & Services - 16.2%
691,705	Datadog, Inc. Class A*	55,689,170
2,628,968	Dynatrace, Inc.*	92,644,832
119,693	Fair Isaac Corp.*	57,313,796
3,461,192	Genpact Ltd.	167,867,812
905,085	Guidewire Software, Inc.*	53,771,100
4,938,362	Informatica, Inc. Class A*(1)	95,606,688
1,376,419	LiveRamp Holdings, Inc.*	25,271,053
386,446	MongoDB, Inc. Class A*	70,731,211
3,043,490	Nuvei Corp.*(1)(2)	91,517,744
3,893,639	Olo, Inc. Class A*	34,302,960
1,817,062	Q2 Holdings, Inc.*	56,401,605
2,640,572	Shift4 Payments, Inc. Class A*(3)	121,387,095
2,108,122	Teradata Corp.*	66,595,574
409,981	VeriSign, Inc.*	82,184,791
984,550	WEX, Inc.*	161,604,037
		1,232,889,468
	Technology Hardware & Equipment - 5.3%
441,341	CDW Corp.	76,268,138
2,297,006	Coherent Corp.*	77,202,372
2,780,936	CommScope Holding Co., Inc.*	36,819,593
585,572	F5, Inc.*	83,684,094

The accompanying notes are an integral part of these financial statements.
59

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 100.2% - (continued)
	Technology Hardware & Equipment - 5.3% - (continued)
1,926,453	Flex Ltd.*		$ 37,719,950
1,237,188	Lumentum Holdings, Inc.*		92,108,646
			403,802,793
	Transportation - 5.7%
190,193	AMERCO		109,397,112
793,836	CH Robinson Worldwide, Inc.		77,573,654
749,088	Expeditors International of Washington, Inc.		73,298,261
550,635	J.B. Hunt Transport Services, Inc.		94,197,129
1,656,105	Knight-Swift Transportation Holdings, Inc.		79,542,723
			434,008,879
	Utilities - 0.9%
576,737	Black Hills Corp.		37,701,298
1,275,909	NiSource, Inc.		32,778,102
			70,479,400
	Total Common Stocks (cost $6,750,049,101)		$ 7,617,729,429
SHORT-TERM INVESTMENTS - 2.3%
	Securities Lending Collateral - 2.3%
27,353,447	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		$ 27,353,447
91,178,156	HSBC US Government Money Market Fund, 3.09%(4)		91,178,156
27,353,447	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		27,353,447
27,353,447	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		27,353,447
	Total Short-Term Investments (cost $173,238,497)		$ 173,238,497
	Total Investments (cost $6,923,287,598)	102.5%	$ 7,790,967,926
	Other Assets and Liabilities	(2.5)%	(191,624,009)
	Total Net Assets	100.0%	$ 7,599,343,917
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of this security was $91,517,744, representing 1.2% of net assets.
(3)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
60

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 50,307,275	$ 50,307,275	$ —	$ —
Banks	200,923,888	200,923,888	—	—
Capital Goods	1,044,309,823	1,044,309,823	—	—
Commercial & Professional Services	156,626,131	156,626,131	—	—
Consumer Durables & Apparel	310,439,877	310,439,877	—	—
Consumer Services	274,789,898	274,789,898	—	—
Diversified Financials	206,981,310	206,981,310	—	—
Energy	510,592,892	510,592,892	—	—
Health Care Equipment & Services	421,874,318	421,874,318	—	—
Insurance	232,333,795	232,333,795	—	—
Materials	329,287,683	329,287,683	—	—
Media & Entertainment	164,710,607	164,710,607	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,030,058,696	1,030,058,696	—	—
Real Estate	99,508,429	99,508,429	—	—
Retailing	278,181,525	278,181,525	—	—
Semiconductors & Semiconductor Equipment	165,622,742	165,622,742	—	—
Software & Services	1,232,889,468	1,232,889,468	—	—
Technology Hardware & Equipment	403,802,793	403,802,793	—	—
Transportation	434,008,879	434,008,879	—	—
Utilities	70,479,400	70,479,400	—	—
Short-Term Investments	173,238,497	173,238,497	—	—
Total	$ 7,790,967,926	$ 7,790,967,926	$ —	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
61

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Automobiles & Components - 2.2%
380,965	Gentex Corp.	$ 10,091,763
72,761	Visteon Corp.*	9,493,128
		19,584,891
	Banks - 7.8%
453,128	Cadence Bank	12,528,989
86,526	M&T Bank Corp.	14,568,383
113,057	SouthState Corp.	10,223,745
324,632	Synovus Financial Corp.	12,936,585
175,036	Western Alliance Bancorp	11,757,168
145,795	Zions Bancorp NA	7,572,592
		69,587,462
	Capital Goods - 16.6%
338,270	AerCap Holdings N.V.*	18,067,001
275,835	Builders FirstSource, Inc.*	17,007,986
74,906	Curtiss-Wright Corp.	12,571,474
164,870	Esab Corp.	6,149,651
335,354	Howmet Aerospace, Inc.	11,921,835
236,954	Ingersoll Rand, Inc.	11,966,177
175,604	Johnson Controls International plc	10,156,935
50,779	L3Harris Technologies, Inc.	12,515,500
96,118	Middleby Corp.*	13,443,064
406,202	Spirit AeroSystems Holdings, Inc. Class A	9,407,638
28,957	United Rentals, Inc.*	9,142,014
158,070	Westinghouse Air Brake Technologies Corp.	14,744,770
		147,094,045
	Commercial & Professional Services - 2.6%
70,516	Clean Harbors, Inc.*	8,635,389
142,138	Leidos Holdings, Inc.	14,439,800
		23,075,189
	Consumer Durables & Apparel - 3.5%
123,106	Columbia Sportswear Co.	9,171,397
186,883	Lennar Corp. Class A	15,081,458
230,160	Steven Madden Ltd.	6,874,879
		31,127,734
	Consumer Services - 0.9%
107,826	Wyndham Hotels & Resorts, Inc.	8,187,228
	Diversified Financials - 3.1%
160,732	Ares Management Corp. Class A	12,188,307
227,791	Voya Financial, Inc.	15,571,793
		27,760,100
	Energy - 6.0%
563,549	Coterra Energy, Inc.	17,543,280
129,603	Delek U.S. Holdings, Inc.	3,844,025
103,035	Diamondback Energy, Inc.	16,187,829
513,765	Marathon Oil Corp.	15,644,144
		53,219,278
	Food & Staples Retailing - 1.4%
431,393	U.S. Foods Holding Corp.*	12,838,256
	Food, Beverage & Tobacco - 1.1%
256,106	Keurig Dr Pepper, Inc.	9,947,157
	Health Care Equipment & Services - 8.2%
187,515	Centene Corp.*	15,963,152
167,045	Dentsply Sirona, Inc.	5,148,327
211,569	Encompass Health Corp.	11,517,816
98,629	Haemonetics Corp.*	8,378,534
58,687	ICU Medical, Inc.*	8,709,738
220,718	Integra LifeSciences Holdings Corp.*	11,091,079
33,107	Molina Healthcare, Inc.*	11,880,778
		72,689,424
	Insurance - 9.8%
3,215,872	Aegon N.V.	14,825,170
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Insurance - 9.8% - (continued)
83,129	Arthur J Gallagher & Co.	$ 15,551,773
43,231	Everest Re Group Ltd.	13,948,914
124,613	Globe Life, Inc.	14,395,294
72,640	Hanover Insurance Group, Inc.	10,641,034
363,766	Kemper Corp.	17,340,725
		86,702,910
	Materials - 3.6%
92,934	Celanese Corp. Class A	8,932,816
109,808	FMC Corp.	13,056,171
50,997	Reliance Steel & Aluminum Co.	10,274,876
		32,263,863
	Media & Entertainment - 2.5%
288,802	Cargurus, Inc.*	4,204,957
104,755	Electronic Arts, Inc.	13,194,940
100,571	Match Group, Inc.*	4,344,667
		21,744,564
	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
205,217	Avantor, Inc.*	4,139,227
221,368	Syneos Health, Inc.*	11,152,520
		15,291,747
	Real Estate - 6.4%
259,825	Americold Realty Trust, Inc. REIT	6,300,756
411,466	Essential Properties Realty Trust, Inc. REIT	8,854,748
275,697	Gaming and Leisure Properties, Inc. REIT	13,817,934
116,052	Ryman Hospitality Properties, Inc. REIT	10,319,344
282,772	Welltower, Inc. REIT	17,260,403
		56,553,185
	Retailing - 4.7%
75,265	CarMax, Inc.*	4,742,448
101,876	Dollar Tree, Inc.*	16,147,346
57,555	Five Below, Inc.*	8,423,174
124,615	Ross Stores, Inc.	11,924,409
		41,237,377
	Semiconductors & Semiconductor Equipment - 3.6%
347,700	Allegro MicroSystems, Inc.*	8,835,057
70,482	Cirrus Logic, Inc.*	4,730,752
78,340	MKS Instruments, Inc.	6,435,631
123,297	ON Semiconductor Corp.*	7,574,135
53,919	Synaptics, Inc.*	4,777,223
		32,352,798
	Software & Services - 1.1%
49,942	FleetCor Technologies, Inc.*	9,295,205
	Technology Hardware & Equipment - 5.6%
151,449	Coherent Corp.*	5,090,201
74,333	F5, Inc.*	10,622,929
484,887	Flex Ltd.*	9,494,088
187,545	Lumentum Holdings, Inc.*	13,962,725
267,828	National Instruments Corp.	10,225,673
		49,395,616
	Transportation - 1.6%
626,631	JetBlue Airways Corp.*	5,038,113
184,931	Knight-Swift Transportation Holdings, Inc.	8,882,236
		13,920,349
	Utilities - 5.3%
235,604	Alliant Energy Corp.	12,291,461
109,073	Atmos Energy Corp.	11,621,728

The accompanying notes are an integral part of these financial statements.
62

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.3% - (continued)
	Utilities - 5.3% - (continued)
213,725	Evergy, Inc.		$ 13,065,009
68,346	Sempra Energy		10,316,145
			47,294,343
	Total Common Stocks (cost $790,414,116)		$ 881,162,721
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
$ 3,479,446	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $3,479,737; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 07/15/2024, with a market value of $3,549,077		$ 3,479,446
	Total Short-Term Investments (cost $3,479,446)		$ 3,479,446
	Total Investments (cost $793,893,562)	99.7%	$ 884,642,167
	Other Assets and Liabilities	0.3%	2,479,970
	Total Net Assets	100.0%	$ 887,122,137
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 19,584,891	$ 19,584,891	$ —	$ —
Banks	69,587,462	69,587,462	—	—
Capital Goods	147,094,045	147,094,045	—	—
Commercial & Professional Services	23,075,189	23,075,189	—	—
Consumer Durables & Apparel	31,127,734	31,127,734	—	—
Consumer Services	8,187,228	8,187,228	—	—
Diversified Financials	27,760,100	27,760,100	—	—
Energy	53,219,278	53,219,278	—	—
Food & Staples Retailing	12,838,256	12,838,256	—	—
Food, Beverage & Tobacco	9,947,157	9,947,157	—	—
Health Care Equipment & Services	72,689,424	72,689,424	—	—
Insurance	86,702,910	86,702,910	—	—
Materials	32,263,863	32,263,863	—	—
Media & Entertainment	21,744,564	21,744,564	—	—
Pharmaceuticals, Biotechnology & Life Sciences	15,291,747	15,291,747	—	—
Real Estate	56,553,185	56,553,185	—	—
Retailing	41,237,377	41,237,377	—	—
Semiconductors & Semiconductor Equipment	32,352,798	32,352,798	—	—
Software & Services	9,295,205	9,295,205	—	—
Technology Hardware & Equipment	49,395,616	49,395,616	—	—
Transportation	13,920,349	13,920,349	—	—
Utilities	47,294,343	47,294,343	—	—
Short-Term Investments	3,479,446	—	3,479,446	—
Total	$ 884,642,167	$ 881,162,721	$ 3,479,446	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
63

Hartford Quality Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Banks - 7.8%
114,274	Bank of America Corp.	$ 4,118,435
56,956	Bank of Nova Scotia	2,752,114
61,277	JP Morgan Chase & Co.	7,713,549
27,820	PNC Financial Services Group, Inc.	4,502,110
		19,086,208
	Capital Goods - 9.2%
16,061	Curtiss-Wright Corp.	2,695,518
20,746	Honeywell International, Inc.	4,232,599
84,017	Johnson Controls International plc	4,859,543
7,534	Lockheed Martin Corp.	3,666,647
48,382	Otis Worldwide Corp.	3,417,705
39,654	Westinghouse Air Brake Technologies Corp.	3,698,925
		22,570,937
	Consumer Services - 3.2%
22,960	Hilton Worldwide Holdings, Inc.	3,105,569
17,389	McDonald's Corp.	4,741,285
		7,846,854
	Diversified Financials - 4.3%
29,964	American Express Co.	4,448,156
44,534	Charles Schwab Corp.	3,548,024
31,476	Morgan Stanley	2,586,383
		10,582,563
	Energy - 6.6%
35,447	Chevron Corp.	6,412,362
27,818	EOG Resources, Inc.	3,797,714
110,351	TotalEnergies SE ADR	6,043,924
		16,254,000
	Food & Staples Retailing - 2.4%
29,856	Sysco Corp.	2,584,335
22,406	Walmart, Inc.	3,189,046
		5,773,381
	Food, Beverage & Tobacco - 3.8%
30,283	Keurig Dr Pepper, Inc.	1,176,192
65,261	Mondelez International, Inc. Class A	4,012,246
46,172	Philip Morris International, Inc.	4,240,898
		9,429,336
	Health Care Equipment & Services - 9.8%
56,921	Baxter International, Inc.	3,093,656
19,000	Becton Dickinson and Co.	4,483,430
10,409	Elevance Health, Inc.	5,691,329
52,163	Medtronic plc	4,555,917
11,166	UnitedHealth Group, Inc.	6,198,805
		24,023,137
	Household & Personal Products - 2.1%
46,532	Colgate-Palmolive Co.	3,435,923
38,346	Unilever plc ADR	1,745,126
		5,181,049
	Insurance - 8.6%
48,503	American International Group, Inc.	2,764,671
14,037	Chubb Ltd.	3,016,411
19,430	Marsh & McLennan Cos., Inc.	3,137,751
54,592	MetLife, Inc.	3,996,680
60,307	Principal Financial Group, Inc.	5,314,856
28,093	Prudential Financial, Inc.	2,955,103
		21,185,472
	Materials - 3.6%
33,296	Celanese Corp. Class A	3,200,412
27,515	FMC Corp.	3,271,533
20,784	PPG Industries, Inc.	2,373,117
		8,845,062
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Media & Entertainment - 4.3%
33,548	Alphabet, Inc. Class A*	$ 3,170,622
114,342	Comcast Corp. Class A	3,629,215
49,960	Omnicom Group, Inc.	3,634,590
		10,434,427
	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
79,028	AstraZeneca plc ADR	4,647,637
49,370	Merck & Co., Inc.	4,996,244
33,114	Novartis AG ADR	2,686,539
128,386	Pfizer, Inc.	5,976,368
		18,306,788
	Real Estate - 4.2%
10,685	American Tower Corp. REIT	2,213,825
144,221	Host Hotels & Resorts, Inc. REIT	2,722,892
7,656	Public Storage REIT	2,371,446
89,436	VICI Properties, Inc. REIT	2,863,741
		10,171,904
	Retailing - 2.4%
12,397	Lowe's Cos., Inc.	2,416,795
46,439	TJX Cos., Inc.	3,348,252
		5,765,047
	Semiconductors & Semiconductor Equipment - 3.3%
4,193	Broadcom, Inc.	1,971,213
59,591	Intel Corp.	1,694,172
28,163	Texas Instruments, Inc.	4,523,823
		8,189,208
	Software & Services - 4.9%
13,494	Accenture plc Class A	3,830,946
65,559	Cognizant Technology Solutions Corp. Class A	4,081,048
48,122	Fidelity National Information Services, Inc.	3,993,645
		11,905,639
	Technology Hardware & Equipment - 1.9%
101,658	Cisco Systems, Inc.	4,618,323
	Telecommunication Services - 1.7%
108,518	Verizon Communications, Inc.	4,055,318
	Transportation - 1.6%
109,207	Southwest Airlines Co.*	3,969,674
	Utilities - 5.2%
43,889	Dominion Energy, Inc.	3,070,913
32,540	Duke Energy Corp.	3,032,077
34,034	Eversource Energy	2,596,114
26,360	Sempra Energy	3,978,778
		12,677,882
	Total Common Stocks (cost $206,259,135)	$ 240,872,209

The accompanying notes are an integral part of these financial statements.
64

Hartford Quality Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
$ 2,479,802	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $2,480,009; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $2,529,451		$ 2,479,802
	Total Short-Term Investments (cost $2,479,802)		$ 2,479,802
	Total Investments (cost $208,738,937)	99.4%	$ 243,352,011
	Other Assets and Liabilities	0.6%	1,522,102
	Total Net Assets	100.0%	$ 244,874,113
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 19,086,208	$ 19,086,208	$ —	$ —
Capital Goods	22,570,937	22,570,937	—	—
Consumer Services	7,846,854	7,846,854	—	—
Diversified Financials	10,582,563	10,582,563	—	—
Energy	16,254,000	16,254,000	—	—
Food & Staples Retailing	5,773,381	5,773,381	—	—
Food, Beverage & Tobacco	9,429,336	9,429,336	—	—
Health Care Equipment & Services	24,023,137	24,023,137	—	—
Household & Personal Products	5,181,049	5,181,049	—	—
Insurance	21,185,472	21,185,472	—	—
Materials	8,845,062	8,845,062	—	—
Media & Entertainment	10,434,427	10,434,427	—	—
Pharmaceuticals, Biotechnology & Life Sciences	18,306,788	18,306,788	—	—
Real Estate	10,171,904	10,171,904	—	—
Retailing	5,765,047	5,765,047	—	—
Semiconductors & Semiconductor Equipment	8,189,208	8,189,208	—	—
Software & Services	11,905,639	11,905,639	—	—
Technology Hardware & Equipment	4,618,323	4,618,323	—	—
Telecommunication Services	4,055,318	4,055,318	—	—
Transportation	3,969,674	3,969,674	—	—
Utilities	12,677,882	12,677,882	—	—
Short-Term Investments	2,479,802	—	2,479,802	—
Total	$ 243,352,011	$ 240,872,209	$ 2,479,802	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
65

The Hartford Small Cap Growth Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1%
	Automobiles & Components - 2.5%
58,685	Fox Factory Holding Corp.*	$ 5,155,477
54,942	Patrick Industries, Inc.	2,511,399
42,304	Thor Industries, Inc.	3,446,507
10,200	Visteon Corp.*	1,330,794
		12,444,177
	Banks - 2.9%
314,890	MGIC Investment Corp.	4,298,248
101,694	Synovus Financial Corp.	4,052,506
54,325	Triumph Bancorp, Inc.*	2,797,738
48,005	Western Alliance Bancorp	3,224,496
		14,372,988
	Capital Goods - 13.4%
63,918	Altra Industrial Motion Corp.	3,844,029
49,572	Ameresco, Inc. Class A*	2,998,115
75,346	Applied Industrial Technologies, Inc.	9,371,535
46,563	Armstrong World Industries, Inc.	3,518,766
31,493	Boise Cascade Co.	2,102,788
38,517	Chart Industries, Inc.*	8,584,669
31,348	Curtiss-Wright Corp.	5,261,135
19,266	Herc Holdings, Inc.	2,265,874
49,793	ITT, Inc.	3,803,687
51,080	John Bean Technologies Corp.	4,658,496
77,469	SPX Technologies, Inc.*	5,100,559
185,624	Stem, Inc.*	2,524,486
169,897	WillScot Mobile Mini Holdings Corp.*	7,225,719
246,624	Zurn Water Solutions Corp.	5,793,198
		67,053,056
	Commercial & Professional Services - 7.1%
63,342	ASGN, Inc.*	5,370,135
22,102	CACI International, Inc. Class A*	6,719,671
49,587	Casella Waste Systems, Inc. Class A*	4,056,712
21,721	Clean Harbors, Inc.*	2,659,954
34,595	Exponent, Inc.	3,295,520
51,475	Insperity, Inc.	6,075,080
73,946	KBR, Inc.	3,680,292
25,044	Tetra Tech, Inc.	3,538,216
		35,395,580
	Consumer Durables & Apparel - 3.0%
78,838	Crocs, Inc.*	5,577,789
14,242	Deckers Outdoor Corp.*	4,983,703
6,562	TopBuild Corp.*	1,116,459
107,156	YETI Holdings, Inc.*	3,437,564
		15,115,515
	Consumer Services - 4.5%
19,245	Churchill Downs, Inc.	4,001,228
78,987	Penn National Gaming, Inc.*	2,614,469
81,880	Texas Roadhouse, Inc. Class A	8,102,026
51,187	Wingstop, Inc.	8,107,509
		22,825,232
	Diversified Financials - 0.9%
75,280	Stifel Financial Corp.	4,657,574
	Energy - 6.4%
39,124	Chord Energy Corp.	5,989,493
99,885	Helmerich & Payne, Inc.	4,945,307
248,949	Magnolia Oil & Gas Corp. Class A	6,393,010
71,011	Ovintiv, Inc.	3,596,707
70,345	PDC Energy, Inc.	5,074,688
130,508	SM Energy Co.	5,870,250
		31,869,455
	Food & Staples Retailing - 0.8%
75,408	Performance Food Group Co.*	3,924,232
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1% - (continued)
	Food, Beverage & Tobacco - 4.2%
6,060	Boston Beer Co., Inc. Class A*	$ 2,262,137
42,470	Celsius Holdings, Inc.*	3,868,168
52,061	Freshpet, Inc.*	3,068,996
25,306	Lancaster Colony Corp.	4,562,166
93,053	Simply Good Foods Co.*	3,563,930
262,426	Sovos Brands, Inc.*	3,637,224
		20,962,621
	Health Care Equipment & Services - 10.3%
16,776	Amedisys, Inc.*	1,637,170
49,043	AtriCure, Inc.*	2,065,691
65,260	Glaukos Corp.*	3,659,128
79,402	Globus Medical, Inc. Class A*	5,319,934
76,906	Haemonetics Corp.*	6,533,165
100,320	Health Catalyst, Inc.*	884,822
51,984	HealthEquity, Inc.*	4,050,073
45,447	Inari Medical, Inc.*	3,496,238
82,490	Integra LifeSciences Holdings Corp.*	4,145,123
7,923	LHC Group, Inc.*	1,323,933
17,082	ModivCare, Inc.*	1,661,054
49,770	Omnicell, Inc.*	3,848,216
146,510	Owens & Minor, Inc.	2,490,670
363,137	R1 RCM, Inc.*	6,412,999
7,058	Shockwave Medical, Inc.*	2,069,053
34,879	Tandem Diabetes Care, Inc.*	1,958,456
		51,555,725
	Household & Personal Products - 0.5%
215,677	Beauty Health Co.*(1)	2,465,188
	Insurance - 0.4%
83,579	James River Group Holdings Ltd.	2,112,041
	Materials - 3.7%
197,980	Axalta Coating Systems Ltd.*	4,616,894
66,031	Cabot Corp.	4,851,958
33,354	Ingevity Corp.*	2,243,723
178,196	Livent Corp.*	5,625,648
21,799	Louisiana-Pacific Corp.	1,234,913
		18,573,136
	Media & Entertainment - 1.4%
110,061	Bumble, Inc. Class A*	2,795,550
56,906	Ziff Davis, Inc.*(1)	4,403,955
		7,199,505
	Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
136,836	Aclaris Therapeutics, Inc.*	2,136,010
68,906	Apellis Pharmaceuticals, Inc.*	4,168,124
52,213	Blueprint Medicines Corp.*	2,706,722
65,310	Celldex Therapeutics, Inc.*	2,294,340
88,800	Crinetics Pharmaceuticals, Inc.*	1,639,248
67,288	Cytokinetics, Inc.*	2,937,794
84,766	Denali Therapeutics, Inc.*	2,431,089
27,568	Halozyme Therapeutics, Inc.*	1,318,026
46,087	Harmony Biosciences Holdings, Inc.*	2,396,524
366,255	ImmunoGen, Inc.*	2,175,555
73,248	Inhibrx, Inc.*	2,357,121
69,907	Intra-Cellular Therapies, Inc.*	3,192,653
18,532	Karuna Therapeutics, Inc.*	4,064,809
65,368	Kymera Therapeutics, Inc.*	1,983,265
26,939	Mirati Therapeutics, Inc.*	1,813,533
78,190	Morphic Holding, Inc.*	2,190,102
89,156	NanoString Technologies, Inc.*	932,572
54,496	Pacira BioSciences, Inc.*	2,820,713
59,673	PTC Therapeutics, Inc.*	2,256,833
94,345	Revolution Medicines, Inc.*	1,911,430
42,377	Sage Therapeutics, Inc.*	1,595,918
83,565	Stoke Therapeutics, Inc.*	1,240,940
87,736	Syndax Pharmaceuticals, Inc.*	2,014,418

The accompanying notes are an integral part of these financial statements.
66

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.2% - (continued)
8,279	United Therapeutics Corp.*	$ 1,908,558
84,534	Vaxcyte, Inc.*	3,686,528
67,694	Veracyte, Inc.*	1,361,326
66,058	Zentalis Pharmaceuticals, Inc.*	1,657,395
		61,191,546
	Real Estate - 2.2%
38,654	Agree Realty Corp. REIT	2,655,530
133,598	Phillips Edison & Co., Inc. REIT	4,026,644
46,533	Ryman Hospitality Properties, Inc. REIT	4,137,714
		10,819,888
	Retailing - 1.2%
19,887	Burlington Stores, Inc.*	2,843,045
55,839	Ollie's Bargain Outlet Holdings, Inc.*	3,126,984
		5,970,029
	Semiconductors & Semiconductor Equipment - 4.0%
46,904	Axcelis Technologies, Inc.*	2,720,432
37,606	Cirrus Logic, Inc.*	2,524,115
40,183	Lattice Semiconductor Corp.*	1,949,277
26,040	MKS Instruments, Inc.	2,139,186
62,936	Power Integrations, Inc.	4,198,460
29,164	Silicon Laboratories, Inc.*	3,351,527
37,488	Synaptics, Inc.*	3,321,437
		20,204,434
	Software & Services - 12.0%
66,812	Alarm.com Holdings, Inc.*	3,931,218
56,730	Blackbaud, Inc.*	3,103,131
45,622	Ceridian HCM Holding, Inc.*	3,019,720
35,285	Concentrix Corp.	4,312,886
30,882	Consensus Cloud Solutions, Inc.*	1,733,716
42,597	DigitalOcean Holdings, Inc.*(1)	1,530,084
26,927	ExlService Holdings, Inc.*	4,896,675
28,263	Five9, Inc.*	1,703,128
39,084	Manhattan Associates, Inc.*	4,755,350
97,033	Olo, Inc. Class A*	854,861
65,725	Perficient, Inc.*	4,401,603
56,444	Rapid7, Inc.*	2,555,220
170,033	Repay Holdings Corp.*	1,035,501
77,927	Shift4 Payments, Inc. Class A*	3,582,304
59,520	Sprout Social, Inc. Class A*	3,590,842
104,604	Varonis Systems, Inc.*	2,800,249
411,065	Verra Mobility Corp. Class A*	7,016,880
12,174	WEX, Inc.*	1,998,240
41,468	Workiva, Inc.*	3,226,625
		60,048,233
	Technology Hardware & Equipment - 3.5%
52,775	Fabrinet *	6,037,460
45,715	Insight Enterprises, Inc.*	4,320,525
42,428	Lumentum Holdings, Inc.*	3,158,764
28,217	Novanta, Inc.*	3,989,884
		17,506,633
	Total Common Stocks (cost $404,751,289)	$ 486,266,788
Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
43,860	iShares Russell 2000 Growth ETF		$ 9,923,764
	Total Exchange-Traded Funds (cost $9,267,874)		$ 9,923,764
	Total Long-Term Investments (cost $414,019,163)		$ 496,190,552
SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.0%
$ 4,704,763	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $4,705,156; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 10/15/2024, with a market value of $4,798,881		$ 4,704,763
	Securities Lending Collateral - 0.4%
325,682	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(2)		325,682
1,085,606	HSBC US Government Money Market Fund, 3.09%(2)		1,085,606
325,682	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(2)		325,682
325,682	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(2)		325,682
			2,062,652
	Total Short-Term Investments (cost $6,767,415)		$ 6,767,415
	Total Investments (cost $420,786,578)	100.5%	$ 502,957,967
	Other Assets and Liabilities	(0.5)%	(2,520,012)
	Total Net Assets	100.0%	$ 500,437,955
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
67

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 12,444,177	$ 12,444,177	$ —	$ —
Banks	14,372,988	14,372,988	—	—
Capital Goods	67,053,056	67,053,056	—	—
Commercial & Professional Services	35,395,580	35,395,580	—	—
Consumer Durables & Apparel	15,115,515	15,115,515	—	—
Consumer Services	22,825,232	22,825,232	—	—
Diversified Financials	4,657,574	4,657,574	—	—
Energy	31,869,455	31,869,455	—	—
Food & Staples Retailing	3,924,232	3,924,232	—	—
Food, Beverage & Tobacco	20,962,621	20,962,621	—	—
Health Care Equipment & Services	51,555,725	51,555,725	—	—
Household & Personal Products	2,465,188	2,465,188	—	—
Insurance	2,112,041	2,112,041	—	—
Materials	18,573,136	18,573,136	—	—
Media & Entertainment	7,199,505	7,199,505	—	—
Pharmaceuticals, Biotechnology & Life Sciences	61,191,546	61,191,546	—	—
Real Estate	10,819,888	10,819,888	—	—
Retailing	5,970,029	5,970,029	—	—
Semiconductors & Semiconductor Equipment	20,204,434	20,204,434	—	—
Software & Services	60,048,233	60,048,233	—	—
Technology Hardware & Equipment	17,506,633	17,506,633	—	—
Exchange-Traded Funds	9,923,764	9,923,764	—	—
Short-Term Investments	6,767,415	2,062,652	4,704,763	—
Total	$ 502,957,967	$ 498,253,204	$ 4,704,763	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
68

Hartford Small Cap Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1%
	Banks - 20.9%
44,714	Bank OZK	$ 1,921,808
70,401	Berkshire Hills Bancorp, Inc.	2,059,229
87,420	Cadence Bank	2,417,163
21,861	Federal Agricultural Mortgage Corp. Class C	2,518,387
75,462	First Hawaiian, Inc.	1,930,318
62,917	First Interstate BancSystem, Inc. Class A	2,869,644
170,282	FNB Corp.	2,460,575
114,145	Home BancShares, Inc.	2,909,556
69,972	Pacific Premier Bancorp, Inc.	2,547,681
127,955	Radian Group, Inc.	2,670,421
57,132	Sandy Spring Bancorp, Inc.	2,024,758
		26,329,540
	Capital Goods - 9.4%
53,326	Air Lease Corp.	1,881,875
30,507	EnerSys	2,022,309
72,057	Kennametal, Inc.	1,924,642
22,101	McGrath Rent Corp.	2,078,599
173,061	REV Group, Inc.	2,377,858
66,460	Spirit AeroSystems Holdings, Inc. Class A	1,539,214
		11,824,497
	Commercial & Professional Services - 8.4%
168,967	BrightView Holdings, Inc.*	1,507,186
144,151	CoreCivic, Inc. REIT*	1,509,261
65,615	Deluxe Corp.	1,206,004
81,535	Loomis AB	2,282,859
98,482	MillerKnoll Inc.	2,085,849
18,966	Science Applications International Corp.	2,054,776
		10,645,935
	Consumer Durables & Apparel - 6.1%
23,545	Carter's, Inc.	1,597,999
54,841	Kontoor Brands, Inc.	1,957,824
67,577	Steven Madden Ltd.	2,018,525
38,570	Sturm Ruger & Co., Inc.	2,164,934
		7,739,282
	Consumer Services - 4.0%
58,760	Adtalem Global Education, Inc.*	2,450,292
22,393	Cracker Barrel Old Country Store, Inc.	2,557,729
		5,008,021
	Diversified Financials - 7.1%
248,899	Greenhill & Co., Inc.	1,764,694
109,299	Navient Corp.	1,654,787
56,569	PRA Group, Inc.*	1,895,061
114,176	PROG Holdings, Inc.*	1,886,187
207,762	Rithm Capital Corp. REIT	1,751,434
		8,952,163
	Energy - 4.5%
69,124	ChampionX Corp.	1,978,329
80,533	DMC Global, Inc.*	1,742,734
180,981	TechnipFMC plc*	1,916,589
		5,637,652
	Health Care Equipment & Services - 4.9%
94,955	NextGen Healthcare, Inc.*	1,902,898
46,076	NuVasive, Inc.*	2,033,334
64,169	Premier, Inc. Class A	2,238,215
		6,174,447
	Household & Personal Products - 4.6%
54,359	Edgewell Personal Care Co.	2,130,329
68,463	Energizer Holdings, Inc.	1,977,896
14,543	Medifast, Inc.	1,701,386
		5,809,611
	Insurance - 6.5%
39,822	Kemper Corp.	1,898,315
Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.1% - (continued)
	Insurance - 6.5% - (continued)
305,637	Lancashire Holdings Ltd.		$ 1,734,531
97,292	ProAssurance Corp.		2,160,855
371,454	Siriuspoint Ltd.*		2,384,735
			8,178,436
	Materials - 3.3%
45,325	Compass Minerals International, Inc.		1,792,150
99,608	Mativ, Inc.		2,364,694
			4,156,844
	Media & Entertainment - 1.1%
122,131	MediaAlpha, Inc. Class A*		1,340,998
	Pharmaceuticals, Biotechnology & Life Sciences - 1.5%
37,637	Pacira BioSciences, Inc.*		1,948,091
	Real Estate - 2.8%
136,247	Pebblebrook Hotel Trust REIT		2,185,402
125,539	Piedmont Office Realty Trust, Inc. Class A, REIT		1,311,882
			3,497,284
	Retailing - 1.9%
50,834	Monro, Inc.		2,427,324
	Semiconductors & Semiconductor Equipment - 4.2%
64,957	Ichor Holdings Ltd.*		1,652,506
70,480	Rambus, Inc.*		2,125,677
27,990	Silicon Motion Technology Corp. ADR		1,497,185
			5,275,368
	Software & Services - 4.3%
230,282	Adeia, Inc.		2,574,553
43,797	InterDigital, Inc.		2,184,156
46,416	Xperi, Inc.*		648,432
			5,407,141
	Utilities - 1.6%
46,295	Portland General Electric Co.		2,080,497
	Total Common Stocks (cost $118,757,220)		$ 122,433,131
EXCHANGE-TRADED FUNDS - 1.9%
	Other Investment Pools & Funds - 1.9%
16,319	iShares Russell 2000 Value ETF		$ 2,371,477
	Total Exchange-Traded Funds (cost $2,171,052)		$ 2,371,477
	Total Long-Term Investments (cost $120,928,272)		$ 124,804,608
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
$ 1,293,076	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $1,293,184; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $1,319,005		$ 1,293,076
	Total Short-Term Investments (cost $1,293,076)		$ 1,293,076
	Total Investments (cost $122,221,348)	100.0%	$ 126,097,684
	Other Assets and Liabilities	0.0%	20,270
	Total Net Assets	100.0%	$ 126,117,954
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.
69

Hartford Small Cap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 26,329,540	$ 26,329,540	$ —	$ —
Capital Goods	11,824,497	11,824,497	—	—
Commercial & Professional Services	10,645,935	8,363,076	2,282,859	—
Consumer Durables & Apparel	7,739,282	7,739,282	—	—
Consumer Services	5,008,021	5,008,021	—	—
Diversified Financials	8,952,163	8,952,163	—	—
Energy	5,637,652	5,637,652	—	—
Health Care Equipment & Services	6,174,447	6,174,447	—	—
Household & Personal Products	5,809,611	5,809,611	—	—
Insurance	8,178,436	6,443,905	1,734,531	—
Materials	4,156,844	4,156,844	—	—
Media & Entertainment	1,340,998	1,340,998	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,948,091	1,948,091	—	—
Real Estate	3,497,284	3,497,284	—	—
Retailing	2,427,324	2,427,324	—	—
Semiconductors & Semiconductor Equipment	5,275,368	5,275,368	—	—
Software & Services	5,407,141	5,407,141	—	—
Utilities	2,080,497	2,080,497	—	—
Exchange-Traded Funds	2,371,477	2,371,477	—	—
Short-Term Investments	1,293,076	—	1,293,076	—
Total	$ 126,097,684	$ 120,787,218	$ 5,310,466	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
70

The Hartford Small Company Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3%
	Automobiles & Components - 0.3%
17,101	Visteon Corp.*	$ 2,231,168
	Banks - 3.8%
199,289	Ameris Bancorp	10,265,377
241,659	Cadence Bank	6,681,871
199,618	Synovus Financial Corp.	7,954,777
		24,902,025
	Capital Goods - 16.9%
57,277	Acuity Brands, Inc.	10,514,339
81,197	Ameresco, Inc. Class A*	4,910,795
164,535	Applied Industrial Technologies, Inc.	20,464,863
301,626	AZEK Co., Inc. Class A*	5,281,471
38,229	Chart Industries, Inc.*	8,520,480
74,775	Comfort Systems USA, Inc.	9,218,262
59,464	Curtiss-Wright Corp.	9,979,843
431,197	Fluor Corp.*	13,048,021
43,013	Middleby Corp.*	6,015,798
73,878	WESCO International, Inc.*	10,178,172
183,932	WillScot Mobile Mini Holdings Corp.*	7,822,628
275,818	Zurn Water Solutions Corp.	6,478,965
		112,433,637
	Commercial & Professional Services - 2.9%
223,423	Aris Water Solution, Inc. Class A	3,804,894
86,940	Casella Waste Systems, Inc. Class A*	7,112,561
130,944	TriNet Group, Inc.*	8,508,741
		19,426,196
	Consumer Durables & Apparel - 2.2%
90,821	Crocs, Inc.*	6,425,586
144,136	Skyline Champion Corp.*	8,390,156
		14,815,742
	Consumer Services - 6.9%
133,714	Boyd Gaming Corp.	7,723,321
172,791	H&R Block, Inc.	7,110,350
323,509	PowerSchool Holdings, Inc. Class A*	6,470,180
121,488	Texas Roadhouse, Inc. Class A	12,021,237
81,201	Wingstop, Inc.	12,861,426
		46,186,514
	Diversified Financials - 0.9%
219,306	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	5,960,737
	Energy - 8.6%
260,619	Brigham Minerals, Inc. Class A	8,079,189
200,551	Cactus, Inc. Class A	10,372,498
80,122	Chord Energy Corp.	12,265,877
335,951	SM Energy Co.	15,111,076
342,540	Viper Energy Partners L.P.	11,423,709
		57,252,349
	Food, Beverage & Tobacco - 1.1%
78,611	Celsius Holdings, Inc.*	7,159,890
	Health Care Equipment & Services - 12.6%
110,503	Acadia Healthcare Co., Inc.*	8,983,894
244,145	Cross Country Healthcare, Inc.*	9,055,338
59,010	Enovis Corp.*	2,918,045
96,870	Globus Medical, Inc. Class A*	6,490,290
117,996	Haemonetics Corp.*	10,023,760
90,165	HealthEquity, Inc.*	7,024,755
113,319	Inari Medical, Inc.*	8,717,631
63,523	Inspire Medical Systems, Inc.*	12,383,809
226,337	Owens & Minor, Inc.	3,847,729
603,500	R1 RCM, Inc.*	10,657,810
13,415	Shockwave Medical, Inc.*	3,932,607
		84,035,668
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Household & Personal Products - 2.7%
406,515	elf Beauty, Inc.*	$ 17,585,839
	Materials - 3.9%
197,413	Cabot Corp.	14,505,907
369,898	Livent Corp.*	11,677,680
		26,183,587
	Media & Entertainment - 2.4%
210,097	Cargurus, Inc.*	3,059,013
197,936	Criteo S.A. ADR*	5,047,368
98,270	Ziff Davis, Inc.*	7,605,115
		15,711,496
	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
236,997	Aclaris Therapeutics, Inc.*	3,699,523
84,623	Alkermes plc*	1,920,942
267,144	Amicus Therapeutics, Inc.*	2,671,440
75,896	Apellis Pharmaceuticals, Inc.*	4,590,949
25,515	Ascendis Pharma A/S ADR*	2,934,225
72,986	Blueprint Medicines Corp.*	3,783,594
68,105	Celldex Therapeutics, Inc.*	2,392,529
137,155	Crinetics Pharmaceuticals, Inc.*	2,531,881
134,189	Cytokinetics, Inc.*	5,858,692
73,284	Fate Therapeutics, Inc.*	1,533,101
75,759	Halozyme Therapeutics, Inc.*	3,622,038
254,460	Immatics N.V.*	2,875,398
34,738	Immunocore Holdings plc ADR*	1,984,929
60,609	Intellia Therapeutics, Inc.*	3,198,943
87,342	Intra-Cellular Therapies, Inc.*	3,988,909
26,398	Karuna Therapeutics, Inc.*	5,790,137
62,190	Kymera Therapeutics, Inc.*	1,886,845
24,634	Mirati Therapeutics, Inc.*	1,658,361
62,467	Pacira BioSciences, Inc.*	3,233,292
97,003	PTC Therapeutics, Inc.*	3,668,654
155,025	Revolution Medicines, Inc.*	3,140,807
170,988	Rocket Pharmaceuticals, Inc.*	3,190,636
84,203	Syndax Pharmaceuticals, Inc.*	1,933,301
54,140	Vaxcyte, Inc.*	2,361,045
25,844	Verona Pharma plc ADR*	330,803
		74,780,974
	Real Estate - 2.6%
247,438	Phillips Edison & Co., Inc. REIT	7,457,781
107,666	Ryman Hospitality Properties, Inc. REIT	9,573,661
		17,031,442
	Retailing - 0.1%
26,907	Tory Burch LLC*(1)(2)	812,067
	Semiconductors & Semiconductor Equipment - 1.5%
45,985	MKS Instruments, Inc.	3,777,668
72,595	Synaptics, Inc.*	6,431,917
		10,209,585
	Software & Services - 9.7%
58,588	ExlService Holdings, Inc.*	10,654,228
96,348	Five9, Inc.*	5,805,931
394,887	Jamf Holding Corp.*	9,346,975
51,726	Manhattan Associates, Inc.*	6,293,502
45,984	Perficient, Inc.*	3,079,548
150,688	Rapid7, Inc.*	6,821,646
211,136	RingCentral, Inc. Class A*	7,499,551
884,448	Verra Mobility Corp. Class A*	15,097,527
		64,598,908
	Technology Hardware & Equipment - 4.0%
227,808	Calix, Inc.*	16,775,781

The accompanying notes are an integral part of these financial statements.
71

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 94.3% - (continued)
	Technology Hardware & Equipment - 4.0% - (continued)
95,569	Coherent Corp.*		$ 3,212,074
46,888	Novanta, Inc.*		6,629,963
			26,617,818
	Total Common Stocks (cost $615,489,706)		$ 627,935,642
EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
58,936	iShares Russell 2000 Growth ETF		$ 13,334,859
	Total Exchange-Traded Funds (cost $12,478,676)		$ 13,334,859
	Total Long-Term Investments (cost $627,968,382)		$ 641,270,501
SHORT-TERM INVESTMENTS - 3.3%
	Repurchase Agreements - 3.3%
$ 21,856,986	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $21,858,813; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 10/15/2024, with a market value of $22,294,185		$ 21,856,986
	Total Short-Term Investments (cost $21,856,986)		$ 21,856,986
	Total Investments (cost $649,825,368)	99.6%	$ 663,127,487
	Other Assets and Liabilities	0.4%	2,524,088
	Total Net Assets	100.0%	$ 665,651,575
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $812,067 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2013	Tory Burch LLC	26,907	$ 2,108,912	$ 812,067

(2)	Investment valued using significant unobservable inputs.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
72

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 2,231,168	$ 2,231,168	$ —	$ —
Banks	24,902,025	24,902,025	—	—
Capital Goods	112,433,637	112,433,637	—	—
Commercial & Professional Services	19,426,196	19,426,196	—	—
Consumer Durables & Apparel	14,815,742	14,815,742	—	—
Consumer Services	46,186,514	46,186,514	—	—
Diversified Financials	5,960,737	5,960,737	—	—
Energy	57,252,349	57,252,349	—	—
Food, Beverage & Tobacco	7,159,890	7,159,890	—	—
Health Care Equipment & Services	84,035,668	84,035,668	—	—
Household & Personal Products	17,585,839	17,585,839	—	—
Materials	26,183,587	26,183,587	—	—
Media & Entertainment	15,711,496	15,711,496	—	—
Pharmaceuticals, Biotechnology & Life Sciences	74,780,974	74,780,974	—	—
Real Estate	17,031,442	17,031,442	—	—
Retailing	812,067	—	—	812,067
Semiconductors & Semiconductor Equipment	10,209,585	10,209,585	—	—
Software & Services	64,598,908	64,598,908	—	—
Technology Hardware & Equipment	26,617,818	26,617,818	—	—
Exchange-Traded Funds	13,334,859	13,334,859	—	—
Short-Term Investments	21,856,986	—	21,856,986	—
Total	$ 663,127,487	$ 640,458,434	$ 21,856,986	$ 812,067

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
73

Hartford Domestic Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Currency Abbreviations:
USD	United States Dollar
Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
74

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities
October 31, 2022

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$ 5,612,967,713	$ 9,574,249,199	$ 15,266,541,743	$ 4,960,975,904	$ 4,157,795,904	$ 1,304,680,495
Repurchase agreements	63,260,761	70,499,034	277,160,322	111,912,401	54,681,335	9,456,479
Cash	14,958,966	16,373,432	64,318,708	25,911,539	12,688,873	2,281,461
Cash collateral held for securities on loan	831,440	—	—	3,010,112	1,212,565	338,088
Foreign currency	1,215	—	—	647,200	—	369,233
Receivables:
Investment securities sold	84,178,011	1,147,790	—	17,728,994	56,937,232	18,756,606
Fund shares sold	719,840	11,886,466	24,689,558	7,861,893	3,420,104	455,518
Dividends and interest	2,993,698	7,139,087	16,563,456	3,520,026	619,656	885,028
Securities lending income	4,072	—	210	21,283	7,174	583
Variation margin on futures contracts	3,670,462	—	—	—	—	—
Tax reclaims	476,372	—	4,220,868	2,535,156	55,282	306,637
Other assets	98,933	137,311	314,249	167,979	95,124	51,517
Total assets	5,784,161,483	9,681,432,319	15,653,809,114	5,134,292,487	4,287,513,249	1,337,581,645
Liabilities:
Obligation to return securities lending collateral	16,628,793	—	—	60,202,236	24,251,300	6,761,768
Payables:
Investment securities purchased	35,323,757	2,853,980	—	36,876,242	45,114,947	10,571,586
Fund shares redeemed	4,514,394	9,481,372	15,864,393	7,112,677	5,882,285	823,171
Investment management fees	3,106,863	2,635,299	7,506,642	2,484,837	2,471,417	924,135
Transfer agent fees	962,874	1,113,588	1,527,766	570,529	738,167	245,054
Accounting services fees	153,533	258,522	387,663	125,430	120,954	36,621
Board of Directors' fees	21,298	36,099	52,139	16,460	17,487	4,653
Distribution fees	185,343	139,390	215,815	101,071	105,074	44,667
Accrued expenses	157,857	191,587	249,366	106,592	142,734	71,747
Total liabilities	61,054,712	16,709,837	25,803,784	107,596,074	78,844,365	19,483,402
Net assets	$ 5,723,106,771	$ 9,664,722,482	$ 15,628,005,330	$ 5,026,696,413	$ 4,208,668,884	$ 1,318,098,243
Summary of Net Assets:
Capital stock and paid-in-capital	$ 5,126,819,841	$ 6,737,928,244	$ 11,171,428,879	$ 3,536,445,504	$ 5,273,001,606	$ 1,104,791,354
Distributable earnings (loss)	596,286,930	2,926,794,238	4,456,576,451	1,490,250,909	(1,064,332,722)	213,306,889
Net assets	$ 5,723,106,771	$ 9,664,722,482	$ 15,628,005,330	$ 5,026,696,413	$ 4,208,668,884	$ 1,318,098,243
Shares authorized	1,540,000,000	825,000,000	1,270,000,000	675,000,000	19,850,000,000	485,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0001	$ 0.0010
Class A: Net asset value per share	$ 34.53	$ 40.38	$ 30.41	$ 21.83	$ 30.49	$ 34.67
Maximum offering price per share	36.54	42.73	32.18	23.10	32.26	36.69
Shares outstanding	122,729,905	36,056,289	144,923,149	85,975,186	64,987,604	20,484,794
Net Assets	$ 4,238,196,694	$ 1,456,043,738	$ 4,407,511,362	$ 1,876,671,511	$ 1,981,664,547	$ 710,176,261
Class C: Net asset value per share	$ 22.26	$ 36.27	$ 29.11	$ 21.71	$ 7.68	$ 24.39
Shares outstanding	3,946,921	11,905,039	6,436,520	6,160,738	17,005,554	3,469,084
Net Assets	$ 87,852,034	$ 431,852,301	$ 187,341,634	$ 133,760,615	$ 130,590,086	$ 84,595,200
Class I: Net asset value per share	$ 34.84	$ 40.55	$ 30.23	$ 21.67	$ 33.77	$ 37.68
Shares outstanding	14,742,412	87,053,611	128,477,907	71,371,107	27,870,521	8,756,194
Net Assets	$ 513,601,338	$ 3,529,589,467	$ 3,883,536,378	$ 1,546,286,586	$ 941,201,983	$ 329,896,468
Class R3: Net asset value per share	$ 39.62	$ 40.90	$ 30.95	$ 21.88	$ 30.04	$ 35.46
Shares outstanding	758,999	1,329,879	1,762,963	1,294,952	982,800	700,723
Net Assets	$ 30,073,782	$ 54,393,233	$ 54,564,826	$ 28,332,483	$ 29,520,391	$ 24,848,933
Class R4: Net asset value per share	$ 41.74	$ 41.74	$ 31.22	$ 21.91	$ 33.76	$ 38.59
Shares outstanding	646,453	3,775,905	3,006,726	1,788,334	1,255,597	414,723
Net Assets	$ 26,983,632	$ 157,597,021	$ 93,864,015	$ 39,191,273	$ 42,391,285	$ 16,006,192
Class R5: Net asset value per share	$ 42.91	$ 40.89	$ 31.37	$ 22.05	$ 37.13	$ 41.63
Shares outstanding	650,583	3,587,047	7,439,828	3,350,500	371,197	242,678
Net Assets	$ 27,917,270	$ 146,672,264	$ 233,376,811	$ 73,875,981	$ 13,784,243	$ 10,101,726
The accompanying notes are an integral part of these financial statements.
75

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class R6: Net asset value per share	$ 43.28	$ 41.10	$ 31.37	$ 22.12	$ 38.28	$ 42.53
Shares outstanding	638,760	25,781,942	20,177,389	4,460,626	1,032,035	1,302,424
Net Assets	$ 27,643,975	$ 1,059,701,739	$ 632,954,176	$ 98,651,510	$ 39,511,422	$ 55,391,943
Class Y: Net asset value per share	$ 43.22	$ 41.07	$ 31.38	$ 22.12	$ 38.16	$ 42.40
Shares outstanding	1,720,441	12,881,593	22,781,177	5,589,376	8,733,532	1,230,417
Net Assets	$ 74,365,198	$ 529,017,029	$ 714,793,422	$ 123,645,420	$ 333,298,688	$ 52,172,348
Class F: Net asset value per share	$ 34.85	$ 40.60	$ 30.20	$ 21.66	$ 34.05	$ 37.93
Shares outstanding	19,986,513	56,647,418	179,462,742	51,065,240	20,460,918	920,260
Net Assets	$ 696,472,848	$ 2,299,855,690	$ 5,420,062,706	$ 1,106,281,034	$ 696,706,239	$ 34,909,172
Cost of investments	$ 5,326,903,734	$ 7,055,021,952	$ 11,811,290,933	$ 4,099,033,500	$ 4,640,675,754	$ 1,108,334,467
Cost of foreign currency	$ 1,220	$ —	$ —	$ 648,006	$ —	$ 360,114
(1) Includes Investment in securities on loan, at market value	$ 16,267,500	$ —	$ —	$ 60,047,216	$ 24,720,680	$ 6,393,818
The accompanying notes are an integral part of these financial statements.
76

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$ 7,669,580,831	$ 881,162,721	$ 240,872,209	$ 498,253,204	$ 124,804,608	$ 641,270,501
Repurchase agreements	—	3,479,446	2,479,802	4,704,763	1,293,076	21,856,986
Investments in affiliated investments, at market value	121,387,095	—	—	—	—	—
Cash	—	728,984	615,707	1,109,116	300,085	5,058,880
Cash collateral held for securities on loan	9,117,816	—	—	108,561	—	—
Receivables:
From affiliates	—	—	3,452	—	4,100	—
Investment securities sold	30,842,442	19,378,952	—	2,924,255	—	—
Fund shares sold	6,736,517	1,991,317	1,211,032	511,592	25,112	748,846
Dividends and interest	1,323,366	269,128	272,414	70,451	76,160	82,752
Securities lending income	37,789	—	—	211	21	248
Tax reclaims	—	—	53,818	—	—	—
Other assets	117,915	72,886	40,528	47,814	50,480	55,590
Total assets	7,839,143,771	907,083,434	245,548,962	507,729,967	126,553,642	669,073,803
Liabilities:
Due to custodian	7,099,021	—	—	—	—	—
Obligation to return securities lending collateral	182,356,313	—	—	2,171,213	—	—
Payables:
Investment securities purchased	15,641,552	18,271,886	—	3,884,407	—	2,203,073
Fund shares redeemed	28,325,914	966,839	486,615	748,109	305,696	561,588
Investment management fees	4,474,980	504,269	87,732	314,032	70,738	436,495
Transfer agent fees	1,199,943	106,946	55,976	113,252	25,200	112,600
Accounting services fees	214,956	25,601	7,574	16,801	3,842	20,219
Board of Directors' fees	32,172	3,072	825	1,939	446	2,407
Distribution fees	134,128	16,673	7,656	7,676	2,193	14,517
Accrued expenses	320,875	66,011	28,471	34,583	27,573	71,329
Total liabilities	239,799,854	19,961,297	674,849	7,292,012	435,688	3,422,228
Net assets	$ 7,599,343,917	$ 887,122,137	$ 244,874,113	$ 500,437,955	$ 126,117,954	$ 665,651,575
Summary of Net Assets:
Capital stock and paid-in-capital	$ 6,235,676,687	$ 729,135,558	$ 195,288,714	$ 454,643,208	$ 115,905,837	$ 782,520,149
Distributable earnings (loss)	1,363,667,230	157,986,579	49,585,399	45,794,747	10,212,117	(116,868,574)
Net assets	$ 7,599,343,917	$ 887,122,137	$ 244,874,113	$ 500,437,955	$ 126,117,954	$ 665,651,575
Shares authorized	1,105,000,000	485,000,000	22,110,000,000	22,100,000,000	860,000,000	525,000,000
Par value	$ 0.0050	$ 0.0010	$ 0.0001	$ 0.0001	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 24.51	$ 16.14	$ 23.65	$ 37.07	$ 11.40	$ 16.30
Maximum offering price per share	25.94	17.08	25.03	39.23	12.06	17.25
Shares outstanding	93,974,881	22,797,597	7,330,260	4,404,849	4,511,632	19,635,266
Net Assets	$ 2,303,789,688	$ 368,039,964	$ 173,357,836	$ 163,292,965	$ 51,421,656	$ 319,970,670
Class C: Net asset value per share	$ 13.88	$ 12.36	$ 19.79	$ 20.14	$ 9.69	$ 7.45
Shares outstanding	15,053,771	569,650	173,763	109,116	198,471	628,214
Net Assets	$ 208,962,720	$ 7,040,809	$ 3,439,467	$ 2,197,307	$ 1,922,202	$ 4,678,095
Class I: Net asset value per share	$ 25.85	$ 16.36	$ 23.32	$ 40.17	$ 11.44	$ 18.06
Shares outstanding	66,227,100	2,296,646	1,312,171	1,646,670	1,871,558	1,761,801
Net Assets	$ 1,712,200,911	$ 37,582,269	$ 30,598,002	$ 66,149,935	$ 21,401,908	$ 31,818,643
Class R3: Net asset value per share	$ 28.24	$ 17.10	$ 24.07	$ 35.99	$ 11.90	$ 18.45
Shares outstanding	2,162,666	357,270	39,026	169,709	63,830	555,580
Net Assets	$ 61,073,222	$ 6,107,826	$ 939,175	$ 6,107,530	$ 759,532	$ 10,249,683
Class R4: Net asset value per share	$ 30.20	$ 17.59	$ 24.36	$ 39.30	$ 12.10	$ 20.59
Shares outstanding	2,850,881	518,575	209,779	297,302	3,442	439,126
Net Assets	$ 86,083,151	$ 9,121,406	$ 5,111,196	$ 11,683,847	$ 41,643	$ 9,039,759
Class R5: Net asset value per share	$ 31.72	$ 17.91	$ 24.64	$ 42.94	$ 12.08	$ 22.66
Shares outstanding	2,932,351	112,740	13,667	479,546	145,446	203,158
Net Assets	$ 93,004,572	$ 2,019,468	$ 336,736	$ 20,590,865	$ 1,756,280	$ 4,603,283
The accompanying notes are an integral part of these financial statements.
77

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class R6: Net asset value per share	$ 32.27	$ 16.37	$ 24.72	$ 43.99	$ 12.07	$ 23.44
Shares outstanding	23,505,613	650	478,768	1,313,975	647,881	280,780
Net Assets	$ 758,617,322	$ 10,642	$ 11,833,627	$ 57,806,599	$ 7,821,411	$ 6,580,356
Class Y: Net asset value per share	$ 32.19	$ 17.96	$ 24.67	$ 43.94	$ 12.05	$ 23.34
Shares outstanding	13,626,214	435,218	274,142	3,300,762	239,613	1,676,408
Net Assets	$ 438,594,894	$ 7,814,387	$ 6,762,575	$ 145,027,048	$ 2,887,342	$ 39,131,465
Class F: Net asset value per share	$ 26.02	$ 16.37	$ 23.22	$ 40.50	$ 11.43	$ 18.27
Shares outstanding	74,431,076	27,451,969	538,025	681,102	3,333,210	13,114,167
Net Assets	$ 1,937,017,437	$ 449,385,366	$ 12,495,499	$ 27,581,859	$ 38,105,980	$ 239,579,621
Cost of investments	$ 6,778,722,359	$ 793,893,562	$ 208,738,937	$ 420,786,578	$ 122,221,348	$ 649,825,368
Cost of investments in affiliated investments	$ 144,565,239	$ —	$ —	$ —	$ —	$ —
Cost of foreign currency	$ —	$ —	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 179,370,461	$ —	$ —	$ 2,045,606	$ —	$ —
The accompanying notes are an integral part of these financial statements.
78

Hartford Domestic Equity Funds
 Statements of Operations
For the Year Ended October 31, 2022

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$ 88,151,648	$ 160,810,566	$ 327,262,765	$ 139,217,427	$ 15,377,363	$ 14,248,290
Interest	1,197,187	487,509	4,624,204	1,576,297	703,343	197,498
Securities lending	107,188	38	332	87,977	107,622	231,937
Less: Foreign tax withheld	(467,436)	—	(2,686,659)	(1,168,464)	(68,571)	(348,597)
Total investment income, net	88,988,587	161,298,113	329,200,642	139,713,237	16,119,757	14,329,128
Expenses:
Investment management fees	43,744,020	36,928,848	91,787,234	30,000,402	39,918,112	12,324,123
Transfer agent fees
Class A	5,099,389	1,449,512	3,962,825	1,485,216	2,633,941	900,498
Class C	161,918	453,890	207,896	148,521	231,743	143,982
Class I	518,060	4,023,301	3,331,226	1,379,446	1,414,063	388,778
Class R3	80,837	140,341	129,979	64,303	81,683	58,283
Class R4	50,468	292,166	163,192	71,117	84,431	32,669
Class R5	32,608	189,605	268,715	81,401	19,866	12,615
Class R6	1,213	29,322	22,126	3,535	2,093	448
Class Y	108,781	659,450	896,509	109,922	427,927	107,253
Class F	3,699	28,389	31,185	8,908	6,611	536
Distribution fees
Class A	12,125,918	3,916,123	11,507,280	4,641,967	6,510,873	1,898,516
Class C	1,134,779	5,053,784	1,845,813	1,442,668	1,974,061	1,054,159
Class R3	184,544	319,739	302,132	150,630	190,750	134,573
Class R4	77,901	486,272	249,921	104,979	136,293	51,466
Custodian fees	25,342	40,598	62,782	18,376	65,115	40,653
Registration and filing fees	183,164	369,055	630,750	229,818	306,894	147,165
Accounting services fees	935,628	1,577,937	2,171,799	697,537	808,772	218,016
Board of Directors' fees	167,266	289,046	413,867	129,130	140,250	36,935
Audit and tax fees	54,279	20,951	21,109	21,158	36,443	24,450
Other expenses	487,190	794,905	1,114,837	377,491	449,731	147,909
Total expenses (before waivers, reimbursements and fees paid indirectly)	65,177,004	57,063,234	119,121,177	41,166,525	55,439,652	17,723,027
Transfer agent fee waivers	—	(52,063)	(452,170)	—	—	—
Distribution fee reimbursements	(214,779)	(86,054)	(116,973)	(16,927)	(201,171)	(25,691)
Commission recapture	(64,181)	(8,389)	(46,074)	(26,552)	(142,150)	(6,241)
Total waivers, reimbursements and fees paid indirectly	(278,960)	(146,506)	(615,217)	(43,479)	(343,321)	(31,932)
Total expenses	64,898,044	56,916,728	118,505,960	41,123,046	55,096,331	17,691,095
Net Investment Income (Loss)	24,090,543	104,381,385	210,694,682	98,590,191	(38,976,574)	(3,361,967)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	323,158,296	261,921,622	694,901,386	529,616,656	(609,174,897)	12,441,669
Futures contracts	(36,942,270)	—	—	—	—	—
Foreign currency contracts	—	—	—	—	—	(123)
Other foreign currency transactions	(63,023)	—	—	8,745	(35,639)	(66,490)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	286,153,003	261,921,622	694,901,386	529,625,401	(609,210,536)	12,375,056
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(1,609,628,075)	(2,322,465,638)	(1,873,667,525)	(612,837,533)	(2,276,283,476)	(233,110,398)
Futures contracts	(10,490,121)	—	—	—	—	—
Translation of other assets and liabilities in foreign currencies	(43,707)	—	—	(202,181)	(2,777)	(12,261)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,620,161,903)	(2,322,465,638)	(1,873,667,525)	(613,039,714)	(2,276,286,253)	(233,122,659)
The accompanying notes are an integral part of these financial statements.
79

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,334,008,900)	(2,060,544,016)	(1,178,766,139)	(83,414,313)	(2,885,496,789)	(220,747,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,309,918,357)	$ (1,956,162,631)	$ (968,071,457)	$ 15,175,878	$ (2,924,473,363)	$ (224,109,570)
The accompanying notes are an integral part of these financial statements.
80

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$ 73,536,118	$ 12,820,495	$ 6,066,284	$ 3,210,156	$ 3,431,895	$ 4,107,779
Interest	69,899	65,034	53,735	48,543	5,799	145,467
Securities lending	614,164	7,652	—	14,357	3,741	55,988
Less: Foreign tax withheld	(17,336)	(96,276)	(67,755)	—	(11,983)	—
Total investment income, net	74,202,845	12,796,905	6,052,264	3,273,056	3,429,452	4,309,234
Expenses:
Investment management fees	72,260,680	6,271,942	1,074,105	4,676,358	1,029,469	6,030,361
Transfer agent fees
Class A	2,940,338	547,112	274,405	387,933	108,132	580,437
Class C	340,708	14,863	8,515	7,286	6,292	14,520
Class I	3,512,781	29,244	26,130	75,048	39,866	51,743
Class R3	167,712	14,339	2,245	14,842	2,094	26,274
Class R4	215,166	16,390	7,491	24,488	269	18,028
Class R5	197,346	2,435	575	50,665	1,708	6,377
Class R6	29,638	—	278	2,802	268	226
Class Y	692,537	13,663	3,722	191,800	2,915	24,768
Class F	47,346	5,773	206	398	291	3,810
Distribution fees
Class A	6,964,577	920,733	451,044	484,287	139,947	948,794
Class C	2,808,476	80,616	36,287	40,925	25,311	62,590
Class R3	382,494	32,638	5,116	33,972	4,760	59,819
Class R4	319,564	24,397	11,916	37,161	403	26,553
Custodian fees	102,524	4,225	2,007	6,504	6,484	23,034
Registration and filing fees	251,850	147,000	119,847	127,803	128,185	170,609
Accounting services fees	1,435,389	142,032	47,581	105,052	29,313	122,441
Board of Directors' fees	241,893	23,434	6,318	15,110	3,720	18,774
Audit and tax fees	21,007	25,375	21,065	20,996	21,263	29,834
Other expenses	959,870	184,136	35,208	54,423	26,982	154,042
Total expenses (before waivers, reimbursements and fees paid indirectly)	93,891,896	8,500,347	2,134,061	6,357,853	1,577,672	8,373,034
Expense waivers	—	—	(26,593)	—	(30,962)	—
Transfer agent fee waivers	(635,243)	—	—	(75,079)	—	—
Distribution fee reimbursements	(89,197)	(8,145)	(10,227)	(18,327)	(5,898)	(18,871)
Commission recapture	(102,352)	(16,317)	(560)	(7,578)	(1,908)	(23,601)
Total waivers, reimbursements and fees paid indirectly	(826,792)	(24,462)	(37,380)	(100,984)	(38,768)	(42,472)
Total expenses	93,065,104	8,475,885	2,096,681	6,256,869	1,538,904	8,330,562
Net Investment Income (Loss)	(18,862,259)	4,321,020	3,955,583	(2,983,813)	1,890,548	(4,021,328)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	683,964,438	73,489,920	11,495,734	(32,221,344)	8,029,836	(125,644,852)
Investments in affiliated investments	(9,968,362)	—	—	—	—	—
Other foreign currency transactions	—	—	(145)	—	(198)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	673,996,076	73,489,920	11,495,589	(32,221,344)	8,029,638	(125,644,852)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(3,609,217,257)	(114,419,726)	(26,414,806)	(197,748,237)	(22,441,354)	(162,580,738)
Investments in affiliated investments	(30,190,021)	—	—	—	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,639,407,278)	(114,419,726)	(26,414,806)	(197,748,237)	(22,441,354)	(162,580,738)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,965,411,202)	(40,929,806)	(14,919,217)	(229,969,581)	(14,411,716)	(288,225,590)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (2,984,273,461)	$ (36,608,786)	$ (10,963,634)	$ (232,953,394)	$ (12,521,168)	$ (292,246,918)
The accompanying notes are an integral part of these financial statements.
81

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 24,090,543	$ 12,609,296	$ 104,381,385	$ 79,881,660
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	286,153,003	1,117,743,666	261,921,622	366,960,795
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,620,161,903)	961,196,796	(2,322,465,638)	2,963,652,462
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,309,918,357)	2,091,549,758	(1,956,162,631)	3,410,494,917
Distributions to Shareholders:
Class A	(796,677,684)	(256,624,217)	(51,017,295)	(7,166,565)
Class C	(29,128,173)	(12,630,524)	(16,212,320)	—
Class I	(102,158,238)	(33,651,291)	(152,148,957)	(26,510,048)
Class R3	(5,487,633)	(1,911,571)	(1,879,952)	(145,253)
Class R4	(4,376,163)	(1,459,215)	(6,771,984)	(972,045)
Class R5	(4,206,771)	(1,629,937)	(6,967,996)	(1,462,901)
Class R6	(4,348,041)	(638,212)	(34,560,184)	(6,940,312)
Class Y	(14,390,368)	(4,992,537)	(28,782,055)	(5,937,551)
Class F	(127,204,207)	(42,410,229)	(106,456,492)	(21,751,271)
Total distributions	(1,087,977,278)	(355,947,733)	(404,797,235)	(70,885,946)
Capital Share Transactions:
Sold	311,222,644	338,608,621	2,598,490,371	3,592,112,670
Issued on reinvestment of distributions	1,052,622,491	343,956,936	386,652,441	67,490,064
Redeemed	(978,028,941)	(1,039,938,487)	(3,624,085,413)	(2,927,339,187)
Net increase (decrease) from capital share transactions	385,816,194	(357,372,930)	(638,942,601)	732,263,547
Net Increase (Decrease) in Net Assets	(2,012,079,441)	1,378,229,095	(2,999,902,467)	4,071,872,518
Net Assets:
Beginning of period	7,735,186,212	6,356,957,117	12,664,624,949	8,592,752,431
End of period	$ 5,723,106,771	$ 7,735,186,212	$ 9,664,722,482	$ 12,664,624,949
The accompanying notes are an integral part of these financial statements.
82

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 210,694,682	$ 153,413,163	$ 98,590,191	$ 77,254,659
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	694,901,386	700,951,873	529,625,401	364,677,577
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,873,667,525)	3,492,438,056	(613,039,714)	993,091,679
Net Increase (Decrease) in Net Assets Resulting from Operations	(968,071,457)	4,346,803,092	15,175,878	1,435,023,915
Distributions to Shareholders:
Class A	(269,880,132)	(124,272,767)	(162,568,145)	(41,652,685)
Class C	(9,041,795)	(3,956,164)	(12,492,883)	(3,698,845)
Class I	(200,183,734)	(71,985,276)	(124,787,388)	(33,459,498)
Class R3	(3,403,765)	(1,696,101)	(2,733,877)	(781,704)
Class R4	(5,762,217)	(2,690,217)	(3,872,094)	(1,147,861)
Class R5	(15,325,417)	(6,848,052)	(7,100,587)	(2,137,950)
Class R6	(29,887,062)	(9,408,231)	(7,472,847)	(2,007,112)
Class Y	(53,664,884)	(30,895,801)	(10,565,778)	(2,882,683)
Class F	(301,110,451)	(117,659,277)	(103,493,641)	(30,248,716)
Total distributions	(888,259,457)	(369,411,886)	(435,087,240)	(118,017,054)
Capital Share Transactions:
Sold	5,411,538,165	4,029,585,831	1,130,238,868	771,725,035
Issued on reinvestment of distributions	846,009,458	354,750,045	420,406,777	113,763,031
Redeemed	(3,440,313,459)	(2,883,515,258)	(999,150,768)	(999,427,216)
Net increase (decrease) from capital share transactions	2,817,234,164	1,500,820,618	551,494,877	(113,939,150)
Net Increase (Decrease) in Net Assets	960,903,250	5,478,211,824	131,583,515	1,203,067,711
Net Assets:
Beginning of period	14,667,102,080	9,188,890,256	4,895,112,898	3,692,045,187
End of period	$ 15,628,005,330	$ 14,667,102,080	$ 5,026,696,413	$ 4,895,112,898
The accompanying notes are an integral part of these financial statements.
83

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ (38,976,574)	$ (54,382,771)	$ (3,361,967)	$ (5,610,496)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(609,210,536)	1,724,280,446	12,375,056	183,832,310
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,276,286,253)	264,840,372	(233,122,659)	154,285,853
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,924,473,363)	1,934,738,047	(224,109,570)	332,507,667
Distributions to Shareholders:
Class A	(697,296,082)	(423,673,541)	(86,099,036)	(93,880,300)
Class C	(147,140,068)	(94,842,287)	(17,656,083)	(22,672,232)
Class I	(370,501,893)	(234,064,363)	(41,655,813)	(44,908,247)
Class R3	(10,091,141)	(7,102,825)	(3,035,400)	(3,747,674)
Class R4	(13,268,156)	(9,398,654)	(2,247,542)	(2,881,694)
Class R5	(4,087,401)	(2,988,257)	(1,042,154)	(1,201,964)
Class R6	(11,501,636)	(5,296,402)	(497,706)	(438,736)
Class Y	(90,278,847)	(53,966,607)	(9,938,908)	(10,597,239)
Class F	(210,961,202)	(109,670,067)	(4,255,546)	(4,009,747)
Total distributions	(1,555,126,426)	(941,003,003)	(166,428,188)	(184,337,833)
Capital Share Transactions:
Sold	858,424,489	1,412,684,010	186,449,080	254,406,423
Issued on reinvestment of distributions	1,448,388,944	867,858,722	157,999,398	175,117,607
Redeemed	(1,702,013,695)	(1,585,916,069)	(364,441,921)	(314,733,008)
Net increase (decrease) from capital share transactions	604,799,738	694,626,663	(19,993,443)	114,791,022
Net Increase (Decrease) in Net Assets	(3,874,800,051)	1,688,361,707	(410,531,201)	262,960,856
Net Assets:
Beginning of period	8,083,468,935	6,395,107,228	1,728,629,444	1,465,668,588
End of period	$ 4,208,668,884	$ 8,083,468,935	$ 1,318,098,243	$ 1,728,629,444
The accompanying notes are an integral part of these financial statements.
84

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ (18,862,259)	$ 68,229,033	$ 4,321,020	$ 1,874,621
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	673,996,076	1,707,213,123	73,489,920	100,036,552
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,639,407,278)	2,690,020,087	(114,419,726)	189,407,923
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,984,273,461)	4,465,462,243	(36,608,786)	291,319,096
Distributions to Shareholders:
Class A	(400,817,525)	(347,506,316)	(25,970,524)	(837,738)
Class C	(68,607,269)	(72,065,078)	(795,151)	—
Class I	(448,017,894)	(475,898,575)	(1,896,364)	(113,371)
Class R3	(9,696,452)	(10,341,121)	(473,508)	—
Class R4	(17,297,892)	(21,473,620)	(688,694)	(19,877)
Class R5	(27,009,142)	(36,606,303)	(143,466)	(9,446)
Class R6	(146,841,604)	(171,635,482)	—	—
Class Y	(87,412,620)	(114,448,304)	(1,035,457)	(91,721)
Class F	(329,341,310)	(294,576,639)	(32,934,199)	(2,424,869)
Total distributions	(1,535,041,708)	(1,544,551,438)	(63,937,363)	(3,497,022)
Capital Share Transactions:
Sold	1,224,843,197	2,014,553,894	201,258,916	146,817,585
Issued on reinvestment of distributions	1,475,446,801	1,483,163,109	63,651,091	3,487,144
Redeemed	(4,507,922,919)	(5,460,496,113)	(152,585,797)	(162,560,509)
Net increase (decrease) from capital share transactions	(1,807,632,921)	(1,962,779,110)	112,324,210	(12,255,780)
Net Increase (Decrease) in Net Assets	(6,326,948,090)	958,131,695	11,778,061	275,566,294
Net Assets:
Beginning of period	13,926,292,007	12,968,160,312	875,344,076	599,777,782
End of period	$ 7,599,343,917	$ 13,926,292,007	$ 887,122,137	$ 875,344,076
The accompanying notes are an integral part of these financial statements.
85

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Quality Value Fund		The Hartford Small Cap Growth Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 3,955,583	$ 3,150,999	$ (2,983,813)	$ (4,024,977)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	11,495,589	13,598,905	(32,221,344)	174,617,463
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(26,414,806)	56,452,184	(197,748,237)	106,905,409
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,963,634)	73,202,088	(232,953,394)	277,497,895
Distributions to Shareholders:
Class A	(11,405,295)	(3,241,327)	(47,491,758)	(16,552,797)
Class C	(212,434)	(63,247)	(2,240,437)	(1,531,478)
Class I	(1,405,148)	(300,872)	(21,579,489)	(7,507,522)
Class R3	(64,011)	(17,729)	(1,607,651)	(683,476)
Class R4	(276,389)	(91,734)	(3,548,265)	(2,012,020)
Class R5	(19,958)	(5,775)	(12,344,930)	(5,481,575)
Class R6	(16,459)	(13,682)	(13,516,765)	(6,037,686)
Class Y	(108,987)	(10,318)	(42,116,476)	(17,719,809)
Class F	(807,377)	(258,522)	(6,354,143)	(3,391,955)
Total distributions	(14,316,058)	(4,003,206)	(150,799,914)	(60,918,318)
Capital Share Transactions:
Sold	57,551,280	21,527,878	121,488,714	158,407,323
Issued on reinvestment of distributions	14,094,650	3,936,286	143,128,875	58,369,869
Redeemed	(33,771,339)	(31,941,068)	(271,010,011)	(342,794,035)
Net increase (decrease) from capital share transactions	37,874,591	(6,476,904)	(6,392,422)	(126,016,843)
Net Increase (Decrease) in Net Assets	12,594,899	62,721,978	(390,145,730)	90,562,734
Net Assets:
Beginning of period	232,279,214	169,557,236	890,583,685	800,020,951
End of period	$ 244,874,113	$ 232,279,214	$ 500,437,955	$ 890,583,685
The accompanying notes are an integral part of these financial statements.
86

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 1,890,548	$ 1,454,248	$ (4,021,328)	$ (8,422,124)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	8,029,638	17,243,277	(125,644,852)	219,723,239
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(22,441,354)	29,174,321	(162,580,738)	8,069,059
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,521,168)	47,871,846	(292,246,918)	219,370,174
Distributions to Shareholders:
Class A	(3,964,811)	(363,877)	(107,539,494)	(42,313,500)
Class C	(206,679)	(3,950)	(3,410,978)	(1,604,568)
Class I	(2,259,354)	(54,057)	(11,875,080)	(3,566,682)
Class R3	(57,161)	(3,498)	(2,994,326)	(1,394,856)
Class R4	(3,408)	(362)	(2,607,622)	(1,251,522)
Class R5	(1,609)	(148)	(1,072,566)	(377,954)
Class R6	(216,927)	(3,866)	(945,537)	(128,962)
Class Y	(122,885)	(3,913)	(7,555,025)	(1,778,231)
Class F	(5,116,335)	(666,330)	(66,272,191)	(24,289,826)
Total distributions	(11,949,169)	(1,100,001)	(204,272,819)	(76,706,101)
Capital Share Transactions:
Sold	40,824,744	82,135,100	174,178,611	307,799,887
Issued on reinvestment of distributions	11,837,402	1,094,882	202,875,469	76,133,999
Redeemed	(78,738,919)	(32,701,037)	(208,785,813)	(262,911,327)
Net increase (decrease) from capital share transactions	(26,076,773)	50,528,945	168,268,267	121,022,559
Net Increase (Decrease) in Net Assets	(50,547,110)	97,300,790	(328,251,470)	263,686,632
Net Assets:
Beginning of period	176,665,064	79,364,274	993,903,045	730,216,413
End of period	$ 126,117,954	$ 176,665,064	$ 665,651,575	$ 993,903,045
The accompanying notes are an integral part of these financial statements.
87

Hartford Domestic Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2022
A	$ 48.89	$ 0.12	$ (7.60)	$ (7.48)	$ (0.05)	$ (6.83)	$ (6.88)	$ 34.53	(17.73)%	$ 4,238,197	1.05%	1.04%	0.31%	82%
C	34.14	(0.12)	(4.93)	(5.05)	—	(6.83)	(6.83)	22.26	(18.35)	87,852	1.84	1.84	(0.49)	82
I	49.25	0.22	(7.64)	(7.42)	(0.16)	(6.83)	(6.99)	34.84	(17.49)	513,601	0.78	0.78	0.57	82
R3	55.21	(0.03)	(8.73)	(8.76)	—	(6.83)	(6.83)	39.62	(18.03)	30,074	1.41	1.41	(0.06)	82
R4	57.63	0.12	(9.18)	(9.06)	—	(6.83)	(6.83)	41.74	(17.77)	26,984	1.10	1.10	0.25	82
R5	59.02	0.26	(9.41)	(9.15)	(0.13)	(6.83)	(6.96)	42.91	(17.51)	27,917	0.80	0.80	0.56	82
R6	59.48	0.31	(9.49)	(9.18)	(0.19)	(6.83)	(7.02)	43.28	(17.44)	27,644	0.70	0.70	0.66	82
Y	59.41	0.26	(9.48)	(9.22)	(0.14)	(6.83)	(6.97)	43.22	(17.52)	74,365	0.80	0.80	0.54	82
F	49.26	0.25	(7.64)	(7.39)	(0.19)	(6.83)	(7.02)	34.85	(17.42)	696,473	0.69	0.69	0.66	82
For the Year Ended October 31, 2021
A	$ 38.39	$ 0.05	$ 12.59	$ 12.64	$ (0.15)	$ (1.99)	$ (2.14)	$ 48.89	33.83%	$ 5,710,869	1.04%	1.04%	0.12%	62%
C	27.45	(0.21)	8.89	8.68	—	(1.99)	(1.99)	34.14	32.74	148,862	1.83	1.83	(0.66)	62
I	38.66	0.18	12.66 (4)	12.84 (4)	(0.26)	(1.99)	(2.25)	49.25	34.15	721,608	0.77	0.77	0.38	62
R3	43.14	(0.13)	14.19	14.06	—	(1.99)	(1.99)	55.21	33.32	45,054	1.41	1.41	(0.25)	62
R4	44.91	0.03	14.78 (4)	14.81 (4)	(0.10)	(1.99)	(2.09)	57.63	33.72	36,750	1.10	1.10	0.06	62
R5	45.94	0.20	15.11 (4)	15.31 (4)	(0.24)	(1.99)	(2.23)	59.02	34.11	36,529	0.80	0.80	0.36	62
R6	46.27	0.26	15.22	15.48	(0.28)	(1.99)	(2.27)	59.48	34.27	19,261	0.69	0.69	0.46	62
Y	46.24	0.21	15.21	15.42	(0.26)	(1.99)	(2.25)	59.41	34.14	122,539	0.80	0.79	0.37	62
F	38.66	0.21	12.67	12.88	(0.29)	(1.99)	(2.28)	49.26	34.28	893,713	0.69	0.69	0.47	62
For the Year Ended October 31, 2020
A	$ 37.12	$ 0.18	$ 2.90	$ 3.08	$ (0.17)	$ (1.64)	$ (1.81)	$ 38.39	8.57%	$ 4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
For the Year Ended October 31, 2019
A	$ 37.88	$ 0.15	$ 4.81	$ 4.96	$ (0.11)	$ (5.61)	$ (5.72)	$ 37.12	16.32%	$ 4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
The accompanying notes are an integral part of these financial statements.
88

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2018
A	$ 41.86	$ 0.15	$ 1.45	$ 1.60	$ (0.26)	$ (5.32)	$ (5.58)	$ 37.88	3.92%	$ 4,742,846	1.07%	1.06%	0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81	1.81	(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78	0.78	0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42	1.41	0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10	1.10	0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80	0.80	0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70	0.70	0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71	0.71	0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70	0.70	0.75	108
Hartford Core Equity Fund
For the Year Ended October 31, 2022
A	$ 49.41	$ 0.33	$ (7.87)	$ (7.54)	$ (0.24)	$ (1.25)	$ (1.49)	$ 40.38	(15.79)%	$ 1,456,044	0.70%	0.70%	0.75%	15%
C	44.63	(0.00) (5)	(7.11)	(7.11)	—	(1.25)	(1.25)	36.27	(16.43)	431,852	1.45	1.45	(0.00) (6)	15
I	49.59	0.45	(7.89)	(7.44)	(0.35)	(1.25)	(1.60)	40.55	(15.57)	3,529,589	0.46	0.46	0.99	15
R3	50.06	0.17	(8.00)	(7.83)	(0.08)	(1.25)	(1.33)	40.90	(16.11)	54,393	1.08	1.07	0.37	15
R4	51.01	0.34	(8.14)	(7.80)	(0.22)	(1.25)	(1.47)	41.74	(15.80)	157,597	0.76	0.73	0.71	15
R5	49.99	0.44	(7.95)	(7.51)	(0.34)	(1.25)	(1.59)	40.89	(15.58)	146,672	0.46	0.46	0.98	15
R6	50.24	0.50	(8.00)	(7.50)	(0.39)	(1.25)	(1.64)	41.10	(15.51)	1,059,702	0.36	0.36	1.10	15
Y	50.20	0.45	(7.98)	(7.53)	(0.35)	(1.25)	(1.60)	41.07	(15.56)	529,017	0.45	0.44	1.00	15
F	49.65	0.49	(7.90)	(7.41)	(0.39)	(1.25)	(1.64)	40.60	(15.51)	2,299,856	0.36	0.36	1.08	15
For the Year Ended October 31, 2021
A	$ 36.04	$ 0.23	$ 13.36	$ 13.59	$ (0.22)	$ —	$ (0.22)	$ 49.41	37.85%	$ 1,681,155	0.70%	0.70%	0.52%	13%
C	32.62	(0.09)	12.10	12.01	—	—	—	44.63	36.82	583,876	1.45	1.45	(0.23)	13
I	36.16	0.34	13.40	13.74	(0.31)	—	(0.31)	49.59	38.19	4,700,782	0.45	0.45	0.77	13
R3	36.54	0.07	13.56	13.63	(0.11)	—	(0.11)	50.06	37.38	71,617	1.07	1.06	0.16	13
R4	37.20	0.23	13.79	14.02	(0.21)	—	(0.21)	51.01	37.82	239,198	0.76	0.72	0.50	13
R5	36.44	0.34	13.51	13.85	(0.30)	—	(0.30)	49.99	38.17	225,017	0.46	0.46	0.76	13
R6	36.62	0.39	13.57	13.96	(0.34)	—	(0.34)	50.24	38.31	1,045,661	0.36	0.36	0.86	13
Y	36.60	0.35	13.56	13.91	(0.31)	—	(0.31)	50.20	38.20	903,952	0.46	0.44	0.78	13
F	36.19	0.38	13.42	13.80	(0.34)	—	(0.34)	49.65	38.33	3,213,368	0.36	0.36	0.86	13
For the Year Ended October 31, 2020
A	$ 33.40	$ 0.26	$ 3.23	$ 3.49	$ (0.23)	$ (0.62)	$ (0.85)	$ 36.04	10.58%	$ 1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
The accompanying notes are an integral part of these financial statements.
89

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund – (continued)
For the Year Ended October 31, 2019
A	$ 30.17	$ 0.27	$ 4.40	$ 4.67	$ (0.21)	$ (1.23)	$ (1.44)	$ 33.40	16.60%	$ 881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
For the Year Ended October 31, 2018
A	$ 28.53	$ 0.22	$ 2.42	$ 2.64	$ (0.25)	$ (0.75)	$ (1.00)	$ 30.17	9.41%	$ 666,354	0.74%	0.74%	0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48	—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47	1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10	0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76	0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49	0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39	1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42	1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39	1.09	22
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2022
A	$ 34.32	$ 0.38	$ (2.34)	$ (1.96)	$ (0.33)	$ (1.62)	$ (1.95)	$ 30.41	(6.11)%	$ 4,407,511	0.96%	0.96%	1.18%	18%
C	32.94	0.13	(2.23)	(2.10)	(0.11)	(1.62)	(1.73)	29.11	(6.82)	187,342	1.74	1.74	0.41	18
I	34.12	0.45	(2.31)	(1.86)	(0.41)	(1.62)	(2.03)	30.23	(5.86)	3,883,536	0.72	0.72	1.43	18
R3	34.88	0.26	(2.37)	(2.11)	(0.20)	(1.62)	(1.82)	30.95	(6.45)	54,565	1.34	1.34	0.79	18
R4	35.17	0.36	(2.39)	(2.03)	(0.30)	(1.62)	(1.92)	31.22	(6.16)	93,864	1.04	1.04	1.10	18
R5	35.33	0.46	(2.40)	(1.94)	(0.40)	(1.62)	(2.02)	31.37	(5.88)	233,377	0.73	0.73	1.40	18
R6	35.34	0.50	(2.41)	(1.91)	(0.44)	(1.62)	(2.06)	31.37	(5.80)	632,954	0.63	0.63	1.52	18
Y	35.34	0.48	(2.40)	(1.92)	(0.42)	(1.62)	(2.04)	31.38	(5.82)	714,793	0.73	0.68	1.45	18
F	34.10	0.48	(2.32)	(1.84)	(0.44)	(1.62)	(2.06)	30.20	(5.80)	5,420,063	0.63	0.63	1.52	18
For the Year Ended October 31, 2021
A	$ 24.26	$ 0.33	$ 10.63	$ 10.96	$ (0.33)	$ (0.57)	$ (0.90)	$ 34.32	46.01%	$ 4,733,858	0.97%	0.97%	1.07%	18%
C	23.31	0.09	10.22	10.31	(0.11)	(0.57)	(0.68)	32.94	44.92	169,569	1.75	1.75	0.30	18
I	24.12	0.40	10.58	10.98	(0.41)	(0.57)	(0.98)	34.12	46.39	3,178,645	0.71	0.71	1.30	18
R3	24.65	0.22	10.80	11.02	(0.22)	(0.57)	(0.79)	34.88	45.43	66,751	1.35	1.35	0.70	18
R4	24.84	0.32	10.89	11.21	(0.31)	(0.57)	(0.88)	35.17	45.92	106,561	1.03	1.03	1.01	18
R5	24.95	0.41	10.95	11.36	(0.41)	(0.57)	(0.98)	35.33	46.35	265,832	0.73	0.73	1.30	18
R6	24.95	0.44	10.96	11.40	(0.44)	(0.57)	(1.01)	35.34	46.52	470,425	0.63	0.63	1.37	18
Y	24.95	0.44	10.94	11.38	(0.42)	(0.57)	(0.99)	35.34	46.47	929,283	0.74	0.67	1.38	18
F	24.10	0.43	10.58	11.01	(0.44)	(0.57)	(1.01)	34.10	46.55	4,746,178	0.63	0.63	1.40	18
The accompanying notes are an integral part of these financial statements.
90

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund – (continued)
For the Year Ended October 31, 2020
A	$ 25.93	$ 0.39	$ (0.94)	$ (0.55)	$ (0.37)	$ (0.75)	$ (1.12)	$ 24.26	(2.20)%	$ 3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
For the Year Ended October 31, 2019
A	$ 25.63	$ 0.40	$ 2.63	$ 3.03	$ (0.38)	$ (2.35)	$ (2.73)	$ 25.93	13.75%	$ 3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
For the Year Ended October 31, 2018
A	$ 27.46	$ 0.39	$ 0.80	$ 1.19	$ (0.38)	$ (2.64)	$ (3.02)	$ 25.63	4.38%	$ 3,521,062	0.99%	0.99%	1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75	0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73	1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35	1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04	1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74	1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64	1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68	1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64	1.84	31
The Hartford Equity Income Fund
For the Year Ended October 31, 2022
A	$ 23.85	$ 0.42	$ (0.38)	$ 0.04	$ (0.40)	$ (1.66)	$ (2.06)	$ 21.83	0.12%	$ 1,876,672	0.97%	0.97%	1.88%	42%
C	23.72	0.24	(0.37)	(0.13)	(0.22)	(1.66)	(1.88)	21.71	(0.64)	133,761	1.75	1.75	1.10	42
I	23.68	0.47	(0.37)	0.10	(0.45)	(1.66)	(2.11)	21.67	0.40	1,546,287	0.74	0.74	2.12	42
R3	23.89	0.34	(0.38)	(0.04)	(0.31)	(1.66)	(1.97)	21.88	(0.25)	28,332	1.36	1.35	1.50	42
R4	23.93	0.41	(0.39)	0.02	(0.38)	(1.66)	(2.04)	21.91	0.02	39,191	1.06	1.06	1.78	42
R5	24.07	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.05	0.34	73,876	0.75	0.75	2.10	42
R6	24.13	0.50	(0.38)	0.12	(0.47)	(1.66)	(2.13)	22.12	0.49	98,652	0.65	0.65	2.21	42
Y	24.14	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.12	0.36	123,645	0.73	0.73	2.12	42
F	23.68	0.49	(0.38)	0.11	(0.47)	(1.66)	(2.13)	21.66	0.46	1,106,281	0.64	0.64	2.21	42
The accompanying notes are an integral part of these financial statements.
91

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund – (continued)
For the Year Ended October 31, 2021
A	$ 17.55	$ 0.34	$ 6.50	$ 6.84	$ (0.34)	$ (0.20)	$ (0.54)	$ 23.85	39.45%	$ 1,864,492	0.98%	0.98%	1.57%	24%
C	17.46	0.18	6.44	6.62	(0.16)	(0.20)	(0.36)	23.72	38.31	162,393	1.75	1.75	0.85	24
I	17.44	0.39	6.44	6.83	(0.39)	(0.20)	(0.59)	23.68	39.69	1,360,339	0.74	0.74	1.81	24
R3	17.59	0.26	6.50	6.76	(0.26)	(0.20)	(0.46)	23.89	38.83	33,485	1.36	1.35	1.21	24
R4	17.62	0.33	6.50	6.83	(0.32)	(0.20)	(0.52)	23.93	39.25	49,923	1.05	1.05	1.52	24
R5	17.71	0.40	6.55	6.95	(0.39)	(0.20)	(0.59)	24.07	39.75	80,991	0.75	0.75	1.80	24
R6	17.76	0.42	6.56	6.98	(0.41)	(0.20)	(0.61)	24.13	39.82	81,643	0.65	0.65	1.90	24
Y	17.76	0.40	6.57	6.97	(0.39)	(0.20)	(0.59)	24.14	39.77	120,502	0.74	0.73	1.81	24
F	17.44	0.41	6.44	6.85	(0.41)	(0.20)	(0.61)	23.68	39.81	1,141,345	0.65	0.65	1.92	24
For the Year Ended October 31, 2020
A	$ 19.99	$ 0.34	$ (1.21)	$ (0.87)	$ (0.31)	$ (1.26)	$ (1.57)	$ 17.55	(4.68)%	$ 1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
For the Year Ended October 31, 2019
A	$ 19.39	$ 0.38	$ 2.02	$ 2.40	$ (0.36)	$ (1.44)	$ (1.80)	$ 19.99	13.88%	$ 1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
For the Year Ended October 31, 2018
A	$ 20.64	$ 0.38	$ (0.24)	$ 0.14	$ (0.35)	$ (1.04)	$ (1.39)	$ 19.39	0.49%	$ 1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22
The accompanying notes are an integral part of these financial statements.
92

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2022
A	$ 62.10	$ (0.31)	$ (19.34)	$ (19.65)	$ —	$ (11.96)	$ (11.96)	$ 30.49	(38.47)%	$ 1,981,665	1.09%	1.08%	(0.79)%	95%
C	25.14	(0.16)	(5.34)	(5.50)	—	(11.96)	(11.96)	7.68	(38.93)	130,590	1.85	1.85	(1.58)	95
I	67.29	(0.24)	(21.32)	(21.56)	—	(11.96)	(11.96)	33.77	(38.31)	941,202	0.84	0.84	(0.56)	95
R3	61.55	(0.44)	(19.11)	(19.55)	—	(11.96)	(11.96)	30.04	(38.69)	29,520	1.45	1.45	(1.16)	95
R4	67.45	(0.36)	(21.37)	(21.73)	—	(11.96)	(11.96)	33.76	(38.50)	42,391	1.14	1.14	(0.85)	95
R5	72.75	(0.26)	(23.40)	(23.66)	—	(11.96)	(11.96)	37.13	(38.33)	13,784	0.85	0.85	(0.56)	95
R6	74.55	(0.22)	(24.09)	(24.31)	—	(11.96)	(11.96)	38.28	(38.26)	39,511	0.74	0.74	(0.45)	95
Y	74.41	(0.26)	(24.03)	(24.29)	—	(11.96)	(11.96)	38.16	(38.32)	333,299	0.84	0.84	(0.54)	95
F	67.69	(0.19)	(21.49)	(21.68)	—	(11.96)	(11.96)	34.05	(38.25)	696,706	0.74	0.74	(0.44)	95
For the Year Ended October 31, 2021
A	$ 54.65	$ (0.47)	$ 15.83	$ 15.36	$ —	$ (7.91)	$ (7.91)	$ 62.10	30.45%	$ 3,650,083	1.07%	1.06%	(0.80)%	87%
C	26.47	(0.38)	6.96	6.58	—	(7.91)	(7.91)	25.14	29.47	321,097	1.83	1.83	(1.57)	87
I	58.51	(0.36)	17.05	16.69	—	(7.91)	(7.91)	67.29	30.75	2,124,160	0.82	0.82	(0.56)	87
R3	54.41	(0.68)	15.73	15.05	—	(7.91)	(7.91)	61.55	29.96	51,824	1.45	1.44	(1.18)	87
R4	58.79	(0.56)	17.13	16.57	—	(7.91)	(7.91)	67.45	30.36	76,404	1.14	1.14	(0.88)	87
R5	62.69	(0.39)	18.36	17.97	—	(7.91)	(7.91)	72.75	30.74	25,000	0.84	0.84	(0.58)	87
R6	64.01	(0.34)	18.79	18.45	—	(7.91)	(7.91)	74.55	30.87	72,428	0.74	0.74	(0.49)	87
Y	63.96	(0.40)	18.76	18.36	—	(7.91)	(7.91)	74.41	30.74	565,204	0.84	0.83	(0.57)	87
F	58.77	(0.31)	17.14	16.83	—	(7.91)	(7.91)	67.69	30.87	1,197,268	0.73	0.73	(0.48)	87
For the Year Ended October 31, 2020
A	$ 39.45	$ (0.30)	$ 18.03	$ 17.73	$ —	$ (2.53)	$ (2.53)	$ 54.65	47.69%	$ 2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
For the Year Ended October 31, 2019
A	$ 45.89	$ (0.25)	$ 4.35	$ 4.10	$ —	$ (10.54)	$ (10.54)	$ 39.45	13.64%	$ 2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
The accompanying notes are an integral part of these financial statements.
93

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund – (continued)
For the Year Ended October 31, 2018
A	$ 46.20	$ (0.29)	$ 3.86	$ 3.57	$ —	$ (3.88)	$ (3.88)	$ 45.89	8.31%	$ 2,013,200	1.11%	1.11%	(0.61)%	122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85	(1.35)	122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84	(0.34)	122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45	(0.95)	122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15	(0.65)	122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86	(0.35)	122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75	(0.26)	122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78	(0.28)	122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75	(0.25)	122
The Hartford Healthcare Fund
For the Year Ended October 31, 2022
A	$ 44.57	$ (0.10)	$ (5.43)	$ (5.53)	$ —	$ (4.37)	$ (4.37)	$ 34.67	(13.39)%	$ 710,176	1.26%	1.26%	(0.27)%	33%
C	32.92	(0.27)	(3.89)	(4.16)	—	(4.37)	(4.37)	24.39	(14.05)	84,595	2.03	2.03	(1.04)	33
I	47.93	(0.00) (5)	(5.88)	(5.88)	—	(4.37)	(4.37)	37.68	(13.16)	329,897	1.00	1.00	(0.01)	33
R3	45.63	(0.23)	(5.57)	(5.80)	—	(4.37)	(4.37)	35.46	(13.70)	24,849	1.61	1.61	(0.62)	33
R4	49.12	(0.13)	(6.03)	(6.16)	—	(4.37)	(4.37)	38.59	(13.44)	16,006	1.30	1.30	(0.31)	33
R5	52.49	(0.01)	(6.48)	(6.49)	—	(4.37)	(4.37)	41.63	(13.18)	10,102	1.01	1.01	(0.02)	33
R6	53.47	(0.02)	(6.55)	(6.57)	—	(4.37)	(4.37)	42.53	(13.08)	55,392	0.90	0.90	(0.05)	33
Y	53.38	0.00 (5)	(6.61)	(6.61)	—	(4.37)	(4.37)	42.40	(13.19)	52,172	1.00	1.00	0.01	33
F	48.18	0.04	(5.92)	(5.88)	—	(4.37)	(4.37)	37.93	(13.09)	34,909	0.90	0.90	0.09	33
For the Year Ended October 31, 2021
A	$ 40.91	$ (0.15)	$ 8.98	$ 8.83	$ —	$ (5.17)	$ (5.17)	$ 44.57	22.88%	$ 883,719	1.25%	1.24%	(0.36)%	51%
C	31.63	(0.36)	6.82	6.46	—	(5.17)	(5.17)	32.92	21.98	134,574	2.01	2.01	(1.12)	51
I	43.53	(0.04)	9.61	9.57	—	(5.17)	(5.17)	47.93	23.23	463,673	0.98	0.98	(0.10)	51
R3	41.90	(0.31)	9.21	8.90	—	(5.17)	(5.17)	45.63	22.46	32,550	1.59	1.59	(0.70)	51
R4	44.63	(0.19)	9.85	9.66	—	(5.17)	(5.17)	49.12	22.83	25,818	1.29	1.29	(0.40)	51
R5	47.24	(0.06)	10.48	10.42	—	(5.17)	(5.17)	52.49	23.21	12,933	1.00	1.00	(0.11)	51
R6	47.99	(0.00) (5)	10.65	10.65	—	(5.17)	(5.17)	53.47	23.33	6,091	0.89	0.89	(0.00) (6)	51
Y	47.95	(0.05)	10.65	10.60	—	(5.17)	(5.17)	53.38	23.24	122,793	0.99	0.98	(0.09)	51
F	43.70	(0.00) (5)	9.65	9.65	—	(5.17)	(5.17)	48.18	23.34	46,477	0.89	0.89	(0.00) (6)	51
For the Year Ended October 31, 2020
A	$ 35.63	$ (0.13)	$ 7.77	$ 7.64	$ —	$ (2.36)	$ (2.36)	$ 40.91	22.17%	$ 746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
The accompanying notes are an integral part of these financial statements.
94

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund – (continued)
For the Year Ended October 31, 2019
A	$ 34.38	$ (0.10)	$ 3.83	$ 3.73	$ —	$ (2.48)	$ (2.48)	$ 35.63	12.02%	$ 666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00 (5)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6 (7)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25 (8)	1,341	0.91 (9)	0.91 (9)	0.06 (9)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
For the Year Ended October 31, 2018
A	$ 34.86	$ (0.14)	$ 1.45	$ 1.31	$ —	$ (1.79)	$ (1.79)	$ 34.38	3.86%	$ 682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27
The Hartford MidCap Fund
For the Year Ended October 31, 2022
A	$ 37.01	$ (0.10)	$ (8.08)	$ (8.18)	$ (0.16)	$ (4.16)	$ (4.32)	$ 24.51	(24.83)%	$ 2,303,790	1.09%	1.09%	(0.35)%	44%
C	22.89	(0.19)	(4.62)	(4.81)	(0.04)	(4.16)	(4.20)	13.88	(25.38)	208,963	1.86	1.86	(1.14)	44
I	38.77	(0.04)	(8.49)	(8.53)	(0.23)	(4.16)	(4.39)	25.85	(24.63)	1,712,201	0.87	0.86	(0.12)	44
R3	41.94	(0.23)	(9.31)	(9.54)	—	(4.16)	(4.16)	28.24	(25.08)	61,073	1.46	1.45	(0.71)	44
R4	44.51	(0.15)	(9.91)	(10.06)	(0.09)	(4.16)	(4.25)	30.20	(24.83)	86,083	1.16	1.14	(0.42)	44
R5	46.54	(0.06)	(10.38)	(10.44)	(0.22)	(4.16)	(4.38)	31.72	(24.62)	93,005	0.86	0.86	(0.15)	44
R6	47.29	(0.03)	(10.55)	(10.58)	(0.28)	(4.16)	(4.44)	32.27	(24.56)	758,617	0.74	0.74	(0.08)	44
Y	47.18	(0.04)	(10.53)	(10.57)	(0.26)	(4.16)	(4.42)	32.19	(24.58)	438,595	0.84	0.79	(0.10)	44
F	39.01	(0.00) (5)	(8.55)	(8.55)	(0.28)	(4.16)	(4.44)	26.02	(24.56)	1,937,017	0.74	0.74	(0.00) (6)	44
For the Year Ended October 31, 2021
A	$ 30.63	$ 0.10	$ 10.24	$ 10.34	$ —	$ (3.96)	$ (3.96)	$ 37.01	35.51%	$ 3,446,674	1.08%	1.08%	0.28%	28%
C	20.34	(0.12)	6.63	6.51	—	(3.96)	(3.96)	22.89	34.49	381,566	1.84	1.84	(0.52)	28
I	31.87	0.20	10.66	10.86	—	(3.96)	(3.96)	38.77	35.79	3,960,713	0.86	0.85	0.53	28
R3	34.38	(0.05)	11.57	11.52	—	(3.96)	(3.96)	41.94	35.03	100,113	1.45	1.45	(0.12)	28
R4	36.18	0.08	12.21	12.29	—	(3.96)	(3.96)	44.51	35.45	189,348	1.15	1.13	0.18	28
R5	37.58	0.23	12.69	12.92	—	(3.96)	(3.96)	46.54	35.84	319,470	0.83	0.83	0.52	28
R6	38.09	0.26	12.90	13.16	—	(3.96)	(3.96)	47.29	36.00	1,659,582	0.74	0.74	0.57	28
Y	38.02	0.24	12.88	13.12	—	(3.96)	(3.96)	47.18	35.96	970,296	0.84	0.77	0.52	28
F	32.00	0.23	10.74	10.97	—	(3.96)	(3.96)	39.01	36.01	2,898,529	0.74	0.74	0.61	28
The accompanying notes are an integral part of these financial statements.
95

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Fund – (continued)
For the Year Ended October 31, 2020
A	$ 30.34	$ (0.08)	$ 2.00	$ 1.92	$ —	$ (1.63)	$ (1.63)	$ 30.63	6.48%	$ 2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00 (5)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00 (6)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
For the Year Ended October 31, 2019
A	$ 30.03	$ (0.09)	$ 3.80	$ 3.71	$ —	$ (3.40)	$ (3.40)	$ 30.34	14.93%	$ 2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00 (5)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
For the Year Ended October 31, 2018
A	$ 30.36	$ (0.12)	$ 1.20	$ 1.08	$ —	$ (1.41)	$ (1.41)	$ 30.03	3.63%	$ 2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37
The Hartford MidCap Value Fund
For the Year Ended October 31, 2022
A	$ 18.14	$ 0.05	$ (0.75)	$ (0.70)	$ (0.01)	$ (1.29)	$ (1.30)	$ 16.14	(4.34)%	$ 368,040	1.16%	1.16%	0.28%	85%
C	14.28	(0.07)	(0.56)	(0.63)	—	(1.29)	(1.29)	12.36	(5.07)	7,041	1.95	1.95	(0.51)	85
I	18.36	0.10	(0.75)	(0.65)	(0.06)	(1.29)	(1.35)	16.36	(4.01)	37,582	0.86	0.86	0.61	85
R3	19.18	(0.01)	(0.78)	(0.79)	—	(1.29)	(1.29)	17.10	(4.58)	6,108	1.49	1.48	(0.04)	85
R4	19.64	0.05	(0.81)	(0.76)	—	(1.29)	(1.29)	17.59	(4.31)	9,121	1.18	1.18	0.26	85
R5	19.97	0.10	(0.82)	(0.72)	(0.05)	(1.29)	(1.34)	17.91	(4.03)	2,020	0.89	0.89	0.55	85
R6 (10)	15.38	0.03	0.96 (11)	0.99	—	—	—	16.37	6.47 (8)	11	0.77 (9)	0.77 (9)	0.50 (9)	85
Y	20.02	0.11	(0.83)	(0.72)	(0.05)	(1.29)	(1.34)	17.96	(4.03)	7,814	0.87	0.87	0.55	85
F	18.37	0.11	(0.75)	(0.64)	(0.07)	(1.29)	(1.36)	16.37	(3.94)	449,385	0.77	0.77	0.68	85
The accompanying notes are an integral part of these financial statements.
96

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund – (continued)
For the Year Ended October 31, 2021
A	$ 12.21	$ (0.00) (5)	$ 5.97	$ 5.97	$ (0.04)	$ —	$ (0.04)	$ 18.14	48.99%	$ 363,955	1.18%	1.18%	0.03%	57%
C	9.66	(0.09)	4.71	4.62	—	—	—	14.28	47.83	8,931	1.96	1.96	(0.73)	57
I	12.36	0.06	6.02	6.08	(0.08)	—	(0.08)	18.36	49.39	25,307	0.85	0.85	0.36	57
R3	12.91	(0.05)	6.32	6.27	—	—	—	19.18	48.57	6,973	1.49	1.49	(0.28)	57
R4	13.21	(0.00) (5)	6.46	6.46	(0.03)	—	(0.03)	19.64	48.99	10,502	1.19	1.19	0.02	57
R5	13.44	0.06	6.56	6.62	(0.09)	—	(0.09)	19.97	49.39	2,142	0.89	0.89	0.31	57
Y	13.47	0.06	6.58	6.64	(0.09)	—	(0.09)	20.02	49.49	15,307	0.88	0.88	0.32	57
F	12.36	0.07	6.04	6.11	(0.10)	—	(0.10)	18.37	49.64	442,227	0.77	0.77	0.43	57
For the Year Ended October 31, 2020
A	$ 14.43	$ 0.07	$ (1.86)	$ (1.79)	$ (0.09)	$ (0.34)	$ (0.43)	$ 12.21	(12.86)%	$ 245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00) (5)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
For the Year Ended October 31, 2019
A	$ 14.54	$ 0.08	$ 1.44	$ 1.52	$ (0.04)	$ (1.59)	$ (1.63)	$ 14.43	12.74%	$ 309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
For the Year Ended October 31, 2018
A	$ 15.62	$ 0.03	$ (0.72)	$ (0.69)	$ —	$ (0.39)	$ (0.39)	$ 14.54	(4.56)%	$ 284,646	1.22%	1.22%	0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97	(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90	0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52	(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22	0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91	0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86	0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80	0.61	49
Hartford Quality Value Fund
For the Year Ended October 31, 2022
A	$ 26.27	$ 0.39	$ (1.41)	$ (1.02)	$ (0.35)	$ (1.25)	$ (1.60)	$ 23.65	(4.19)%	$ 173,358	0.95%	0.94%	1.59%	24%
C	22.22	0.17	(1.20)	(1.03)	(0.15)	(1.25)	(1.40)	19.79	(4.95)	3,439	1.78	1.71	0.82	24
I	25.93	0.46	(1.40)	(0.94)	(0.42)	(1.25)	(1.67)	23.32	(3.92)	30,598	0.65	0.65	1.91	24
R3	26.71	0.34	(1.44)	(1.10)	(0.29)	(1.25)	(1.54)	24.07	(4.41)	939	1.27	1.18	1.35	24
R4	27.02	0.42	(1.46)	(1.04)	(0.37)	(1.25)	(1.62)	24.36	(4.15)	5,111	0.95	0.88	1.67	24
R5	27.30	0.50	(1.48)	(0.98)	(0.43)	(1.25)	(1.68)	24.64	(3.88)	337	0.67	0.63	1.99	24
R6	27.38	0.53	(1.47)	(0.94)	(0.47)	(1.25)	(1.72)	24.72	(3.71)	11,834	0.55	0.46	2.13	24
Y	27.34	0.50	(1.47)	(0.97)	(0.45)	(1.25)	(1.70)	24.67	(3.85)	6,763	0.66	0.57	2.03	24
F	25.84	0.49	(1.39)	(0.90)	(0.47)	(1.25)	(1.72)	23.22	(3.78)	12,495	0.55	0.46	2.07	24
The accompanying notes are an integral part of these financial statements.
97

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Quality Value Fund – (continued)
For the Year Ended October 31, 2021
A	$ 18.61	$ 0.34	$ 7.76	$ 8.10	$ (0.44)	$ —	$ (0.44)	$ 26.27	44.08%	$ 188,344	0.97%	0.94%	1.44%	21%
C	15.78	0.14	6.57	6.71	(0.27)	—	(0.27)	22.22	42.97	3,397	1.80	1.71	0.71	21
I	18.37	0.41	7.65	8.06	(0.50)	—	(0.50)	25.93	44.56	20,153	0.65	0.63	1.73	21
R3	18.92	0.29	7.89	8.18	(0.39)	—	(0.39)	26.71	43.73	1,098	1.27	1.17	1.22	21
R4	19.13	0.37	7.97	8.34	(0.45)	—	(0.45)	27.02	44.20	4,775	0.97	0.88	1.50	21
R5	19.32	0.43	8.06	8.49	(0.51)	—	(0.51)	27.30	44.59	320	0.67	0.62	1.76	21
R6	19.38	0.48	8.06	8.54	(0.54)	—	(0.54)	27.38	44.79	257	0.56	0.46	1.95	21
Y	19.35	0.44	8.07	8.51	(0.52)	—	(0.52)	27.34	44.65	1,753	0.66	0.57	1.74	21
F	18.31	0.45	7.62	8.07	(0.54)	—	(0.54)	25.84	44.84	12,182	0.56	0.46	1.92	21
For the Year Ended October 31, 2020
A	$ 21.11	$ 0.42	$ (1.85)	$ (1.43)	$ (0.48)	$ (0.59)	$ (1.07)	$ 18.61	(7.34)%	$ 140,154	1.03%	0.91%	2.19%	26%
C	18.05	0.23	(1.59)	(1.36)	(0.32)	(0.59)	(0.91)	15.78	(8.09)	3,673	1.82	1.71	1.38	26
I	20.85	0.48	(1.82)	(1.34)	(0.55)	(0.59)	(1.14)	18.37	(7.02)	10,927	0.67	0.56	2.53	26
R3	21.45	0.38	(1.89)	(1.51)	(0.43)	(0.59)	(1.02)	18.92	(7.56)	855	1.29	1.16	1.91	26
R4	21.68	0.44	(1.91)	(1.47)	(0.49)	(0.59)	(1.08)	19.13	(7.34)	3,887	0.98	0.87	2.21	26
R5	21.87	0.50	(1.92)	(1.42)	(0.54)	(0.59)	(1.13)	19.32	(7.05)	220	0.69	0.58	2.53	26
R6	21.93	0.50	(1.89)	(1.39)	(0.57)	(0.59)	(1.16)	19.38	(6.92)	485	0.58	0.46	2.53	26
Y	21.91	0.51	(1.93)	(1.42)	(0.55)	(0.59)	(1.14)	19.35	(7.05)	382	0.68	0.57	2.53	26
F	20.83	0.50	(1.82)	(1.32)	(0.61)	(0.59)	(1.20)	18.31	(6.94)	8,975	0.58	0.46	2.64	26
For the Year Ended October 31, 2019
A	$ 20.00	$ 0.38	$ 1.99	$ 2.37	$ (0.28)	$ (0.98)	$ (1.26)	$ 21.11	13.10%	$ 169,771	1.00%	0.90%	1.95%	23%
C	17.12	0.20	1.71	1.91	—	(0.98)	(0.98)	18.05	12.23	6,834	1.76	1.67	1.21	23
I	19.78	0.45	1.94	2.39	(0.34)	(0.98)	(1.32)	20.85	13.49	12,796	0.65	0.56	2.30	23
R3	20.29	0.34	2.01	2.35	(0.21)	(0.98)	(1.19)	21.45	12.78	1,240	1.27	1.16	1.69	23
R4	20.49	0.40	2.04	2.44	(0.27)	(0.98)	(1.25)	21.68	13.17	6,014	0.95	0.86	1.99	23
R5	20.67	0.47	2.04	2.51	(0.33)	(0.98)	(1.31)	21.87	13.46	230	0.67	0.58	2.33	23
R6	20.74	0.47	2.06	2.53	(0.36)	(0.98)	(1.34)	21.93	13.57	34	0.56	0.46	2.26	23
Y	20.72	0.47	2.05	2.52	(0.35)	(0.98)	(1.33)	21.91	13.50	622	0.64	0.55	2.29	23
F	19.77	0.48	1.92	2.40	(0.36)	(0.98)	(1.34)	20.83	13.58	11,040	0.55	0.46	2.52	23
For the Year Ended October 31, 2018
A	$ 20.49	$ 0.31	$ 0.16	$ 0.47	$ (0.20)	$ (0.76)	$ (0.96)	$ 20.00	2.25%	$ 164,325	1.06%	1.04%	1.52%	85%
C	17.67	0.14	0.15	0.29	(0.08)	(0.76)	(0.84)	17.12	1.53	9,082	1.81	1.79	0.80	85
I	20.25	0.38	0.16	0.54	(0.25)	(0.76)	(1.01)	19.78	2.60	12,974	0.71	0.69	1.87	85
R3	20.70	0.26	0.17	0.43	(0.08)	(0.76)	(0.84)	20.29	2.03	1,075	1.34	1.30	1.26	85
R4	20.95	0.33	0.16	0.49	(0.19)	(0.76)	(0.95)	20.49	2.29	6,014	1.04	1.01	1.55	85
R5	21.13	0.38	0.17	0.55	(0.25)	(0.76)	(1.01)	20.67	2.57	504	0.74	0.72	1.76	85
R6 (12)	20.99	0.28	(0.53) (11)	(0.25)	—	—	—	20.74	(1.19) (8)	10	0.61 (9)	0.59 (9)	1.95 (9)	85
Y	21.19	0.40	0.17	0.57	(0.28)	(0.76)	(1.04)	20.72	2.65	601	0.68	0.66	1.90	85
F	20.26	0.39	0.17	0.56	(0.29)	(0.76)	(1.05)	19.77	2.71	88,336	0.62	0.60	1.94	85
The accompanying notes are an integral part of these financial statements.
98

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2022
A	$ 64.88	$ (0.30)	$ (15.38)	$ (15.68)	$ —	$ (12.13)	$ (12.13)	$ 37.07	(28.75)%	$ 163,293	1.25%	1.24%	(0.72)%	42%
C	41.34	(0.36)	(8.71)	(9.07)	—	(12.13)	(12.13)	20.14	(29.27)	2,197	1.98	1.98	(1.44)	42
I	69.03	(0.17)	(16.56)	(16.73)	—	(12.13)	(12.13)	40.17	(28.50)	66,150	0.89	0.89	(0.36)	42
R3	63.50	(0.41)	(14.97)	(15.38)	—	(12.13)	(12.13)	35.99	(28.93)	6,107	1.52	1.51	(0.99)	42
R4	67.99	(0.31)	(16.25)	(16.56)	—	(12.13)	(12.13)	39.30	(28.72)	11,684	1.21	1.21	(0.69)	42
R5	72.91	(0.20)	(17.64)	(17.84)	—	(12.13)	(12.13)	42.94	(28.51)	20,591	0.91	0.91	(0.39)	42
R6	74.32	(0.14)	(18.06)	(18.20)	—	(12.13)	(12.13)	43.99	(28.44)	57,807	0.80	0.80	(0.28)	42
Y	74.28	(0.17)	(18.04)	(18.21)	—	(12.13)	(12.13)	43.94	(28.47)	145,027	0.91	0.86	(0.34)	42
F	69.43	(0.13)	(16.67)	(16.80)	—	(12.13)	(12.13)	40.50	(28.42)	27,582	0.80	0.80	(0.28)	42
For the Year Ended October 31, 2021
A	$ 51.35	$ (0.42)	$ 18.27	$ 17.85	$ —	$ (4.32)	$ (4.32)	$ 64.88	35.73%	$ 256,061	1.18%	1.18%	(0.67)%	48%
C	34.22	(0.55)	11.99	11.44	—	(4.32)	(4.32)	41.34	34.80	8,102	1.89	1.89	(1.37)	48
I	54.23	(0.22)	19.34	19.12	—	(4.32)	(4.32)	69.03	36.21	120,135	0.83	0.83	(0.33)	48
R3	50.47	(0.59)	17.94	17.35	—	(4.32)	(4.32)	63.50	35.34	8,637	1.48	1.47	(0.97)	48
R4	53.64	(0.42)	19.09	18.67	—	(4.32)	(4.32)	67.99	35.74	21,098	1.17	1.17	(0.64)	48
R5	57.10	(0.25)	20.38	20.13	—	(4.32)	(4.32)	72.91	36.15	86,788	0.87	0.87	(0.36)	48
R6	58.07	(0.18)	20.75	20.57	—	(4.32)	(4.32)	74.32	36.31	84,908	0.76	0.76	(0.25)	48
Y	58.07	(0.22)	20.75	20.53	—	(4.32)	(4.32)	74.28	36.24	268,416	0.87	0.81	(0.31)	48
F	54.48	(0.15)	19.42	19.27	—	(4.32)	(4.32)	69.43	36.32	36,439	0.76	0.76	(0.23)	48
For the Year Ended October 31, 2020
A	$ 45.71	$ (0.28)	$ 6.67	$ 6.39	$ —	$ (0.75)	$ (0.75)	$ 51.35	14.06%	$ 198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
For the Year Ended October 31, 2019
A	$ 55.20	$ (0.21)	$ 2.62	$ 2.41	$ —	$ (11.90)	$ (11.90)	$ 45.71	8.99%	$ 195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	(0.00) (5)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
The accompanying notes are an integral part of these financial statements.
99

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund – (continued)
For the Year Ended October 31, 2018
A	$ 57.24	$ (0.33)	$ 1.03	$ 0.70	$ —	$ (2.74)	$ (2.74)	$ 55.20	1.20%	$ 203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66
Hartford Small Cap Value Fund
For the Year Ended October 31, 2022
A	$ 13.36	$ 0.13	$ (1.22)	$ (1.09)	$ (0.09)	$ (0.78)	$ (0.87)	$ 11.40	(8.86)%	$ 51,422	1.29%	1.28%	1.05%	59%
C	11.48	0.03	(1.04)	(1.01)	—	(0.78)	(0.78)	9.69	(9.54)	1,922	2.10	2.05	0.29	59
I	13.40	0.16	(1.22)	(1.06)	(0.12)	(0.78)	(0.90)	11.44	(8.56)	21,402	0.98	0.98	1.35	59
R3	13.91	0.11	(1.28)	(1.17)	(0.06)	(0.78)	(0.84)	11.90	(9.05)	760	1.57	1.45	0.90	59
R4	14.13	0.16	(1.31)	(1.15)	(0.10)	(0.78)	(0.88)	12.10	(8.79)	42	1.26	1.20	1.29	59
R5	14.10	0.17	(1.27)	(1.10)	(0.14)	(0.78)	(0.92)	12.08	(8.48)	1,756	0.97	0.90	1.36	59
R6	14.10	0.18	(1.28)	(1.10)	(0.15)	(0.78)	(0.93)	12.07	(8.46)	7,821	0.85	0.80	1.48	59
Y	14.07	0.18	(1.28)	(1.10)	(0.14)	(0.78)	(0.92)	12.05	(8.46)	2,887	0.96	0.85	1.53	59
F	13.40	0.19	(1.23)	(1.04)	(0.15)	(0.78)	(0.93)	11.43	(8.46)	38,106	0.85	0.80	1.54	59
For the Year Ended October 31, 2021
A	$ 8.29	$ 0.10	$ 5.06	$ 5.16	$ (0.09)	$ —	$ (0.09)	$ 13.36	62.61%	$ 59,496	1.30%	1.28%	0.78%	60%
C	7.12	(0.00) (5)	4.37	4.37	(0.01)	—	(0.01)	11.48	61.49	3,098	2.09	2.04	0.01	60
I	8.31	0.15	5.06	5.21	(0.12)	—	(0.12)	13.40	63.20	32,905	0.97	0.96	1.12	60
R3	8.62	0.09	5.27	5.36	(0.07)	—	(0.07)	13.91	62.45	931	1.56	1.39	0.69	60
R4	8.76	0.12	5.35	5.47	(0.10)	—	(0.10)	14.13	62.83	53	1.26	1.20	0.88	60
R5	8.74	0.15	5.34	5.49	(0.13)	—	(0.13)	14.10	63.34	24	0.96	0.90	1.12	60
R6	8.74	0.16	5.35	5.51	(0.15)	—	(0.15)	14.10	63.49	1,508	0.85	0.80	1.24	60
Y	8.73	0.17	5.31	5.48	(0.14)	—	(0.14)	14.07	63.26	1,947	0.95	0.85	1.22	60
F	8.31	0.16	5.08	5.24	(0.15)	—	(0.15)	13.40	63.53	76,702	0.84	0.80	1.26	60
For the Year Ended October 31, 2020
A	$ 10.35	$ 0.09	$ (1.49)	$ (1.40)	$ (0.08)	$ (0.58)	$ (0.66)	$ 8.29	(14.57)%	$ 32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(0.00) (5)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
The accompanying notes are an integral part of these financial statements.
100

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund – (continued)
For the Year Ended October 31, 2019
A	$ 13.65	$ 0.10	$ (0.04)	$ 0.06	$ (0.03)	$ (3.33)	$ (3.36)	$ 10.35	3.46%	$ 47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
For the Year Ended October 31, 2018
A	$ 14.13	$ 0.04	$ 0.10	$ 0.14	$ (0.02)	$ (0.60)	$ (0.62)	$ 13.65	1.00%	$ 52,406	1.35%	1.29%	0.28%	68%
C	12.91	(0.06)	0.10	0.04	—	(0.60)	(0.60)	12.35	0.27	6,444	2.13	2.04	(0.44)	68
I	14.15	0.09	0.10	0.19	(0.06)	(0.60)	(0.66)	13.68	1.33	3,756	1.02	0.95	0.62	68
R3	14.50	0.03	0.09	0.12	—	(0.60)	(0.60)	14.02	0.82	529	1.62	1.43	0.18	68
R4	14.61	0.06	0.10	0.16	(0.01)	(0.60)	(0.61)	14.16	1.07	48	1.32	1.20	0.41	68
R5	14.63	0.10	0.10	0.20	(0.07)	(0.60)	(0.67)	14.16	1.39	36	1.02	0.90	0.71	68
R6 (12)	13.99	0.05	0.11	0.16	—	—	—	14.15	1.14 (8)	10	0.91 (9)	0.84 (9)	0.47 (9)	68
Y	14.66	0.11	0.10	0.21	(0.12)	(0.60)	(0.72)	14.15	1.42	646	0.96	0.85	0.74	68
F	14.16	0.11	0.09	0.20	(0.08)	(0.60)	(0.68)	13.68	1.42	38,087	0.90	0.84	0.80	68
The Hartford Small Company Fund
For the Year Ended October 31, 2022
A	$ 30.24	$ (0.13)	$ (7.28)	$ (7.41)	$ —	$ (6.53)	$ (6.53)	$ 16.30	(30.20)%	$ 319,971	1.27%	1.26%	(0.69)%	90%
C	17.65	(0.14)	(3.53)	(3.67)	—	(6.53)	(6.53)	7.45	(30.76)	4,678	2.10	2.10	(1.54)	90
I	32.69	(0.09)	(8.01)	(8.10)	—	(6.53)	(6.53)	18.06	(30.01)	31,819	0.99	0.99	(0.42)	90
R3	33.41	(0.22)	(8.21)	(8.43)	—	(6.53)	(6.53)	18.45	(30.43)	10,250	1.59	1.59	(1.01)	90
R4	36.39	(0.17)	(9.10)	(9.27)	—	(6.53)	(6.53)	20.59	(30.21)	9,040	1.29	1.29	(0.72)	90
R5	39.26	(0.11)	(9.96)	(10.07)	—	(6.53)	(6.53)	22.66	(30.01)	4,603	0.99	0.99	(0.41)	90
R6	40.33	(0.07)	(10.29)	(10.36)	—	(6.53)	(6.53)	23.44	(29.92)	6,580	0.87	0.87	(0.27)	90
Y	40.25	(0.10)	(10.28)	(10.38)	—	(6.53)	(6.53)	23.34	(30.05)	39,131	0.95	0.95	(0.36)	90
F	32.96	(0.06)	(8.10)	(8.16)	—	(6.53)	(6.53)	18.27	(29.93)	239,580	0.87	0.87	(0.29)	90
For the Year Ended October 31, 2021
A	$ 25.50	$ (0.30)	$ 7.82	$ 7.52	$ —	$ (2.78)	$ (2.78)	$ 30.24	30.50%	$ 502,923	1.23%	1.22%	(1.02)%	123%
C	15.97	(0.33)	4.79	4.46	—	(2.78)	(2.78)	17.65	29.39	9,324	2.05	2.05	(1.85)	123
I	27.31	(0.25)	8.41	8.16	—	(2.78)	(2.78)	32.69	30.84	59,421	0.95	0.95	(0.77)	123
R3	28.02	(0.45)	8.62	8.17	—	(2.78)	(2.78)	33.41	30.04	15,527	1.57	1.57	(1.37)	123
R4	30.22	(0.38)	9.33	8.95	—	(2.78)	(2.78)	36.39	30.46	15,320	1.26	1.26	(1.06)	123
R5	32.33	(0.30)	10.01	9.71	—	(2.78)	(2.78)	39.26	30.85	6,782	0.97	0.97	(0.78)	123
R6	33.12	(0.28)	10.27	9.99	—	(2.78)	(2.78)	40.33	30.97	5,954	0.85	0.85	(0.69)	123
Y	33.07	(0.29)	10.25	9.96	—	(2.78)	(2.78)	40.25	30.92	45,590	0.91	0.91	(0.72)	123
F	27.49	(0.21)	8.46	8.25	—	(2.78)	(2.78)	32.96	30.98	333,061	0.85	0.85	(0.65)	123
The accompanying notes are an integral part of these financial statements.
101

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund – (continued)
For the Year Ended October 31, 2020
A	$ 20.35	$ (0.14)	$ 6.57	$ 6.43	$ —	$ (1.28)	$ (1.28)	$ 25.50	33.21%	$ 389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
For the Year Ended October 31, 2019
A	$ 22.20	$ (0.13)	$ 2.28	$ 2.15	$ —	$ (4.00)	$ (4.00)	$ 20.35	14.08%	$ 311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91
For the Year Ended October 31, 2018
A	$ 20.34	$ (0.20)	$ 2.06	$ 1.86	$ —	$ —	$ —	$ 22.20	9.20%	$ 283,912	1.34%	1.33%	(0.87)%	104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34	11,729	2.12	2.10	(1.64)	104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45	28,540	1.07	1.05	(0.60)	104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92	16,386	1.63	1.55	(1.09)	104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25	15,295	1.32	1.25	(0.79)	104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58	2,678	1.03	0.95	(0.51)	104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66	144	0.91	0.90	(0.42)	104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66	35,351	0.92	0.90	(0.44)	104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63	115,365	0.91	0.90	(0.45)	104

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	The “Net Realized and Unrealized Gain (Loss) on Investments” and “Total from Net Investment Income” for Classes I, R4 and R5 shares have been updated since the October 31, 2021 Annual Report to reflect a non-material change of $0.01 to these amounts.
(5)	Amount is less than $0.01 per share.
(6)	Amount is less than 0.01%.
(7)	Commenced operations on February 28, 2019.
(8)	Not annualized.
(9)	Annualized.
(10)	Commenced operations on June 22, 2022.
(11)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(12)	Commenced operations on February 28, 2018.
The accompanying notes are an integral part of these financial statements.
102

Hartford Domestic Equity Funds
 Notes to Financial Statements
 October 31, 2022

1.	Organization:
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company" and collectively, the "Companies") are each an open-end registered management investment company comprised of thirty-seven and sixteen series, respectively, as of October 31, 2022. Financial statements for the series of each Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Capital Appreciation Fund (the "Capital Appreciation Fund")
Hartford Core Equity Fund (the "Core Equity Fund")
The Hartford Dividend and Growth Fund (the "Dividend and Growth Fund")
The Hartford Equity Income Fund (the "Equity Income Fund")
The Hartford Healthcare Fund (the "Healthcare Fund")
The Hartford MidCap Fund (the "MidCap Fund")
The Hartford MidCap Value Fund (the "MidCap Value Fund")
Hartford Small Cap Value Fund (the "Small Cap Value Fund")
The Hartford Small Company Fund (the "Small Company Fund")

The Hartford Mutual Funds II, Inc.:
The Hartford Growth Opportunities Fund (the "Growth Opportunities Fund")
Hartford Quality Value Fund (the "Quality Value Fund")
The Hartford Small Cap Growth Fund (the "Small Cap Growth Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services.
103

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, each Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order
104

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
105

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2022.
4.	Financial Derivative Instruments:
The following disclosures contain information on the derivative instruments used by a Fund during the period, the credit-risk-related contingent features in certain derivative instruments, and how such derivative instruments affect the financial position and results of operations of the applicable Fund. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2022, the Capital Appreciation Fund had used futures contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts
106

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2022, the Healthcare Fund had used Foreign Currency Contracts.
c)	Additional Derivative Instrument Information:
Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 3,889,068	$ —	$ 3,889,068
Total	$ —	$ —	$ —	$ 3,889,068	$ —	$ 3,889,068

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (36,942,270)	$ —	$ (36,942,270)
Total	$ —	$ —	$ —	$ (36,942,270)	$ —	$ (36,942,270)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (10,490,121)	$ —	$ (10,490,121)
Total	$ —	$ —	$ —	$ (10,490,121)	$ —	$ (10,490,121)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	444
Healthcare Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$ —	$ (123)	$ —	$ —	$ —	$ (123)
Total	$ —	$ (123)	$ —	$ —	$ —	$ (123)
107

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Healthcare Fund – (continued)

For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$ 22,792
d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2022:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (3,889,068)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,889,068)
Derivatives not subject to a MNA	—	3,889,068
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and
108

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2022 and October 31, 2021 are as follows:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$ 279,895,853	$ 808,081,425	$ 29,401,051	$ 326,546,682
Core Equity Fund	128,007,129	276,790,106	70,885,946	—
Dividend and Growth Fund	237,541,713	650,717,744	154,554,069	214,857,817
Equity Income Fund	107,328,916	327,758,324	75,881,176	42,135,878
Growth Opportunities Fund	625,141,034	929,985,392	361,398,386	579,604,617
Healthcare Fund	8,784,435	157,643,753	27,136,342	157,201,491
MidCap Fund	82,760,021	1,452,281,687	—	1,544,551,438
MidCap Value Fund	23,089,873	40,847,490	3,497,022	—
Quality Value Fund	3,291,556	11,024,502	4,003,206	—
Small Cap Growth Fund	—	150,799,914	14,305,053	46,613,265
Small Cap Value Fund	6,584,761	5,364,408	1,100,001	—
Small Company Fund	50,480,239	153,792,580	37,854,022	38,852,079

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
109

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

As of October 31, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$ 15,126,866	$ 305,332,005	$ —	$ 275,828,059	$ 596,286,930
Core Equity Fund	85,375,175	263,608,899	—	2,577,810,164	2,926,794,238
Dividend and Growth Fund	84,331,092	654,558,850	—	3,717,686,509	4,456,576,451
Equity Income Fund	14,368,872	497,983,403	—	977,898,634	1,490,250,909
Growth Opportunities Fund	—	—	(624,923,076)	(439,409,646)	(1,064,332,722)
Healthcare Fund	—	13,370,314	(2,429,134)	202,365,709	213,306,889
MidCap Fund	—	639,356,531	(15,748,050)	740,058,749	1,363,667,230
MidCap Value Fund	3,954,072	85,431,628	—	68,600,879	157,986,579
Quality Value Fund	3,960,355	11,588,415	—	34,036,629	49,585,399
Small Cap Growth Fund	—	—	(33,352,947)	79,147,694	45,794,747
Small Cap Value Fund	1,580,866	9,135,933	—	(504,682)	10,212,117
Small Company Fund	—	—	(123,629,269)	6,760,695	(116,868,574)

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are the result of permanent differences between U.S. GAAP and tax accounting for such items as earnings and profits distributed to shareholders on the redemption of shares, net operating loss, and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$ 4,829,311	$ (4,829,311)
Equity Income Fund	34,715,897	(34,715,897)
Growth Opportunities Fund	(11,053,137)	11,053,137
Healthcare Fund	(405,037)	405,037
MidCap Fund	74,037,960	(74,037,960)
MidCap Value Fund	5,194,002	(5,194,002)
Small Cap Growth Fund	(244,068)	244,068
Small Cap Value Fund	768,576	(768,576)
Small Company Fund	(1,177,238)	1,177,238
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Growth Opportunities Fund	$ 595,028,032	$ —
Small Cap Growth Fund	30,958,156	—
Small Company Fund	120,498,544	—
The Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund and Small Cap Value Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2022.
During the year ended October 31, 2022 Growth Opportunities Fund deferred $29,895,044, Healthcare Fund deferred $2,429,134, MidCap Fund deferred $15,748,050, Small Cap Growth Fund deferred $2,394,791 and Small Company Fund deferred $3,130,725 late year ordinary losses.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2022 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark to market adjustments, partnerships
110

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Appreciation Fund	$ 5,400,282,629	$ 785,311,585	$ (509,365,740)	$ 275,945,845
Core Equity Fund	7,066,938,069	2,963,528,534	(385,718,370)	2,577,810,164
Dividend and Growth Fund	11,826,015,556	4,205,126,681	(487,440,172)	3,717,686,509
Equity Income Fund	4,094,909,090	1,117,062,645	(139,083,430)	977,979,215
Growth Opportunities Fund	4,651,886,885	300,654,462	(740,064,108)	(439,409,646)
Healthcare Fund	1,111,749,502	370,297,443	(167,909,971)	202,387,472
MidCap Fund	7,050,909,177	1,555,302,586	(815,243,837)	740,058,749
MidCap Value Fund	816,041,288	127,699,894	(59,099,015)	68,600,879
Quality Value Fund	209,315,382	45,396,213	(11,359,584)	34,036,629
Small Cap Growth Fund	423,810,273	114,360,105	(35,212,411)	79,147,694
Small Cap Value Fund	126,602,366	15,469,770	(15,974,452)	(504,682)
Small Company Fund	656,366,792	81,469,282	(74,708,587)	6,760,695
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of October 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion
Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
111

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Fund	Management Fee Rates
Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion
Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion
MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion
Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
112

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2022, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), through February 28, 2023 (unless the applicable Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2022, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.04%	1.83%	0.78%	1.41%	1.10%	0.80%	0.70%	0.80%	0.69%
Core Equity Fund	0.70%	1.45%	0.46%	1.07%	0.73%	0.46%	0.36%	0.44%	0.36%
Dividend and Growth Fund	0.96%	1.74%	0.72%	1.34%	1.04%	0.73%	0.63%	0.68%	0.63%
Equity Income Fund	0.97%	1.74%	0.74%	1.35%	1.06%	0.75%	0.65%	0.73%	0.64%
Growth Opportunities Fund	1.08%	1.85%	0.83%	1.44%	1.14%	0.85%	0.74%	0.83%	0.73%
Healthcare Fund	1.26%	2.03%	1.00%	1.61%	1.30%	1.01%	0.90%	1.00%	0.90%
MidCap Fund	1.09%	1.86%	0.86%	1.45%	1.14%	0.85%	0.74%	0.79%	0.74%
MidCap Value Fund	1.16%	1.95%	0.86%	1.48%	1.18%	0.88%	0.77%	0.87%	0.77%
Quality Value Fund	0.94%	1.71%	0.65%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Growth Fund	1.24%	1.97%	0.89%	1.51%	1.21%	0.91%	0.80%	0.86%	0.80%
Small Cap Value Fund	1.28%	2.05%	0.98%	1.44%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.26%	2.10%	0.98%	1.58%	1.28%	0.98%	0.87%	0.95%	0.87%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2022, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$ 1,336,334	$ 9,389
Core Equity Fund	2,110,859	47,294
Dividend and Growth Fund	4,212,252	71,242
Equity Income Fund	1,431,620	18,638
Growth Opportunities Fund	1,754,992	44,158
Healthcare Fund	456,553	5,740
MidCap Fund	1,348,830	16,004
MidCap Value Fund	502,787	3,277
Quality Value Fund	111,711	3,098
Small Cap Growth Fund	51,469	373
Small Cap Value Fund	43,739	589
Small Company Fund	359,633	3,310
The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities.
113

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable share class of the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2022, a portion of each Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$ 14,432
Core Equity Fund	24,365
Dividend and Growth Fund	35,274
Equity Income Fund	11,190
Growth Opportunities Fund	11,626
Healthcare Fund	3,233
MidCap Fund	21,283
MidCap Value Fund	2,039
Quality Value Fund	550
Small Cap Growth Fund	1,317
Small Cap Value Fund	314
Small Company Fund	1,563
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. ("DST") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2023, unless the Board of Directors approves its earlier termination.
Fund	Class I	Class Y
Dividend and Growth Fund	N/A	0.06%
MidCap Fund	0.12%	0.06%
Small Cap Growth Fund	N/A	0.07%
114

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

From November 1, 2021 through February 28, 2022, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class I	Class Y
Core Equity Fund	N/A	0.06%
Dividend and Growth Fund	N/A	0.04%
MidCap Fund	0.12%	0.04%
Small Cap Growth Fund	N/A	0.07%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2022, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.11%	0.14%	0.09%	0.22%	0.16%	0.10%	0.00% *	0.11%	0.00% *
Core Equity Fund	0.09%	0.09%	0.10%	0.22%	0.15%	0.10%	0.00% *	0.08%	0.00% *
Dividend and Growth Fund	0.09%	0.11%	0.09%	0.22%	0.16%	0.11%	0.00% *	0.05%	0.00% *
Equity Income Fund	0.08%	0.10%	0.10%	0.21%	0.17%	0.11%	0.00% *	0.09%	0.00% *
Growth Opportunities Fund	0.10%	0.12%	0.10%	0.21%	0.15%	0.11%	0.00% *	0.10%	0.00% *
Healthcare Fund	0.12%	0.14%	0.10%	0.22%	0.16%	0.12%	0.00% *	0.11%	0.00% *
MidCap Fund	0.11%	0.12%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.05%	0.00% *
MidCap Value Fund	0.15%	0.18%	0.09%	0.22%	0.17%	0.12%	0.00%	0.11%	0.00% *
Quality Value Fund	0.15%	0.23%	0.10%	0.22%	0.16%	0.12%	0.00% *	0.11%	0.00% *
Small Cap Growth Fund	0.20%	0.18%	0.09%	0.22%	0.16%	0.11%	0.00% *	0.07%	0.00% *
Small Cap Value Fund	0.19%	0.25%	0.14%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Small Company Fund	0.15%	0.23%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.08%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
Each Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
115

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Capital Appreciation Fund	$ 16,267,500	$ 16,628,793	$ —
Core Equity Fund	—	—	—
Dividend and Growth Fund	—	—	—
Equity Income Fund	60,047,216	60,202,236	1,077,732
Growth Opportunities Fund	24,720,680	24,251,300	—
Healthcare Fund	6,393,818	6,761,768	2,454
MidCap Fund	179,370,461	182,356,313	3,929,094
MidCap Value Fund	—	—	—
Quality Value Fund	—	—	—
Small Cap Growth Fund	2,045,606	2,171,213	—
Small Cap Value Fund	—	—	—
Small Company Fund	—	—	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliated Security Transactions:
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an "affiliate" of the Fund. As of and during the year ended October 31, 2022, the MidCap Fund and Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below.
A summary of affiliated security transactions for the year ended October 31, 2022 follows:

Affiliated Investments	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Return of Capital	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
MidCap Fund
CommScope Holding Co., Inc.*	$ 109,463,815	$ 16,372,504	$ 80,856,839	$ (16,122,473)	$ —	$ 7,962,586	$ 36,819,593	2,780,936	$ —	$ —
Shift4 Payments, Inc.	105,294,843	68,226,031	27,502,306	(9,968,362)	—	(14,663,111)	121,387,095	2,640,572	—	—
Total	$ 214,758,658	$ 84,598,535	$ 108,359,145	$ (26,090,835)	$ —	$ (6,700,525)	$ 158,206,688	5,421,508	$ —	$ —
Small Company Fund
Allstar Co.(1),*	$ —	$ —	$ 8,505	$ 8,505	$ —	$ —	$ —	—	$ —	$ —

*	Not an affiliate as of October 31, 2022.
(1)	Allstar Co. is a Delaware limited liability company that was created for the purpose of investing in Academy Sports & Outdoors, Inc. As a result of the Fund's holdings in Allstar Co., the Fund previously had indirect exposure to Academy Sports & Outdoors, Inc.; however, the Fund does not have direct or indirect exposure to 5% or more of the outstanding voting securities of Academy Sports & Outdoors, Inc.
10.	Affiliate Holdings:
As of October 31, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	—	—	—	—	—	1%	—	—	—

116

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	—	—	—	—	—	0% *	—	—	—

*	Percentage rounds to zero.
As of October 31, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	3%
Dividend and Growth Fund	5%
Equity Income Fund	3%
Growth Opportunities Fund	3%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	5%
Small Cap Value Fund	22%
Small Company Fund	6%

*	As of October 31, 2022, affiliated funds of funds and the 529 plan were invested in Class F shares.
11.	Investment Transactions:
For the year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$ 5,296,191,977	$ 5,955,268,312	$ 5,296,191,977	$ 5,955,268,312
Core Equity Fund	1,673,194,405	2,586,095,622	1,673,194,405	2,586,095,622
Dividend and Growth Fund	4,967,465,962	2,720,051,221	4,967,465,962	2,720,051,221
Equity Income Fund	2,169,059,875	2,021,769,836	2,169,059,875	2,021,769,836
Growth Opportunities Fund	5,368,485,443	6,276,514,006	5,368,485,443	6,276,514,006
Healthcare Fund	475,349,445	662,942,717	475,349,445	662,942,717
MidCap Fund	4,478,325,532	7,783,658,012	4,478,325,532	7,783,658,012
MidCap Value Fund	795,727,291	746,469,346	795,727,291	746,469,346
Quality Value Fund	85,068,158	56,602,987	85,068,158	56,602,987
Small Cap Growth Fund	265,194,385	421,002,105	265,194,385	421,002,105
Small Cap Value Fund	85,958,762	121,908,994	85,958,762	121,908,994
Small Company Fund	667,697,509	719,383,108	667,697,509	719,383,108
12.	Capital Share Transactions:
The following information is for the years ended October 31, 2022 and October 31, 2021:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	3,057,113	$ 117,912,718	3,367,409	$ 153,139,085
Shares Issued for Reinvested Dividends	18,530,282	773,952,122	5,909,766	249,118,669
Shares Redeemed	(15,671,864)	(597,749,344)	(13,459,956)	(610,878,988)
Net Increase (Decrease)	5,915,531	294,115,496	(4,182,781)	(208,621,234)
117

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares Sold	355,100	$ 8,956,718	420,030	$ 13,300,659
Shares Issued for Reinvested Dividends	1,058,069	28,641,921	423,362	12,493,414
Shares Redeemed	(1,826,007)	(45,470,387)	(2,943,150)	(94,205,765)
Net Increase (Decrease)	(412,838)	(7,871,748)	(2,099,758)	(68,411,692)
Class I
Shares Sold	1,548,525	$ 60,994,842	1,763,794	$ 80,348,270
Shares Issued for Reinvested Dividends	2,140,817	90,255,338	692,879	29,440,161
Shares Redeemed	(3,597,389)	(137,417,555)	(2,913,758)	(132,549,967)
Net Increase (Decrease)	91,953	13,832,625	(457,085)	(22,761,536)
Class R3
Shares Sold	59,892	$ 2,569,258	81,697	$ 4,139,188
Shares Issued for Reinvested Dividends	114,302	5,487,633	40,201	1,911,571
Shares Redeemed	(231,286)	(10,043,979)	(289,780)	(14,863,615)
Net Increase (Decrease)	(57,092)	(1,987,088)	(167,882)	(8,812,856)
Class R4
Shares Sold	66,901	$ 3,145,575	75,708	$ 4,029,701
Shares Issued for Reinvested Dividends	85,515	4,313,361	28,656	1,422,120
Shares Redeemed	(143,629)	(6,568,277)	(195,566)	(10,231,712)
Net Increase (Decrease)	8,787	890,659	(91,202)	(4,779,891)
Class R5
Shares Sold	49,168	$ 2,317,024	38,655	$ 2,086,665
Shares Issued for Reinvested Dividends	80,863	4,194,444	31,983	1,626,764
Shares Redeemed	(98,330)	(4,824,329)	(196,018)	(10,767,188)
Net Increase (Decrease)	31,701	1,687,139	(125,380)	(7,053,759)
Class R6
Shares Sold	342,359	$ 19,376,487	101,705	$ 5,729,396
Shares Issued for Reinvested Dividends	81,637	4,271,968	11,975	613,867
Shares Redeemed	(109,087)	(5,049,188)	(60,680)	(3,346,501)
Net Increase (Decrease)	314,909	18,599,267	53,000	2,996,762
Class Y
Shares Sold	112,377	$ 5,423,166	418,089	$ 23,154,624
Shares Issued for Reinvested Dividends	274,840	14,360,979	97,100	4,973,187
Shares Redeemed	(729,211)	(33,928,608)	(683,536)	(37,544,012)
Net Increase (Decrease)	(341,994)	(14,144,463)	(168,347)	(9,416,201)
Class F
Shares Sold	2,468,140	$ 90,526,856	1,156,081	$ 52,681,033
Shares Issued for Reinvested Dividends	3,014,822	127,144,725	996,586	42,357,183
Shares Redeemed	(3,637,998)	(136,977,274)	(2,759,017)	(125,550,739)
Net Increase (Decrease)	1,844,964	80,694,307	(606,350)	(30,512,523)
Total Net Increase (Decrease)	7,395,921	$ 385,816,194	(7,845,785)	$ (357,372,930)
Core Equity Fund
Class A
Shares Sold	6,383,267	$ 283,671,328	8,048,194	$ 349,552,465
Shares Issued for Reinvested Dividends	1,003,255	49,317,221	170,767	6,957,062
Shares Redeemed	(5,353,972)	(234,304,903)	(5,854,509)	(256,534,349)
Net Increase (Decrease)	2,032,550	98,683,646	2,364,452	99,975,178
Class C
Shares Sold	1,253,604	$ 50,867,962	2,433,951	$ 95,569,941
Shares Issued for Reinvested Dividends	349,431	15,420,372	—	—
Shares Redeemed	(2,781,070)	(109,599,804)	(2,963,058)	(117,542,554)
Net Increase (Decrease)	(1,178,035)	(43,311,470)	(529,107)	(21,972,613)
Class I
Shares Sold	25,138,210	$ 1,118,094,707	38,606,478	$ 1,683,147,371
Shares Issued for Reinvested Dividends	2,850,367	140,716,905	587,802	23,982,316
Shares Redeemed	(35,726,873)	(1,550,849,816)	(25,621,499)	(1,138,977,250)
Net Increase (Decrease)	(7,738,296)	(292,038,204)	13,572,781	568,152,437
118

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	298,269	$ 13,926,237	430,551	$ 19,338,433
Shares Issued for Reinvested Dividends	37,639	1,871,542	3,454	143,013
Shares Redeemed	(436,719)	(19,025,180)	(280,505)	(12,331,610)
Net Increase (Decrease)	(100,811)	(3,227,401)	153,500	7,149,836
Class R4
Shares Sold	463,087	$ 21,372,285	1,346,774	$ 61,759,473
Shares Issued for Reinvested Dividends	132,063	6,705,623	22,870	962,136
Shares Redeemed	(1,508,324)	(69,293,943)	(1,230,844)	(56,219,106)
Net Increase (Decrease)	(913,174)	(41,216,035)	138,800	6,502,503
Class R5
Shares Sold	523,441	$ 23,343,337	719,073	$ 31,981,033
Shares Issued for Reinvested Dividends	118,899	5,918,731	30,689	1,262,537
Shares Redeemed	(1,556,355)	(67,139,669)	(1,428,140)	(63,174,300)
Net Increase (Decrease)	(914,015)	(37,877,601)	(678,378)	(29,930,730)
Class R6
Shares Sold	8,959,950	$ 396,301,671	5,638,764	$ 249,691,246
Shares Issued for Reinvested Dividends	647,642	32,411,972	161,700	6,679,826
Shares Redeemed	(4,637,927)	(204,136,867)	(5,359,583)	(240,460,323)
Net Increase (Decrease)	4,969,665	224,576,776	440,881	15,910,749
Class Y
Shares Sold	2,164,398	$ 98,845,545	4,083,890	$ 178,723,495
Shares Issued for Reinvested Dividends	561,625	28,081,046	139,865	5,777,841
Shares Redeemed	(7,849,800)	(348,528,440)	(4,487,602)	(204,115,939)
Net Increase (Decrease)	(5,123,777)	(221,601,849)	(263,847)	(19,614,603)
Class F
Shares Sold	13,239,963	$ 592,067,299	20,968,799	$ 922,349,213
Shares Issued for Reinvested Dividends	2,148,216	106,209,029	532,223	21,725,333
Shares Redeemed	(23,465,248)	(1,021,206,791)	(18,994,470)	(837,983,756)
Net Increase (Decrease)	(8,077,069)	(322,930,463)	2,506,552	106,090,790
Total Net Increase (Decrease)	(17,042,962)	$ (638,942,601)	17,705,634	$ 732,263,547
Dividend and Growth Fund
Class A
Shares Sold	14,259,336	$ 456,511,173	11,151,010	$ 344,976,720
Shares Issued for Reinvested Dividends	8,032,629	265,324,992	4,336,771	122,673,579
Shares Redeemed	(15,308,574)	(488,931,973)	(17,131,999)	(519,287,515)
Net Increase (Decrease)	6,983,391	232,904,192	(1,644,218)	(51,637,216)
Class C
Shares Sold	2,645,502	$ 81,671,576	1,419,508	$ 42,204,089
Shares Issued for Reinvested Dividends	274,652	8,737,329	145,715	3,852,604
Shares Redeemed	(1,631,982)	(49,532,829)	(2,354,366)	(69,029,852)
Net Increase (Decrease)	1,288,172	40,876,076	(789,143)	(22,973,159)
Class I
Shares Sold	64,363,688	$ 2,058,872,583	36,793,322	$ 1,137,090,014
Shares Issued for Reinvested Dividends	5,907,158	193,113,163	2,425,264	69,068,594
Shares Redeemed	(34,946,220)	(1,107,019,682)	(15,783,459)	(477,606,650)
Net Increase (Decrease)	35,324,626	1,144,966,064	23,435,127	728,551,958
Class R3
Shares Sold	348,672	$ 11,370,145	324,177	$ 10,228,653
Shares Issued for Reinvested Dividends	100,882	3,401,827	59,719	1,695,081
Shares Redeemed	(600,236)	(19,626,369)	(687,387)	(21,558,216)
Net Increase (Decrease)	(150,682)	(4,854,397)	(303,491)	(9,634,482)
Class R4
Shares Sold	796,252	$ 26,395,247	676,475	$ 21,736,412
Shares Issued for Reinvested Dividends	138,647	4,701,649	75,716	2,188,661
Shares Redeemed	(957,878)	(31,739,116)	(1,035,619)	(31,590,923)
Net Increase (Decrease)	(22,979)	(642,220)	(283,428)	(7,665,850)
119

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	2,795,712	$ 92,959,983	2,526,093	$ 79,438,301
Shares Issued for Reinvested Dividends	205,078	6,984,131	96,696	2,843,393
Shares Redeemed	(3,084,827)	(100,834,486)	(2,227,663)	(69,728,112)
Net Increase (Decrease)	(84,037)	(890,372)	395,126	12,553,582
Class R6
Shares Sold	9,755,875	$ 319,701,277	7,406,904	$ 227,713,097
Shares Issued for Reinvested Dividends	842,357	28,512,706	297,938	8,855,913
Shares Redeemed	(3,734,079)	(121,605,554)	(2,250,013)	(70,681,330)
Net Increase (Decrease)	6,864,153	226,608,429	5,454,829	165,887,680
Class Y
Shares Sold	7,239,847	$ 242,709,191	20,130,737	$ 637,738,953
Shares Issued for Reinvested Dividends	1,560,840	53,170,181	944,058	27,654,509
Shares Redeemed	(12,313,080)	(406,017,012)	(24,259,929)	(783,606,689)
Net Increase (Decrease)	(3,512,393)	(110,137,640)	(3,185,134)	(118,213,227)
Class F
Shares Sold	67,501,996	$ 2,121,346,990	49,096,886	$ 1,528,459,592
Shares Issued for Reinvested Dividends	8,634,393	282,063,480	4,082,716	115,917,711
Shares Redeemed	(35,875,105)	(1,115,006,438)	(27,500,734)	(840,425,971)
Net Increase (Decrease)	40,261,284	1,288,404,032	25,678,868	803,951,332
Total Net Increase (Decrease)	86,951,535	$ 2,817,234,164	48,758,536	$ 1,500,820,618
Equity Income Fund
Class A
Shares Sold	9,596,803	$ 211,409,984	8,289,761	$ 180,610,904
Shares Issued for Reinvested Dividends	7,158,278	159,263,758	1,960,721	40,766,669
Shares Redeemed	(8,968,077)	(198,976,567)	(9,871,460)	(212,979,569)
Net Increase (Decrease)	7,787,004	171,697,175	379,022	8,398,004
Class C
Shares Sold	1,379,177	$ 30,309,524	649,197	$ 14,115,367
Shares Issued for Reinvested Dividends	549,220	12,167,905	180,050	3,621,924
Shares Redeemed	(2,613,220)	(57,727,994)	(4,975,576)	(107,730,675)
Net Increase (Decrease)	(684,823)	(15,250,565)	(4,146,329)	(89,993,384)
Class I
Shares Sold	23,824,979	$ 520,404,729	13,408,859	$ 286,986,093
Shares Issued for Reinvested Dividends	5,346,702	117,953,687	1,520,952	31,538,766
Shares Redeemed	(15,236,956)	(332,668,191)	(13,573,736)	(290,903,554)
Net Increase (Decrease)	13,934,725	305,690,225	1,356,075	27,621,305
Class R3
Shares Sold	241,885	$ 5,341,375	178,866	$ 3,905,700
Shares Issued for Reinvested Dividends	122,508	2,733,840	37,851	778,951
Shares Redeemed	(471,052)	(10,531,386)	(622,158)	(13,765,852)
Net Increase (Decrease)	(106,659)	(2,456,171)	(405,441)	(9,081,201)
Class R4
Shares Sold	320,134	$ 7,147,306	409,910	$ 8,975,208
Shares Issued for Reinvested Dividends	134,864	3,014,807	41,162	854,303
Shares Redeemed	(752,816)	(17,082,777)	(714,299)	(15,093,697)
Net Increase (Decrease)	(297,818)	(6,920,664)	(263,227)	(5,264,186)
Class R5
Shares Sold	713,292	$ 16,015,545	1,641,838	$ 34,220,609
Shares Issued for Reinvested Dividends	284,360	6,388,940	92,807	1,954,636
Shares Redeemed	(1,012,405)	(22,891,236)	(1,549,727)	(34,015,363)
Net Increase (Decrease)	(14,753)	(486,751)	184,918	2,159,882
Class R6
Shares Sold	1,794,564	$ 40,124,508	1,024,580	$ 22,209,707
Shares Issued for Reinvested Dividends	298,677	6,718,898	84,605	1,790,192
Shares Redeemed	(1,015,542)	(22,792,072)	(848,471)	(18,624,173)
Net Increase (Decrease)	1,077,699	24,051,334	260,714	5,375,726
120

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	1,581,933	$ 35,422,065	1,290,931	$ 27,947,876
Shares Issued for Reinvested Dividends	391,565	8,820,735	115,344	2,434,785
Shares Redeemed	(1,376,119)	(31,089,555)	(1,008,753)	(22,141,456)
Net Increase (Decrease)	597,379	13,153,245	397,522	8,241,205
Class F
Shares Sold	12,117,460	$ 264,063,832	8,946,727	$ 192,753,571
Shares Issued for Reinvested Dividends	4,681,705	103,344,207	1,449,703	30,022,805
Shares Redeemed	(13,925,425)	(305,390,990)	(13,229,490)	(284,172,877)
Net Increase (Decrease)	2,873,740	62,017,049	(2,833,060)	(61,396,501)
Total Net Increase (Decrease)	25,166,494	$ 551,494,877	(5,069,806)	$ (113,939,150)
Growth Opportunities Fund
Class A
Shares Sold	4,840,696	$ 186,204,105	5,209,175	$ 302,551,393
Shares Issued for Reinvested Dividends	14,227,245	671,810,525	7,642,117	408,394,711
Shares Redeemed	(12,854,467)	(482,132,807)	(7,857,838)	(457,256,332)
Net Increase (Decrease)	6,213,474	375,881,823	4,993,454	253,689,772
Class C
Shares Sold	2,069,076	$ 22,831,433	1,814,685	$ 42,859,385
Shares Issued for Reinvested Dividends	11,422,799	136,730,901	4,008,428	87,303,560
Shares Redeemed	(9,258,825)	(97,832,574)	(5,222,282)	(124,561,047)
Net Increase (Decrease)	4,233,050	61,729,760	600,831	5,601,898
Class I
Shares Sold	7,238,788	$ 309,883,151	6,786,614	$ 423,546,619
Shares Issued for Reinvested Dividends	5,786,925	301,903,898	3,207,164	185,309,937
Shares Redeemed	(16,722,255)	(693,094,286)	(7,861,192)	(491,248,063)
Net Increase (Decrease)	(3,696,542)	(81,307,237)	2,132,586	117,608,493
Class R3
Shares Sold	203,038	$ 7,785,778	217,459	$ 12,458,353
Shares Issued for Reinvested Dividends	215,984	10,077,826	133,397	7,088,738
Shares Redeemed	(278,253)	(10,396,015)	(388,784)	(22,241,704)
Net Increase (Decrease)	140,769	7,467,589	(37,928)	(2,694,613)
Class R4
Shares Sold	193,265	$ 7,876,745	260,470	$ 16,275,076
Shares Issued for Reinvested Dividends	236,765	12,382,831	149,374	8,675,642
Shares Redeemed	(307,229)	(13,066,648)	(483,285)	(30,586,387)
Net Increase (Decrease)	122,801	7,192,928	(73,441)	(5,635,669)
Class R5
Shares Sold	58,395	$ 2,652,895	88,508	$ 5,974,431
Shares Issued for Reinvested Dividends	68,446	3,927,412	44,659	2,790,306
Shares Redeemed	(99,282)	(4,569,412)	(159,100)	(10,438,793)
Net Increase (Decrease)	27,559	2,010,895	(25,933)	(1,674,056)
Class R6
Shares Sold	229,289	$ 11,255,684	490,627	$ 33,816,735
Shares Issued for Reinvested Dividends	182,245	10,770,646	77,962	4,986,464
Shares Redeemed	(351,044)	(16,361,897)	(230,683)	(16,066,034)
Net Increase (Decrease)	60,490	5,664,433	337,906	22,737,165
Class Y
Shares Sold	2,049,547	$ 93,311,976	2,179,222	$ 149,741,177
Shares Issued for Reinvested Dividends	1,525,929	89,968,761	841,194	53,752,317
Shares Redeemed	(2,437,524)	(111,382,745)	(2,205,530)	(152,562,447)
Net Increase (Decrease)	1,137,952	71,897,992	814,886	50,931,047
Class F
Shares Sold	5,268,021	$ 216,622,722	6,728,193	$ 425,460,841
Shares Issued for Reinvested Dividends	4,010,962	210,816,144	1,886,638	109,557,047
Shares Redeemed	(6,505,529)	(273,177,311)	(4,459,130)	(280,955,262)
Net Increase (Decrease)	2,773,454	154,261,555	4,155,701	254,062,626
Total Net Increase (Decrease)	11,013,007	$ 604,799,738	12,898,062	$ 694,626,663
121

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Healthcare Fund
Class A
Shares Sold	1,284,953	$ 46,400,237	1,918,507	$ 82,032,094
Shares Issued for Reinvested Dividends	2,140,949	82,554,992	2,232,980	90,190,081
Shares Redeemed	(2,767,818)	(99,977,711)	(2,567,935)	(109,917,953)
Net Increase (Decrease)	658,084	28,977,518	1,583,552	62,304,222
Class C
Shares Sold	198,228	$ 5,299,174	368,990	$ 11,716,851
Shares Issued for Reinvested Dividends	637,952	17,422,458	743,990	22,349,458
Shares Redeemed	(1,454,981)	(36,873,194)	(1,445,763)	(46,040,790)
Net Increase (Decrease)	(618,801)	(14,151,562)	(332,783)	(11,974,481)
Class I
Shares Sold	1,431,084	$ 56,509,411	2,309,673	$ 105,781,014
Shares Issued for Reinvested Dividends	894,258	37,379,994	924,714	40,077,121
Shares Redeemed	(3,243,038)	(128,586,178)	(2,209,353)	(101,145,679)
Net Increase (Decrease)	(917,696)	(34,696,773)	1,025,034	44,712,456
Class R3
Shares Sold	117,578	$ 4,352,251	151,226	$ 6,683,795
Shares Issued for Reinvested Dividends	76,658	3,032,585	90,203	3,742,540
Shares Redeemed	(206,799)	(7,790,606)	(270,146)	(11,931,278)
Net Increase (Decrease)	(12,563)	(405,770)	(28,717)	(1,504,943)
Class R4
Shares Sold	85,195	$ 3,489,886	134,157	$ 6,296,937
Shares Issued for Reinvested Dividends	45,986	1,974,634	58,738	2,616,195
Shares Redeemed	(242,024)	(9,583,409)	(229,273)	(10,763,007)
Net Increase (Decrease)	(110,843)	(4,118,889)	(36,378)	(1,849,875)
Class R5
Shares Sold	57,546	$ 2,435,652	79,162	$ 3,961,571
Shares Issued for Reinvested Dividends	22,562	1,042,154	25,326	1,201,964
Shares Redeemed	(83,838)	(3,601,385)	(89,603)	(4,495,885)
Net Increase (Decrease)	(3,730)	(123,579)	14,885	667,650
Class R6
Shares Sold	1,224,226	$ 53,330,855	55,913	$ 2,913,413
Shares Issued for Reinvested Dividends	10,556	497,706	9,082	438,736
Shares Redeemed	(46,267)	(2,004,674)	(32,048)	(1,696,505)
Net Increase (Decrease)	1,188,515	51,823,887	32,947	1,655,644
Class Y
Shares Sold	206,056	$ 9,241,977	450,272	$ 22,884,351
Shares Issued for Reinvested Dividends	211,002	9,927,628	219,387	10,587,619
Shares Redeemed	(1,487,131)	(65,145,430)	(397,553)	(20,324,517)
Net Increase (Decrease)	(1,070,073)	(45,975,825)	272,106	13,147,453
Class F
Shares Sold	134,871	$ 5,389,637	262,096	$ 12,136,397
Shares Issued for Reinvested Dividends	99,102	4,167,247	89,913	3,913,893
Shares Redeemed	(278,324)	(10,879,334)	(183,888)	(8,417,394)
Net Increase (Decrease)	(44,351)	(1,322,450)	168,121	7,632,896
Total Net Increase (Decrease)	(931,458)	$ (19,993,443)	2,698,767	$ 114,791,022
MidCap Fund
Class A
Shares Sold	4,396,156	$ 124,424,494	5,765,546	$ 206,608,439
Shares Issued for Reinvested Dividends	12,324,154	396,196,632	10,539,072	343,679,112
Shares Redeemed	(15,878,115)	(445,237,437)	(12,122,834)	(430,915,073)
Net Increase (Decrease)	842,195	75,383,689	4,181,784	119,372,478
Class C
Shares Sold	723,474	$ 11,923,400	997,903	$ 22,218,396
Shares Issued for Reinvested Dividends	3,704,020	67,653,820	3,497,780	71,039,908
Shares Redeemed	(6,042,234)	(98,035,963)	(6,508,579)	(145,602,161)
Net Increase (Decrease)	(1,614,740)	(18,458,743)	(2,012,896)	(52,343,857)
122

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares Sold	14,515,466	$ 444,089,079	18,766,871	$ 702,875,370
Shares Issued for Reinvested Dividends	13,008,563	440,965,066	13,770,100	469,422,719
Shares Redeemed	(63,448,845)	(1,907,224,197)	(51,765,006)	(1,948,483,150)
Net Increase (Decrease)	(35,924,816)	(1,022,170,052)	(19,228,035)	(776,185,061)
Class R3
Shares Sold	268,544	$ 8,594,453	328,898	$ 13,349,542
Shares Issued for Reinvested Dividends	262,492	9,696,451	278,856	10,337,182
Shares Redeemed	(755,575)	(24,883,540)	(897,014)	(36,300,678)
Net Increase (Decrease)	(224,539)	(6,592,636)	(289,260)	(12,613,954)
Class R4
Shares Sold	369,134	$ 12,932,115	616,644	$ 26,335,205
Shares Issued for Reinvested Dividends	422,793	16,696,845	530,397	20,812,764
Shares Redeemed	(2,195,136)	(76,584,250)	(2,562,147)	(109,758,970)
Net Increase (Decrease)	(1,403,209)	(46,955,290)	(1,415,106)	(62,611,001)
Class R5
Shares Sold	684,393	$ 25,511,679	1,925,411	$ 85,163,229
Shares Issued for Reinvested Dividends	578,517	24,023,911	805,971	32,980,317
Shares Redeemed	(5,194,820)	(197,426,765)	(5,761,404)	(259,286,863)
Net Increase (Decrease)	(3,931,910)	(147,891,175)	(3,030,022)	(141,143,317)
Class R6
Shares Sold	3,747,078	$ 138,619,353	7,264,767	$ 326,578,751
Shares Issued for Reinvested Dividends	3,286,733	138,940,388	3,932,733	163,365,732
Shares Redeemed	(18,624,424)	(721,527,773)	(22,294,027)	(1,010,767,875)
Net Increase (Decrease)	(11,590,613)	(443,968,032)	(11,096,527)	(520,823,392)
Class Y
Shares Sold	3,185,757	$ 122,180,289	4,103,182	$ 185,837,048
Shares Issued for Reinvested Dividends	1,893,699	79,823,910	2,564,133	106,283,299
Shares Redeemed	(12,021,019)	(441,584,956)	(16,202,137)	(733,248,509)
Net Increase (Decrease)	(6,941,563)	(239,580,757)	(9,534,822)	(441,128,162)
Class F
Shares Sold	11,256,515	$ 336,568,335	11,833,195	$ 445,587,914
Shares Issued for Reinvested Dividends	8,831,655	301,449,778	7,742,034	265,242,076
Shares Redeemed	(19,967,918)	(595,418,038)	(20,970,331)	(786,132,834)
Net Increase (Decrease)	120,252	42,600,075	(1,395,102)	(75,302,844)
Total Net Increase (Decrease)	(60,668,943)	$ (1,807,632,921)	(43,819,986)	$ (1,962,779,110)
MidCap Value Fund
Class A
Shares Sold	3,626,881	$ 60,577,133	2,474,862	$ 41,495,746
Shares Issued for Reinvested Dividends	1,489,007	25,794,038	56,642	831,510
Shares Redeemed	(2,384,882)	(40,360,058)	(2,543,440)	(41,457,915)
Net Increase (Decrease)	2,731,006	46,011,113	(11,936)	869,341
Class C
Shares Sold	100,059	$ 1,304,175	43,557	$ 579,493
Shares Issued for Reinvested Dividends	59,365	792,527	—	—
Shares Redeemed	(215,239)	(2,791,559)	(405,320)	(5,295,304)
Net Increase (Decrease)	(55,815)	(694,857)	(361,763)	(4,715,811)
Class I
Shares Sold	1,124,320	$ 19,053,064	328,086	$ 5,572,562
Shares Issued for Reinvested Dividends	107,582	1,891,181	7,619	112,984
Shares Redeemed	(313,265)	(5,196,398)	(553,865)	(8,619,992)
Net Increase (Decrease)	918,637	15,747,847	(218,160)	(2,934,446)
Class R3
Shares Sold	54,448	$ 966,052	66,910	$ 1,193,206
Shares Issued for Reinvested Dividends	25,748	473,508	—	—
Shares Redeemed	(86,445)	(1,584,367)	(115,157)	(2,047,635)
Net Increase (Decrease)	(6,249)	(144,807)	(48,247)	(854,429)
123

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	61,011	$ 1,132,238	71,792	$ 1,296,064
Shares Issued for Reinvested Dividends	32,127	606,242	1,122	17,850
Shares Redeemed	(109,207)	(2,061,824)	(208,564)	(3,543,019)
Net Increase (Decrease)	(16,069)	(323,344)	(135,650)	(2,229,105)
Class R5
Shares Sold	16,192	$ 287,737	7,217	$ 128,610
Shares Issued for Reinvested Dividends	7,461	143,466	586	9,446
Shares Redeemed	(18,161)	(342,378)	(6,437)	(116,999)
Net Increase (Decrease)	5,492	88,825	1,366	21,057
Class R6(1)
Shares Sold	650	$ 10,000	—	$ —
Net Increase (Decrease)	650	10,000	—	—
Class Y
Shares Sold	211,905	$ 4,000,083	473,420	$ 8,111,667
Shares Issued for Reinvested Dividends	52,960	1,020,918	5,606	90,649
Shares Redeemed	(594,422)	(11,262,742)	(457,356)	(8,763,398)
Net Increase (Decrease)	(329,557)	(6,241,741)	21,670	(561,082)
Class F
Shares Sold	6,704,088	$ 113,928,434	5,244,142	$ 88,440,237
Shares Issued for Reinvested Dividends	1,871,906	32,929,211	163,610	2,424,705
Shares Redeemed	(5,201,908)	(88,986,471)	(5,585,121)	(92,716,247)
Net Increase (Decrease)	3,374,086	57,871,174	(177,369)	(1,851,305)
Total Net Increase (Decrease)	6,622,181	$ 112,324,210	(930,089)	$ (12,255,780)
Quality Value Fund
Class A
Shares Sold	653,948	$ 15,932,127	434,273	$ 10,311,005
Shares Issued for Reinvested Dividends	446,698	11,224,276	151,354	3,182,978
Shares Redeemed	(938,757)	(22,808,241)	(947,815)	(22,212,834)
Net Increase (Decrease)	161,889	4,348,162	(362,188)	(8,718,851)
Class C
Shares Sold	76,667	$ 1,602,569	29,926	$ 594,579
Shares Issued for Reinvested Dividends	10,099	212,267	3,530	63,188
Shares Redeemed	(65,853)	(1,348,407)	(113,368)	(2,261,575)
Net Increase (Decrease)	20,913	466,429	(79,912)	(1,603,808)
Class I
Shares Sold	710,040	$ 16,923,232	278,233	$ 6,680,247
Shares Issued for Reinvested Dividends	55,812	1,383,295	14,220	294,345
Shares Redeemed	(230,905)	(5,313,610)	(110,028)	(2,556,620)
Net Increase (Decrease)	534,947	12,992,917	182,425	4,417,972
Class R3
Shares Sold	3,836	$ 94,890	4,235	$ 100,111
Shares Issued for Reinvested Dividends	2,505	64,011	828	17,729
Shares Redeemed	(8,433)	(208,983)	(9,137)	(220,510)
Net Increase (Decrease)	(2,092)	(50,082)	(4,074)	(102,670)
Class R4
Shares Sold	46,621	$ 1,142,022	44,905	$ 1,069,168
Shares Issued for Reinvested Dividends	10,678	276,389	4,243	91,734
Shares Redeemed	(24,211)	(629,358)	(75,589)	(1,855,079)
Net Increase (Decrease)	33,088	789,053	(26,441)	(694,177)
Class R5
Shares Sold	15,997	$ 412,528	123	$ 3,003
Shares Issued for Reinvested Dividends	763	19,958	265	5,775
Shares Redeemed	(14,814)	(364,859)	(64)	(1,603)
Net Increase (Decrease)	1,946	67,627	324	7,175
124

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R6
Shares Sold	512,657	$ 13,564,294	5,718	$ 131,614
Shares Issued for Reinvested Dividends	627	16,459	536	11,697
Shares Redeemed	(43,904)	(1,076,263)	(21,890)	(567,870)
Net Increase (Decrease)	469,380	12,504,490	(15,636)	(424,559)
Class Y
Shares Sold	210,023	$ 5,213,675	46,187	$ 1,183,352
Shares Issued for Reinvested Dividends	3,465	90,617	473	10,318
Shares Redeemed	(3,483)	(89,985)	(2,267)	(57,102)
Net Increase (Decrease)	210,005	5,214,307	44,393	1,136,568
Class F
Shares Sold	114,445	$ 2,665,943	64,383	$ 1,454,799
Shares Issued for Reinvested Dividends	32,704	807,378	12,550	258,522
Shares Redeemed	(80,617)	(1,931,633)	(95,500)	(2,207,875)
Net Increase (Decrease)	66,532	1,541,688	(18,567)	(494,554)
Total Net Increase (Decrease)	1,496,608	$ 37,874,591	(279,676)	$ (6,476,904)
Small Cap Growth Fund
Class A
Shares Sold	221,362	$ 9,569,965	242,684	$ 15,163,953
Shares Issued for Reinvested Dividends	954,163	46,858,948	280,755	16,331,511
Shares Redeemed	(717,182)	(29,726,296)	(441,435)	(27,592,119)
Net Increase (Decrease)	458,343	26,702,617	82,004	3,903,345
Class C
Shares Sold	15,487	$ 359,111	18,046	$ 723,868
Shares Issued for Reinvested Dividends	82,922	2,226,460	40,883	1,524,921
Shares Redeemed	(185,294)	(4,427,327)	(223,022)	(8,907,111)
Net Increase (Decrease)	(86,885)	(1,841,756)	(164,093)	(6,658,322)
Class I
Shares Sold	418,467	$ 21,023,675	356,881	$ 23,938,090
Shares Issued for Reinvested Dividends	399,352	21,181,650	118,956	7,339,599
Shares Redeemed	(911,520)	(42,625,231)	(555,069)	(36,106,911)
Net Increase (Decrease)	(93,701)	(419,906)	(79,232)	(4,829,222)
Class R3
Shares Sold	37,435	$ 1,519,137	34,992	$ 2,097,739
Shares Issued for Reinvested Dividends	33,647	1,607,651	11,592	661,760
Shares Redeemed	(37,384)	(1,539,821)	(58,869)	(3,639,902)
Net Increase (Decrease)	33,698	1,586,967	(12,285)	(880,403)
Class R4
Shares Sold	57,592	$ 2,499,410	89,389	$ 5,836,584
Shares Issued for Reinvested Dividends	66,764	3,474,411	32,051	1,953,808
Shares Redeemed	(137,344)	(6,212,553)	(392,229)	(25,488,142)
Net Increase (Decrease)	(12,988)	(238,732)	(270,789)	(17,697,750)
Class R5
Shares Sold	94,689	$ 4,878,355	262,369	$ 18,020,843
Shares Issued for Reinvested Dividends	209,364	11,873,046	80,046	5,219,014
Shares Redeemed	(1,014,799)	(52,060,732)	(408,838)	(28,555,099)
Net Increase (Decrease)	(710,746)	(35,309,331)	(66,423)	(5,315,242)
Class R6
Shares Sold	632,270	$ 31,604,252	334,847	$ 23,790,157
Shares Issued for Reinvested Dividends	231,729	13,451,895	90,910	6,035,522
Shares Redeemed	(692,483)	(34,088,678)	(666,499)	(47,474,079)
Net Increase (Decrease)	171,516	10,967,469	(240,742)	(17,648,400)
Class Y
Shares Sold	839,505	$ 41,660,987	710,508	$ 50,782,835
Shares Issued for Reinvested Dividends	629,402	36,511,588	243,023	16,134,292
Shares Redeemed	(1,781,643)	(93,919,879)	(1,739,428)	(123,651,652)
Net Increase (Decrease)	(312,736)	(15,747,304)	(785,897)	(56,734,525)
125

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class F
Shares Sold	184,432	$ 8,373,822	272,698	$ 18,053,254
Shares Issued for Reinvested Dividends	111,234	5,943,226	51,104	3,169,442
Shares Redeemed	(139,380)	(6,409,494)	(613,475)	(41,379,020)
Net Increase (Decrease)	156,286	7,907,554	(289,673)	(20,156,324)
Total Net Increase (Decrease)	(397,213)	$ (6,392,422)	(1,827,130)	$ (126,016,843)
Small Cap Value Fund
Class A
Shares Sold	561,031	$ 6,997,260	1,188,590	$ 15,684,280
Shares Issued for Reinvested Dividends	301,029	3,859,001	34,939	359,520
Shares Redeemed	(803,656)	(9,550,137)	(750,779)	(9,444,203)
Net Increase (Decrease)	58,404	1,306,124	472,750	6,599,597
Class C
Shares Sold	37,481	$ 394,693	108,329	$ 1,209,656
Shares Issued for Reinvested Dividends	18,966	206,536	441	3,924
Shares Redeemed	(127,904)	(1,292,884)	(122,556)	(1,345,622)
Net Increase (Decrease)	(71,457)	(691,655)	(13,786)	(132,042)
Class I
Shares Sold	734,453	$ 9,050,605	2,537,268	$ 33,866,723
Shares Issued for Reinvested Dividends	175,561	2,258,975	5,247	53,996
Shares Redeemed	(1,494,012)	(17,432,510)	(437,736)	(5,819,619)
Net Increase (Decrease)	(583,998)	(6,122,930)	2,104,779	28,101,100
Class R3
Shares Sold	16,293	$ 204,509	29,282	$ 397,377
Shares Issued for Reinvested Dividends	4,272	57,161	326	3,498
Shares Redeemed	(23,679)	(272,346)	(15,655)	(197,530)
Net Increase (Decrease)	(3,114)	(10,676)	13,953	203,345
Class R4
Shares Sold	14,894	$ 195,383	822	$ 11,178
Shares Issued for Reinvested Dividends	250	3,408	33	362
Shares Redeemed	(15,447)	(172,601)	(584)	(8,365)
Net Increase (Decrease)	(303)	26,190	271	3,175
Class R5
Shares Sold	153,133	$ 2,056,317	3,061	$ 44,058
Shares Issued for Reinvested Dividends	118	1,609	14	148
Shares Redeemed	(9,522)	(114,642)	(2,457)	(34,282)
Net Increase (Decrease)	143,729	1,943,284	618	9,924
Class R6
Shares Sold	623,330	$ 8,296,495	88,436	$ 1,245,447
Shares Issued for Reinvested Dividends	15,967	216,927	357	3,866
Shares Redeemed	(98,409)	(1,262,128)	(9,262)	(115,115)
Net Increase (Decrease)	540,888	7,251,294	79,531	1,134,198
Class Y
Shares Sold	150,796	$ 1,967,915	124,042	$ 1,700,660
Shares Issued for Reinvested Dividends	9,047	122,651	342	3,688
Shares Redeemed	(58,546)	(746,528)	(14,694)	(205,546)
Net Increase (Decrease)	101,297	1,344,038	109,690	1,498,802
Class F
Shares Sold	960,813	$ 11,661,567	2,116,114	$ 27,975,721
Shares Issued for Reinvested Dividends	397,291	5,111,134	64,774	665,880
Shares Redeemed	(3,749,272)	(47,895,143)	(1,320,995)	(15,530,755)
Net Increase (Decrease)	(2,391,168)	(31,122,442)	859,893	13,110,846
Total Net Increase (Decrease)	(2,205,722)	$ (26,076,773)	3,627,699	$ 50,528,945
126

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Small Company Fund
Class A
Shares Sold	1,738,532	$ 32,905,503	1,809,812	$ 54,140,187
Shares Issued for Reinvested Dividends	4,820,379	106,674,987	1,517,800	41,967,161
Shares Redeemed	(3,557,006)	(67,298,839)	(1,970,509)	(58,538,530)
Net Increase (Decrease)	3,001,905	72,281,651	1,357,103	37,568,818
Class C
Shares Sold	56,836	$ 481,078	105,496	$ 1,863,781
Shares Issued for Reinvested Dividends	334,733	3,410,930	98,681	1,604,546
Shares Redeemed	(291,607)	(2,531,382)	(243,229)	(4,261,364)
Net Increase (Decrease)	99,962	1,360,626	(39,052)	(793,037)
Class I
Shares Sold	660,951	$ 14,455,416	722,263	$ 23,465,518
Shares Issued for Reinvested Dividends	469,224	11,477,212	113,755	3,392,187
Shares Redeemed	(1,186,111)	(23,974,621)	(329,416)	(10,447,336)
Net Increase (Decrease)	(55,936)	1,958,007	506,602	16,410,369
Class R3
Shares Sold	111,679	$ 2,322,102	136,144	$ 4,520,959
Shares Issued for Reinvested Dividends	119,201	2,994,327	45,509	1,394,856
Shares Redeemed	(140,062)	(3,015,748)	(217,034)	(7,087,863)
Net Increase (Decrease)	90,818	2,300,681	(35,381)	(1,172,048)
Class R4
Shares Sold	85,121	$ 1,932,961	130,342	$ 4,726,037
Shares Issued for Reinvested Dividends	93,263	2,607,622	37,589	1,251,351
Shares Redeemed	(160,300)	(4,013,745)	(189,059)	(6,753,577)
Net Increase (Decrease)	18,084	526,838	(21,128)	(776,189)
Class R5
Shares Sold	78,431	$ 2,092,719	84,862	$ 3,272,537
Shares Issued for Reinvested Dividends	34,948	1,072,566	10,551	377,953
Shares Redeemed	(82,975)	(2,199,696)	(44,399)	(1,705,756)
Net Increase (Decrease)	30,404	965,589	51,014	1,944,734
Class R6
Shares Sold	161,484	$ 4,074,702	129,943	$ 5,123,929
Shares Issued for Reinvested Dividends	29,818	945,536	3,508	128,962
Shares Redeemed	(58,154)	(1,496,909)	(32,019)	(1,254,201)
Net Increase (Decrease)	133,148	3,523,329	101,432	3,998,690
Class Y
Shares Sold	1,528,862	$ 39,347,667	2,592,104	$ 111,577,676
Shares Issued for Reinvested Dividends	235,140	7,437,476	47,078	1,728,226
Shares Redeemed	(1,220,313)	(31,378,682)	(2,109,893)	(87,145,029)
Net Increase (Decrease)	543,689	15,406,461	529,289	26,160,873
Class F
Shares Sold	3,642,764	$ 76,566,463	3,078,986	$ 99,109,263
Shares Issued for Reinvested Dividends	2,680,211	66,254,813	808,547	24,288,757
Shares Redeemed	(3,315,131)	(72,876,191)	(2,624,084)	(85,717,671)
Net Increase (Decrease)	3,007,844	69,945,085	1,263,449	37,680,349
Total Net Increase (Decrease)	6,869,918	$ 168,268,267	3,713,328	$ 121,022,559

(1)	Class R6 of the MidCap Value Fund commenced operations on June 22, 2022.
13.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 3, 2022. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2021 through March 3, 2022, the
127

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2022, none of the Funds had borrowings under this facility.
14.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
128

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Shareholders of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.) and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2022
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
129

Hartford Domestic Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period from April 1, 2021 through June 30, 2022 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
130

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2022. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
131

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of each Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
132

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
133

Hartford Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
134

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Capital Appreciation Fund
Hartford Core Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Healthcare Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
Hartford Quality Value Fund
The Hartford Small Cap Growth Fund
Hartford Small Cap Value Fund
The Hartford Small Company Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 9-10, 2022, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund and Hartford Small Cap Value Fund, and HMF II, on behalf of each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
135

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and rationalize, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
136

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
137

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also considered that HFMC provides nondiscretionary investment advisory services to model portfolios that pursue investment objectives and investment strategies similar to those of the Hartford Core Equity Fund and The Hartford Dividend and Growth Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
138

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund's performance, the Board considered the Fund's performance relative to similarly managed funds and the Fund's performance relative to its benchmark. In particular, the Board considered the Fund's performance of its Class A shares (net of all fees and expenses), as of March 31, 2022, and compared that performance to the Fund's peer universe, which includes all funds within the same classification or category, as determined by an independent firm engaged by the Board. The Board considered the Fund's performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund's performance relative to its benchmark, the Board considered the Fund's performance of its Class I shares (net of all fees and expenses) as of March 31, 2022. The Board considered Fund performance to be “in line with” a Fund's benchmark where it was 0.5% above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund's contractual and actual management fee, and total operating expenses of its Class A shares (net of all fees and expenses), as compared to the Fund's expense peer group, which includes a group of similarly sized funds selected by the independent firm engaged by the Board.
The Hartford Capital Appreciation Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses were in the 3rd quintile.
139

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Core Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and its total expenses were in the 1st quintile of its expense group.
The Hartford Dividend and Growth Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
The Hartford Equity Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board also noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and its total expenses were in the 4th quintile of its expense group.
The Hartford Growth Opportunities Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses were in the 3rd quintile.
The Hartford Healthcare Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3, and 5-year periods. The Board also noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses were in the 2nd quintile.
The Hartford MidCap Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period, the 5th quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.
140

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses were in the 1st quintile. The Board noted that Class I and Y shares of the Fund have contractual transfer agency expense caps of 0.12% and 0.06%, respectively, through February 28, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
The Hartford MidCap Value Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses were in the 4th quintile.
Hartford Quality Value Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Small Cap Growth Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5- year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 1st quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.07% through February 23, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
Hartford Small Cap Value Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period, and above its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2023.
The Hartford Small Company Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board also noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses were in the 3rd quintile.
* * * *
141

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
142

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-DE22    12/22     Printed in the U.S.A.

Hartford Schroders
Sustainable Core Bond Fund
Annual Report
October 31, 2022

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Fund's Annual Report covering the period from November 1, 2021 through October 31, 2022.
Market Review
During the 12 months ended October 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 14.61%. The decline was an unsettling reminder that equities have experienced an exceptionally volatile period marked by persistent inflation, the U.S. Federal Reserve (Fed) interest rate increases, and, lately, growing fears of recession.
Many investors would prefer to remember the brief period from late-June to late-August in 2022 when stocks came off their June 2022 lows for the year and climbed on hopes of a pause in the Fed’s interest-rate increases. But Fed Chair Jerome Powell’s Jackson Hole speech on August 26, 2022, made it clear the Fed would not be backing off its campaign of rate hikes until it felt inflation had been brought under control. The mid-summer rally quickly faded as Powell’s words sank in and as the August 2022 Consumer Price Index (CPI)2 report of 8.3% annual inflation appeared to stiffen the Fed’s resolve. The CPI’s small retreat to 8.2% in September 2022 produced no change in Fed sentiment.
With all the volatility we’ve seen these past 12 months, it may seem hard to believe that markets at the start of the period were, in fact, on their way to setting new positive records. Even as the Fed had begun expressing concerns in late 2021 over the likely persistence of inflation, the S&P 500 Index was on a steady climb on its way to a record high as of January 3, 2022.
As inflation numbers steadily worsened, Fed policymakers acknowledged that higher prices wouldn’t be as transitory as they would have hoped. Soon thereafter, the Fed embarked on a cycle of rate hikes and Treasury balance-sheet reductions designed to slow the economy and soak up the massive amounts of liquidity put in place to support a faltering economy.
Any review of the period would be incomplete without noting the impact of the February 24, 2022 invasion of Ukraine by Russia’s armed forces, a decision that continues to threaten global security and strain worldwide food and energy supplies. With the continued backdrop of geopolitical instability, the Fed kept its anti-inflationary policy stance in focus in March 2022 by enacting a quarter-percent increase in the federal funds rate.
After a surprise jump in consumer prices in May 2022, the Fed in June 2022 raised rates by three-quarters of a percent. Although declining gasoline prices offered consumers a measure of relief during the summer, core inflation, which excludes volatile food and energy prices, remained persistently high as the period came to an end. As the Fed added another three-quarter-percent rate hike in September and October 2022, markets remained highly volatile.
As we approach the winter months, recession concerns are likely to grow as a result of the impact of Fed rate hikes on labor markets, currencies, and corporate profits. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Schroders Sustainable Core Bond Fund
The views expressed in the Fund’s Manager Discussion contained in the Fund Overview section are views of the Fund’s portfolio managers through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in the Fund’s Manager Discussion reflects the returns of Class SDR shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Schroders Sustainable Core Bond Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 01/31/2018 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks long-term total return consistent with the preservation of capital while giving special consideration to certain sustainability criteria.
Comparison of Change in Value of $5,000,000 Investment (01/31/2018 - 10/31/2022)
The chart above represents the hypothetical growth of a $5,000,000 investment in Class SDR. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	Since Inception[1]
Class I	-16.91%	-0.16%
Class R3	-17.02%	-0.18%
Class R4	-16.96%	-0.17%
Class R5	-16.89%	-0.15%
Class Y	-16.91%	-0.16%
Class F	-16.80%	-0.13%
Class SDR	-16.86%	-0.14%
Bloomberg US Aggregate Bond Index	-15.68%	-0.40%

[1]	Inception: 01/31/2018.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Effective after the close of business on 11/12/2021, the Schroder Core Bond Fund (the “Predecessor Fund”) was reorganized into the Fund (the "Reorganization"). The performance information shown for periods prior to the Reorganization is that of the Predecessor Fund. Prior to the Reorganization, Class SDR shares were called R6 Shares and Class Y shares were called Investor Shares.
Class I shares commenced operations on 11/12/2021 and performance prior to this date reflects the historical performance, fees and expenses of the Predecessor Fund’s Investor Shares and, prior to 06/29/2020 (the inception date of the Predecessor Fund’s Investor Shares), the historical performance, fees and expenses of the Predecessor Fund’s R6 Shares.
Class R3, Class R4, Class R5 and Class F shares commenced operations on 11/12/2021 and performance prior to this date reflects the historical performance, fees and expenses of the Predecessor Fund’s R6 Shares.
Performance for Class Y shares prior to 06/29/2020 (the inception date of the Predecessor Fund’s Investor Shares) reflects the historical performance, fees and expenses of R6 Shares of the Predecessor Fund.
The returns would be different if the Fund’s fees and expenses were reflected for periods prior to the Reorganization.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Schroders Sustainable Core Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class I	0.61%	0.51%
Class R3	1.22%	1.06%
Class R4	0.92%	0.76%
Class R5	0.61%	0.46%
Class Y	0.61%	0.40%
Class F	0.51%	0.36%
Class SDR	0.51%	0.32%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 for Classes I, R3, R4, R5 and F, and 11/15/2023 for Classes Y and SDR unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Hartford Schroders Sustainable Core Bond Fund’s sub-adviser is Schroder Investment Management North America Inc.
Lisa Hornby, CFA
Portfolio Manager and Head of US Multi-Sector Fixed Income
Neil G. Sutherland, CFA
Portfolio Manager
Julio C. Bonilla, CFA
Portfolio Manager
Eric Lau, CFA
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class SDR shares of the Hartford Schroders Sustainable Core Bond Fund returned -16.86% for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned -15.68% for the same period. For the same period, the Class SDR shares of the Fund also underperformed the -16.23% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund underperformed its benchmark for the period ended October 31, 2022 due to sector selection and issuer selection. The overweight to corporate bonds (which was 28% higher than the benchmark on average over the period) was the main detractor from the Fund’s performance relative to the Bloomberg US Aggregate Bond Index given wider credit spreads of 77 basis points (bps) over the period, while the underweight to Treasuries (which was 12% lower than the benchmark on average over the period) also detracted from performance to a lesser degree. Negative sector selection resulted from the Fund’s overweight to the banking industry, with smaller negative impacts to performance from overweights to the real estate investment trusts (REITs) and communications industries. The Fund’s underweight to agency mortgage-backed securities (MBS) was the only material positive contributor to relative performance for the period. The overweight to banking (which was 16% higher than the benchmark on average over the period) was the largest single industry detractor from relative returns and the largest detractor from security selection within corporate bonds.
Yield curve and duration impacts were positive contributors to performance; however, these impacts were generally the fallout from the sector allocation decisions. With interest rates rising materially higher over the period, the Fund’s underweights to agency MBS and Treasuries resulted in less exposure to rising rates and positive contributions to relative returns.
Inflation was higher and more persistent than anticipated, driven by continuing labor-market strength, supply-side disruption related to the Russian/Ukraine war, and COVID-19 quarantines in China. This led to a more aggressive interest-rate hiking cycle by the U.S. Federal Reserve (Fed), which drove interest rates higher as measured by the 10-year Treasury, which rose by 249 bps over the period.

3

Hartford Schroders Sustainable Core Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

While we had modestly reduced the Fund’s corporate bond allocation during the fourth quarter of 2021, we entered 2022 with a moderate overweight. The Fund’s overweight was driven by i) our view that inflation would peak during in the first half of 2022 as sharp increases to inflation during the initial months of the reopening in 2021 were expected to roll off of annual calculations due to supply-chain issues being resolved; and ii) our expectation that the economy would continue to expand at a moderate pace. However, in the months following Russia’s invasion of Ukraine, this view was revised, and we were generally building liquidity and reducing corporate risk for the last six months of the period.
Based on our proprietary sustainable scoring methodology, we maintained the positive sustainability profile of the Fund over the period, and in some areas saw a slight improvement relative to the Bloomberg US Aggregate Bond Index. We believe our sustainable investing approach has led to a natural skew towards higher-quality sustainable issuers.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Fixed-income markets have undergone historic drawdowns over the course of 2022 and have not provided the ballast many investors expected. With Treasury yields as high as they are, we believe there is less need to extend out along the risk spectrum, particularly as we believe the U.S. economy is likely to enter an economic recession in the coming months. In addition, given the generous short corporate break-even buffers (the yield to which bonds would have to rise for capital losses to offset the income earned over 12 months) combined with accumulated rate increases, which we believe will slow the economy, and inflation cresting, we believe the opportunity within fixed income is considerable.
As of the end of the period, we have reduced exposure to investment-grade corporate bonds within the Fund relative to the benchmark. While the Fund was overweight to investment-grade corporate bonds as of the end of the period, the position was concentrated in shorter-maturity bonds. With credit curves flat, we believe there is little need to buy longer-maturity corporate bonds with high degrees of spread sensitivity, especially given our view that credit spreads will continue to widen. We believe that short-dated bonds will be relatively insulated from such moves, given their low sensitivity to price changes and the high degree of income that they generate. We believe there will be opportunities in higher-risk credit in the coming months, but from our perspective, current valuations remain too expensive. With the potential for recession as our base case, we believe we are well-positioned to seek to take advantage of these dislocations in the coming months.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Mortgage-related and asset-backed securities' risks include credit, interest-rate, prepayment, and extension risk. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	2.3%
Corporate Bonds	44.2
Municipal Bonds	3.5
U.S. Government Agencies(2)	19.1
U.S. Government Securities	29.8
Total	98.9%
Short-Term Investments	1.1
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.

4

Hartford Schroders Sustainable Core Bond Fund
Benchmark Glossary (Unaudited)

Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Fund. Bloomberg has no obligation to take the needs of HFMC or the owners of the Fund into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund's customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
5

Hartford Schroders Sustainable Core Bond Fund
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2022 through October 31, 2022. To the extent the Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of the Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
Hartford Schroders Sustainable Core Bond Fund
Class I	$ 1,000.00	$ 924.30	$ 2.57	$ 1,000.00	$ 1,022.53	$ 2.70	0.53% (1)
Class R3	$ 1,000.00	$ 923.70	$ 3.01	$ 1,000.00	$ 1,022.13	$ 3.16	0.62%
Class R4	$ 1,000.00	$ 924.10	$ 2.81	$ 1,000.00	$ 1,022.23	$ 2.96	0.58%
Class R5	$ 1,000.00	$ 923.40	$ 2.23	$ 1,000.00	$ 1,022.84	$ 2.35	0.46%
Class Y	$ 1,000.00	$ 924.70	$ 1.94	$ 1,000.00	$ 1,023.19	$ 2.04	0.40%
Class F	$ 1,000.00	$ 923.90	$ 1.75	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class SDR	$ 1,000.00	$ 924.10	$ 1.55	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%

(1)	The annualized expense ratio is representative of the period from May 1, 2022 through October 31, 2022. The annualized expense ratio does not fully reflect the contractual expense limitation arrangement as this arrangement is based on the entire fiscal year and not the six-month period. As such, the annualized expense ratio exceeds the amount of the contractual expense limitation arrangement for this share class of the Fund for purposes of the hypothetical example. Please see the accompanying Financial Highlights for the expense ratio for the year ended October 31, 2022.
6

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
	Asset-Backed - Finance & Insurance - 1.8%
$ 486,000	Cedar Funding VI CLO Ltd. 5.29%, 04/20/2034, 3 mo. USD LIBOR + 1.050%(1)(2)	$ 463,544
500,000	Dewolf Park CLO Ltd. 5.00%, 10/15/2030, 3 mo. USD LIBOR + 0.920%(1)(2)	489,353
800,000	Madison Park Funding XVIII Ltd. 5.22%, 10/21/2030, 3 mo. USD LIBOR + 0.940%(1)(2)	782,094
600,000	Madison Park Funding XXVI Ltd. 5.61%, 07/29/2030, 3 mo. USD LIBOR + 1.200%(1)(2)	587,633
250,000	Octagon Investment Partners 30 Ltd. 5.24%, 03/17/2030, 3 mo. USD LIBOR + 1.000%(1)(2)	244,151
		2,566,775
	Other Asset-Backed Securities - 0.4%
606,000	Goldentree Loan Management U.S. CLO Ltd. 5.15%, 11/20/2030, 3 mo. USD LIBOR + 0.910%(1)(2)	591,304
	Whole Loan Collateral CMO - 0.1%
	Towd Point Mortgage Trust
7,326	2.75%, 04/25/2057(1)(3)	7,217
44,144	2.75%, 06/25/2057(1)(3)	41,725
52,884	2.75%, 07/25/2057(1)(3)	51,697
		100,639
	Total Asset & Commercial Mortgage-Backed Securities (cost $3,346,920)	$ 3,258,718
CORPORATE BONDS - 44.2%
	Auto Manufacturers - 2.1%
223,000	General Motors Co. 6.13%, 10/01/2025	$ 221,919
	General Motors Financial Co., Inc.
983,000	1.50%, 06/10/2026	826,763
226,000	3.25%, 01/05/2023	225,340
1,325,000	Hyundai Capital America 1.50%, 06/15/2026(1)	1,105,054
710,000	Volkswagen Group of America Finance LLC 4.35%, 06/08/2027(1)	658,200
		3,037,276
	Auto Parts & Equipment - 0.7%
292,000	Aptiv plc / Aptiv Corp. 3.25%, 03/01/2032	232,691
53,000	Magna International, Inc. 4.15%, 10/01/2025	51,486
967,000	Tyco Electronics Group S.A. 2.50%, 02/04/2032	769,374
		1,053,551
	Beverages - 0.6%
612,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 02/01/2046	522,934
433,000	JDE Peet's N.V. 1.38%, 01/15/2027(1)	355,016
		877,950
	Commercial Banks - 16.6%
	Bank of America Corp.
30,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(4)	27,985
397,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(4)	395,563
422,000	3.25%, 10/21/2027	376,443
467,000	3.38%, 04/02/2026, (3.38% fixed rate until 04/02/2025; 3 mo. USD SOFR + 1.330% thereafter)(4)	438,375
512,000	3.50%, 04/19/2026	477,938
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.2% - (continued)
	Commercial Banks - 16.6% - (continued)
$ 550,000	3.85%, 03/08/2037, (3.85% fixed rate until 03/08/2032; 5 year USD CMT + 2.000% thereafter)(4)	$ 440,245
	Bank of Ireland Group plc
1,672,000	2.03%, 09/30/2027, (2.03% fixed rate until 09/30/2026; 12 mo. USD CMT + 1.100% thereafter)(1)(4)	1,357,971
285,000	4.50%, 11/25/2023(1)	279,243
	Barclays plc
1,336,000	3.56%, 09/23/2035, (3.56% fixed rate until 09/23/2030; 5 year USD CMT + 2.900% thereafter)(4)	941,243
1,219,000	7.33%, 11/02/2026, 12 mo. USD CMT + 3.050%	1,217,025
733,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(4)	655,232
	Citigroup, Inc.
809,000	0.98%, 05/01/2025, (0.98% fixed rate until 05/01/2024; 3 mo. USD SOFR + 0.669% thereafter)(4)	748,313
734,000	3.20%, 10/21/2026	668,253
56,000	4.30%, 11/20/2026	52,736
339,000	Credit Suisse Group AG 3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(4)	232,313
554,000	Danske Bank A/S 1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(4)	470,657
	Goldman Sachs Group, Inc.
105,000	1.95%, 10/21/2027, (1.95% fixed rate until 10/21/2026; 3 mo. USD SOFR + 0.913% thereafter)(4)	89,133
1,503,000	2.64%, 02/24/2028, (2.64% fixed rate until 02/24/2027; 3 mo. USD SOFR + 1.114% thereafter)(4)	1,298,913
90,000	3.50%, 11/16/2026	82,775
1,227,000	4.48%, 08/23/2028, (4.48% fixed rate until 08/23/2027; 3 mo. USD SOFR + 1.725% thereafter)(4)	1,139,308
	HSBC Holdings plc
1,356,000	2.10%, 06/04/2026, (2.10% fixed rate until 06/04/2025; 3 mo. USD SOFR + 1.929% thereafter)(4)	1,192,276
657,000	2.63%, 11/07/2025, (2.63% fixed rate until 11/07/2024; 3 mo. USD SOFR + 1.402% thereafter)(4)	600,262
	JP Morgan Chase & Co.
894,000	1.58%, 04/22/2027, (1.58% fixed rate until 04/22/2026; 3 mo. USD SOFR + 0.885% thereafter)(4)	768,710
689,000	2.01%, 03/13/2026, (2.01% fixed rate until 03/13/2025; 3 mo. USD SOFR + 1.585% thereafter)(4)	627,861
693,000	2.60%, 02/24/2026, (2.60% fixed rate until 02/24/2025; 3 mo. USD SOFR + 0.915% thereafter)(4)	641,821
	Lloyds Banking Group plc
1,205,000	1.63%, 05/11/2027, (1.63% fixed rate until 05/11/2026; 12 mo. USD CMT + 0.850% thereafter)(4)	1,008,101
280,000	2.44%, 02/05/2026, (2.44% fixed rate until 02/05/2025; 12 mo. USD CMT + 1.000% thereafter)(4)	254,403

The accompanying notes are an integral part of these financial statements.
7

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.2% - (continued)
	Commercial Banks - 16.6% - (continued)
$ 555,000	3.75%, 03/18/2028, (3.75% fixed rate until 03/18/2027; 12 mo. USD CMT + 1.800% thereafter)(4)	$ 488,742
	Morgan Stanley
1,517,000	2.63%, 02/18/2026, (2.63% fixed rate until 02/18/2025; 3 mo. USD SOFR + 0.940% thereafter)(4)	1,404,075
790,000	3.63%, 01/20/2027	727,651
1,262,000	Natwest Group plc 3.07%, 05/22/2028, (3.07% fixed rate until 05/22/2027; 12 mo. USD CMT + 2.550% thereafter)(4)	1,071,187
	Santander UK Group Holdings plc
400,000	1.09%, 03/15/2025, (1.09% fixed rate until 03/15/2024; 3 mo. USD SOFR + 0.787% thereafter)(4)	366,788
1,205,000	1.67%, 06/14/2027, (1.67% fixed rate until 06/14/2026; 3 mo. USD SOFR + 0.989% thereafter)(4)	984,229
218,000	Standard Chartered plc 2.68%, 06/29/2032, (2.68% fixed rate until 06/29/2031; 12 mo. USD CMT + 1.200% thereafter)(1)(4)	152,137
812,000	UniCredit S.p.A. 3.13%, 06/03/2032, (3.13% fixed rate until 06/03/2031; 12 mo. USD CMT + 1.550% thereafter)(1)(4)	571,618
	Wells Fargo & Co.
1,631,000	2.39%, 06/02/2028, (2.39% fixed rate until 06/02/2027; 3 mo. USD SOFR + 2.100% thereafter)(4)	1,392,771
212,000	3.00%, 04/22/2026	193,962
117,000	3.53%, 03/24/2028, (3.53% fixed rate until 03/24/2027; 3 mo. USD SOFR + 1.510% thereafter)(4)	105,336
		23,941,594
	Commercial Services - 0.3%
90,000	Moody's Corp. 4.88%, 02/15/2024	89,507
282,000	Quanta Services, Inc. 0.95%, 10/01/2024	256,950
		346,457
	Diversified Financial Services - 1.6%
1,118,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/30/2032	835,990
1,011,000	Ally Financial, Inc. 2.20%, 11/02/2028	770,660
855,000	Capital One Financial Corp. 3.27%, 03/01/2030, (3.27% fixed rate until 03/01/2029; 3 mo. USD SOFR + 1.790% thereafter)(4)	702,616
		2,309,266
	Electric - 2.8%
206,000	EDP Finance BV 6.30%, 10/11/2027	204,878
	Enel Finance International N.V.
1,643,000	1.88%, 07/12/2028(1)	1,234,884
531,000	7.50%, 10/14/2032	531,359
1,827,000	Public Service Enterprise Group, Inc. 1.60%, 08/15/2030	1,353,802
347,000	Sempra Energy 3.70%, 04/01/2029	305,761
370,000	Southern California Edison Co. 4.70%, 06/01/2027	357,066
		3,987,750
	Entertainment - 0.8%
	Magallanes, Inc.
1,045,000	3.76%, 03/15/2027(1)	929,357
381,000	5.05%, 03/15/2042(1)	277,941
		1,207,298
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.2% - (continued)
	Environmental Control - 0.7%
$ 1,309,000	Republic Services, Inc. 2.38%, 03/15/2033	$ 1,000,864
	Healthcare - Products - 0.3%
90,000	Abbott Laboratories 3.40%, 11/30/2023	88,755
373,000	Baxter International, Inc. 2.54%, 02/01/2032	284,063
39,000	Boston Scientific Corp. 3.45%, 03/01/2024	38,089
		410,907
	Healthcare - Services - 1.2%
225,000	Aetna, Inc. 2.80%, 06/15/2023	221,719
531,000	CommonSpirit Health 3.35%, 10/01/2029	445,264
11,000	Elevance Health, Inc. 4.10%, 03/01/2028	10,301
1,051,000	HCA, Inc. 3.38%, 03/15/2029(1)	887,969
235,000	Humana, Inc. 3.70%, 03/23/2029	209,320
		1,774,573
	Insurance - 1.5%
2,000	Aflac, Inc. 6.45%, 08/15/2040	1,984
126,000	American International Group, Inc. 3.90%, 04/01/2026	120,020
513,000	Corebridge Financial, Inc. 3.65%, 04/05/2027(1)	464,481
237,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	194,885
100,000	Equitable Holdings, Inc. 4.35%, 04/20/2028	92,791
877,000	Guardian Life Global Funding 3.25%, 03/29/2027(1)	808,597
501,000	Willis North America, Inc. 4.65%, 06/15/2027	471,240
		2,153,998
	IT Services - 0.3%
612,000	Dell International LLC / EMC Corp. 3.38%, 12/15/2041(1)	378,599
	Media - 1.1%
	Charter Communications Operating LLC / Charter Communications Operating Capital
999,000	2.25%, 01/15/2029	784,771
1,038,000	3.50%, 06/01/2041	652,400
	Discovery Communications LLC
93,000	2.95%, 03/20/2023	92,189
36,000	3.63%, 05/15/2030	29,039
		1,558,399
	Mining - 0.8%
831,000	Anglo American Capital plc 2.25%, 03/17/2028(1)	673,383
710,000	Yamana Gold, Inc. 2.63%, 08/15/2031	512,856
		1,186,239
	Oil & Gas - 0.5%
	Cenovus Energy, Inc.
379,000	2.65%, 01/15/2032	292,039
73,000	6.75%, 11/15/2039	71,623
380,000	Equinor ASA 2.38%, 05/22/2030	313,790
102,000	Phillips 66 Co. 3.75%, 03/01/2028(1)	91,562
		769,014
	Pharmaceuticals - 0.8%
	AbbVie, Inc.
673,000	3.20%, 11/21/2029	586,586
228,000	3.60%, 05/14/2025	218,710
105,000	3.80%, 03/15/2025	101,254
108,000	3.85%, 06/15/2024	105,695
42,000	Becton Dickinson and Co. 3.73%, 12/15/2024	40,711
41,000	CVS Health Corp. 4.30%, 03/25/2028	38,452
		1,091,408

The accompanying notes are an integral part of these financial statements.
8

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.2% - (continued)
	Pipelines - 0.5%
$ 69,000	Enbridge, Inc. 4.25%, 12/01/2026	$ 65,214
90,000	ONEOK, Inc. 6.35%, 01/15/2031	88,717
	Plains All American Pipeline L.P. / PAA Finance Corp.
219,000	3.55%, 12/15/2029	182,351
480,000	3.80%, 09/15/2030	399,863
		736,145
	Real Estate Investment Trusts - 4.2%
174,000	Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032	125,157
	American Tower Corp.
489,000	2.40%, 03/15/2025	452,098
866,000	3.65%, 03/15/2027	782,833
	Boston Properties L.P.
508,000	2.45%, 10/01/2033	349,780
1,057,000	3.40%, 06/21/2029	873,410
	Crown Castle, Inc.
158,000	3.20%, 09/01/2024	152,216
706,000	3.80%, 02/15/2028	636,208
841,000	Equinix, Inc. 3.90%, 04/15/2032	706,994
291,000	ERP Operating L.P. 3.00%, 07/01/2029	247,018
144,000	Healthcare Realty Holdings L.P. 2.40%, 03/15/2030	109,292
127,000	Healthpeak Properties, Inc. 3.25%, 07/15/2026	116,576
527,000	Kimco Realty Corp. 2.70%, 10/01/2030	414,738
1,063,000	Sabra Health Care L.P. 3.20%, 12/01/2031	765,472
412,000	VICI Properties L.P. 4.95%, 02/15/2030	372,366
		6,104,158
	Retail - 0.4%
441,000	Genuine Parts Co. 2.75%, 02/01/2032	341,499
294,000	Home Depot, Inc. 4.50%, 09/15/2032	278,353
		619,852
	Semiconductors - 0.6%
	Qorvo, Inc.
261,000	1.75%, 12/15/2024(1)	238,006
754,000	4.38%, 10/15/2029	642,500
		880,506
	Software - 0.9%
697,000	S&P Global, Inc. 2.70%, 03/01/2029(1)	598,819
166,000	Take-Two Interactive Software, Inc. 3.70%, 04/14/2027	153,272
	VMware, Inc.
507,000	1.80%, 08/15/2028	400,036
140,000	2.20%, 08/15/2031	101,804
		1,253,931
	Telecommunications - 2.9%
	AT&T, Inc.
1,190,000	1.65%, 02/01/2028	981,556
330,000	2.75%, 06/01/2031	263,838
613,000	Rogers Communications, Inc. 3.20%, 03/15/2027(1)	555,720
	T-Mobile USA, Inc.
92,000	2.40%, 03/15/2029	75,119
1,243,000	3.88%, 04/15/2030	1,097,088
	Verizon Communications, Inc.
453,000	3.15%, 03/22/2030	382,484
120,000	4.02%, 12/03/2029	108,226
788,000	4.33%, 09/21/2028	738,460
		4,202,491
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.2% - (continued)
	Water - 2.0%
$ 950,000	American Water Capital Corp. 4.45%, 06/01/2032	$ 875,142
1,880,000	United Utilities plc 6.88%, 08/15/2028	1,932,915
		2,808,057
	Total Corporate Bonds (cost $73,997,348)	$ 63,690,283
MUNICIPAL BONDS - 3.5%
	General - 1.0%
240,000	City of New York, NY, GO 4.50%, 05/01/2049	$ 223,443
265,000	Philadelphia, PA, Auth for Industrial Dev Rev 3.96%, 04/15/2026	256,054
1,045,000	Triborough Bridge & Tunnel, NY, Auth Rev 4.50%, 05/15/2047	987,536
		1,467,033
	Higher Education - 0.1%
130,000	California State University Rev 3.07%, 11/01/2042	89,021
100,000	Clifton, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured) 4.25%, 08/15/2052	90,990
		180,011
	Power - 0.8%
1,175,000	Louisiana Local Gov't Environmental Facs & Community Dev Auth Rev 4.15%, 02/01/2033	1,095,286
	School District - 0.2%
100,000	Belton, TX, Independent School Dist, GO 4.00%, 02/15/2052	85,825
260,000	Waco, TX, Independent School Dist, GO 4.25%, 08/15/2052	239,608
		325,433
	Tobacco - 0.7%
1,115,000	Golden State, CA, Tobacco Securitization Corp. Rev 3.00%, 06/01/2046	1,009,818
	Utilities - 0.3%
362,000	Oklahoma Dev Finance Auth Rev 3.88%, 05/01/2037	336,688
	Water - 0.4%
605,000	Texas Water Dev Board Rev 4.80%, 10/15/2052	606,691
	Total Municipal Bonds (cost $5,274,649)	$ 5,020,960
U.S. GOVERNMENT AGENCIES - 19.1%
	Mortgage-Backed Agencies - 19.1%
	FHLMC - 9.1%
2,375,018	2.00%, 11/01/2051	$ 1,880,745
1,838,522	2.00%, 03/01/2052	1,452,726
1,817,984	2.50%, 11/01/2051	1,495,159
1,771,928	2.50%, 09/01/2052	1,453,380
847,321	3.00%, 04/01/2052	721,020
3,259,643	3.50%, 05/01/2052	2,873,445
1,300,726	4.00%, 06/01/2052	1,185,108
749,488	4.50%, 08/01/2052	703,833
778,671	4.50%, 09/01/2052	731,229
588,242	5.00%, 08/01/2052	567,329
		13,063,974
	FNMA - 10.0%
2,542,956	2.00%, 11/01/2051	2,010,231
3,207,110	2.00%, 03/01/2052	2,535,148

The accompanying notes are an integral part of these financial statements.
9

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 19.1% - (continued)
	Mortgage-Backed Agencies - 19.1% - (continued)
	FNMA - 10.0% - (continued)
$ 2,248,918	2.50%, 11/01/2051		$ 1,850,223
1,223,349	2.50%, 05/01/2052		1,005,803
850,780	3.00%, 07/01/2052		723,261
3,332,163	3.50%, 05/01/2052		2,937,368
1,533,958	4.00%, 06/01/2052		1,397,923
750,421	4.50%, 08/01/2052		704,785
593,395	5.00%, 08/01/2052		572,293
763,750	5.00%, 10/01/2052		736,392
			14,473,427
	Total U.S. Government Agencies (cost $30,355,173)		$ 27,537,401
U.S. GOVERNMENT SECURITIES - 29.8%
	U.S. Treasury Securities - 29.8%
	U.S. Treasury Bonds - 12.3%
5,309,000	2.88%, 05/15/2052		$ 4,098,714
6,618,000	3.00%, 08/15/2052		5,269,582
9,651,200	3.38%, 08/15/2042		8,295,508
			17,663,804
	U.S. Treasury Notes - 17.5%
347,000	1.38%, 09/30/2023		337,119
1,082,000	2.75%, 08/15/2032		967,206
2,158,000	3.13%, 08/31/2027		2,053,472
1,773,000	3.13%, 08/31/2029		1,661,356
11,801,000	3.25%, 08/31/2024		11,528,563
8,882,000	3.50%, 09/15/2025		8,655,093
			25,202,809
	Total U.S. Government Securities (cost $45,318,833)		$ 42,866,613
	Total Long-Term Investments (cost $158,292,923)		$ 142,373,975
SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
1,684,793	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(5)		$ 1,684,793
	Total Short-Term Investments (cost $1,684,793)		$ 1,684,793
	Total Investments (cost $159,977,716)	100.0%	$ 144,058,768
	Other Assets and Liabilities	(0.0)%	(59,395)
	Total Net Assets	100.0%	$ 143,999,373
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $16,430,363, representing 11.4% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
10

Hartford Schroders Sustainable Core Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 3,258,718	$ —	$ 3,258,718	$ —
Corporate Bonds	63,690,283	—	63,690,283	—
Municipal Bonds	5,020,960	—	5,020,960	—
U.S. Government Agencies	27,537,401	—	27,537,401	—
U.S. Government Securities	42,866,613	—	42,866,613	—
Short-Term Investments	1,684,793	1,684,793	—	—
Total	$ 144,058,768	$ 1,684,793	$ 142,373,975	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
11

Hartford Schroders Sustainable Core Bond Fund
GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar
Index Abbreviations:
CMT	Constant Maturity Treasury Index
Municipal Abbreviations:
GO	General Obligation
Auth	Authority
Dev	Development
Rev	Revenue
Facs	Facilities
Dist	District
Other Abbreviations:
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
PSF-GTD	Permanent School Fund Guaranteed
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

12

Hartford Schroders Sustainable Core Bond Fund
 Statement of Assets and Liabilities
October 31, 2022

Hartford Schroders Sustainable Core Bond Fund
Assets:
Investments in securities, at market value	$ 144,058,768
Cash	194
Receivables:
Investment securities sold	1,075,403
Fund shares sold	6,521
Dividends and interest	977,200
Other assets	58,820
Total assets	146,176,906
Liabilities:
Payables:
To affiliates	4,842
Investment securities purchased	2,102,693
Investment management fees	39,777
Transfer agent fees	2,227
Accounting services fees	5,307
Board of Directors' fees	470
Accrued expenses	22,217
Total liabilities	2,177,533
Net assets	$ 143,999,373
Summary of Net Assets:
Capital stock and paid-in-capital	$ 172,305,953
Distributable earnings (loss)	(28,306,580)
Net assets	$ 143,999,373
Shares authorized	375,000,000
Class I: Net asset value per share	$ 8.36
Shares outstanding	67,533
Net Assets	$ 564,297
Class R3: Net asset value per share	$ 8.39
Shares outstanding	990
Net Assets	$ 8,302
Class R4: Net asset value per share	$ 8.37
Shares outstanding	993
Net Assets	$ 8,307
Class R5: Net asset value per share	$ 8.35
Shares outstanding	996
Net Assets	$ 8,318
Class Y: Net asset value per share	$ 8.35
Shares outstanding	771,361
Net Assets	$ 6,440,942
Class F: Net asset value per share	$ 8.35
Shares outstanding	9,126,877
Net Assets	$ 76,244,705
Class SDR: Net asset value per share	$ 8.34
Shares outstanding	7,277,106
Net Assets	$ 60,724,502
Cost of investments	$ 159,977,716
The accompanying notes are an integral part of these financial statements.
13

Hartford Schroders Sustainable Core Bond Fund
 Statement of Operations
For the Year Ended October 31, 2022

Hartford Schroders Sustainable Core Bond Fund
Investment Income:
Interest	$ 3,659,714
Total investment income, net	3,659,714
Expenses:
Investment management fees	411,080
Administrative services fees
Class Y(1)	240
Transfer agent fees
Class I	900
Class R3	20
Class R4	15
Class R5	11
Class Y(1)	7,678
Class F	1,976
Class SDR(1)	14,525
Distribution fees
Class R3	44
Class R4	23
Custodian fees	3,880
Registration and filing fees	42,172
Accounting services fees	25,554
Fund administration fees	4,110
Board of Directors' fees	4,200
Audit and tax fees	14,664
Other expenses	31,096
Total expenses (before waivers, reimbursements and fees paid indirectly)	562,188
Expense waivers	(124,039)
Distribution fee reimbursements	(62)
Total waivers, reimbursements and fees paid indirectly	(124,101)
Total expenses	438,087
Net Investment Income (Loss)	3,221,627
Net Realized Gain (Loss) on Investments on:
Investments	(11,068,907)
Net Realized Gain (Loss) on Investments	(11,068,907)
Net Changes in Unrealized Appreciation (Depreciation) of Investments of:
Investments	(16,551,265)
Net Changes in Unrealized Appreciation (Depreciation) of Investments	(16,551,265)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(27,620,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (24,398,545)

(1)	See Note 1 in the Notes to Financial Statements regarding the reorganization of the Fund and the activity of the share classes prior to the reorganization.
The accompanying notes are an integral part of these financial statements.
14

Hartford Schroders Sustainable Core Bond Fund
 Statements of Changes in Net Assets

	Hartford Schroders Sustainable Core Bond Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 3,221,627	$ 1,919,565
Net realized gain (loss) on investments	(11,068,907)	2,984,089
Net changes in unrealized appreciation (depreciation) of investments	(16,551,265)	(3,638,458)
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,398,545)	1,265,196
Distributions to Shareholders:
Class I	(14,783)	—
Class R3	(317)	—
Class R4	(347)	—
Class R5	(378)	—
Class Y	(318,097)	(1,046,252)
Class F	(1,727,648)	—
Class SDR	(2,952,567)	(3,210,773)
Total distributions	(5,014,137)	(4,257,025)
Capital Share Transactions:(1)
Sold	113,246,909	35,910,407
Issued on reinvestment of distributions	4,489,018	3,649,456
Redemption-in-kind	—	(29,217,874)
Redeemed	(27,300,551)	(34,422,862)
Net increase (decrease) from capital share transactions	90,435,376	(24,080,873)
Net Increase (Decrease) in Net Assets	61,022,694	(27,072,702)
Net Assets:
Beginning of period	82,976,679	110,049,381
End of period	$ 143,999,373	$ 82,976,679

(1)	See Note 12 in the Notes to Financial Statements for additional information on the effects of the reorganization.
The accompanying notes are an integral part of these financial statements.
15

Hartford Schroders Sustainable Core Bond Fund
Financial Highlights

	—Selected Per-Share Data(1)—								—Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Sustainable Core Bond Fund(4)
For the Period Ended October 31, 2022
I (5)	$ 10.46	$ 0.23	$ (1.94)	$ (1.71)	$ (0.20)	$ (0.19)	$ (0.39)	$ 8.36	(16.83)% (6)	$ 564	0.60% (7)	0.51% (7)	2.61% (7)	162%
R3 (5)	10.45	0.19	(1.92)	(1.73)	(0.14)	(0.19)	(0.33)	8.39	(16.94) (6)	8	1.12 (7)	0.66 (7)	2.09 (7)	162
R4 (5)	10.45	0.20	(1.92)	(1.72)	(0.17)	(0.19)	(0.36)	8.37	(16.88) (6)	8	0.82 (7)	0.59 (7)	2.13 (7)	162
R5 (5)	10.45	0.21	(1.92)	(1.71)	(0.20)	(0.19)	(0.39)	8.35	(16.81) (6)	8	0.52 (7)	0.46 (7)	2.27 (7)	162
Y	10.47	0.21	(1.93)	(1.72)	(0.21)	(0.19)	(0.40)	8.35	(16.91)	6,441	0.55	0.40	2.26	162
F (5)	10.45	0.24	(1.94)	(1.70)	(0.21)	(0.19)	(0.40)	8.35	(16.72) (6)	76,245	0.41 (7)	0.36 (7)	2.68 (7)	162
SDR	10.46	0.23	(1.94)	(1.71)	(0.22)	(0.19)	(0.41)	8.34	(16.86)	60,725	0.46	0.32	2.39	162
For the Year Ended October 31, 2021
Y	$ 10.82	$ 0.18	$ (0.12)	$ 0.06	$ (0.19)	$ (0.22)	$ (0.41)	$ 10.47	0.51%	$ 9,051	0.74%	0.39%	1.74%	179%
SDR	10.82	0.19	(0.13)	0.06	(0.20)	(0.22)	(0.42)	10.46	0.50	73,926	0.69	0.32	1.78	179
For the Period Ended October 31, 2020
Y (8)	$ 10.82	$ 0.06	$ 0.02	$ 0.08	$ (0.08)	$ —	$ (0.08)	$ 10.82	0.70% (6)	$ 34,734	1.04% (7)	0.40% (7)	1.72% (7)	144%
SDR	10.44	0.23	0.62	0.85	(0.25)	(0.22)	(0.47)	10.82	8.34	75,315	0.81	0.32	2.20	144
For the Year Ended October 31, 2019
SDR	$ 9.67	$ 0.29	$ 0.79	$ 1.08	$ (0.31)	$ —	$ (0.31)	$ 10.44	11.27%	$ 62,427	0.78%	0.32%	2.91%	134%
For the Period Ended October 31, 2018
SDR (9)	$ 10.00	$ 0.20	$ (0.34)	$ (0.14)	$ (0.14)	$ —	$ (0.19)	$ 9.67	(1.38)% (6)	$ 38,061	1.48% (7)	0.32% (7)	2.74% (7)	48%

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Prior to the close of business on November 12, 2021, this Fund operated as the Predecessor Fund. Effective after the close of business on November 12, 2021, the Investor and R6 share classes were redesignated as Class Y and SDR, respectively. Please see Notes 1 and 12 in the accompanying Notes to Financial Statements for additional information regarding the reorganization.
(5)	Commenced operations on November 12, 2021.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on June 29, 2020.
(9)	Commenced operations on January 31, 2018.
The accompanying notes are an integral part of these financial statements.
16

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements
 October 31, 2022

1.	Organization:
The Hartford Mutual Funds II, Inc. (the “Company”) is an open-end registered management investment company comprised of sixteen series, as of October 31, 2022. Financial statements of Hartford Schroders Sustainable Core Bond Fund ("Sustainable Core Bond Fund" or the "Fund"), a series of the Company, are included in this report.
The Fund acquired all of the assets and liabilities of Schroder Core Bond Fund (the "Predecessor Fund") pursuant to an agreement and plan of reorganization immediately following the close of business on November 12, 2021 (the “reorganization”). Prior to the reorganization, Class SDR shares were called R6 Shares and Class Y shares were called Investor Shares. The Fund is the accounting successor to its Predecessor Fund. The financial statements of the Fund reflect the historical results of the Investor Shares and R6 Shares of the Predecessor Fund prior to the reorganization. All information and references to periods prior to the close of business on November 12, 2021 refers to the Predecessor Fund.
The Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified open-end management investment company. The Fund applies specialized accounting and reporting standards under Accounting Standards Codification-Topic 946, “Financial Services – Investment Companies”.
The Fund has registered for sale Class I, Class R3, Class R4, Class R5, Class Y, Class F and Class SDR shares. Classes I, R3, R4, R5, Y, F and SDR shares do not have a sales charge.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The NAV of each class of the Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to the Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
17

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
18

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.
d)	Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statement of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of the Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.
Orders for the purchase of the Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of the Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
19

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

3.	Securities and Other Investments:
a)	Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See the Fund’s Schedule of Investments for when-issued or delayed-delivery investments as of October 31, 2022.
c)	Mortgage-Related and Other Asset-Backed Securities – The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See the Fund's Schedule of Investments for mortgage-related and other asset-backed securities as of October 31, 2022.
d)	Inflation-Indexed Bonds – The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. See the Fund's Schedule of Investments for inflation-indexed bonds as of October 31, 2022.
4.	Principal Risks:
The Fund’s investments expose it to various types of risks associated with financial instruments and the markets. The Fund may be exposed to the risks described below. The Fund’s prospectus provides details of its principal risks.
Certain investments held by the Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 remains unclear. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
20

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of the fund that holds securities with higher credit risk may be more volatile than those of the fund that holds bonds with lower credit risk. The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.
The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. In some instances, regulators may restrict new use of LIBOR prior to the actual cessation date. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate ("SOFR"), which is is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities and is intended to replace the U.S. dollar LIBOR). As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
5.	Federal Income Taxes:
a)	The Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and foreign currency gains and losses. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
21

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the years ended October 31, 2022 and October 31, 2021 are as follows:

For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
$ 4,249,484	$ 764,653	$ 3,616,546	$ 640,479

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
As of October 31, 2022, the components of total accumulated earnings (deficit) for the Fund on a tax basis are as follows:
Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
$ 372,657	$ (12,055,401)	$ (3,695)	$ (16,620,141)	$ (28,306,580)
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassification is the result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2022, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Paid-in-Capital	Distributable Earnings (Loss)
$ 477,634	$ (477,634)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.

Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
$ 8,338,994 *	$ 3,716,407 *

*	Future utilization of losses are subject to limitation under current tax laws.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2022 is different from book purposes primarily due to wash sale loss deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primary due to wash sales deferrals, is disclosed below:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 160,678,909	$ 27,741	$ (16,647,882)	$ (16,620,141)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews the Fund’s tax positions for all open tax years. As of October 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. The Fund files U.S. tax returns. Although the statute of limitations for examining the Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2022, the Fund did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
22

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

6.	Expenses:
a)	Investment Management Agreement – HFMC serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Schroder Investment Management North America Inc. ("SIMNA") under a sub-advisory agreement. SIMNA performs the daily investment of the assets for the Fund.
Prior to the close of business on November 12, 2021, the Predecessor Fund had an administration agreement with SEI Investments Global Funds Services (“SEI” or the “Administrator”), under which the Administrator provided administrative services to the Fund. For these services, the Administrator was paid a fee, which varied based on the average daily net assets of the Fund, subject to certain minimums. These fees are included in the Fund administration fees in the Statement of Operations.
b)	The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2022; the rates are accrued daily and paid monthly based on the Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
0.3200% on first $500 million and;
0.3000% on next $500 million and;
0.2800% over $1 billion
Prior to the close of business on November 12, 2021, the Predecessor Fund paid a management fee in the amount of 0.25% based on the Fund’s average daily net asset to SIMNA, which served as the investment manager for the Predecessor Fund.
c)	Accounting Services Agreement – HFMC provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of the Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund pays HFMC a fee. The fund accounting fee for the Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
d)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund. As of October 31, 2022, HFMC contractually agreed to limit the total annual fund operating expenses of the Fund (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through February 28, 2023 for Classes I, R3, R4, R5 and F, and through November 15, 2023 for Classes Y and SDR, unless the Board of Directors approves its earlier termination, as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
0.51%	1.06%	0.76%	0.46%	0.40%	0.36%	0.32%
For the period November 1, 2021 through the close of business on November 12, 2021, the investment manager of the Predecessor Fund had contractually agreed to waive management fees, pay and/or reimburse the Fund for expenses to the extent that the total annual fund operating expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class that exceeded the following annual rates (based on the average daily net assets attributable to each share class): 0.32% for R6 Shares and 0.40% for Investor Shares, now presented as Class SDR shares and Class Y shares, respectively.
e)	Distribution and Service Plan for Class R3 and Class R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Fund.
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class R3 and R4 shares. Under a Plan, Class R3 and Class R4 shares of the Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other
23

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Fund's transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period from after the close of business on November 12, 2021 through October 31, 2022, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

CCO Compensation Paid by Fund
$ 344
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. The Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. ("DST") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class Y	0.11%
Class F	0.004%
Class SDR	0.004%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statement of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the period from November 1, 2021 through the close of business on November 12, 2021, the effective rate of compensation paid for transfer agency services to the previous transfer agent based on the average daily net assets attributable to each share class is as follows:
Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
N/A (1)	N/A (1)	N/A (1)	N/A (1)	0.51%	N/A (1)	0.51%

(1)	Classes I, R3, R4, R5 and F commenced operations on November 12, 2021.
For the period from the close of business on November 12, 2021 through October 31, 2022, the effective rate of compensation paid to HASCO for transfer agency services based on the average daily net assets attributable to each share class is as follows:
Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
0.20%	0.22%	0.17%	0.12%	0.08%	0.00% *	0.00% *

*	Percentage rounds to zero.
24

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

For the period from November 1, 2021 through October 31, 2022, the combined effective rate of total compensation for the period paid for transfer agency services to the previous transfer agent and HASCO based on the average daily net assets attributable to each share class is as follows:
Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
0.20% (1)	0.22% (1)	0.17% (1)	0.12% (1)	0.10%	0.00% *(1)	0.02%

*	Percentage rounds to zero.
(1)	Classes I, R3, R4, R5 and F commenced operations on November 12, 2021.
Prior to the close of business on November 12, 2021, the Predecessor Fund had a shareholder servicing plan under which a shareholder servicing fee of up to 0.15%, after waivers, of average daily net assets of Investor Shares of the Predecessor Fund was paid to financial intermediaries. For the year ended October 31, 2022, these amounts, if any, are included in the Statement of Operations.
7.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). The Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. The Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
The Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Investment Income from securities lending. The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statement of Operations.
For the year ended October 31, 2022, the Fund did not engage in securities lending.
8.	Affiliate Holdings:
As of October 31, 2022, affiliates of The Hartford had ownership of shares in the Fund as follows:
Percentage of a Class:

Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
1%	100%	100%	100%	—	0%*	—

*	Percentage rounds to zero.
25

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

Percentage of Fund by Class:
Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
0%*	0%*	0% *	0% *	—	0% *	—

*	Percentage rounds to zero.
As of October 31, 2022, affiliated funds of funds in the aggregate owned a portion of the Fund. Therefore, the Fund may experience relatively large purchases or redemptions of its shares as a result of purchase and sale activity from these affiliated funds of funds. Affiliated funds of funds owned shares in the Fund as follows:
Percentage of Fund*
52%

*	As of October 31, 2022, affiliated funds of funds were invested in Class F shares.
9.	Investment Transactions:
For the year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
$82,391,532	$43,913,542	$206,370,503	$154,836,412	$288,762,035	$198,749,954
10.	In-Kind Transfers:
On August 17, 2021, the Predecessor Fund redeemed shares in exchange for securities.

Predecessor Fund	Shares Redeemed	Value of Securities	Cash	Total
Schroder Core Bond Fund	2,753,805	$ 26,389,283	$ 2,828,591	$ 29,217,874
There were realized gains of $941,227 for the in-kind transaction in 2021.
For the year ended October 31, 2022, there were no in-kind transactions.
11.	Capital Share Transactions:
The following information is for the years ended October 31, 2022 and October 31, 2021:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class I(1)
Shares Sold	89,834	$ 861,905	—	$ —
Shares Issued for Reinvested Dividends	1,648	14,783	—	—
Shares Redeemed	(23,949)	(208,242)	—	—
Net Increase (Decrease)	67,533	668,446	—	—
Class R3(1)
Shares Sold	957	$ 10,000	—	$ —
Shares Issued for Reinvested Dividends	33	317	—	—
Net Increase (Decrease)	990	10,317	—	—
Class R4(1)
Shares Sold	957	$ 10,000	—	$ —
Shares Issued for Reinvested Dividends	36	347	—	—
Net Increase (Decrease)	993	10,347	—	—
26

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R5(1)
Shares Sold	957	$ 10,000	—	$ —
Shares Issued for Reinvested Dividends	39	376	—	—
Net Increase (Decrease)	996	10,376	—	—
Class Y
Shares Sold	50,373	$ 480,247	481,714	$ 5,173,308
Shares Issued for Reinvested Dividends	20,209	194,707	79,975	857,345
Shares Redeemed	(163,701)	(1,594,345)	(2,908,658)	(31,039,331)
Net Increase (Decrease)	(93,119)	(919,391)	(2,346,969)	(25,008,678)
Class F(1)
Shares Sold	10,129,806	$ 97,005,756	—	$ —
Shares Issued for Reinvested Dividends	192,860	1,727,648	—	—
Shares Redeemed	(1,195,789)	(10,887,963)	—	—
Net Increase (Decrease)	9,126,877	87,845,441	—	—
Class SDR
Shares Sold	1,527,277	$ 14,869,001	2,913,476	$ 30,737,099
Shares Issued for Reinvested Dividends	266,756	2,550,840	261,730	2,792,111
Shares Redeemed	(1,581,745)	(14,610,001)	(320,272)	(3,383,531)
Shares Redeemed-In-Kind	—	—	(2,753,805)	(29,217,874)
Net Increase (Decrease)	212,288	2,809,840	101,129	927,805
Total Net Increase (Decrease)	9,316,558	$ 90,435,376	(2,245,840)	$ (24,080,873)

(1)	Commenced operations on November 12, 2021.
12.	Fund Reorganization:
At a special meeting of shareholders of the Predecessor Fund held on October 28, 2021, and adjourned to November 3, 2021, shareholders of the Predecessor Fund approved an agreement and plan of reorganization pursuant to which the Predecessor Fund transferred all of its assets to the Fund, in exchange for shares of the designated classes of the Fund and the assumption by the Fund of all of the liabilities of the Predecessor Fund. The Predecessor Fund was determined to be the accounting survivor. The consummation of the reorganization took place immediately after the close of business on November 12, 2021 in a tax-free exchange of shares as detailed below.

Net assets of Predecessor Fund as of the close of business on November 12, 2021	Net assets of Fund immediately before Reorganization	Net assets of Fund immediately after Reorganization	Predecessor Fund shares exchanged	Fund shares issued to the Predecessor Fund's Shareholders
$ 83,254,484	$ —	$ 83,254,484	7,963,263	7,963,263
Assuming the acquisition had been completed on November 1, 2021, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2022, are as follows:
Net investment income	$ 3,221,627
Net realized and unrealized gain (loss) on investments	(27,620,172)
Net increase (decrease) in net assets from operations	$ (24,398,545)
13.	Line of Credit:
The Fund participates in a committed line of credit pursuant to a credit agreement dated March 3, 2022. The Fund may borrow under the line of credit for temporary or emergency purposes. The Fund (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. The fees incurred by the Fund in connection with the committed line of credit during the period appear in the Statement of Operations under “Other expenses.” During and as of the period ended October 31, 2022, the Fund had no borrowings under this facility.
27

Hartford Schroders Sustainable Core Bond Fund
 Notes to Financial Statements – (continued)
 October 31, 2022

14.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
16.	Change in Independent Registered Public Accounting Firm:
The Predecessor Fund selected BBD, LLP (“BBD”) to serve as its independent registered public accounting firm for its fiscal year ended October 31, 2021. The decision to select BBD was recommended by the Predecessor Fund’s Audit Committee and was approved by the Predecessor Fund’s Board of Trustees on September 22, 2021. During the fiscal year ended October 31, 2020 and the subsequent interim period through September 22, 2021, neither the Predecessor Fund, nor anyone on its behalf, consulted with BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Predecessor Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of BBD does not reflect any disagreements with or dissatisfaction by the Predecessor Fund or the Predecessor Fund’s Board of Trustees with the performance of the Predecessor Fund’s prior independent registered public accounting firm for the fiscal year ended October 31, 2020. On November 3, 2021, the prior auditor resigned as the Independent Registered Public Accounting Firm for the Predecessor Fund. The prior auditor's report on the Predecessor Fund’s financial statements for fiscal year ended October 31, 2020 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Predecessor Fund’s fiscal year ended October 31, 2020 and the subsequent interim period through November 3, 2021 (i) there were no disagreements with the prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Predecessor Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.
17.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
28

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds II, Inc. and the Shareholders of Hartford Schroders Sustainable Core Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Hartford Schroders Sustainable Core Bond Fund, a series of The Hartford Mutual Funds II, Inc. (the "Fund") (previously known as Schroder Core Bond Fund, a series of shares of beneficial interest in Schroder Series Trust), including the schedule of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as presented in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as presented in the table below, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the periods presented below and noted as "Audited by Other Auditor" were audited by other auditors whose reports dated December 28, 2019 and December 29, 2020, expressed an unqualified opinion on those financial highlights.
Class	Financial Highlights Presented and Audited by BBD
Class I /R3/R4/R5/F	For the period November 12, 2021 (commencement of operations) to October 31, 2022
Class Y (previously Investor)	For each of the years in the two-year period ended October 31, 2022
Class SDR (previously R6)	For each of the years in the two-year period ended October 31, 2022
Class	Financial Highlights Presented and Audited by Other Auditor
Class Y (previously Investor)	For the period June 29, 2020 (commencement of operations) to October 31, 2020
Class SDR (previously R6)	For each of the years in the two-year period ended October 31, 2020 and for the period January 31, 2018 (commencement of operations) to October 31, 2018
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ BBD, LLP
We have served as the auditor of the Fund since 2021.
Philadelphia, Pennsylvania
December 27, 2022
29

Hartford Schroders Sustainable Core Bond Fund
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage the Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that the Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds II, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to the Fund, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period ended on June 30, 2022 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Fund’s liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of the Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of the Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Fund’s liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to the Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for the Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of the Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to the Fund. Because liquidity in the capital markets in which the Fund invests is beyond the control of the Fund, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
30

Hartford Schroders Sustainable Core Bond Fund
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds II, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2022. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
31

Hartford Schroders Sustainable Core Bond Fund
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
32

Hartford Schroders Sustainable Core Bond Fund
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
33

Hartford Schroders Sustainable Core Bond Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Fund's website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
34

Hartford Schroders Sustainable Core Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds II, Inc.
Hartford Schroders Sustainable Core Bond Fund
Hartford Schroders Sustainable Core Bond Fund (the "Fund") is a successor to a corresponding series of Schroder Series Trust (the "Predecessor Fund") pursuant to a reorganization consummated after the close of business on November 12, 2021.
Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund’s board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act (the "Independent Directors"), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 9-10, 2022, the Board of Directors (the "Board") of The Hartford Mutual Funds II, Inc. ("HMF II"), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC ("HFMC") and each of The Hartford Mutual Funds, Inc. ("HMF"), on behalf of its series, and HMF II, on behalf of the Fund (the "Management Agreement"); and (ii) the continuation of an investment sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Management Agreement, the "Agreements") by and between HFMC and the Fund’s sub-adviser, Schroder Investment Management North America Inc. ("SIMNA Inc." or the "Sub-adviser" and together with HFMC, the "Advisers"), with respect to the Fund.
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to the Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to the Fund, as applicable. Broadridge Financial Solutions, Inc. ("Broadridge"), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the "Consultant") to assist them in evaluating the Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
In determining whether to approve the continuation of the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Fund and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
35

Hartford Schroders Sustainable Core Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the "Hartford funds"). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Fund’s Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the Fund’s risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Fund, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Fund and its service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of the Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s day-to-day oversight of the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Fund’s investments and those of other funds or accounts, if any, managed by the Fund’s portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and rationalize, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Fund’s officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Fund.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, the right to exchange investments between the same class of shares and the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds). The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.
36

Hartford Schroders Sustainable Core Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund, which included the performance of the Predecessor Fund. The Board noted that the Predecessor Fund had been managed by SIMNA Inc. In this regard, the Board reviewed the performance of the Fund over different time periods and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of the Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding the Fund’s performance, see the Fund Factors synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on the Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees are paid by HFMC and not the Fund. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to the Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund and the amount of the management fee retained by
37

Hartford Schroders Sustainable Core Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

HFMC, and total operating expenses for the Fund. The Board also reviewed information from Broadridge comparing the Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding the Fund’s expenses, see the Fund Factors synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense group. While the Board recognized that comparisons between the Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to the Fund’s fees and total operating expenses and expense group.
The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Fund, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Fund and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing the Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on the profitability to HFMC from providing such services to the Fund. The Board also considered that the Fund pays a transfer agency fee to Hartford Administrative Services Company ("HASCO"), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with
38

Hartford Schroders Sustainable Core Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF II, on behalf of the Fund, and HASCO. The Board reviewed information about the profitability to HASCO of the Fund’s transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Fund were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC ("HFD"), an affiliate of HFMC, serves as principal underwriter of the Fund. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Fund. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which the Sub-adviser serves as investment adviser. The Board also considered that Schroder Fund Advisors LLC ("SFA"), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA is involved in the distribution of the Class SDR shares of the Fund, and HFMC compensates SFA for such services.
The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
Fund Factors
For purposes of evaluating the Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses), as of March 31, 2022, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by an independent firm engaged by the Board. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses) as of March 31, 2022. The Board considered Fund performance to be "in line with" the Fund’s benchmark where it was 0.5% above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual and actual management fee, and total operating expenses of its Class I shares (net of all fees and expenses), as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by the independent firm engaged by the Board.
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3-year period.
•	The Board noted that the Fund’s contractual and actual management fee were in the 1st quintile of its expense group and its total expenses were in the 3rd quintile. The Board noted that Class I Shares of the Fund have a contractual expense cap of 0.51% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
39

Hartford Schroders Sustainable Core Bond Fund
Supplemental Proxy Information (Unaudited)

A special meeting of shareholders of the Predecessor Fund was held on October 28, 2021, and adjourned to November 3, 2021 (“Shareholder Meeting”). At the Shareholder Meeting, shareholders of the Predecessor Fund voted to approve an agreement and plan of reorganization pursuant to which the Predecessor Fund would transfer all of its assets to the Fund, in exchange for shares of the designated classes of the Fund and the assumption by the Fund of all of the liabilities of the Predecessor Fund. The final results of the Shareholder Meeting are reported below:

Shares Outstanding (as of Record Date (September 2, 2021)): 8,393,022.000
Total Shares Voted: 4,804,217.000
Percentage of Shares Voted: 57.24%
Votes For: 4,804,217.000
Percentage of Shares For: 100.00%
Votes Against: 0
Percentage of Shares Against: 0.00%
Votes Abstained: 0
Percentage of Shares Abstained: 0.00%
40

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

[This page is intentionally left blank]

[This page is intentionally left blank]

This report is submitted for the general information of the shareholders of the Hartford Schroders Sustainable Core Bond Fund (the "Fund"). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Fund is distributed by Hartford Funds Distributors, LLC.
MFAR-SSCB22    12/22     Printed in the U.S.A.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$345,358 for the fiscal year ended October 31, 2022; $284,690 for the fiscal year ended October 31, 2021, as follows:

	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
PricewaterhouseCoopers LLP	$324,958	$284,690
BBD, LLP	$20,400	$0
Aggregate Fees	$345,358	$284,690

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended October 31, 2022; $0 for the fiscal year ended October 31, 2021.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$73,892 for the fiscal year ended October 31, 2022; $65,952 for the fiscal year ended October 31, 2021, as follows:

	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
PricewaterhouseCoopers LLP	$73,892	$65,952
BBD, LLP	$0	$0
Aggregate Fees	$73,892	$65,952

Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$982 for the fiscal year ended October 31, 2022; $11,586 for the fiscal year ended October 31, 2021, as follows:

	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
PricewaterhouseCoopers LLP	$982	$11,586
BBD, LLP	$0	$0
Aggregate Fees	$982	$11,586

These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)	(1)

The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e) (2)

One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2022, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $74,874 for the fiscal year ended October 31, 2022; $77,538 for the fiscal year ended October 31, 2021, as follows:

	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
PricewaterhouseCoopers LLP	$74,874	$77,538
BBD, LLP	$0	$0
Aggregate Fees	$74,874	$77,538

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $120,925 for the fiscal year ended October 31, 2022 and $325,000 for the fiscal year ended October 31, 2021, as follows:

	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
PricewaterhouseCoopers LLP	$120,925	$325,000
BBD, LLP	$0	$0
Aggregate Fees	$120,925	$325,000

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: January 6, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 6, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 6, 2023	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial Officer and Principal Accounting Officer)